As filed with the Securities and Exchange Commission on April 28, 2011.

Registration Nos. 333-119611 and 811-6466

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 55	☒

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

(Exact Name of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(Name of Depositor)

440 Mamaroneck Avenue

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(800) 333-6524

Name and Address of Agent for Service: Shane Daly 4333 Edgewood Road, NE Cedar Rapids, IA 52499-0001	Copy to: Mary Thornton Payne, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485 (date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485 (date)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under flexible premium individual deferred variable annuity contracts.

ML of New York Variable Annuity

Separate Account A (the “Separate Account”)

Flexible Premium Individual Deferred

Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company of
New York

Home Office:   440 Mamaroneck Avenue

                       Harrison, New York 10528

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 333-6524

offered through

Transamerica Capital, Inc.

Prospectus May 1, 2011 Merrill Lynch Investor Choice Annuity® (Investor Series)

This Prospectus describes a flexible premium individual deferred variable annuity contract issued by Transamerica Advisors Life Insurance Company of New York (“we” or “us”). The Contract allows the owner (or “you”) to accumulate an account value, and later apply the annuity value to receive fixed annuity payments. This Prospectus provides basic information that you should know before investing. Please read it carefully and keep it for future reference. We no longer offer the Contract for sale to new purchasers.

The account value you accumulate under the Contract will fluctuate daily, based on the investment performance of the Separate Account’s subaccounts in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform. Investing in this Contract involves risks, including possible loss of some or all of your investment.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

When you purchase your Contract, you must select one of four Classes of the Contract, each of which has a different surrender charge and asset-based insurance charge. The four available Classes of the Contract are:
▶ B Class	▶ L Class
▶ C Class	▶ XC Class

If you select the XC Class, we will add a bonus amount to your account value each time you make a premium payment. In certain circumstances, we may take back all or a portion of the bonus amount. The overall expenses for the XC Class will be higher than the expenses for a similar Contract that does not pay a bonus amount. Selecting the XC Class may be beneficial to you only if you own the Contract for a sufficient length of time, and the investment performance of the Separate Account’s subaccounts in which you invest is sufficient to compensate for its higher expenses. Over time, the value of the bonus amount(s) could be more than offset by higher expenses.

We put your premium payments as you direct into one or more subaccounts of the Separate Account. In turn, we invest each subaccount’s assets in the following corresponding portfolios (“Funds”):

AIM Variable Insurance Funds (Invesco

Variable Insurance Funds) – Series I Shares

Managed by Invesco Advisers, Inc.

Invesco V.I. Basic Value Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco Van Kampen V.I. Comstock Fund

AllianceBernstein Variable Products Series Fund, Inc. – Class A

Managed by AllianceBernstein L.P.

AllianceBernstein International Value Portfolio

AllianceBernstein Small/Mid Cap

Value Portfolio

AllianceBernstein Value Portfolio

American Funds Insurance Series®

– Class 2 Shares

Managed by Capital Research and

Management CompanySM

American Funds - Asset Allocation Fund

American Funds - Bond Fund

American Funds - Growth Fund

American Funds - Growth-Income Fund

American Funds - International Fund

BlackRock Variable Series Funds, Inc.

– Class I Shares

Managed by BlackRock Investments, LLC

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Fund, Inc.

– Class III Shares

Managed by BlackRock Investments, LLC

BlackRock Global Opportunities V.I. Fund

Davis Variable Account Fund, Inc.

Managed by Davis Selected Advisers, LP

Davis Value Portfolio

Dreyfus Variable Investment Fund

– Service Class

Managed by The Dreyfus Corporation

Dreyfus VIF Appreciation Portfolio

Eaton Vance Variable Trust

Managed by Eaton Vance Management

Eaton Vance VT Floating-Rate Income Fund

Eaton Vance VT Large-Cap Value Fund

Federated Insurance Series – Primary Shares

Managed by Federated Equity Management

Company of Pennsylvania

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

Franklin Templeton Variable Insurance

Products Trust – Class 2 Shares

Managed by Templeton Investment Counsel LLC

Templeton Foreign Securities Fund

Managed by Templeton Global Advisors Limited

Templeton Growth Securities Fund

Janus Aspen Series – Service Shares

Managed by Janus Capital Management LLC

Janus Aspen – Enterprise Portfolio

Janus Aspen Forty Portfolio

Oppenheimer Variable Account Funds

– Service Class

Managed by OppenheimerFunds, Inc.

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small - & Mid-Cap

Fund®/VA

PIMCO Variable Insurance Trust

– Administrative Class Shares

Managed by Pacific Investment Management

Company LLC

CommodityRealReturn® Strategy Portfolio

Low Duration Portfolio

Real Return Portfolio

Total Return Portfolio

Pioneer Variable Contracts Trust

– Class II Shares

Managed by Pioneer Investment

Management, Inc.

Pioneer Emerging Markets VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Real Estate Shares VCT Portfolio

Transamerica Series Trust – Service Class

Managed by Transamerica Asset

Management, Inc.

Transamerica AllianceBernstein Dynamic

Allocation VP

Transamerica Series Trust – Service Class

Continued...

Transamerica Morgan Stanley Growth

Opportunities VP

Transamerica Systematic Small/Mid Cap

Value VP

Transamerica WMC Diversified Growth VP

Wanger Advisors Trust

Managed by Columbia Wanger Asset

Management, LLC

Wanger International

Wanger USA

Purchases and Redemptions of Fund Shares; Reinvestment. The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

This Contract is not available to be purchased as a qualified contract or through a tax-deferred plan.

Please read the current prospectus for each of the Funds available through this Contract carefully before investing and retain them for future reference.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2011 (known as the “SAI”). For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this Prospectus. (It is legally a part of this Prospectus.) The SAI’s table of contents appears at the end of this Prospectus.

The SEC maintains a web site that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus is primarily designed for potential purchasers of the Contract, you may have previously purchased a Contract and are receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features and charges of the Contract may vary over time and generally you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, and/or refer to your Contract.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Definitions

•	account value: The sum of the values of your interests in the subaccounts of the Separate Account as of the end of a valuation period.

•	accumulation unit: A unit of measure used to determine the value of your interest in a subaccount during the accumulation period. There will be Class-distinct accumulation units for each subaccount.

•

accumulation unit value: The value of an accumulation unit during a valuation period. Class-distinct accumulation unit values are determined for each subaccount as of the close of trading (generally 4:00 p.m. (ET)) on each day the New York Stock Exchange is open.

•	annuitant: Any natural person(s) on whose life annuity payments are based. During the accumulation period, all references to the annuitant shall include any joint annuitants.

•	annuity date: The date on which you choose to begin receiving annuity payments. The annuity date must occur by the oldest annuitant’s 90th birthday.

•

annuity value: The amount which will be applied to an annuity option on the annuity date. It is the account value on the annuity date reduced by any charges for premium taxes and any other charges deducted on the annuity date.

•	beneficiary(ies): The person(s) or entity(ies) designated by you to receive payment of the death benefit provided under the Contract.

•	contract anniversary: An anniversary of the contract date.

•	contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

•

contract value: The total value of your interest in the Contract as of the end of the valuation period. It equals the account value less any bonus amounts subject to recapture (for XC Class Contracts), less uncollected charges.

•	contract year: A one year period starting on the contract date and on each contract anniversary thereafter.

•	Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of
Section 408 or 408A of the Internal Revenue Code (“IRC”).

•	maturity date: The latest possible annuity date.

•

monthaversary: The contract date and the same calendar day of each successive month during the accumulation period. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the monthaversary will be the first day of the following month.

•

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next valuation period. There will be a Class-distinct net investment factor for each subaccount.

•	nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified contract or arrangement described in the IRC.

•	qualified contract: A Contract issued in connection with a retirement arrangement described under Section 401(a), 403(b), 408, or 408A of the IRC.

•

quarterversary: The same calendar day of each successive three month period during the accumulation period, beginning with the contract date. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent third month, the quarterversary will be the first day of the following month.

•

surrender value: The amount available upon surrender of the Contract. It is equal to the contract value reduced by any charges which apply upon surrender, including the surrender charge, and any bonus amounts which are recaptured upon surrender, and increased by any credits, which are added upon surrender.

•	tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

•	valuation period: The interval from one determination of the accumulation unit value for a subaccount to the next such determination.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer account value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums	None
State Premium Taxes[1]	0% -3.5%
Surrender Charge

Complete Years Elapsed Since Payment of Each Premium	As a% of premium withdrawn
	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%
Transfer Fee[2]			Maximum	Current
			$30	$25

[1]	New York does not currently impose a premium tax on annuity contracts.
[2]	There is no charge for the first 12 transfers in a contract year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you will pay if you add optional riders to your Contract.

Periodic Charges Other Than Fund Expenses

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts)	B Class	L Class	C Class	XC Class
Maximum Asset-Based Insurance Charge	2.00%	2.00%	2.00%	2.00%
Current Asset-Based Insurance Charge for all subaccounts other than those noted below	1.25%	1.45%	1.60%	1.65%
Current Asset-Based Insurance Charge for the Pioneer High Yield VCT Subaccount	1.20%	1.40%	1.55%	1.60%
Current Asset-Based Insurance Charge for the Dreyfus VIF Appreciation, Eaton Vance VT Floating-Rate Income, Eaton Vance VT Large Cap Value, Janus Aspen Forty, Janus Aspen - Enterprise, Templeton Foreign Securities, Templeton Growth Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Main Street Small - & Mid-Cap, Pioneer Fund VCT, and Pioneer Emerging Markets VCT Subaccounts	1.15%	1.35%	1.50%	1.55%
Current Asset-Based Insurance Charge for the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Subaccounts	1.40%	1.60%	1.75%	1.80%

	Maximum	Current
Other Charges
Annual Contract Fee[3]	$75	$50
Annual Charge for Optional Riders[4]
Return of Premium GMDB[5]	0.40%	0.15%
Maximum Anniversary Value GMDB[5]	0.65%	0.25%
GMIB[6]	0.90%	0.50%
GMWB[7]	1.50%	0.75%

[3]

The contract fee will be assessed annually on each contract anniversary and upon surrender or annuitization only if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

[4]

Each of these charges will be calculated on each monthaversary by multiplying the respective base by the respective current charge percentage and dividing the resulting amount by 12. The sum of the charges calculated on each of the three previous monthaversaries is collected on each quarterversary. If you terminate these riders at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We won’t deduct these charges after the annuity date.

[5]	The GMDB Base is generally the minimum value that would be paid under the applicable Guaranteed Minimum Death Benefit (“GMDB”). For more information, see “Death Benefit.”
[6]	The GMIB Base is the amount used to calculate the monthly income payable under the Guaranteed Minimum Income Benefit (“GMIB”). For more information, see “Guaranteed Minimum Income Benefit.”
[7]

The GMWB Base is the amount used to calculate the Guaranteed Lifetime Amount under the Guaranteed Minimum Withdrawal Benefit (“GMWB”). The Guaranteed Lifetime Amount is equal to the GMWB Base multiplied by the Lifetime Income Percentage. For more information, see “Guaranteed Minimum Withdrawal Benefit.”

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2010 before any contractual waivers and expense reimbursements. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[8]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, shareholder service fees, and other expenses)	0.43%	2.27%

[8]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2010 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Separate Account Annual Expenses (including the current asset-based insurance charge for the most expensive subaccount), the current Annual Contract Fee, the current Maximum Anniversary Value Charge, the current GMWB Charge, and Annual Fund Operating Expenses. These costs reflect the most expensive combination of Contract charges. If you elected fewer or a different combination of Contract features, your costs would be lower than those shown.

Example 1. This Example assumes that you invest $10,000 in a B Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,110	$1,903	$2,714	$5,011
(b)	$940	$1,393	$1,863	$3,362

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$478	$1,450	$2,442	$5,011
(b)	$295	$911	$1,563	$3,362

Example 2. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,038	$1,867	$2,532	$5,171
(b)	$867	$1,354	$1,662	$3,558

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$498	$1,507	$2,532	$5,171
(b)	$315	$971	$1,662	$3,558

Example 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$693	$1,549	$2,600	$5,290
(b)	$514	$1,016	$1,737	$3,702

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$513	$1,549	$2,600	$5,290
(b)	$330	$1,016	$1,737	$3,702

Example 4. This Example assumes that you invest $10,000 in an XC Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,238	$2,193	$3,162	$5,329
(b)	$1,069	$1,696	$2,351	$3,749

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$518	$1,563	$2,622	$5,329
(b)	$335	$1,031	$1,761	$3,749

Example 4, above, takes into account any bonus amounts that are subject to recapture. The circumstances under which bonus credits are recaptured are discussed later in this Prospectus.

Contractual waivers and reimbursements are reflected in the first year of the Example, but not in subsequent years. See the “Charges, Deductions, and Credits” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

Capsule Summary of the Contract

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this Prospectus and in the Statement of Additional Information (“SAI”). Please read this Prospectus carefully.

Your Contract in General

•

Tax-Deferred Accumulation. This annuity is a contract between you (the contract owner) and us in which you agree to make one or more payments to us and, in return, we agree to make a series of payments to you at a later date. The Contract gives you the opportunity to accumulate earnings on your account value that are generally tax-deferred until:

•	you take money out of the Contract by surrender or partial withdrawal or take withdrawals under the Guaranteed Minimum Withdrawal Benefit (“GMWB”),

•	we make annuity payments to you,

•	or we pay the death benefit.

Your account value will increase or decrease depending on the investment performance of the subaccounts to which you allocate premiums and transfer account value, the premiums you pay, the fees and charges we deduct, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your account value.

•

Accumulation and Annuity Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” or accumulation period and the “payout” or annuity period. During the accumulation period, you can allocate premiums and transfer account value among any combination of subaccounts offered under the Contract. The annuity period begins once you start receiving regular annuity payments from the Contract. You may receive fixed annuity payments under one of the available annuity payment options. The annuity value you accumulate during the accumulation period will determine the dollar amount of any annuity payments you receive.

•

Death Benefit. The Contract also provides a death benefit payable if the owner (or the first owner to die, if the Contract has co-owner, or the annuitant if the owner is a non-natural person) dies before the annuity date.

•

Retirement Savings Vehicle. The Contract is designed to be a long-term investment in order to provide annuity benefits for you. If you withdraw money from the Contract prematurely, you may incur substantial charges. In addition, any money you take out of the Contract to the extent of gain is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

•

The Separate Account. You may allocate premium(s) into up to 20 of the available subaccounts. Each subaccount invests exclusively in one of the Funds listed in the beginning of this Prospectus. We reserve the right to offer other subaccounts in the future or close subaccounts to new premiums and incoming transfers of account value. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of those subaccounts and will be reduced by Contract fees and charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

•

Tax-Deferred Plans. The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

•

Controlling Documents. This Prospectus provides a general description of the Contracts. Your actual Contract and any riders or endorsements are the controlling documents. If you would like to review a copy of the Contract or any riders or endorsements, contact our Service Center.

•

Other Contracts We Issue. We offer other variable annuity contracts that are available in different markets and have different fund selections. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information – Selling the Contract.”

The Classes

•

The Contract allows you to select one of four different charge structures based on your specific situation. Each different charge structure is referred to as a “Class.” Each Class imposes a different level of surrender charge and asset-based insurance charge. Your Financial Advisor can assist you in selecting the Class that is right for you, based on your needs and preferences. Prior to issuance, you must select one of the four available Classes of the Contract:

•

B Class — imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.15% to 1.40% of subaccount assets (guaranteed not to exceed 2.00%).

•

L Class — imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.35% to 1.60% of subaccount assets (guaranteed not to exceed 2.00%).

•

C Class — imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.50% to 1.75% of subaccount assets (guaranteed not to exceed 2.00%).

•

XC Class — imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing annually over 9 years following each premium payment and an asset-based insurance charge that varies by subaccount and currently ranges from 1.55% to 1.80% of subaccount assets (guaranteed not to exceed 2.00%). If you select this Class, we will add a bonus amount to your account value each time you make a premium payment. Under certain circumstances, we may recapture all or a portion of the bonus amount.

Premiums

•

Premium Flexibility. Generally, before the annuity date you can pay premiums as often as you like. The initial premium payment must be $10,000 or more. Subsequent premiums must be $50 or more. The minimum premiums do not vary by Class.

•

Third Party Checks. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company of New York, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

•

Maximum Premium. We may refuse to accept additional premiums if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, and owned by you (or any co-owner or the annuitant, if the contract owner is a non-natural person) exceed $1,000,000.

•

Right to Refuse Premiums. We reserve the right to refuse to accept any premium payments. No additional premiums may be paid on or after the owner’s (or older co-owner’s or annuitant’s, if the owner is a non-natural person) 81st birthday for XC Class Contracts, 83rd birthday for B Class Contracts and 85th birthday for L and C Class Contracts.

•

Automatic Investment Feature. Under the automatic investment feature, you can make subsequent premium payments systematically from your Merrill Lynch, Pierce, Fenner & Smith, Inc. (“MLPF&S”) brokerage account. For more information, see “Automatic Investment Feature.”

•	Premium Allocation. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value.

•

Maximum Number of Subaccounts. Currently, you may allocate premiums or account value among up to 20 of the available subaccounts. Generally, within certain limits you may transfer account value periodically among subaccounts.

•

Funds Available for Investment. The Funds available for investment are listed at the beginning of this Prospectus. Each subaccount invests in a corresponding Fund. If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.

Transfers Among Subaccounts

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Limitation on Transfers. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts during a contract year, but we will charge $25 per extra transfer (guaranteed not to exceed $30). See “Transfers Among Subaccounts.” We may impose additional restrictions on transfers that violate our Disruptive Trading Procedures. See “Transfers Among Subaccounts – Disruptive Trading.”

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Minimum Amounts. Your transfer from a subaccount must be for a minimum of $100 or the total value in a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total subaccount value.

•	Transfer Programs. Several specialized transfer programs are available at no additional cost under the Contract. You cannot use more than one such program at a time.

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First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly or quarterly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in accumulation unit values over time. There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss. (See “Dollar Cost Averaging Program.”)

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Second, through participation in the Asset Allocation Program, you may select one of six asset allocation models. Unless you instruct us otherwise, your account value is automatically rebalanced at the end of each calendar quarter based on the asset allocation model selected. (See “Asset Allocation Program.”)

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Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your account value monthly, quarterly, semi-annually, or annually in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program.”)

Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender

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Partial Withdrawals. At any time prior to the annuity date, if you submit a written request or obtain proper telephone authorization, you may withdraw part of your surrender value, subject to the following rules.

•	You must request at least $40.
•	Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured.
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We will not process a withdrawal which would reduce the surrender value below $5,000. (Please note that other rules apply if you elected the optional GMWB or Guaranteed Minimum Income Benefit (“GMIB”) rider.)

Partial withdrawals will reduce your account value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMWB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

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Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals made monthly, quarterly, semi-annually, or annually. For more information, see the “Systematic Withdrawal Program” section, later in this Prospectus.

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Guaranteed Lifetime Amount. If you elected the GMWB, you may take minimum annual withdrawals called the Guaranteed Lifetime Amount (regardless of your account value) during your lifetime. See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.

•	Surrender. At any time prior to annuitization, you may submit a written request to surrender your Contract and receive its surrender value.

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Surrender Charge. Surrenders and partial withdrawals may be subject to a surrender charge with the amount of the charge and the period that the charge applies depending on the Class (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals from the Contract in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) the sum of: 10% of each premium subject to a surrender charge (not to exceed the amount of each premium that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year; and (b) the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge. The gain in the Contract equals the excess, if any, of the contract value just prior to the withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums. The surrender charge applies to each subsequent premium payment, as well as the initial premium payment.

•	Tax Consequences. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2.

Death Benefits

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Standard Death Benefit. The Contract provides a death benefit if you die before the annuity date. Unless you select an optional guaranteed minimum death benefit (“GMDB”) below, the standard death benefit equals the account value, less uncollected charges and any bonus amounts subject to recapture on death. If any owner (annuitant, if the owner is a non-natural person) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

•	GMDB Options. For an additional charge, you may elect one of the following GMDB options:

•	Return of Premium
•	Maximum Anniversary Value

If you elect a GMDB option, the death benefit will not be less than the applicable GMDB Base.

You can find more detailed information about the standard death benefit, the GMDB options, and how they are calculated, including age limitations that apply, under “Death Benefit.”

The payment of a death benefit may have tax consequences (see “Federal Tax Matters”).

Also, any death benefit applicable under a GMDB option during the accumulation period will terminate upon the annuity date.

Annuity Payments

•	Annuity payments begin on the annuity date and are made under the annuity option you select.

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You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. Details about the annuity options available under the Contract can be found under “Annuity Options.”

•	Annuity payments may have tax consequences (see “Federal Tax Matters”).

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If the annuitant and any joint annuitant are not over the age of 75 on the contract date, you may elect the GMIB for an additional charge. The GMIB is an optional rider that provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider.

•	All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Fees and Charges

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Asset-Based Insurance Charge. We currently impose an asset-based insurance charge to cover expenses and certain risks. The amount of the charge varies by Class and subaccount. We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. We don’t deduct this charge after the annuity date.

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Surrender Charge. We may impose a surrender charge only if you surrender or take a withdrawal from your Contract. The amount and period of the surrender charge varies by Class and applies to the initial premium and all subsequent premiums.

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Contract Fee. If the greater of account value (less uncollected charges), or premiums (less withdrawals), is less than $50,000, we currently impose a $50 contract fee on each contract anniversary and upon surrender or annuitization to reimburse us for expenses related to maintenance of these Contracts. This contract fee will not exceed $75. We don’t deduct this fee upon payment of a death benefit or after the annuity date.

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Transfer Fee You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge.

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Rider Charges. If you elect the GMDB, GMIB, or GMWB, we deduct a charge that compensates us for the costs and risks we assume in providing the benefit. We won’t deduct this charge after the annuity date. The charges vary according to which riders you choose. If a rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. For more information on each rider charge, see “Charges, Deductions, and Credits” later in this Prospectus.

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Premium Taxes. Under certain circumstances, we deduct a charge for any premium taxes imposed. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%. New York does not currently impose a premium tax on annuity contracts.

•	Redemption Fee. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Fund Expenses. You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

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Current/Maximum Fees and Charges. We may change the current charges for the asset-based insurance charge, the Contract fee, the transfer fee, the GMDB charge, the GMIB charge, and the GMWB charge, but the charges will never exceed the maximum charges listed in the Fee Table.

You can find detailed information about all fees and charges imposed on the Contract under “Charges, Deductions, and Credits.”

Ten Day Right to Review (“Free Look”)

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When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

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To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will refund your account value less bonus amounts as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums.

Replacement of Contracts

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It is advisable to always carefully consider the purchase of a Contract as a replacement for an existing annuity contract or life insurance policy. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the new Contract may impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract will be advantageous, given the Contract’s features, benefits, and charges compared to your existing contract.

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You should talk to your tax advisor to make sure that a replacement purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Transamerica Advisors Life Insurance Company of New York and the Separate Account

Transamerica Advisors Life Insurance Company of New York

We are a stock life insurance company organized under the laws of the State of New York on November 28, 1973 and engaged in the sale of life insurance and annuity products. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, we were known as ML Life Insurance Company of New York. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange. Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

The Separate Account

The ML of New York Variable Annuity Separate Account A (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.

We established the Separate Account on August 14, 1991. It is governed by New York law, our state of domicile. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of

1940. The Separate Account meets the definition of a separate account under the federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Effect of Segregation	• Obligations to contract owners and beneficiaries that arise under the Contract are our obligations.
• We own all of the assets in the Separate Account.

•    The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains, or losses.

• The assets in each Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account.

•    If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will ensure that the Separate Account’s assets are sufficient to meet our obligations under the federal securities laws.

•    The assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.

Subaccount Investments

Subaccounts	• Subaccounts may be added or closed in the future.

Performance of Similar Funds

•    Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same.

•    Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named Fund available through the Contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Investments of the Separate Account

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts, as well as separate accounts of Transamerica Advisors Life Insurance Company (an indirect wholly owned subsidiary of AEGON USA), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these Funds may be offered to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The Funds

The following Funds are available under the Contract.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares

Managed by Invesco Advisers, Inc.

Invesco V.I. Basic Value Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco Van Kampen V.I. Comstock Fund(1)

AllianceBernstein Variable Products Series Fund, Inc. – Class A

Managed by AllianceBernstein L.P.

AllianceBernstein International Value Portfolio

AllianceBernstein Small/Mid Cap Value Portfolio

AllianceBernstein Value Portfolio

American Funds Insurance Series® – Class 2 Shares

Managed by Capital Research and

Management CompanySM

American Funds - Asset Allocation Fund

American Funds - Bond Fund

American Funds - Growth Fund

American Funds - Growth-Income Fund

American Funds - International Fund

BlackRock Variable Series Funds, Inc. – Class I Shares

Managed by BlackRock Investments, LLC

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund*

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Fund, Inc. – Class III Shares

Managed by BlackRock Investments, LLC

BlackRock Global Opportunities V.I. Fund

Davis Variable Account Fund, Inc.

Managed by Davis Selected Advisers, LP

Davis Value Portfolio

Dreyfus Variable Investment Fund – Service Class

Managed by The Dreyfus Corporation

Dreyfus VIF Appreciation Portfolio

Eaton Vance Variable Trust

Managed by Eaton Vance Management

Eaton Vance VT Floating-Rate Income Fund

Eaton Vance VT Large-Cap Value Fund

Federated Insurance Series – Primary Shares

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Managed by Templeton Investment Counsel LLC

Templeton Foreign Securities Fund

Managed by Templeton Global

Advisors Limited

Templeton Growth Securities Fund

Janus Aspen Series – Service Shares

Managed by Janus Capital Management LLC

Janus Aspen – Enterprise Portfolio

Janus Aspen Forty Portfolio

Oppenheimer Variable Account Funds – Service Class

Managed by OppenheimerFunds, Inc.

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small - & Mid-Cap Fund®/VA(2)

PIMCO Variable Insurance Trust – Administrative Class Shares

Managed by Pacific Investment Management Company LLC

CommodityRealReturn® Strategy Portfolio

Low Duration Portfolio

Real Return Portfolio

Total Return Portfolio

Pioneer Variable Contracts Trust – Class II Shares

Managed by Pioneer Investment

Management, Inc.

Pioneer Emerging Markets VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Real Estate Shares VCT Portfolio

18

Transamerica Series Trust – Service Class

Managed by Transamerica Asset

Management, Inc.

Transamerica AllianceBernstein Dynamic Allocation VP(3)

Transamerica Morgan Stanley Growth Opportunities VP(4)

Transamerica Systematic Small/Mid Cap(5)

Value VP

Transamerica WMC Diversified Growth VP

Wanger Advisors Trust

Managed by Columbia Wanger Asset Management, LLC

Wanger International

Wanger USA

*	There can be no assurance that the BlackRock Money Market V.I. Fund portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of contract charges, the yield on the BlackRock Money Market V.I. Fund subaccount may become extremely low and possibly negative.
(1)	Formerly known as Van Kampen Life Investment Trust Comstock Portfolio and formerly managed by Van Kampen Asset Management.
(2)	Formerly known as Oppenheimer Main Street Small Cap Fund®/VA.
(3)	Formerly known as Transamerica Convertible Securities VP.
(4)	Formerly known as Transamerica Growth Opportunities VP.
(5)	Formerly known as Transamerica Small/Mid Cap Value VP.

As of May 1, 2007, this fund is closed to allocations of new premiums and incoming transfers of contract value.

American Century Variable Portfolios, Inc. – Class I

Managed by American Century Investment Management, Inc.

VP Ultra® Fund

In order to obtain copies of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

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Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

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Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.

The combined percentages we receive with regard to each Fund currently range from 0.25% to 0.55% annually. Furthermore, our parent, AEGON USA, receives indirect compensation on assets invested in AEGON USA’s proprietary Funds (the Transamerica Series Trust) because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, AEGON USA may receive more revenue with respect to proprietary Funds than nonproprietary Funds.

Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of account value allocated to the American Funds Asset Allocation, Bond, Growth, Growth-Income, and International Funds for the services it provides in marketing the Funds’ shares in connection with the Contracts.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or incoming transfers of account value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the account value of your Contract resulting from the performance of the Funds you have chosen.

Other Share Classes and Portfolios

The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment

The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Substitution of Investments

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing account value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of account value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the SEC and applicable state insurance departments. We will notify you of any substitutions.

Features and Benefits of the Contract

As we describe the Contract, we will often use the word “you.” In this context “you” means “contract owner.”

Ownership of the Contract

The contract owner (and any co-owner) is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you irrevocably name a beneficiary, you can later change the beneficiary only with the irrevocable beneficiary’s written consent. If an owner dies before the annuity date, the beneficiary will receive a death benefit. If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract as the new owner under the Spousal Beneficiary Continuation Option. You may also designate an annuitant. See “Spousal Beneficiary Continuation Option.”

Changing the Annuitant	•	At any time prior to the annuity date, except when an owner is a non-natural person, you may change the annuitant subject to certain requirements and limitations.
	•	If you change the annuitant, the new annuitant must not have been older than 80 years old on the contract date (age 75 if you elected the GMIB).
	•	A change of annuitant cannot cause the maturity date to be later than the maturity date established on the contract date.
	•	If you don’t select an annuitant, you are the annuitant.
	•	If you elected the GMIB, a change in annuitant may cause the GMIB rider to terminate or limit the GMIB, or reduce the period for exercising the GMIB.
	•	If you elected the GMWB, you (and your spouse, if the Contract is co-owned) must be the annuitant (or joint annuitants, as applicable).
	•	If you elected the GMWB or GMIB there are certain restrictions on changing the annuitant. See “Guaranteed Minimum Withdrawal Benefit” or “Guaranteed Minimum Income Benefit.”

Changing the Owner	•	Upon written request, you may designate a new owner subject to certain requirements and limitations.
	•	If you change the owner, the new owner must not have been older than 80 years old on the contract date.

	•	A change in owner terminates all prior beneficiary designations, subject to the consent of any irrevocable beneficiary.
	•	If a beneficiary is not named, then the estate becomes the beneficiary.
	•	We are not responsible for the tax consequences of any change in ownership.
	•	If you elected the GMDB, GMIB, or GMWB riders, a change in owner may cause the GMDB, GMIB, or GMWB riders to be limited or terminate.

Co-owners of the Contract	•	The Contract may be owned by co-owners, limited to two natural persons.
	•	Co-owners must exercise all rights under the Contract jointly unless we allow them to elect otherwise.
	•	Upon the death of either co-owner, the surviving co-owner will be deemed to be the primary beneficiary unless you specify another person as the primary beneficiary.
	•	Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable.
	•	Co-owner spouses must each be designated as beneficiary for the other.
	•	If you elected the GMWB, owners also must be annuitants.
	•	If you elected the GMWB, co-owners must also be spouses. Each spouse must name the other as sole primary beneficiary to continue the rider upon the death of the first spouse to die.

Continuing the Contract	•	If an eligible spouse is named as the sole primary beneficiary, that spouse may continue the Contract at the death of the owner as the new owner under the spousal beneficiary continuation option.

Assigning the Contract and Payments Under the Contract	•	Assignments will be subject to any payments made and any actions we take before a signed copy of the assignment is received at our Service Center.
	•	We are not responsible for determining whether an assignment is valid or for the tax consequences of any assignment.
	•	No payment and no amount under this Contract can be taken or assigned in advance of its payment date unless we receive the owner’s written consent.

Issuing the Contract

Issue Age. You can buy a Contract if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are not older than 80 years old. Annuitants also must not be older than 80 years old on the contract date. If you elect the GMIB, no annuitant can be more than 75 years old when we issue the Contract. If you elected the GMWB, no annuitant can be more than 80 years old when we issue the Contract.

Information We Need To Issue The Contract. Before we issue the Contract, we need certain information from you. We may require you to complete and return a written application in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the application, or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days (or longer if you consent), we will return the premium and no Contract will be issued.

Ten Day Right to Review (“Free Look”)

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will then refund your account value (less any bonus amounts) as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums.

Classes

The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes different levels of surrender charges and asset-based insurance charges. In addition, the asset-based insurance charges vary by subaccount and may be higher for some subaccounts and lower for others. Depending on your needs and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following four available Classes of the Contract:

B Class	The B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.15% to 1.40% of subaccount assets (guaranteed not to exceed 2.00%)

L Class	The L Class reduces the period of time that a surrender charge applies on withdrawals, but imposes a higher asset-based insurance charge than the B Class. The L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.35% to 1.60% of subaccount assets (guaranteed not to exceed 2.00%)

C Class	The C Class imposes a surrender charge on withdrawals for only one year after each premium payment, but imposes a higher asset-based insurance charge than the B Class and L Class. The C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following the payment of each premium and an asset-based insurance charge that varies by subaccount and currently ranges from 1.50% to 1.75% of subaccount assets (guaranteed not to exceed 2.00%)

XC Class	The XC Class adds a bonus amount to account value each time a premium payment is made, but imposes a longer surrender charge period and a higher asset-based insurance charge than any other Class. The XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment, and an asset-based insurance charge that varies by subaccount and currently ranges from 1.55% to 1.80% of subaccount assets (guaranteed not to exceed 2.00%)

Bonus Payment and Recapture (For XC Class)

With regard to your initial premium payment, we will add the applicable bonus amount to your account value on the contract date. With regard to each additional premium payment, we will add the applicable bonus amount to your account value at the end of the valuation period during which that premium payment is received and accepted at our Service Center. The bonus amount is allocated among the subaccounts in the same manner as the corresponding premium payment.

Each premium payment is allocated to the bonus tiers shown below based on the amount of cumulative premium payments. Each bonus tier amount is the amount of the premium payment allocated to that tier multiplied by the current bonus percentage associated with that tier. The bonus amount attributable to the premium payment is the sum of the bonus tier amounts. Because of the way the tiers work it may not be advantageous to purchase multiple XC Class Contracts.

We may change the current bonus percentages, but they will never be less than the minimum bonus percentages listed in the table. Any changes may apply to newly issued Contracts and to subsequent premium payments for existing Contracts.

Tier	If Cumulative Premium Payments Are:	Then Maximum Bonus Percentage Is:	Then Current Bonus Percentage Is:	Then Minimum Bonus Percentage Is:
1	Less than or equal to $25,000	5.0%	4.5%	3.0%
2	Greater than $25,000 but less than or equal to $125,000	5.5%	4.5%	3.0%
3	Greater than $125,000 but less than or equal to $500,000	5.5%	4.5%	3.5%
4	Greater than $500,000 but less than or equal to $1,000,000	6.0%	4.5%	4.0%
5	Greater than $1,000,000	7.0%	4.5%	4.5%

We may apply different bonus percentages to each premium payment by breaking out the payment according to the ranges in the above table and multiplying the portion of the payment allocated to each tier by that tier’s current bonus percentage. However, a premium payment will only be allocated to the first tier if cumulative premium payments are less than or equal to $25,000. If the initial premium payment exceeds $25,000, the first tier will not apply and the second tier will apply to all cumulative premiums less than or equal to $125,000.

For example, an initial premium payment of $20,000 would receive a maximum bonus amount of $1,000 ($20,000 × 0.05 (tier 1)). If the initial premium payment is $100,000, the maximum bonus amount would be $5,500 ($100,000 × 0.055 (tier 2)). However, an initial premium payment of $700,000 would receive a maximum bonus amount of $39,500 ($125,000 × 0.055 (tier 2) + $375,000 × 0.055 (tier 3) + $200,000 × 0.06 (tier 4)). When calculating each bonus amount, “cumulative premium payments” do not include bonus amounts we have previously added to your account value.

From time to time, we may offer a promotional program with promotional rates for XC Class Contracts issued within specified periods of time (each a “Promotional Period”). Such promotional programs may apply to initial and/or subsequent premium payments received during the Promotional Period. Initial and/or subsequent premium payments received after the Promotional Period will receive the current bonus percentage in effect at that time. No bonus amount (or subsequent recapture thereof, as discussed below) applied pursuant to a promotional program will be based on a percentage that exceeds the maximum bonus percentages shown in the above table. We may terminate any promotional program, or offer another promotional program, at any time in our sole discretion.

If you return the Contract during the “free look” period (see “Ten Day Right to Review (“Free Look”)”), we will take back all of the bonus amount(s) we added to your Contract (i.e., recapture it). In addition, we may recapture the bonus in other circumstances. If you surrender the Contract within the three year period following our receipt of a premium payment, we will recapture all or a portion of the bonus amount, if you make a partial withdrawal within the three year period following our receipt of a premium payment, we may recapture all or a portion of the bonus amount. The bonus recapture percentages are presented in the following schedule:

Completed Years Since Receipt	Bonus Recapture Percentage for Surrenders and Partial Withdrawals
0	100%
1	65%
2	30%
3+	0%

If you die (or upon the death of the first owner to die, if the Contract has co-owners, or the first annuitant, if any contract owner is not a natural person), we will only recapture the bonus amounts credited within the six months prior to the date of death and any bonus amount credited after the date of death. The amount recaptured will be based on the schedule shown above. If you die and your spouse continues the Contract, any remaining bonus amounts will no longer be subject to recapture. We do not recapture any bonus amounts on annuitization.

We will recapture bonus amounts from your account value at the end of the valuation period during which your transaction request or for payment of a death benefit and due proof of death documentation is received and accepted at our Service Center.

For each premium payment, the bonus amount subject to recapture is equal to the applicable bonus recapture percentage multiplied by [(a) minus (b)] where:

(a)	is the bonus amount attributable to that premium; and

(b)	is the sum of: each previously recaptured bonus amount attributable to that premium payment divided by the bonus recapture percentage on the date such amount was recaptured.

If you make a partial withdrawal, we will deduct bonus amounts subject to recapture based on the associated premiums withdrawn from the Contract, which are assumed to be withdrawn on a “First In, First Out” (or “FIFO”) basis. Currently, we do not recapture any bonus amounts on withdrawals that are within the “free withdrawal amount.” The amount recaptured is based on the bonus amount subject to recapture multiplied by the ratio of: (i) the associated premium withdrawn which was subject to a surrender charge to (ii) the total amount of that premium remaining in the Contract immediately prior to the withdrawal which was subject to a surrender charge. We will deduct each recaptured bonus amount on a pro rata basis from among the subaccounts you are invested in, based on the ratio of your subaccount value to your account value before the partial withdrawal.

If we recapture a bonus, we will take back the bonus amount as if it had never been applied. However, you bear any investment loss and will retain any investment gain attributable to the bonus. We will not recredit any charges, including asset-based insurance charges, imposed on a bonus amount we later take back.

For an example of how we calculate and recapture bonus amounts, see Appendix A.

The XC Class imposes higher fees and charges that are used to fully or partially offset bonus amounts paid into the Contract. During the surrender charge period, the amount of the bonus may be more than offset by the applicable bonus recapture percentages, higher asset-based insurance charges, and higher surrender charges. Contract Classes that do not offer a bonus amount and have lower fees and charges may provide larger cash surrender values than the XC Class, depending on the performance of your chosen subaccounts. We encourage you to talk with your Financial Adviser and determine which Class of the Contract is most appropriate for you.

Premiums

Minimum and Maximum Premiums. The initial premium must be $10,000 or more. The minimum subsequent premium is $50. The minimum premiums do not vary by Class. We may refuse to accept additional premiums, if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate on your life (or the life of any co-owner or the life of any annuitant, if the owner is a non-natural person) exceed $1,000,000. No additional premium payments will be accepted on or after the owner (or the annuitant if the owner is a non-natural person) reaches age 81 for XC Class Contracts; age 83 for B Class Contracts; and age 85 for L Class and C Class Contracts. Restrictions on subsequent premiums also apply if you elected the GMWB (See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus).

The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

How to Make Payments. You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have the money transferred from your MLPF&S brokerage account.

Automatic Investment Feature. You may make systematic premium payments on a monthly, quarterly, semi-annual, or annual basis. Each payment must be for at least $50. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. This feature cannot begin until at least 30 days after the contract date. If you select the Asset Allocation Program or the Rebalancing Program, premiums will be allocated based on the model or the specified subaccounts and percentages you have selected. If you elected the GMWB, the Automatic Investment Feature will terminate upon your first withdrawal. You may change the specified premium amount, the frequency, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this feature at any time.

Premium Investments. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value. Currently, you may allocate your premium among up to 20 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Income V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I. Subaccount and 66 2/3% to the BlackRock Large Cap Core V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. If your existing allocation instructions include any subaccounts that are closed, we will not accept the premium payment. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value for each Class, called the accumulation unit value. The accumulation unit value for each Class and subaccount varies daily with the performance and expenses of the corresponding Fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

•      We calculate a Class-specific accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open.

•      Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the accumulation unit value next calculated after our Service Center receives notice of the transaction.

•      For premium payments, bonus amounts under an XC Class Contract, and transfers into a subaccount, accumulation units are purchased.

•      For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due, accumulation units are redeemed.

•      To the extent permitted by law, we may change when the accumulation unit value is calculated by giving you 30 days notice or we may defer calculation of the accumulation unit value if an emergency exists making valuation of assets in the Separate Account not reasonable practicable or if the SEC permits such deferral.

How Do We Determine The Number of Units?

•      We determine the number of accumulation units purchased by dividing the dollar value of the premium payment, bonus amount under an XC Class Contract, or the amount transferred into a Class of a subaccount by the value of one accumulation unit for that Class of the subaccount for the valuation period in which the premium payment or transfer is made or bonus amount is added.

•      Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a Class of the subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due by the value of one accumulation unit for that Class of a subaccount for the valuation period in which the redemption is made.

•      The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made.

•      The number of subaccount accumulation units will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the calculation of the accumulation unit values.

When we establish a subaccount, we set an initial value for an accumulation unit for each Class of that subaccount. Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for that Class and subaccount for the prior valuation period by the net investment factor for that Class and subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a Class of a subaccount from one valuation period to the next. For any Class of any subaccount, we determine the net investment factor by dividing the value of the assets of that subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for that Class and subaccount for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Charges, Deductions, and Credits – Other Charges.”)

Transfers Among Subaccounts

General. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts during the contract year, but we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We will deduct the transfer fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” and “Rebalancing Program.”)

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of account value. You must transfer at least $100 or the total value of a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total value of that subaccount.

You may request transfers in writing or, once we receive proper telephone authorization, by telephone. Once we receive proper authorization, transfer requests may also be made through your Financial Advisor, or another person you designate. Transfers will be processed as of the end of the valuation period on the date the Service Center receives all the information necessary to process the transfer. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading. Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Policies. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar amount or percentage of account value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective and consequently may result in certain trading activities being prohibited while others are allowed to proceed. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging Program

What Is It? The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program may not begin until at least 30 days after the contract date. This program allows you to reallocate money at monthly or quarterly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly or quarterly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month or quarter we will transfer amounts from the subaccount that you designate and allocate them in accordance with your allocation instructions to the subaccounts that you select, as described in “Minimum Amounts” below.

If you choose the Asset Allocation Program or the Rebalancing Program or if you elected GMWB, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

Participating in the DCA Program. You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or, once we receive proper telephone authorization, by telephone. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts. To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount from which the DCA transfers will be made. We determine the amount by multiplying the specified length of your DCA Program in months or quarters by your specified monthly or quarterly transfer amount. Amounts of $100 or more must be allotted for each transfer in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your selected subaccount drop below the selected monthly or quarterly transfer amount, you will need to put more money in to continue the DCA Program.

When Do We Make DCA Transfers? You select the date for DCA transfers, within certain limitations. We will make the first DCA transfer on the selected date following the later of 30 days after the contract date or the date we receive notice of your DCA election at our Service Center. We’ll make subsequent DCA transfers on the same day of each succeeding month or quarter. You may change the frequency of the DCA transfers at any time. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

Asset Allocation Program

The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program. This disclosure explains the material features of the Asset Allocation Program. The application and operation of the Asset Allocation Program are subject to the terms and conditions of the contract itself.

General. We make available to contract owners an Asset Allocation Program, for which our affiliate Transamerica Asset Management, Inc. (“TAM”) provides investment advice. TAM is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we currently pay TAM 0.0375% of the value of the assets in the Merrill Lynch Investor Choice Annuity® and the IRA Annuity® product’s Asset Allocation Programs. We pay compensation for these services from our own company assets. We may alter the amount we pay, or cease paying, TAM for these services at any time in our sole discretion. If you participate in the Asset Allocation Program, TAM serves as investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all contract value in the Program. You do not pay a fee for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of TAM; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.

There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.

Asset Allocation Models. Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will elect to have his or her contract value allocated according to one of the model portfolios developed by TAM. There are currently six asset allocation models to choose from:

•	Conservative (formerly, Capital Preservation) – seeks capital preservation

•	Moderately Conservative (formerly, Income) – seeks income

•	Moderate (formerly, Income & Growth) – seeks income and growth

•	Moderately Aggressive (formerly, Growth) – seeks growth

•	Aggressive (formerly, Aggressive Growth) – seeks aggressive growth

•	All Equity Plus – seeks aggressive growth

When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Your Financial Advisor can assist you in completing the questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the Program participant based on his or her financial situation, investment objectives, and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative, but the models are not constructed on an individualized basis for any one Program participant. Each model identifies one or more specific subaccounts and the percentage of premium or contract value allocated to each of those subaccount(s). The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models except the All Equity Plus model may include subaccount(s) which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. It is intended that the All Equity Plus model will not use any fixed income funds and thus may be more aggressive than the other models available. You should only select the All Equity Plus model if it is appropriate for your investment goals and risk tolerance. You may lose money by investing in an asset allocation model, the model may not perform as intended, an asset allocation model may perform better or worse than other models, and the models depend on the performance of the underlying funds of each model. The asset allocation models may be unsuccessful in maximizing returns and/or avoiding investment losses.

Certain Asset Allocation Models may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees (see “Guaranteed Minimum Withdrawal Benefit”).

Changes to the Composition of Asset Allocation Models. On a quarterly basis, TAM reviews the asset allocation models and may adjust the composition of each model, which may include changes to the subaccount(s) in the model and/or the percentage allocations. Any adjustments become effective on the last business day of the calendar quarter.

If, as a result of such review, a change is made to an asset allocation model, TAM will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). TAM provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, the Asset Allocation Program will be terminated as to that Program participant. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will no longer receive written materials from TAM about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.

Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of the calendar quarter.

Initial Allocation to the Selected Asset Allocation Model. At the time you elect the Asset Allocation Program, you may choose to reallocate your contract value on the date of your election to the asset allocation model currently in effect, or you may choose to have your contract value reallocated on the last business day of the calendar quarter in which we receive the information necessary to process your request to the asset allocation model in effect for the calendar quarter following your election.

Quarterly Rebalancing. On the last business day of each calendar quarter, we automatically rebalance the contract value to maintain the subaccount(s) and percentages for each Program participant’s selected asset allocation model. This quarterly rebalancing takes account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance,

•	increases and decreases in contract value in each subaccount due to withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments, and

•	any adjustments TAM has made to the selected model.

The first quarterly rebalancing will occur at the end of the first calendar quarter following the date the Program participant elects to participate in the Asset Allocation Program.

We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums. The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly. In addition, in the event that a Program participant terminates his or her participation in the Program, unless we receive different instructions, any future premium payments will be allocated according to the percentage allocations of the previously selected model under the Program at the time the Program participant elected to terminate his or her participation.

Other Information. At any time, a Program participant can request to change his or her selected model or can elect to terminate his or her participation in the Asset Allocation Program and allocate his or her contract value among the subaccounts. If a Program participant allocates contract value among the subaccounts, his or her participation in the Asset Allocation Program will terminate and we will consider the Program participant to be in a self-directed portfolio.

TAM will remind Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify their Financial Advisor of any changes to their financial situation or investment objectives or contact us if they wish to change their selected model or create a self-directed portfolio.

Funds selected by TAM to be part of an asset allocation model may be advised or subadvised by TAM or one of its affiliates. To the extent that TAM includes such proprietary Funds in its models, TAM and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) TAM considers the compensation it receives, among a number of other factors, when deciding to include proprietary funds in the asset allocation models. You should be aware of this potential financial benefit if you elect to participate in the Asset Allocation Program.

For more information on TAM’s role as investment adviser for the Program, please see TAM’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to Program participants at the time they enroll in the Program and annually thereafter. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-535-5549 with questions about the Asset Allocation Program or the asset allocation models at any time.

Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.

This Asset Allocation Program may be terminated or altered at any time by us with regard to existing Contracts or future Contracts, or both, for some or all classes of Contracts.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your account value monthly, quarterly, semi-annually, or annually based on the rebalancing date you select and according to the subaccounts and percentages you select based on your investment goals and risk tolerance.

If you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. You select the rebalancing frequency and the date for the initial rebalancing within certain limitations. The date you select cannot be earlier than 30 days from the contract date. On the date you select and on each rebalancing date thereafter based on the rebalancing frequency you select, we automatically reallocate your account value to maintain the particular percentage allocation among the subaccounts that you have selected. If based on your selected date, rebalancing would occur on a date that is not a business day, the rebalancing will occur on the business day following your selected date. You may change the frequency of the Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in account value in each subaccount due to subaccount performance, and
•	increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or, once we receive proper telephone authorization, by telephone. If you elect the Rebalancing Program, you must include all account value in the program. We allocate all premiums paid under the automatic investment feature and, unless you instruct us otherwise, all other premiums in accordance with the particular percentage allocation among the subaccounts that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.

The Rebalancing Program in accordance with certain allocation parameters may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Withdrawal Benefit.”)

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot also elect the Rebalancing Program.

Partial Withdrawals

When and How Partial Withdrawals are Made. Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals. (See “Partial Withdrawals – Systematic Withdrawal Program”). Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request.

The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) = the sum of: 10% of the amount of each premium subject to a surrender charge (not to exceed the amount of each premium that has not been previously withdrawn as of the beginning of the contract year); less any prior withdrawals during that contract year; and

(b) = the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge.

The gain in the Contract is determined as the excess, if any, of (b) over (a) where:	(a) = all premiums paid into the Contract less prior withdrawals of premiums, and (b) = the contract value just prior to the withdrawal.

Any amount previously withdrawn from the Contract during that contract year will be taken into account in determining the “free withdrawal amount” available as of the date of the withdrawal request. For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. We do not currently recapture bonus amounts for withdrawals within the “free withdrawal amount.” Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis.

Remember that partial withdrawals will reduce your account value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMWB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% federal penalty tax. (See “Federal Tax Matters.”)

Example. Assume that you paid an initial premium of $100,000 for a B Class Contract. Assume that your account value equals $105,000 on a subsequent date due to positive investment performance. On that date, you withdraw $20,000. The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of each premium subject to a surrender charge (not to exceed the premiums that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year (10% of $100,000 = $10,000); and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a surrender charge.

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. You may make a withdrawal request in writing to our Service Center or, once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. We will process your partial withdrawal as of the end of the valuation period during which we receive the necessary information. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Minimum Amounts. The minimum amount that may be withdrawn is $40. Unless you have elected the GMWB or GMIB rider, we will not process a withdrawal which would reduce the surrender value below $5,000. We reserve the right to change these minimums.

What is the Systematic Withdrawal Program? The Contract offers an optional Systematic Withdrawal Program. This program may not begin until at least 30 days after the contract date. You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value unless you specify otherwise. Fund Specific Systematic Withdrawals are allowed as long as you are not in an Asset Allocation Model. The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the Contract in the same contract year, exceed the “Available Systematic Withdrawal Program Amount” described under “Program Amounts” below.

We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make changes to this program at any time.

Participating in the Systematic Withdrawal Program. You may choose the Systematic Withdrawal Program any time prior to the annuity date. You may elect the Systematic Withdrawal Program in writing or, once we receive proper telephone authorization, by telephone. You may change the payment date, frequency, payment amount, payment destination or cancel the Systematic Withdrawal Program at any time by notifying us in a form satisfactory to us. You may direct us to have the Systematic Withdrawal Program payments sent to your bank or other financial institution or the address of record . You may elect a payment date, which can be any date from the 1st through the

28th day of the month. Your participation in the program will automatically end when your Contract reaches the annuity date.

Program Amounts. Each withdrawal must be for at least $40 and the remaining surrender value must be at least $5,000. We currently limit the total amount of these withdrawals in any contract year to:

•	10% of each premium paid into the Contract (but not more than the remaining premium in the Contract) that is subject to surrender charge, plus

•	100% of the remaining premiums in the Contract that are no longer subject to a surrender charge, less

•	any prior withdrawals from the Contract in that contract year.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal of the surrender value, subject to the following conditions.

Surrenders	•	Any request to surrender the Contract must be in writing.
	•	The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center.
	•	We will pay you an amount equal to the surrender value as of the end of the valuation period when we process the surrender, which is equal to the account value minus any surrender charge (which varies according to the Class of the Contract), minus any recaptured bonus amount (for XC Class Contracts), minus any applicable contract fee, minus any uncollected GMDB or GMWB Charge, minus any uncollected GMIB Charge, and minus any applicable charge for premium taxes. (See “Charges, Deductions, and Credits.”)
	•	We won’t impose a surrender charge on the “free withdrawal amount” determined as of the date of the surrender request. (See “Partial Withdrawals” for a discussion of the calculation of the “free withdrawal amount.”)
	•	Surrenders are subject to tax and, if made prior to age 59 1/2, may also be subject to a 10% federal penalty tax.

Surrender Charges by Class	•	B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment.
	•	L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment.
	•	C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following payment of each premium.
	•	XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment.

For more information on surrender charges, see “Charges, Deductions, and Credits – Surrender Charge.”

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan associations;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Death of Annuitant Prior to Annuity Date

If the owner is a natural person and the annuitant dies before the annuity date, and the annuitant is not the contract owner, the contract owner may designate a new annuitant. If a new annuitant is not designated, the contract owner (or the oldest co-owner) will become the annuitant. If the contract owner is not a natural person, upon the death of the annuitant (or the first annuitant to die if there are joint annuitants), no new annuitant may be named and the death benefit will be paid to the beneficiary. If the sole primary beneficiary is the deceased annuitant’s surviving spouse, he or she may instead elect to continue the Contract. (See “Spousal Beneficiary Continuation Option.”)

Death Benefit

Standard Death Benefit. The Contract provides a death benefit to the beneficiary if you die (or upon the death of the first owner to die, if there are co-owners, or the annuitant (or the first annuitant to die if there are joint annuitants), if the owner is a non-natural person) before the annuity date. Unless you purchase an optional guaranteed minimum death benefit (“GMDB”), the standard death benefit equals the account value, less uncollected charges (and for XC Class Contracts, any bonus amounts subject to recapture), on the death of the owner. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) Generally, if any owner (or the annuitant, if the owner is a non-natural person) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

GMDB Options. For an additional charge, you may elect one of the GMDB options available under the Contract if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 75 or under on the contract date. If you purchase a GMDB, under the B Class, L Class, or C Class Contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base (described below). However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner, or the GMDB Base. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) If a contract owner dies (or the annuitant, if the owner is a non-natural person) within 90 days of the contract date or within 6 months of the date of a change of owner (except under the spousal beneficiary continuation option), the GMDB Base is zero and no GMDB will be payable. This limitation does not apply when there is a change of owner and the life upon which payment of the death benefit is based does not change.

The GMDB options are:

•	Return of Premium GMDB
•	Maximum Anniversary Value GMDB

Once you elect a GMDB option, you cannot change or cancel it. Although we currently permit a GMDB option to be elected at issue only, we reserve the right to permit contract owners to elect a GMDB after issue in the future. The GMDB, however, will terminate if you annuitize or surrender the Contract, upon death (unless the Contract is continued by an eligible spousal beneficiary who qualifies to continue the GMDB rider), or if the Contract otherwise terminates. It may also terminate or the benefit may be reduced if there is a change of owner.

GMDB Base – Return of Premium. If you purchase the Return of Premium GMDB, the GMDB Base equals:

• the premiums paid into the Contract less • “adjusted” withdrawals from the Contract.

For this formula, each “adjusted” withdrawal

equals the amount withdrawn multiplied by

(a) ÷ (b) where:

(a) = GMDB Base and

(b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMDB Base – Maximum Anniversary Value. If you purchase the Maximum Anniversary Value GMDB, the GMDB Base equals the greatest of the anniversary values.

An anniversary value is equal to the contract value on the contract date or a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary. “Adjusted withdrawals” are calculated according to the formula used for the Return of Premium GMDB Base, as described above in the “GMDB Base – Return of Premium (Standard Version)” section.

We will calculate an anniversary value on the contract date and for each contract anniversary thereafter through the earlier of the contract anniversary on or following your 80th birthday or the anniversary on or prior to your date of death. If the Contract has or had co-owners, we will use the oldest owner’s 80th birthday or the anniversary on or prior to any owner’s date of death. If an owner is a non-natural person, we will use the oldest annuitant’s 80th birthday or the anniversary value on or prior to any annuitant’s date of death.

If there is a change of owner and the GMDB continues, subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine anniversary values. At the time of the ownership change, if as of the contract date a new owner was older than the owner whose age is then being used to determine anniversary values and the period of time for calculating anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new owner, but it will not be reset to a date earlier than the date of the ownership change.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix B.

Change of Owner. For Contracts with a GMDB option, any change to the contract owner(s) will terminate the GMDB unless:

•	The new owner is a spouse or a child of the owner being changed and was age 75 or under on the contract date;

•	An owner’s spouse or child is removed as an owner; or

•	As a result of the creation or termination of a trust, the life upon which payment of the death benefit is based has not changed; or

•	The change is the result of continuation of the Contract under the spousal beneficiary continuation option and on the spousal continuation date the spouse was not over age 75.

GMDB Limitation. If a contract owner dies (or the annuitant, if the owner is a non-natural person) within 90 days of the contract date or within 6 months of the date of a change of owner where there was a change in the life upon which payment of the death benefit is based (except under the spousal beneficiary continuation option), the GMDB Base is zero and no GMDB will be payable.

GMDB Charge. We deduct a charge for the selected GMDB option that compensates us for the costs and risks we assume in providing the GMDB benefit. (See “Charges, Deductions, and Credits – GMDB Charge.”)

Payment of Death Benefit

Unless you have provided otherwise, the death benefit will be paid to, or in equal shares to:

a.	The primary beneficiary who survives you (or who survives the annuitant if the owner is a non-natural person); or, if no primary beneficiary survives you,

b.	The contingent beneficiary who survives you (or who survives the annuitant if the owner is a non-natural person); or, if no contingent beneficiary survives you,

c.	Your estate.

If a beneficiary survives you, but dies before the death benefit is paid, the heirs or estate of such beneficiary are entitled to the death benefit that would otherwise have been paid to such beneficiary.

The beneficiary must receive his or her respective death benefit under one of the following payment options unless an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option. See “Spousal Beneficiary Continuation Option.”

Death Benefit Payment Options	• Option 1: payment of the death benefit in a lump sum within five years of the date of such owner’s death; or

• Option 2: payment of the entire death benefit within five years of the date of such owner’s death; or

•      Option 3: payment of the death benefit under an annuity option over the lifetime of such beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such beneficiary, with payments starting within one year of the date of death of such owner. This option is not available if the beneficiary is a non-natural person.

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. Beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received, provided our records reflect the name, current address, and social security or tax identification number of the beneficiary. We will then pay the death benefit in a lump sum, unless there is a spousal beneficiary, in which case we will automatically continue the Contract under the spousal beneficiary continuation plan.

In addition, for multiple beneficiaries, generally we will not pay any remaining beneficiary his or her share of the death benefit until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. However, if we have on file the name, current address, and social security or tax identification number of a beneficiary who has not provided due proof of death, we will pay that beneficiary his or her share of the death benefit in a lump sum within 60 days following our receipt of a certified death certificate from any source (or until such time as the beneficiary submits due proof of death, if sooner).

If the age of an owner (or an annuitant, if the owner is a non-natural person) is misstated, any death benefit will be adjusted to reflect the correct age.

Unless instructed otherwise, in writing, we will withhold the mandatory 10% federal withholding tax, and state tax, if applicable. Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Tax Matters – Taxation of Death Benefit Proceeds.”)

The payment of the death benefit is subject to our financial strength and claims-paying ability.

Spousal Beneficiary Continuation Option

If you die before the annuity date and your beneficiary is an eligible spousal beneficiary, your spouse may elect to continue the Contract. To be an eligible spousal beneficiary, the spouse must not have been older than age 80 on the contract date. If your spouse has not chosen a death benefit payment option by the end of the 60 day period following our receipt of a certified death certificate, we will continue the Contract under the spousal beneficiary continuation option. The “spousal continuation date” is the date on which the eligible spousal beneficiary provides all of the information required to continue the Contract or the date the spousal beneficiary continuation option is automatically applied.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

Your spouse becomes the contract owner and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the account value less uncollected charges as of the spousal continuation date, we will increase the account value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. On the spousal continuation date, any increase will be allocated to subaccounts based on the ratio of account value in each subaccount to the account value prior to the increase. If your spouse is over age 75 on the spousal continuation date, the GMDB option will end.

The GMIB rider will continue unless the annuitant is changed on the spousal continuation date and the new annuitant was over age 75 on the contract date. (See “Guaranteed Minimum Income Benefit,” later in this Prospectus.)

The GMWB rider may continue if an eligible spousal beneficiary is at least 60 years old on the spousal continuation date. (See “Guaranteed Minimum Withdrawal Benefit – Spousal Continuation,” later in this Prospectus.)

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules or regulations.

We may suspend or defer payments in the event that:

a.	the New York Stock Exchange is closed;

b.	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

c.	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

d.	the Securities and Exchange Commission by order so permits for the protection of security holders; or

e.	the payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

We reserve the right, at our option, to defer any payments in accordance with the deferment provisions of the Investment Company Act of 1940, as amended. We will add interest from the date of our receipt of a completed request to the date of payment if such payment is not made within 10  days following receipt of the completed request. The annual rate of interest will not be less than 3%.

Contract Changes

Changes to the Contract

•      Requests to change an owner, beneficiary, annuitant, or the annuity date of a Contract (if permitted and acceptable to us) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status.

• We are not responsible for the validity of such a request.
• Only our President, Vice President, Secretary, or Assistant Secretary may change this Contract. No one else has authority to modify or waive any provision of the Contract.
• Any change must be in writing, signed, and received at our Service Center.
• At any time, we may make such changes to the Contract, without your consent as required to make it conform with any law, regulation, or ruling issued by a government agency.
• We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. You may change the annuity date at any time before the maturity date. For all Contracts, the annuity date must be at least twelve months after the contract date.

Contract owners may select from a variety of fixed annuity payment options that we make available from those outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity option at our discretion. You may change the annuity option before the annuity date. An option not set forth in this Prospectus may be chosen if it is acceptable to us.

We calculate your annuity payments as of the annuity date, not the date when the completed annuitization request form is received at the Service Center in good order. Until the annuity date, your account value will fluctuate in accordance with the performance of the investment options you have selected. After the annuity date, your Contract does not participate in the performance of the Separate Account. On the annuity date, the annuity value will be transferred to our general account and will be applied to the annuity option at the current payout rates, which we will furnish at your request. We determine the dollar amount of annuity payments by applying your annuity value (which equals your account value, less any uncollected GMDB charge, GMIB or GMWB charge, less any surrender charge unless prohibited by your state, and any applicable Contract fee, and any applicable premium taxes) on the annuity date to our then current annuity payout rates. Payout rates show the amount of periodic payment that a $1,000 value buys. These rates are based on the annuitant’s age and sex (where permitted) and payment options and payment frequency at the time payments begin.

The payout rates cannot be less than the guaranteed payout rates which are based on the annuitant’s “adjusted age”, the guaranteed mortality table (if applicable), and the guaranteed interest rate.

The guaranteed interest rates will never be less than 1% per year. The interest rate is indexed and is determined as follows: for each calendar quarter the interest rate is equal to the average of 5-year constant maturity treasury rates as reported by the Federal Reserve over a consecutive 12 month period ending the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1%, less 1.25%.

You may choose to receive payments at any payment interval which we make available, but not less frequently than once per year. If the annuity value on the annuity date is less than $2,000, we will pay the annuity value in a lump sum. If any annuity payment would be less than $20, we may change the frequency of payments so that all payments will be at least $20. If after the change in frequency, the annual payment is less than $20, we will pay the annuity value in a lump sum.

The amount of your annuity payments will not be less than those that would be provided by the application of the annuity value to purchase any single premium immediate annuity contract we then offered to the same class of annuitants.

Evidence of Survival. We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Gender-Based Annuity Purchase Rates. The Contract provides for gender-based annuity purchase rates when life annuity options are chosen.

Misstatement of Age or Sex. We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law.

Annuity Options

The following fixed annuity payment options may be available. We may in the future offer more or fewer options. You may choose another option that is not set forth in this Prospectus if it is acceptable to us. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid.

Death of Owner During the Annuity Period. If an owner who is not an annuitant dies during the annuity period, any remaining payments under the annuity option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such owner’s death. Upon such death, if there is no surviving co-owner, the beneficiary will become the owner.

Death of Annuitant During the Annuity Period. If the annuitant under an Annuity Option, or the last surviving joint annuitant under a Joint and Survivor Annuity Option, dies while any guaranteed amounts remain unpaid, the owner, or the beneficiary if there is no surviving owner, may choose either:

(a)	to receive payments for the remainder of the period guaranteed; or

(b)	to receive the present value of the remaining guaranteed payments in a lump sum.

The interest rate used to calculate any present value is the interest rate we used on the annuity date to compute the amount of the annuity payments.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount	We will make equal payments in an amount you choose until the sum of all payments equals the annuity value applied, increased for interest credited. The amount you choose must provide at least ten years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the guaranteed amount has been paid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period	We will make equal payments for a period you select of at least ten years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity *	We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant dies before the guarantee period ends, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Life Annuity With Guaranteed Return of Annuity Value	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the annuity value applied. If the annuitant dies while guaranteed amounts remain unpaid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum.

Joint and Survivor Life Annuity*	We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant and the designated second person die before the end of the period, you (or the beneficiary if there is no surviving owner) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Guaranteed Minimum Income Benefit

General. If you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based, we offer an optional Guaranteed Minimum Income Benefit (“GMIB”) for an additional charge. The GMIB provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider. If you elect the GMIB rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.” You must annuitize under the terms and conditions of the GMIB rider to obtain any benefit from the GMIB. The fees collected for this benefit will not be refunded even if you do not annuitize under the GMIB rider. There is a waiting period of 10 years from the contract date before you can annuitize under the GMIB rider. If you elect the GMIB, you cannot elect the GMWB.

For an example of the GMIB, see Appendix C.

If you decide that you want the protection offered by the GMIB rider, you must elect it at issue. You cannot elect the GMIB rider if the annuitant or joint annuitant is older than age 75 on the contract date. You may not cancel the GMIB rider once elected. The GMIB rider will terminate upon full surrender, annuitization (under the Contract or the GMIB rider), expiration of the last exercise period, death, or termination of the Contract. The GMIB rider will also terminate if the annuitant or joint annuitant is changed and the new annuitant or joint annuitant was older than age 75 on the contract date. However, the GMIB rider will not terminate at death if an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option, unless the annuitant is also changed and the new annuitant was older than age 75 on the contract date. If there is a change of annuitant and the rider continues, the GMIB may be reduced and the last exercise date may be reset to an earlier date.

Important Information About the GMIB Rider:

•      We will not refund the GMIB charges, even if you do not annuitize under the GMIB rider.

•      There is a 10-year waiting period before you can annuitize under the GMIB rider.

•      You must elect the GMIB rider at issue.

•      Once you elect the GMIB rider, you cannot cancel it.

•      You cannot elect the GMIB rider if the annuitant or the joint annuitant (if any) are older than age 75 on the contract date.

•      If you elect the GMIB rider, we may in the future require you to use our quarterly rebalancing program and comply with investment allocation restrictions and guidelines. These restrictions and guidelines are further discussed later in this Prospectus. If you do not comply with the restrictions and guidelines within a certain timeframe, we may charge you more for the benefit.

How We Determine the Amount of Your Minimum Guaranteed Income. If you elect the GMIB rider, we determine the amount of minimum income available to you on the date you exercise the GMIB rider by applying the GMIB Base (less applicable premium taxes) to the GMIB Annuity Option Payout Rates (“GMIB rates”) for the annuity option you select.

The GMIB Base is only used to calculate the GMIB, and does not establish or guarantee an account value, cash value, minimum death benefit, or a minimum return for any subaccount.

Because the GMIB rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex and ages of the annuitant and any joint annuitant.

GMIB Base. The GMIB Base equals the greater of the GMIB MAV Base and the GMIB Roll-Up Base.

GMIB MAV Base. The GMIB MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value on the contract date and on each contract anniversary, increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

  (a) = GMIB MAV Base and

  (b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate an anniversary value on the contract date and on each contract anniversary thereafter through the earlier of the contract anniversary on or following the oldest annuitant’s 80th birthday and the date you exercise your GMIB. Changes in the annuitant may cause the rider to terminate. If the rider continues in effect, changes in the annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating the anniversary values has not ended, then the limitation date for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB Roll-Up Base. The GMIB Roll-Up Base equals the sum of GMIB Roll-Up Base A and GMIB Roll-Up Base B. Dividing the GMIB Roll-Up Base into these components allows us to apply different rates of interest to the

GMIB Roll-Up Base associated with certain subaccounts (called “Restricted Subaccounts.”) The Restricted Subaccounts currently include the BlackRock Money Market V.I. Subaccount and the Eaton Vance VT Floating-Rate Income Subaccount.

GMIB Roll-Up Base A: GMIB Roll-Up Base A is equal to:

•	the initial premium allocated to subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5%, plus

•

subsequent premiums allocated to an account value transferred into subaccounts other than the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 5%, less

•

all “adjusted” withdrawals (as defined in the box below) and all transfers from subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 5%.

The GMIB Roll-Up Base A will not be less than zero.

“Adjusted” withdrawals: If the total of all withdrawals from subaccounts other than the Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base A on a dollar-for-dollar basis.

If the total of all withdrawals from subaccounts other than the Restricted Subaccounts, including the requested withdrawal, is greater than 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMIB Roll-Up Base A and

(b) = the account value in all subaccounts other than the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Roll-Up Base B: GMIB Roll-Up Base B is equal to:

•	the initial premium allocated to the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 3%, plus

•

subsequent premiums allocated to and account value transferred into the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 3%, less

•

all “adjusted” withdrawals (as defined in the box below) and all transfers from the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 3%.

The GMIB Roll-Up Base B will not be less than zero.

“Adjusted” withdrawals: If the total of all withdrawals from Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base B on a dollar-for-dollar basis.

If the total of all withdrawals from Restricted Subaccounts, including the requested withdrawal, is greater than 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMIB Roll-Up Base B and

(b) = the account value in the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Limitations. The period during which the interest will accrue for purposes of calculating the GMIB Roll-Up Base A or the GMIB Roll-Up Base B is limited. Interest accrues until the earliest of:

1.	The 20th contract anniversary;

2.	The contract anniversary on or following the oldest annuitant’s 80th birthday; or

3.	The date you exercise your GMIB.

If there is a change in annuitant and the GMIB continues, subsequent changes in annuitant will not increase the period of time used to determine interest. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

Allocation Guidelines and Restrictions. We do not currently, but may in the future, impose certain allocation guidelines and restrictions. Under these allocation guidelines and restrictions, we may require contract owners with the GMIB rider to allocate at least 35% and no more than 85% to subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories. The subaccounts currently available in these investment categories are listed in Appendix E.

We would also require contract owners with the GMIB rider to use the quarterly rebalancing feature. We will notify you at least 90 days in advance of the imposition of any such allocation guidelines and restrictions. If, at the end of this 90-day notice period, you have not complied with these allocation guidelines and restrictions, we will impose a higher charge for the GMIB for the duration of your Contract, but in no event will this charge exceed the maximum charge shown in the “Fee Table.”

Conditions for Electing to Receive Income Payments. You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB rider if either the annuitant or joint annuitant is older than age 75 on the contract date.

If you annuitize your Contract at any time other than during a permitted exercise period, the GMIB is not available. For example, you cannot exercise the rider if you annuitize your Contract twelve and one half years after you purchase the Contract or seven years after you purchase the Contract. You are not required to use the GMIB rider to receive annuity payments. However, we will not refund fees paid for the GMIB rider if you annuitize outside of the terms and conditions of the GMIB rider.

Available Annuity Options. The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity
•	Joint and Survivor Life Annuity
•	Life Annuity with Payments Guaranteed for 10 Years
•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB rider.

Change of Annuitant. If an annuitant or joint annuitant is changed and, as of the contract date, the new annuitant or joint annuitant was older than age 75, the GMIB rider will terminate. Otherwise, if the new annuitant’s or joint annuitant’s age on the contract date was older than the age of the oldest annuitant currently being used to determine the GMIB, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or joint annuitant’s age. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB rider will terminate.

GMIB Charge. We deduct a charge for the GMIB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – GMIB Charge.”)

Payment of the GMIB is subject to our financial strength and claims-paying ability.

For an example of the calculation of the GMIB, see Appendix C.

Guaranteed Minimum Withdrawal Benefit

The Guaranteed Minimum Withdrawal Benefit is no longer available for purchase. If you previously purchased the Guaranteed Minimum Withdrawal Benefit, your benefits will remain the same. However, if you have previously purchased the Guaranteed Minimum Withdrawal Benefit and have since terminated or terminate at any time in the future, you may no longer elect to purchase it again.

General

If you are concerned that poor subaccount investment performance may adversely impact the amount of money you can withdraw from your Contract and/or that you may live substantially longer than expected and outlive your account value, we offer an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider for an additional charge. If you elected the GMWB during your lifetime, you can take minimum annual withdrawals and payments from us, if necessary, regardless of your account value each contract year up to a specified amount, referred to as the Guaranteed Lifetime Amount. This means if your account value is depleted at any time while the GMWB is in effect, we guarantee that we will make payments to you equal to the Guaranteed Lifetime Amount over your life (and your co-owner’s life, if there are co-owners), subject to certain conditions and restrictions. If you elect the GMWB rider you cannot elect the GMIB.

You should not elect the GMWB if:

•	you plan to take withdrawals in excess of the Guaranteed Lifetime Amount because such excess withdrawals may significantly reduce or eliminate the value of the benefit; or

•	you are interested in long-term accumulation rather than current payments and are not interested in the protection the benefit provides.

What is the GMWB?

The GMWB is an optional rider that permits you to receive annual minimum withdrawals and payments from us, if necessary, regardless of your account value during your lifetime (or until the second owner’s death if there are co-owners). There is an additional charge for this rider.

Important Information About the GMWB Rider:

•        If you do not choose to take withdrawals and/or do not receive lifetime payments while this rider is in effect, we will not refund the GMWB charges. If you do receive lifetime payments under your rider, there is a risk that the total amount of the lifetime payments you receive will not exceed the GMWB charges you have paid.

•        If you make withdrawals from your Contract while the rider is in effect, those withdrawals are made from your own account value. We are only required to start using our own money to make lifetime payments to you when and if your account value is reduced to zero (for any reason other than due to an excess withdrawal).

•        We have designed the rider to protect you from outliving your account value. If the rider is terminated or you (and your co-owner, if applicable) die before your account value is reduced to zero, neither you nor your estate will receive any lifetime payments from us, nor will the rider provide for any cash value build-up to provide lifetime payments.

•        We limit your withdrawals to the Guaranteed Lifetime Amount each contract year and impose certain investment allocation guidelines and restrictions in order to minimize the risk that your account value will be reduced to zero before your (or your co-owner’s) death. Accordingly, a significant risk against which the rider protects — that your account value will be reduced to zero (other than due to an excess withdrawal) while you are still alive — may be minimal. Thus, these restrictions also significantly reduce the likelihood that we will make any lifetime payments to you under the rider. In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Lifetime Amount, then your account value will never be reduced to zero and we will never make lifetime payments to you.

•        You and your co-owner (if applicable) must be at least 60 and not more than 80 years old when you elected the GMWB rider.

•        If you elected the GMWB, certain investment allocation guidelines and restrictions apply, including participating in a Quarterly Rebalancing Program or use of specified models under the Asset Allocation Program. These restrictions and guidelines are further discussed later in this Prospectus.

Important Information About the GMWB Rider:

•        For both new and existing Contracts, you may elect either the GMWB or the GMIB, but not both optional benefits.

•        Please note that all withdrawals — even withdrawals made while the GMWB is in effect — reduce your account value and death benefit.

•        We will not accept additional premium payments after you take your first withdrawal after the GMWB Effective Date.

•        If the owner is an individual natural person, then the owner also must be the annuitant. If the owner is a non-natural person (such as a trust), all references to owner shall mean annuitant and the age of the annuitant (and the age of a joint annuitant, if applicable) will be used. Co-

owners and joint annuitants may only be spouses when the GMWB rider is in force. If there are co-owners, they also must be joint annuitants. If there are joint annuitants, they also must be co-owners, unless the owner is a non-natural person.

•    If you elected the GMWB, you may not elect and/or continue the Dollar Cost Averaging Program discussed earlier in this Prospectus. In addition, after the first withdrawal following the GMWB Effective Date, we will terminate the Automatic Investment Feature.

You should consult with your tax and financial professionals before purchasing the GMWB rider to determine whether the rider is suitable for you.

Important Term: The GMWB Effective Date is the date the GMWB rider becomes effective.

When May I Take Withdrawals?

If you elected the GMWB rider, any withdrawal will be subject to the terms of the GMWB rider. This means that any withdrawal amount (including the “free withdrawal amount”), if greater than the Guaranteed Lifetime Amount, will also reduce your benefit base as well as your account value. The “free withdrawal amount” is discussed earlier in this Prospectus.

In order to make withdrawals and still maintain the rider’s guarantee, you may request to withdraw up to the Guaranteed Lifetime Amount each contract year on or after the GMWB Effective Date. You should note that as long as you have made no withdrawals the Guaranteed Lifetime Amount can increase for ten years after the GMWB becomes effective. (See definitions of “Lifetime Income Percentage” and “GMWB Base” below, to learn how your Guaranteed Lifetime Amount can increase during the ten-year period.) Once you take your first withdrawal after electing the GMWB, the GMWB Base will not increase in the same manner as before the withdrawal. It can only increase to equal the contract value, if greater, on each third contract anniversary.

What is the Guaranteed Lifetime Amount?

We determine your Guaranteed Lifetime Amount by multiplying the GMWB Base by a percentage based on age at the time of your first withdrawal on or after the GMWB Effective Date. This rate is called a Lifetime Income Percentage.

Lifetime Income Percentage X GMWB Base = Guaranteed Lifetime Amount

More specifically, we determine the initial Lifetime Income Percentage based on your age band (or the age band of the younger owner if there are co-owners) on the date of the first withdrawal on or after the GMWB Effective Date in accordance with the following chart.

Age Band of (Younger) Owner When First Withdrawal is Taken on or After the GMWB Effective Date	Lifetime Income Percentage
60-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80+	7.0%

Once you have elected the rider, if you change the contract owner or add a co-owner, the Lifetime Income Percentage may change because we base the Lifetime Income Percentage on the (younger) owner’s age band at the time of the first withdrawal. Any change in the GMWB Base or the Lifetime Income Percentage will also change the Guaranteed Lifetime Amount.

Example: To help understand how we calculate the Guaranteed Lifetime Amount, assume that you are age 65 and purchase an L Class Contract with the GMWB rider with an initial premium of $100,000. You do not make any additional premium payments and take your first withdrawal on the fifth contract anniversary. The Lifetime Income Percentage locks in at 5.5% since you are age 70 at the time of the first withdrawal. If your GMWB Base equals $140,000 at such time, then the Guaranteed Lifetime Amount will equal $7,700 ($140,000 X .055). If you add your spouse as a co-owner, age 66, on the next contract anniversary, then your Lifetime Income Percentage will be reduced to 5.0%, since your spouse was age 65 at the time you made your first withdrawal and your Guaranteed Lifetime Amount will equal $7,000 ($140,000 X ..05).

What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?

You may take withdrawals equal to or less than the Guaranteed Lifetime Amount during each contract year. If you choose to receive only a part of, or none of, your Guaranteed Lifetime Amount in any given contract year, you should be aware that your guaranteed minimum withdrawals are not cumulative. You cannot carry over any unused guaranteed minimum withdrawals to any future contract years. The following example is helpful to understand this concept:

Example: If your Guaranteed Lifetime Amount is $1,500 and you withdraw $1,000 during (the current) contract year, your Guaranteed Lifetime Amount will not increase the next contract year by the $500 you did not withdraw in the current contract year.

We do not impose a surrender charge on withdrawals up to the Guaranteed Lifetime Amount each contract year.

What If I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?

Each contract year, you may withdraw more than the Guaranteed Lifetime Amount in effect at the time of the withdrawal request. We refer to the portion of any withdrawal that causes cumulative withdrawals in a given year to exceed the Guaranteed Lifetime Amount as an “excess withdrawal.” An excess withdrawal could significantly reduce your GMWB Base and thereby reduce the amount of your future Guaranteed Lifetime Amount.

If cumulative withdrawals in a contract year have already exceeded the Guaranteed Lifetime Amount in effect at the time of a withdrawal request, then the entire amount of that withdrawal will be treated as an excess withdrawal.

Important: Excess withdrawals will reduce your GMWB Base and may do so by substantially more than the actual amount of the excess withdrawal. Excess withdrawals will also reduce your Guaranteed Lifetime Amount. You must carefully manage your withdrawals if you elect the GMWB rider. Due to the long-term nature of the rider’s guarantee, there is a risk that you may need funds in excess of your Guaranteed Lifetime Amount, and that if you do not have other sources of income available, you may need to make withdrawals that will reduce or even eliminate the amount of any lifetime payments you may receive under your rider. If you believe you may need to make excess withdrawals, you should have other sources of liquidity to avoid having to do so; otherwise, the rider may not be appropriate for you.

What is the GMWB Base?

As noted above, the GMWB Base is used to calculate the Guaranteed Lifetime Amount and determine the GMWB charge. This is important because when the GMWB Base increases, the Guaranteed Lifetime Amount and the GMWB charge also increase.

Prior to your first withdrawal (for up to 10 years after the GMWB Effective Date), your GMWB Base will equal your GMWB Maximum Anniversary Value (“MAV”) Base. (See “GMWB MAV Base” for how we calculate the GMWB MAV Base.) However, once you take your first withdrawal on or after the GMWB Effective Date, the GMWB Base will not increase in the same manner as before the withdrawal. Instead, the GMWB Base may only be increased through automatic step-ups on every third contract anniversary after the first withdrawal. The GMWB Base will be reset to equal your contract value, if higher.

Important: You should carefully consider when to begin taking withdrawals if you have elected the GMWB. If you begin taking withdrawals too soon, you may limit the value of the GMWB. For example, you will not be able to increase your GMWB Base by making additional premium payments and you will lose the potential for increases through annual step-ups. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

No additional premiums can be paid after the date of your first withdrawal on or after the GMWB Effective Date. Please note that if you elected our Automatic Investment Feature (discussed earlier in this Prospectus), it will automatically terminate upon your first withdrawal.

Important: The GMWB Base is used only to calculate the Guaranteed Lifetime Amount and the GMWB Charge, it is not available for withdrawal, and does not establish or guarantee an account value, surrender value, minimum death benefit, or a minimum return for any subaccount.

When and How is the GMWB Base Calculated?	Calculation of your GMWB Base depends on when you make your first withdrawal. There are three distinct time periods that are important to consider:

(1) On the GMWB Effective Date	If the GMWB Effective Date is the contract date, the GMWB Base equals the initial premium. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value on the GMWB Effective Date.

(2) Prior to the First Withdrawal	Prior to the first withdrawal after the GMWB Effective Date, the GMWB Base equals the GMWB MAV Base. GMWB MAV Base: The GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:

(a) is the GMWB Base on the GMWB Effective Date, or is the contract value on each contract anniversary thereafter; and (b) is the sum of all additional premiums since the last contract anniversary.

As long as the rider is in effect, we will calculate an anniversary value on the GMWB Effective Date and on each contract anniversary thereafter through the earlier of the date you take your first withdrawal (on or after the GMWB Effective Date) and the 10th contract anniversary following the GMWB Effective Date.

No additional anniversary values will be calculated thereafter for purposes of determining the GMWB MAV Base.

(3) On and After the First Withdrawal	If you have not exceeded the Guaranteed Lifetime Amount during a contract year, the GMWB Base does not change. It equals the GMWB Base immediately prior to a withdrawal. However, the GMWB Base on and after any excess withdrawal will equal the lesser of:

(a) the GMWB Base immediately prior to such withdrawal less the Adjusted Excess Withdrawal; and

Adjusted Excess Withdrawal = Excess Withdrawal X GMWB Base/account value, where both the GMWB Base and the account value are determined immediately prior to such Excess Withdrawal.

(b) the account value after the excess withdrawal.

Please note that if the first withdrawal occurs on a contract anniversary, the GMWB Base immediately prior to such withdrawal will be adjusted to reflect the anniversary value (if higher) on that date prior to the withdrawal.

Automatic Step-Up	On each third contract anniversary after the first withdrawal, if the contract value is higher than the GMWB Base, we will increase or “step-up” the GMWB Base to equal such value. The GMWB charge percentage will not change as a result of any step-up.

Please note that if your GMWB Base increases, there will be a corresponding increase to the charge imposed for this optional feature, as the charge is calculated as a percentage of the GMWB Base.

Are Surrender Charges Applicable to Excess Withdrawals?

As noted above, we do not impose surrender charges on cumulative withdrawals in any given contract year, up to the Guaranteed Lifetime Amount. However, such withdrawals are counted toward the free withdrawal amount for purposes of calculating the surrender charge, if any, applicable to excess withdrawals. Please refer to the explanation of how the free withdrawal amount is calculated under “Partial Withdrawals,” earlier in this Prospectus. A surrender charge will apply if the excess withdrawal is attributable to premiums that are still subject to a surrender charge under your Contract. (See “Charges, Deductions, and Credits – Surrender Charge” and “Charges, Deductions, and Credits – How the Surrender Charge Works” later in this Prospectus for a discussion of how surrender charges are calculated.)

Is a Minimum Surrender Value Required After a Partial Withdrawal?

While the GMWB rider is in effect, we will not require a minimum surrender value after a partial withdrawal, provided the partial withdrawal is not an excess withdrawal. If an excess withdrawal would reduce the contract value below $5,000, we will either deny the request or terminate the Contract.

May I Cancel the GMWB Rider?

You may cancel the GMWB rider on each third contract anniversary after the contract date. You must notify our Service Center in writing at least three days but no more than 90 days prior to each such date for your cancellation to be effective on that third contract anniversary. You may not re-elect the GMWB rider after cancellation.

When Will the GMWB Rider Terminate?

The GMWB rider will terminate upon the earliest of:

•	full surrender;

•	a withdrawal that reduces the GMWB Base to zero;

•	annuitization (under the Contract);

•	death of second owner if there were co-owners and the contract was continued by the surviving spouse under the spousal beneficiary continuation option;

•	death of owner (if a natural person) if the Contract is not continued by an eligible spouse under the Spousal Beneficiary Continuation Option;

•	termination of the Contract;

•	change of owner resulting in termination of the rider, as discussed in “Change of Owner/Annuitant” below;

•	establishment of an annuity date when your account value is reduced to zero, even if your GMWB Base is greater than zero as described in “What if My Account Value Reaches Zero?” below;

•	following a divorce, the date of death of the joint annuitant if such death occurs before we receive notice of the divorce and the account value is greater than zero; or

•	cancellation of the GMWB rider.

All charges for this benefit will cease upon Contract termination. While the GMWB Rider is in effect, we will not terminate any Contract that qualifies for termination due to inactivity. (See “Features and Benefits of the Contract – Inactive Contracts” later in this Prospectus.)

What if my Account Value Reaches Zero?

If any withdrawal or deduction of fees or charges reduces the account value to zero and the resulting GMWB Base is greater than zero, all riders attached to the Contract will terminate and we will settle the GMWB. We will not settle the GMWB if your account value reduces to zero due to an Excess Withdrawal. In such an instance, your Contract will terminate under the minimum surrender value provision.

How GMWB Settlement Works

•    We will pay the remaining Guaranteed Lifetime Amount, if any, not yet withdrawn in the current contract year, in a lump sum.

•    We will establish an annuity date no earlier than the contract anniversary following the date of the transaction that reduced the account value to zero.

•    We will pay a monthly payment equal to the Guaranteed Lifetime Amount divided by 12 until the death of the (second) annuitant.

Please note that we may accept different payment intervals or other lifetime annuity options, but your annuity payments will be reduced. Also if you request a full surrender and your account value at the time of the request is less than your remaining Guaranteed Lifetime Amount for that contract year, first, we will pay you a lump sum equal to such remaining Guaranteed Lifetime Amount. We will then establish an annuity date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as withdrawals for tax purposes. After we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as annuity payments for tax purposes.

For an example of the operation of the Guaranteed Minimum Withdrawal Benefit, see Appendix D.

Allocation Guidelines and Restrictions

If you elected the GMWB rider, you must use certain models in our Asset Allocation Program or participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. For both new and existing Contracts, we reserve the right to change these Allocation Guidelines and Restrictions or impose additional limitations on your ability to allocate to or make transfers among the subaccounts.

The asset allocation models and Rebalancing Program’s investment restrictions are generally designed to provide consistent returns by minimizing risk. In minimizing risk, however, such programs may also limit the potential for your account value to appreciate. If you were not subject to the Allocation Guidelines and Restrictions under this rider, it is possible you could earn a higher rate of return on your account value. You should consult with your registered representative to assist you in determining whether these models and/or investment restrictions are suited for your financial needs and risk tolerance.

For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections earlier in this Prospectus.

Rebalancing Program. If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix E.

Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.

Important Mechanics of the Rebalancing Program:

•        You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•        Your first rebalancing date must be within 95 days from the GMWB Effective Date.

•        You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•        You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•        If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

•        Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.

For contract owners who purchased the contract on or after April 13, 2009:

Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative; or
•	Moderate.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

For contract owners who purchased the contract prior to April 13, 2009:

Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative,
•	Moderate, or
•	Moderately Aggressive,

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions that satisfy the Allocation Guidelines and Restrictions. If you do not provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

Change of Owner/Annuitant

If there is a change of owner or an assignment of this Contract (in states where applicable), the GMWB will terminate unless the owner is changed under any of the circumstances described below:

(1) a spouse of a current owner is added as co-owner and is at least 60 years old and not older than 80 years old on the GMDB Effective Date; or

(2) a spouse of a current owner is removed as an owner; or

(3) as the result of the creation or termination of a trust, the life (or lives) upon which Guaranteed Lifetime Amount payments are based has not changed; or

(4) an eligible spousal beneficiary who was at least age 60 on the spousal continuation date becomes the owner under the spousal beneficiary continuation option.

Spousal Continuation

If an eligible spousal beneficiary who was covered under the GMWB rider becomes the owner, we currently reset the GMWB Base to equal the greater of the account value less uncollected charges and the prior GMWB Base on the spousal continuation date. We will then determine the Lifetime Income Percentage and the Guaranteed Lifetime Amount based on the age of the spouse on the spousal continuation date, subject to the terms and conditions in effect at that time.

You must designate your “surviving spouse” (as defined under Federal law) as the primary beneficiary in order for the surviving spouse to be able to continue the GMWB rider under the spousal beneficiary continuation option.

In the Event of Divorce

In the event of divorce, the former spouses must provide a final decree of divorce (including any property settlement, order or agreement) to us at our Service Center, in a form acceptable to us. Under current tax law, the spousal beneficiary continuation option is not available to persons who are no longer spouses; therefore, lifetime withdrawals are not guaranteed for the lives of both the co-owners (or joint annuitants, if the Contract was owned by a non-natural person) under the GMWB rider if such co-owners (or joint annuitants) divorce before your account value reaches zero.

For this reason, we generally do not permit former spouses to continue as co-owners (or joint annuitants) of the rider after divorce.

Furthermore, we are unable to “split” a Contract into two Contracts upon divorce. If a final decree of divorce, property settlement, order or agreement requires that a Contract be divided among two former spouse co-owners (or joint annuitants), any partial surrender made for the purpose of dividing the annuity account value will be subject to any tax consequences that would normally apply. In addition, if the partial surrender made for such purpose causes cumulative withdrawals for that Contract year to exceed the Guaranteed Lifetime Amount, the portion of the withdrawal that exceeds the Guaranteed Lifetime Amount will be treated as an excess withdrawal.

Continuation of the rider. We do permit either one of the former spousal co-owners (or joint annuitants) to continue the rider and the Contract by becoming the sole owner (or sole annuitant). Please note, however, that we will continue to charge for the GMWB rider. Upon the death of the sole owner (or sole annuitant), the rider will terminate.

Until we receive notice that as a result of a divorce one of the former spouses will remain or become the sole owner (or sole annuitant) of the Contract, we will continue to treat both former spouses who were co-owners or joint annuitants as the owners of (or annuitants under) the Contract. Please note, however, that we will terminate the rider upon the death of the first co-owner (or joint annuitant) to die if such death occurs before the account value reaches zero, and we will not permit the surviving former spouse to continue the GMWB Life rider under the spousal beneficiary continuation option, if we discover that divorce occurred before your account value reaches zero.

On or after the account value reaches zero. If divorce occurs on or after the account value reaches zero, we will split the monthly GMWB settlement payments according to the property settlement, order or agreement, pursuant to the final decree of divorce. Such property settlement, order or agreement should specifically reference this Contract. Prior to your sending us such notification, we will make monthly GMWB settlement payments in the manner prescribed by the owner(s)/annuitant(s) pursuant to the terms of the GMWB rider.

In any event, you should consult a tax advisor concerning the tax consequences that can arise under your Contract and the GMWB rider as a result of divorce.

Benefit Available on Maturity Date

If the maturity date occurs while the GMWB rider is in effect, you may choose monthly payments equal to (i) the Guaranteed Lifetime Amount divided by 12, or (ii) payments based upon your annuity value on the maturity date. These payments will continue until the death of the annuitant or (joint annuitant, if any). The payments you would receive under option (i) are different from the payments you would receive under option (ii). You should consult with your Financial Advisor to determine which option is more appropriate for you.

We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days prior to the maturity date.

GMWB Charge. We deduct a charge for the GMWB rider that compensates us for the costs and risks we assume in providing the benefit. (See “Charges, Deductions, and Credits — GMWB Charge”).

Payment of the GMWB is subject to our financial strength and claims-paying ability.

Inactive Contract

The Contract will be terminated at the end of any valuation period if all of the following conditions are satisfied:

1)	No premium payments have been received during the prior 36 months;

2)	The total of all premium payments made, less any partial withdrawals, is less than $5,000; and

3)	The account value (less uncollected charges) is less than $5,000.

Accordingly, no Contract will be terminated due solely to negative investment performance. If the Contract is terminated due to the above reasons, we will pay you the surrender value in a lump sum.

Charges, Deductions, and Credits

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of the charges deducted may differ depending on the Class of the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.

Asset-Based Insurance Charge

We impose an asset-based insurance charge, which varies according to Class and subaccount. The current asset-based insurance charge may be changed, but it will never exceed the maximum charge of 2.00% for any Class and subaccount. The current asset-based insurance charge for the B Class is generally 1.25%, however, it may be 1.15%, 1.20%, or 1.40% depending on the subaccount. The current asset-based insurance charge for the L Class is generally 1.45%, however, it may be 1.35%, 1.40%, or 1.60% depending on the subaccount. The current asset-based insurance charge for the C Class is generally 1.60%, however, it may be 1.50%, 1.55%, or 1.75% depending on the subaccount. The current asset-based insurance charge for the XC Class is generally 1.65%, however, it may be 1.55%, 1.60%, or 1.80% depending on the subaccount. (See the “Fee Table.”)

We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making available and maintaining subaccounts under the Contract, and performing accounting, regulatory compliance, and reporting functions.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. However, we may change the asset-based insurance charge at any time, but it will never exceed the maximum charge of 2.00% for any Class and Subaccount.

Surrender Charge

When Imposed. We may impose a surrender charge on partial withdrawals and surrenders. The amount of the surrender charge varies by Class. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. The surrender charge applies to each subsequent premium payment, as well as the initial payment. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders.”)

The surrender charge equals a percentage of each premium withdrawn. Each premium, whether initial or subsequent, is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

Complete Years Elapsed Since Each Payment of Premium	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%

The charge is calculated on total premiums withdrawn from the Contract. If the account value at the time of withdrawal is less than your premiums paid in, the charge will still be based on the remaining premiums.

The “free withdrawal amount” is never subject to the surrender charge. Also, currently, we do not impose a surrender charge on amounts withdrawn during any contract year up to the Guaranteed Lifetime Amount while the GMWB rider is in effect. (See “Guaranteed Minimum Withdrawal Benefit,” earlier in this Prospectus.

For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Surrender Charge Works

If you have an L Class Contract, elected no optional riders and made a $10,000 premium payment and due to negative investment experience only $9,500 remained in the Contract when you withdrew it two years later, we would impose a 4.0% charge on $9,000 (which represents the $10,000 premium payment less the $1,000 “free withdrawal amount”). If instead the $10,000 premium payment you made to the Contract grew to $11,000 due to positive investment experience, and you withdrew $600 of gain two years later, and withdrew the remaining $10,400 in a subsequent withdrawal that same contract year (assuming no investment loss or gain between the two withdrawals), we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4.0% surrender charge only on $10,000 of the $10,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted. For surrenders, we deduct the charge from the amount of your withdrawal request. For partial withdrawals, we deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your account value. The example below shows how this works.

Pro Rata Deductions

You have a C Class Contract with a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Total Return V.I. Subaccount. You withdraw $20,000 from the Contract, and the entire $20,000 is subject to a 2.0% surrender charge ($400). Accordingly, $240 (60% of $400) is deducted from the BlackRock Basic Value V.I. Subaccount and $160 (40% of $400) is deducted from the BlackRock Total Return V.I. Subaccount.

Contract Fee

We may charge a $50 contract fee on each contract anniversary, upon surrender, or upon annuitization. We will impose this fee if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

The contract fee compensates us for the expenses related to the maintenance of the Contract. We do not deduct the contract fee after the annuity date. The contract fee may be changed, but it will never exceed the maximum fee of $75.

If the contract fee applies, we will deduct it as follows:

•           We deduct this fee from your account value on each Contract anniversary before the annuity date.

•           We deduct this fee from your account value if you surrender or annuitize the Contract on any date other than a contract anniversary.

•           We deduct this fee on a pro rata basis from all subaccounts in which your account value is invested.

Transfer Fee

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer in that contract year. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” “Rebalancing Program,” and “Transfers Among Subaccounts.”)

GMDB Charge

If you elect a GMDB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We won’t deduct this charge after the annuity date. The current and maximum GMDB charge percentages vary according to the type of GMDB that you choose. We have the right to change the current GMDB charge percentages, but it will never exceed the maximum GMDB charge percentages. The amount of the GMDB charge is calculated on each monthaversary by multiplying the GMDB Base by the current annual GMDB charge percentage noted below and dividing the resulting amount by 12. On each quarterversary, we deduct the sum of the GMDB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the first day of the following month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMDB charges. (See “Death Benefit – Guaranteed Minimum Death Benefit Options” for the definition of the respective GMDB Base values.) The annual GMDB charges are as follows:

Type of GMDB	Current GMDB Charge %	Maximum GMDB Charge %
Return of Premium	0.15%	0.40%
Maximum Anniversary Value	0.25%	0.65%

If the GMDB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any GMDB charge that would be collected on the next quarterversary. We deduct the GMDB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMDB charge regardless of whether the GMDB has any value.

GMIB Charge

If you elect the GMIB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We do not deduct the GMIB charge after the annuity date. The current annual GMIB charge percentage is 0.50%. We have the right to change the current GMIB charge percentage, but it will never exceed the maximum GMIB charge percentage which is 0.90%. The amount of the GMIB charge is calculated on each monthaversary by multiplying the GMIB Base by the current annual GMIB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Income Benefit” for the definition of GMIB Base). On each quarterversary, we deduct the sum of the GMIB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the first day of the following month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMIB charges. If the GMIB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMIB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMIB charge regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

GMWB Charge

If you elected the GMWB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the GMWB charge after the annuity date, nor will we assess the GMWB charge after GMWB Settlement. The current annual GMWB charge percentage is 0.75%. We have the right to change the current GMWB charge percentage, but it will never exceed the maximum GMWB charge percentage, which is 1.50%. The amount of the GMWB charge is calculated on each monthaversary by multiplying the GMWB Base by the current annual GMWB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Withdrawal Benefit” for the definition of GMWB Base.) Accordingly, if the GMWB Base increases, there will be a corresponding increase in the amount of the GMWB charge. On each quarterversary, we deduct the sum of the GMWB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the first day of the following month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMWB charges. If the GMWB Rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMWB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMWB charge regardless of whether the GMWB ever reaches GMWB settlement.

Other Charges

Redemption Fee. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

Tax Charges. We reserve the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract.”)

Fund Expenses. In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table.”) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Changes in Contract Charges or Fees. If we have reserved the right to change a contract charge or fee, any such changes will be applied by Class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses, and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Contract is delivered. The charges after any change will not exceed the maximum charges.

Premium Taxes. Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the annuity value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your account value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state. New York does not currently impose a premium tax on annuity contracts.

Contract Credits

Credits may be added to your account value. Currently, we are not adding any credits to your account value. We reserve the right to add, modify, or discontinue any credit at any time in our sole discretion.

Federal Tax Matters

The following summary discussion is based on our understanding of current federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. Your annuity must be independent of any tax-qualified retirement or pension plan and is termed a nonqualified contract. The Contract is only available as a nonqualified contract. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The Separate Account, through the subaccounts, intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Separate Account assets.

Required Distributions. To qualify as an annuity contract under Section 72(s) of the IRC, a nonqualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner’s spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage spouses. Consult a tax advisor for more information on this subject.

Nonqualified Contracts are designed to comply with Section 72(s), although no regulations interpreting these requirements have yet been issued. We will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements when such requirements are clarified by regulation or otherwise.

Taxation of Annuities

In General. IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the account value or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the account value usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.

An owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the account value over the “investment in the contract” during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor. Bonus amounts are not treated as an “investment in the contract.”

Annuity Payments. Although tax consequences may vary depending on the annuity option selected under an annuity contract, generally, if the owner of the Contract is a natural person or a non-natural person (including a trust) holding as an agent for a natural person, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Withdrawals and Surrenders. The following discussion applies generally to Contracts owned by a natural person: When you take a withdrawal from a Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. Although the tax treatment is not clear, if you purchased the GMWB rider and you take a withdrawal from your Contract before the Contract is annuitized, we intend to treat the amount of the withdrawal up to the difference between the greater of:

(1)	your account value immediately before the distribution, or

(2)	your Guaranteed Lifetime Amount immediately before the distribution and your investment in the Contract as a taxable distribution. In certain circumstances, this treatment with respect to the GMWB rider could result in your account value being less than your investment in the Contract after such a withdrawal. If you subsequently surrender your Contract under such circumstances, you would have a loss which may be deductible. Please consult your tax advisor.

See Appendix F for GMWB tax examples.

Taxation of Death Benefit Proceeds. Amounts may be paid from a Contract because an owner or annuitant (if an owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a surrender from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Penalty Tax on Some Withdrawals

You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;

(2)	after you die (or after the annuitant dies, if an owner isn’t an individual);

(3)	after you become disabled; or

(4)

that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary. If the amount received under the series of substantially equal periodic payments is modified within the first five years, or before age 59 1/2, this exception will no longer apply and the penalty tax will be applied to all amounts previously distributed.

Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. You should consult a tax advisor with regard to exceptions from the penalty tax.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,00 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Transfers, Assignments, or Exchanges of a Contract

Transferring or assigning ownership of the Contract, designating an annuitant other than the owner, designating a payee or beneficiary who is not also the owner, selecting certain maturity dates, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can choose not to have tax withheld from distributions.

Multiple Contracts

All nonqualified deferred annuity contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and generation-skipping transfer provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and generation-skipping transfer taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Optional Benefit Riders

It is possible that the IRS may take the position that fees deducted for certain optional benefit riders, such as the GMDB, GMIB and GMWB riders, are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Separate Account for any federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the Contract owners.

Performance Information

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts for a Class. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount for a Class are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the BlackRock Money Market V.I. Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (other than the BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. We provide average annual total returns for the subaccounts on a Class-specific basis. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes. Total returns do not reflect any rider charges, nor bonus amounts, if applicable.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts for each Class. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations on a Class-specific basis. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts for each Class. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly or quarterly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge, any rider charges, and any bonus amounts, if applicable. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

Other Information

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your account value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us at our Service Center of the instructions relating to a transaction in writing (unless we have authorized you to use another method), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. If we have received proper telephone authorization, you may make the following choices via telephone:

(1)	Transfers;

(2)	Premium allocation instructions;

(3)	Withdrawals, other than full surrenders; and

(4)	Requests to change the annuity date.

We will use reasonable procedures to confirm that a telephone request is genuine. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot guarantee reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the account value and the surrender value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Material Conflicts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of the Separate Account or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

Changes to the Separate Account

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through Merrill Lynch Life Agency, Inc. as our insurance agents.

We pay commissions to Merrill Lynch Life Agency, Inc. for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, Merrill Lynch Life Agency, Inc. pays Distributor a portion of the commissions it receives from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from Merrill Lynch Life Agency, Inc. for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to Merrill Lynch Life Agency, Inc. is 5.25% of each premium and up to 1.20% of account value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of account value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% (less for L and C Class Contracts) of each premium and up to 0.50% of account value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of account value not subject to a surrender charge. The amount of commissions will vary by Class, but will not exceed the maximum amounts listed above.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from Merrill Lynch Life Agency, Inc. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than Merrill Lynch Life Agency, Inc. and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The New York Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company of New York as of December 31, 2010, and for each of the three years in the period ended December 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the ML of New York Variable Annuity Separate Account A as of December 31, 2010, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

Class B

(if you purchased your policy prior to June 23, 2008)

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period

Invesco V.I. Basic Value Fund
5/20/2005 to 12/31/2005	$ 10.81	$ 11.56	0
1/1/2006 to 12/31/2006	$ 11.56	$ 12.92	0
1/1/2007 to 12/31/2007	$ 12.92	$ 12.95	693.8
1/1/2008 to 12/31/2008	$ 12.95	$ 6.17	705.2
1/1/2009 to 12/31/2009	$ 6.17	$ 9.02	5,371.0
1/1/2010 to 12/31/2010	$ 9.02	$ 9.56	5,421.9
Invesco V.I. Mid Cap Core Equity Fund
5/20/2005 to 12/31/2005	$ 10.69	$ 11.46	0
1/1/2006 to 12/31/2006	$ 11.46	$ 12.59	0
1/1/2007 to 12/31/2007	$ 12.59	$ 13.62	566.4
1/1/2008 to 12/31/2008	$ 13.62	$ 9.62	500.4
1/1/2009 to 12/31/2009	$ 9.62	$ 12.36	12,198.9
1/1/2010 to 12/31/2010	$ 12.36	$ 13.94	2,044.8
AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$ 10.55	$ 10.47	1,879.0
1/1/2008 to 12/31/2008	$ 10.47	$ 4.84	2,436.3
1/1/2009 to 12/31/2009	$ 4.84	$ 6.44	2,324.0
1/1/2010 to 12/31/2010	$ 6.44	$ 6.65	2,490.4
AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$ 10.79	$ 11.75	4,983.263
1/1/2006 to 12/31/2006	$ 11.75	$ 13.28	22,738.5381
1/1/2007 to 12/31/2007	$ 13.28	$ 13.33	7,488.2
1/1/2008 to 12/31/2008	$ 13.33	$ 8.48	8,682.1
1/1/2009 to 12/31/2009	$ 8.48	$ 11.97	2,190.3
1/1/2010 to 12/31/2010	$ 11.97	$ 15.00	2,152.4
AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$ 10.79	$ 11.40	0
1/1/2006 to 12/31/2006	$ 11.40	$ 13.66	0
1/1/2007 to 12/31/2007	$ 13.66	$ 12.96	907.3
1/1/2008 to 12/31/2008	$ 12.96	$ 7.57	971.7
1/1/2009 to 12/31/2009	$ 7.57	$ 9.06	976.2
1/1/2010 to 12/31/2010	$ 9.06	$ 10.00	1,620.7
American Century VP Ultra
5/20/2005 to 12/31/2005	$ 10.50	$ 11.07	0
1/1/2006 to 12/31/2006	$ 11.07	$ 10.58	0
1/1/2007 to 12/31/2007	$ 10.58	$ 12.64	0
1/1/2008 to 12/31/2008	$ 12.64	$ 7.30	0.0
1/1/2009 to 12/31/2009	$ 7.30	$ 9.70	0.0
1/1/2010 to 12/31/2010	$ 9.70	$ 11.12	0.0
AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$ 10.39	$ 11.29	2,053.5695
1/1/2006 to 12/31/2006	$ 11.29	$ 12.77	12,969.0042
1/1/2007 to 12/31/2007	$ 12.77	$ 13.41	16,896.1
1/1/2008 to 12/31/2008	$ 13.41	$ 9.32	16,481.5
1/1/2009 to 12/31/2009	$ 9.32	$ 11.40	15,512.2
1/1/2010 to 12/31/2010	$ 11.40	$ 12.65	16,222.5

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AFIS Bond Fund
5/20/2005 to 12/31/2005	$ 10.01	$ 10.19	6,131.4005
1/1/2006 to 12/31/2006	$ 10.19	$ 10.75	78,957.9495
1/1/2007 to 12/31/2007	$ 10.75	$ 10.95	85,872.7
1/1/2008 to 12/31/2008	$ 10.95	$ 9.79	66,132.7
1/1/2009 to 12/31/2009	$ 9.79	$ 10.87	51,093.9
1/1/2010 to 12/31/2010	$ 10.87	$ 11.41	29,320.4
AFIS Growth Fund
5/20/2005 to 12/31/2005	$ 10.94	$ 12.63	18,151.2329
1/1/2006 to 12/31/2006	$ 12.63	$ 13.73	85,796.1928
1/1/2007 to 12/31/2007	$ 13.73	$ 15.21	66,940.8
1/1/2008 to 12/31/2008	$ 15.21	$ 8.40	86,498.2
1/1/2009 to 12/31/2009	$ 8.40	$ 11.55	46,024.6
1/1/2010 to 12/31/2010	$ 11.55	$ 13.52	46,598.5
AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$ 10.56	$ 11.25	6,008.3266
1/1/2006 to 12/31/2006	$ 11.25	$ 12.78	34,593.2543
1/1/2007 to 12/31/2007	$ 12.78	$ 13.24	35,656.7
1/1/2008 to 12/31/2008	$ 13.24	$ 8.11	39,305.2
1/1/2009 to 12/31/2009	$ 8.11	$ 10.50	32,988.5
1/1/2010 to 12/31/2010	$ 10.50	$ 11.54	36,230.7
AFIS International Fund
5/20/2005 to 12/31/2005	$ 10.98	$ 13.45	10,331.5865
1/1/2006 to 12/31/2006	$ 13.45	$ 15.78	53,031.4519
1/1/2007 to 12/31/2007	$ 15.78	$ 18.68	64,247.8
1/1/2008 to 12/31/2008	$ 18.68	$ 10.66	72,719.2
1/1/2009 to 12/31/2009	$ 10.66	$ 15.04	73,274.2
1/1/2010 to 12/31/2010	$ 15.04	$ 15.91	79,469.5
BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$ 10.43	$ 11.05	0
1/1/2006 to 12/31/2006	$ 11.05	$ 13.30	0
1/1/2007 to 12/31/2007	$ 13.30	$ 13.37	15,765.3
1/1/2008 to 12/31/2008	$ 13.37	$ 8.35	13,592.1
1/1/2009 to 12/31/2009	$ 8.35	$ 10.81	33,584.5
1/1/2010 to 12/31/2010	$ 10.81	$ 12.05	0.0
BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$ 10.14	$ 10.16	1,322.4426
1/1/2006 to 12/31/2006	$ 10.16	$ 10.48	1,401.8764
1/1/2007 to 12/31/2007	$ 10.48	$ 10.72	1,494.2
1/1/2008 to 12/31/2008	$ 10.72	$ 9.30	1,309.5
1/1/2009 to 12/31/2009	$ 9.30	$ 10.83	1,234.2
1/1/2010 to 12/31/2010	$ 10.83	$ 11.72	1,164.0
BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$ 10.04	$ 10.15	1,742.5828
1/1/2006 to 12/31/2006	$ 10.15	$ 10.48	4,648.6475
1/1/2007 to 12/31/2007	$ 10.48	$ 10.85	4,655.5
1/1/2008 to 12/31/2008	$ 10.85	$ 10.98	5,110.9
1/1/2009 to 12/31/2009	$ 10.98	$ 10.86	12,799.9
1/1/2010 to 12/31/2010	$ 10.86	$ 10.73	13,293.4

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Capital Appreciation V.I.
5/20/2005 to 12/31/2005	$ 10.62	$ 11.48	0
1/1/2006 to 12/31/2006	$ 11.48	$ 11.86	535.8507
1/1/2007 to 12/31/2007	$ 11.86	$ 13.94	29,409.9
1/1/2008 to 12/31/2008	$ 13.94	$ 8.42	39,628.7
1/1/2009 to 12/31/2009	$ 8.42	$ 11.31	40,685.2
1/1/2010 to 12/31/2010	$ 11.31	$ 13.35	49,595.0
BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$ 10.74	$ 11.91	4,044.054
1/1/2006 to 12/31/2006	$ 11.91	$ 13.70	7,624.4946
1/1/2007 to 12/31/2007	$ 13.70	$ 15.84	13,052.0
1/1/2008 to 12/31/2008	$ 15.84	$ 12.60	17,967.1
1/1/2009 to 12/31/2009	$ 12.60	$ 15.08	26,810.5
1/1/2010 to 12/31/2010	$ 15.08	$ 16.40	23,306.4
BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$ 10.20	$ 10.26	0
1/1/2006 to 12/31/2006	$ 10.26	$ 10.53	0
1/1/2007 to 12/31/2007	$ 10.53	$ 10.82	847.8
1/1/2008 to 12/31/2008	$ 10.82	$ 11.51	525.8
1/1/2009 to 12/31/2009	$ 11.51	$ 11.17	664.0
1/1/2010 to 12/31/2010	$ 11.17	$ 12.00	642.3
BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$ 9.95	$ 10.44	0
1/1/2006 to 12/31/2006	$ 10.44	$ 11.29	0
1/1/2007 to 12/31/2007	$ 11.29	$ 11.41	0
1/1/2008 to 12/31/2008	$ 11.41	$ 7.98	0.0
1/1/2009 to 12/31/2009	$ 7.98	$ 12.35	0.0
1/1/2010 to 12/31/2010	$ 12.35	$ 14.07	6,330.1
BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$ 10.69	$ 11.23	0
1/1/2006 to 12/31/2006	$ 11.23	$ 12.81	0
1/1/2007 to 12/31/2007	$ 12.81	$ 13.33	5,006.9
1/1/2008 to 12/31/2008	$ 13.33	$ 8.27	5,623.9
1/1/2009 to 12/31/2009	$ 8.27	$ 10.30	4,336.1
1/1/2010 to 12/31/2010	$ 10.30	$ 11.67	3,858.5
BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$ 11.19	$ 12.75	0
1/1/2006 to 12/31/2006	$ 12.75	$ 16.10	252.2592
1/1/2007 to 12/31/2007	$ 16.10	$ 17.55	249.3
1/1/2008 to 12/31/2008	$ 17.55	$ 9.96	306.1
1/1/2009 to 12/31/2009	$ 9.96	$ 12.79	301.5
1/1/2010 to 12/31/2010	$ 12.79	$ 13.46	305.4
BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$ 11.24	$ 12.57	3,452.3467
1/1/2006 to 12/31/2006	$ 12.57	$ 14.25	4,783.3978
1/1/2007 to 12/31/2007	$ 14.25	$ 15.24	5,901.6
1/1/2008 to 12/31/2008	$ 15.24	$ 9.22	3,721.3
1/1/2009 to 12/31/2009	$ 9.22	$ 11.16	3,827.5
1/1/2010 to 12/31/2010	$ 11.16	$ 12.02	2,470.7

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$ 11.11	$ 12.25	1,404.5883
1/1/2006 to 12/31/2006	$ 12.25	$ 12.97	3,295.7554
1/1/2007 to 12/31/2007	$ 12.97	$ 13.88	3,646.8
1/1/2008 to 12/31/2008	$ 13.88	$ 8.13	3,599.0
1/1/2009 to 12/31/2009	$ 8.13	$ 10.18	50,233.0
1/1/2010 to 12/31/2010	$ 10.18	$ 11.61	3,634.6
BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$ 11.32	$ 12.92	3,715.0365
1/1/2006 to 12/31/2006	$ 12.92	$ 14.80	246.6619
1/1/2007 to 12/31/2007	$ 14.80	$ 15.47	1,391.2
1/1/2008 to 12/31/2008	$ 15.47	$ 9.59	1,350.3
1/1/2009 to 12/31/2009	$ 9.59	$ 10.82	4,051.4
1/1/2010 to 12/31/2010	$ 10.82	$ 11.61	4,181.8
BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$ 10.45	$ 12.07	0
1/1/2006 to 12/31/2006	$ 12.07	$ 13.44	0
1/1/2007 to 12/31/2007	$ 13.44	$ 13.16	0
1/1/2008 to 12/31/2008	$ 13.16	$ 7.79	0.0
1/1/2009 to 12/31/2009	$ 7.79	$ 9.87	0.0
1/1/2010 to 12/31/2010	$ 9.87	$ 12.55	0.0
BlackRock Global Opportunities V.I.
5/1/2008 to 12/31/2008	$ 10.10	$ 5.78	0.0
1/1/2009 to 12/31/2009	$ 5.78	$ 7.73	0.0
1/1/2010 to 12/31/2010	$ 7.73	$ 8.47	0.0
Davis Value
5/20/2005 to 12/31/2005	$ 10.69	$ 11.69	9,403.1266
1/1/2006 to 12/31/2006	$ 11.69	$ 13.28	33,468.595
1/1/2007 to 12/31/2007	$ 13.28	$ 13.72	15,479.4
1/1/2008 to 12/31/2008	$ 13.72	$ 8.09	13,793.2
1/1/2009 to 12/31/2009	$ 8.09	$ 10.48	54,093.8
1/1/2010 to 12/31/2010	$ 10.48	$ 11.67	10,462.3
Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$ 10.78	$ 10.98	7,812.7402
1/1/2006 to 12/31/2006	$ 10.98	$ 12.62	23,423.5286
1/1/2007 to 12/31/2007	$ 12.62	$ 13.33	24,277.3
1/1/2008 to 12/31/2008	$ 13.33	$ 9.26	29,713.8
1/1/2009 to 12/31/2009	$ 9.26	$ 11.19	0.0
1/1/2010 to 12/31/2010	$ 11.19	$ 12.72	21,482.0
Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$ 10.11	$ 10.33	3,948.3051
1/1/2006 to 12/31/2006	$ 10.33	$ 10.77	32,404.913
1/1/2007 to 12/31/2007	$ 10.77	$ 10.82	3,211.8
1/1/2008 to 12/31/2008	$ 10.82	$ 7.79	3,036.8
1/1/2009 to 12/31/2009	$ 7.79	$ 11.12	2,880.3
1/1/2010 to 12/31/2010	$ 11.12	$ 12.00	2,804.2
Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$ 10.38	$ 10.54	21,680.9
1/1/2008 to 12/31/2008	$ 10.54	$ 6.78	19,332.0
1/1/2009 to 12/31/2009	$ 6.78	$ 7.92	44,544.6
1/1/2010 to 12/31/2010	$ 7.92	$ 9.04	64,221.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Federated Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.60	$ 10.91	0
1/1/2006 to 12/31/2006	$ 10.91	$ 12.53	0
1/1/2007 to 12/31/2007	$ 12.53	$ 13.59	23,804.9
1/1/2008 to 12/31/2008	$ 13.59	$ 9.48	29,013.5
1/1/2009 to 12/31/2009	$ 9.48	$ 10.62	34,936.0
1/1/2010 to 12/31/2010	$ 10.62	$ 11.87	0.0
Federated Kaufmann
5/20/2005 to 12/31/2005	$ 11.01	$ 12.55	1,356.223
1/1/2006 to 12/31/2006	$ 12.55	$ 14.23	1,381.8625
1/1/2007 to 12/31/2007	$ 14.23	$ 17.01	1,1047.1
1/1/2008 to 12/31/2008	$ 17.01	$ 9.78	9685.1
1/1/2009 to 12/31/2009	$ 9.78	$ 12.51	11,044.2
1/1/2010 to 12/31/2010	$ 12.51	$ 14.57	3,944.2
Templeton Foreign Securities
5/20/2005 to 12/31/2005	$ 11.04	$ 12.34	209.3342
1/1/2006 to 12/31/2006	$ 12.34	$ 14.81	4,689.8011
1/1/2007 to 12/31/2007	$ 14.81	$ 16.91	7,326.5
1/1/2008 to 12/31/2008	$ 16.91	$ 9.96	8,366.4
1/1/2009 to 12/31/2009	$ 9.96	$ 13.50	8,210.8
1/1/2010 to 12/31/2010	$ 13.50	$ 14.47	8,070.7
Templeton Growth Securities
5/20/2005 to 12/31/2005	$ 10.94	$ 11.94	2,710.9873
1/1/2006 to 12/31/2006	$ 11.94	$ 14.38	1,585.0241
1/1/2007 to 12/31/2007	$ 14.38	$ 14.55	1,583.0
1/1/2008 to 12/31/2008	$ 14.55	$ 8.29	1,578.4
1/1/2009 to 12/31/2009	$ 8.29	$ 10.75	0.0
1/1/2010 to 12/31/2010	$ 10.75	$ 11.41	0.0
Janus Aspen Forty
5/1/2007 to 12/31/2007	$ 10.60	$ 13.44	53,646.6
1/1/2008 to 12/31/2008	$ 13.44	$ 7.40	31,283.6
1/1/2009 to 12/31/2009	$ 7.40	$ 10.68	46,884.2
1/1/2010 to 12/31/2010	$ 10.68	$ 11.24	2,450.2
Janus Aspen – Enterprise
5/1/2007 to 12/31/2007	$ 10.59	$ 11.64	12,034.7
1/1/2008 to 12/31/2008	$ 11.64	$ 6.46	11,148.3
1/1/2009 to 12/31/2009	$ 6.46	$ 9.22	8,411.4
1/1/2010 to 12/31/2010	$ 9.22	$ 11.44	28.8
Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.64	$ 11.22	0
1/1/2006 to 12/31/2006	$ 11.22	$ 11.94	1,679.4289
1/1/2007 to 12/31/2007	$ 11.94	$ 13.44	1,677.3
1/1/2008 to 12/31/2008	$ 13.44	$ 7.22	1,672.4
1/1/2009 to 12/31/2009	$ 7.22	$ 10.29	0.0
1/1/2010 to 12/31/2010	$ 10.29	$ 11.10	0.0
Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$ 10.64	$ 11.33	0
1/1/2006 to 12/31/2006	$ 11.33	$ 12.86	0
1/1/2007 to 12/31/2007	$ 12.86	$ 13.24	0
1/1/2008 to 12/31/2008	$ 13.24	$ 8.03	0.0
1/1/2009 to 12/31/2009	$ 8.03	$ 10.16	0.0
1/1/2010 to 12/31/2010	$ 10.16	$ 11.64	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Oppenheimer Main Street Small - & Mid-Cap Fund®/VA(1)
5/20/2005 to 12/31/2005	$ 10.91	$ 12.38	5,147.5835
1/1/2006 to 12/31/2006	$ 12.38	$ 14.03	3,969.3156
1/1/2007 to 12/31/2007	$ 14.03	$ 13.67	7,666.4
1/1/2008 to 12/31/2008	$ 13.67	$ 8.38	7,538.9
1/1/2009 to 12/31/2009	$ 8.38	$ 11.34	6,946.8
1/1/2010 to 12/31/2010	$ 11.34	$ 13.80	6,363.4
Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$ 11.05	$ 11.98	0
1/1/2007 to 12/31/2007	$ 11.98	$ 16.87	758.8
1/1/2008 to 12/31/2008	$ 16.87	$ 6.95	1,086.0
1/1/2009 to 12/31/2009	$ 6.95	$ 11.96	9,630.9
1/1/2010 to 12/31/2010	$ 11.96	$ 13.67	1,958.0
Pioneer Fund VCT
5/20/2005 to 12/31/2005	$ 10.71	$ 11.39	5,424.9162
1/1/2006 to 12/31/2006	$ 11.39	$ 13.11	40,401.4787
1/1/2007 to 12/31/2007	$ 13.11	$ 13.58	218.3
1/1/2008 to 12/31/2008	$ 13.58	$ 8.81	216.3
1/1/2009 to 12/31/2009	$ 8.81	$ 10.88	232.9
1/1/2010 to 12/31/2010	$ 10.88	$ 12.44	233.9
Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$ 9.81	$ 10.34	651.4361
1/1/2006 to 12/31/2006	$ 10.34	$ 11.06	792.0581
1/1/2007 to 12/31/2007	$ 11.06	$ 11.54	2,109.9
1/1/2008 to 12/31/2008	$ 11.54	$ 7.33	1,924.0
1/1/2009 to 12/31/2009	$ 7.33	$ 11.61	6,833.4
1/1/2010 to 12/31/2010	$ 11.61	$ 13.50	1,699.6
Pioneer Real Estate Shares VCT
5/1/2008 to 12/31/2008	$ 11.61	$ 6.31	7,458.5
1/1/2009 to 12/31/2009	$ 6.31	$ 8.20	7,832.5
1/1/2010 to 12/31/2010	$ 8.20	$ 10.41	0.0
Pimco CommodityRealReturn® Strategy
5/20/2005 to 12/31/2005	$ 10.05	$ 11.44	2,316.6791
1/1/2006 to 12/31/2006	$ 11.44	$ 10.94	16,069.0591
1/1/2007 to 12/31/2007	$ 10.94	$ 13.32	18,515.6
1/1/2008 to 12/31/2008	$ 13.32	$ 7.39	15,870.4
1/1/2009 to 12/31/2009	$ 7.39	$ 10.33	12,643.6
1/1/2010 to 12/31/2010	$ 10.33	$ 12.71	10,455.7
PIMCO Low Duration
4/27/2007 to 12/31/2007	$ 10.03	$ 10.52	31.7
1/1/2008 to 12/31/2008	$ 10.52	$ 10.35	41.1
1/1/2009 to 12/31/2009	$ 10.35	$ 11.59	47.1
1/1/2010 to 12/31/2010	$ 11.59	$ 12.05	16,138.5
Pimco Real Return
5/20/2005 to 12/31/2005	$ 10.36	$ 10.32	2,488.1736
1/1/2006 to 12/31/2006	$ 10.32	$ 10.27	3,486.7734
1/1/2007 to 12/31/2007	$ 10.27	$ 11.22	32,367.3
1/1/2008 to 12/31/2008	$ 11.22	$ 10.30	32,627.7
1/1/2009 to 12/31/2009	$ 10.30	$ 12.04	22,830.0
1/1/2010 to 12/31/2010	$ 12.04	$ 12.86	22,345.8

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pimco Total Return
5/20/2005 to 12/31/2005	$ 10.22	$ 10.22	15,618.6307
1/1/2006 to 12/31/2006	$ 10.22	$ 10.48	78,362.4794
1/1/2007 to 12/31/2007	$ 10.48	$ 11.26	94,760.2
1/1/2008 to 12/31/2008	$ 11.26	$ 11.65	124,157.1
1/1/2009 to 12/31/2009	$ 11.65	$ 13.13	109,842.3
1/1/2010 to 12/31/2010	$ 13.13	$ 14.02	88,634.5
Transamerica AllianceBernstein Dynamic Allocation VP(2)
5/1/2008 to 12/31/2008	$ 10.49	$ 6.78	0.0
1/1/2009 to 12/31/2009	$ 6.78	$ 8.78	0.0
1/1/2010 to 12/31/2010	$ 8.78	$ 9.47	0.0
Transamerica WMC Diversified Growth VP
5/1/2008 to 12/31/2008	$ 10.84	$ 6.16	0.0
1/1/2009 to 12/31/2009	$ 6.16	$ 7.84	0.0
1/1/2010 to 12/31/2010	$ 7.84	$ 9.10	78,465.7
Transamerica Morgan Stanley Growth Opportunities VP(3)
5/1/2008 to 12/31/2008	$ 10.69	$ 6.75	0.0
1/1/2009 to 12/31/2009	$ 6.75	$ 9.10	756.4
1/1/2010 to 12/31/2010	$ 9.10	$ 12.15	22,726.5
Transamerica Systematic Small/Mid Cap Value VP(4)
5/1/2008 to 12/31/2008	$ 10.42	$ 6.11	76.9
1/1/2009 to 12/31/2009	$ 6.11	$ 8.63	0.0
1/1/2010 to 12/31/2010	$ 8.63	$ 11.08	7,701.0
Invesco Van Kampen V.I. Comstock Fund(5)
5/20/2005 to 12/31/2005	$ 10.77	$ 11.24	8,345.9052
1/1/2006 to 12/31/2006	$ 11.24	$ 12.91	6,055.6846
1/1/2007 to 12/31/2007	$ 12.91	$ 12.49	6,374.8
1/1/2008 to 12/31/2008	$ 12.49	$ 7.93	4,779.7
1/1/2009 to 12/31/2009	$ 7.93	$ 10.09	4,887.7
1/1/2010 to 12/31/2010	$ 10.09	$ 11.56	49,815.6
Wanger International
4/27/2007 to 12/31/2007	$ 10.75	$ 11.28	280.9
1/1/2008 to 12/31/2008	$ 11.28	$ 6.06	372.6
1/1/2009 to 12/31/2009	$ 6.06	$ 8.97	303.9
1/1/2010 to 12/31/2010	$ 8.97	$ 11.06	22,945.1
Wanger USA
5/20/2005 to 12/31/2005	$ 11.16	$ 12.54	4,560.2064
1/1/2006 to 12/31/2006	$ 12.54	$ 13.36	21,993.1964
1/1/2007 to 12/31/2007	$ 13.36	$ 13.91	2,163.5
1/1/2008 to 12/31/2008	$ 13.91	$ 8.28	8,545.6
1/1/2009 to 12/31/2009	$ 8.28	$ 11.64	6,963.4
1/1/2010 to 12/31/2010	$ 11.64	$ 14.18	6,368.2

Class L

(if you purchased your policy prior to June 23, 2008)

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco V.I. Basic Value
5/20/2005 to 12/31/2005	$ 10.79	$ 11.53	0
1/1/2006 to 12/31/2006	$ 11.53	$ 12.86	295.0888
1/1/2007 to 12/31/2007	$ 12.86	$ 12.87	295.9
1/1/2008 to 12/31/2008	$ 12.87	$ 6.12	0
1/1/2009 to 12/31/2009	$ 6.12	$ 8.92	0.0
1/1/2010 to 12/31/2010	$ 8.92	$ 9.44	0.0
Invesco V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$ 10.68	$ 11.43	0
1/1/2006 to 12/31/2006	$ 11.43	$ 12.53	6,495.0781
1/1/2007 to 12/31/2007	$ 12.53	$ 13.53	6,437.6
1/1/2008 to 12/31/2008	$ 13.53	$ 9.53	6,479.0
1/1/2009 to 12/31/2009	$ 9.53	$ 12.24	30,376.7
1/1/2010 to 12/31/2010	$ 12.24	$ 13.76	8,250.1
AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$ 10.54	$ 10.45	2,666.7
1/1/2008 to 12/31/2008	$ 10.45	$ 4.82	4,297.7
1/1/2009 to 12/31/2009	$ 4.82	$ 6.40	4,137.4
1/1/2010 to 12/31/2010	$ 6.40	$ 6.60	11,221.3
AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$ 10.78	$ 11.72	30,969.0803
1/1/2006 to 12/31/2006	$ 11.72	$ 13.22	56,378.661
1/1/2007 to 12/31/2007	$ 13.22	$ 13.25	15,391.2
1/1/2008 to 12/31/2008	$ 13.25	$ 8.41	15,890.1
1/1/2009 to 12/31/2009	$ 8.41	$ 11.84	3,734.3
1/1/2010 to 12/31/2010	$ 11.84	$ 14.81	3,306.7
AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$ 10.78	$ 11.38	0
1/1/2006 to 12/31/2006	$ 11.38	$ 13.60	738.0985
1/1/2007 to 12/31/2007	$ 13.60	$ 12.88	5,263.0
1/1/2008 to 12/31/2008	$ 12.88	$ 7.51	5,125.5
1/1/2009 to 12/31/2009	$ 7.51	$ 8.96	5,188.4
1/1/2010 to 12/31/2010	$ 8.96	$ 9.88	5,189.0
American Century VP Ultra
5/20/2005 to 12/31/2005	$ 10.49	$ 11.04	0
1/1/2006 to 12/31/2006	$ 11.04	$ 10.53	0
1/1/2007 to 12/31/2007	$ 10.53	$ 12.56	0
1/1/2008 to 12/31/2008	$ 12.56	$ 7.24	0
1/1/2009 to 12/31/2009	$ 7.24	$ 9.60	0.0
1/1/2010 to 12/31/2010	$ 9.60	$ 10.98	0.0
AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$ 10.37	$ 11.26	4,557.3681
1/1/2006 to 12/31/2006	$ 11.26	$ 12.71	7,240.1957
1/1/2007 to 12/31/2007	$ 12.71	$ 13.32	8,165.6
1/1/2008 to 12/31/2008	$ 13.32	$ 9.24	9,480.0
1/1/2009 to 12/31/2009	$ 9.24	$ 11.28	9,205.8
1/1/2010 to 12/31/2010	$ 11.28	$ 12.49	9,010.1

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AFIS Bond Fund
5/20/2005 to 12/31/2005	$ 10.00	$ 10.16	26,117.2627
1/1/2006 to 12/31/2006	$ 10.16	$ 10.70	117,405.3166
1/1/2007 to 12/31/2007	$ 10.70	$ 10.88	147,896.0
1/1/2008 to 12/31/2008	$ 10.88	$ 9.70	108,897.5
1/1/2009 to 12/31/2009	$ 9.70	$ 10.75	95,849.3
1/1/2010 to 12/31/2010	$ 10.75	$ 11.27	28,940.9
AFIS Growth Fund
5/20/2005 to 12/31/2005	$ 10.92	$ 12.60	88,411.7247
1/1/2006 to 12/31/2006	$ 12.60	$ 13.67	172,370.9926
1/1/2007 to 12/31/2007	$ 13.67	$ 15.11	115,016.3
1/1/2008 to 12/31/2008	$ 15.11	$ 8.33	166,346.8
1/1/2009 to 12/31/2009	$ 8.33	$ 11.43	57,312.0
1/1/2010 to 12/31/2010	$ 11.43	$ 13.35	59,043.1
AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$ 10.55	$ 11.22	9,606.7896
1/1/2006 to 12/31/2006	$ 11.22	$ 12.73	15,099.8607
1/1/2007 to 12/31/2007	$ 12.73	$ 13.15	18,641.9
1/1/2008 to 12/31/2008	$ 13.15	$ 8.05	18,781.4
1/1/2009 to 12/31/2009	$ 8.05	$ 10.39	23,073.3
1/1/2010 to 12/31/2010	$ 10.39	$ 11.40	23,071.6
AFIS International Fund
5/20/2005 to 12/31/2005	$ 10.97	$ 13.42	47,233.4141
1/1/2006 to 12/31/2006	$ 13.42	$ 15.71	102,190.2964
1/1/2007 to 12/31/2007	$ 15.71	$ 18.56	145,259.4
1/1/2008 to 12/31/2008	$ 18.56	$ 10.57	151,303.0
1/1/2009 to 12/31/2009	$ 10.57	$ 14.88	173,703.8
1/1/2010 to 12/31/2010	$ 14.88	$ 15.71	157,295.4
BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$ 10.42	$ 11.02	0
1/1/2006 to 12/31/2006	$ 11.02	$ 13.24	0
1/1/2007 to 12/31/2007	$ 13.24	$ 13.28	43,008.7
1/1/2008 to 12/31/2008	$ 13.28	$ 8.28	35,864.8
1/1/2009 to 12/31/2009	$ 8.28	$ 10.70	83,973.5
1/1/2010 to 12/31/2010	$ 10.70	$ 11.90	9,904.6
BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$ 10.12	$ 10.13	2,145.9037
1/1/2006 to 12/31/2006	$ 10.13	$ 10.43	3,627.8293
1/1/2007 to 12/31/2007	$ 10.43	$ 10.65	13,434.4
1/1/2008 to 12/31/2008	$ 10.65	$ 9.22	11,501.3
1/1/2009 to 12/31/2009	$ 9.22	$ 10.72	11,170.7
1/1/2010 to 12/31/2010	$ 10.72	$ 11.58	10,700.3
BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$ 10.02	$ 10.12	0
1/1/2006 to 12/31/2006	$ 10.12	$ 10.43	2,895.8557
1/1/2007 to 12/31/2007	$ 10.43	$ 10.78	5,209.4
1/1/2008 to 12/31/2008	$ 10.78	$ 10.89	22,013.8
1/1/2009 to 12/31/2009	$ 10.89	$ 10.75	17,194.4
1/1/2010 to 12/31/2010	$ 10.75	$ 10.60	11,117.3

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Capital Appreciation V.I.
5/20/2005 to 12/31/2005	$ 10.61	$ 11.45	0
1/1/2006 to 12/31/2006	$ 11.45	$ 11.80	0
1/1/2007 to 12/31/2007	$ 11.80	$ 13.85	85,218.0
1/1/2008 to 12/31/2008	$ 13.85	$ 8.35	100,510.4
1/1/2009 to 12/31/2009	$ 8.35	$ 11.19	97,441.10
1/1/2010 to 12/31/2010	$ 11.19	$ 13.19	120,331.9
BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$ 10.73	$ 11.88	0
1/1/2006 to 12/31/2006	$ 11.88	$ 13.64	19,845.3459
1/1/2007 to 12/31/2007	$ 13.64	$ 15.73	33,741.2
1/1/2008 to 12/31/2008	$ 15.73	$ 12.49	58,716.6
1/1/2009 to 12/31/2009	$ 12.49	$ 14.93	93,020.4
1/1/2010 to 12/31/2010	$ 14.93	$ 16.19	102,527.8
BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$ 10.18	$ 10.23	0
1/1/2006 to 12/31/2006	$ 10.23	$ 10.48	0
1/1/2007 to 12/31/2007	$ 10.48	$ 10.75	0
1/1/2008 to 12/31/2008	$ 10.75	$ 11.42	13,608.4
1/1/2009 to 12/31/2009	$ 11.42	$ 11.05	14,198.9
1/1/2010 to 12/31/2010	$ 11.05	$ 11.85	13,867.8
BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$ 9.94	$ 10.41	0
1/1/2006 to 12/31/2006	$ 10.41	$ 11.24	0
1/1/2007 to 12/31/2007	$ 11.24	$ 11.34	4,300.1
1/1/2008 to 12/31/2008	$ 11.34	$ 7.92	5,349.7
1/1/2009 to 12/31/2009	$ 7.92	$ 12.22	5,158.8
1/1/2010 to 12/31/2010	$ 12.22	$ 13.90	19,231.0
BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$ 10.68	$ 11.20	0
1/1/2006 to 12/31/2006	$ 11.20	$ 12.75	3,326.4522
1/1/2007 to 12/31/2007	$ 12.75	$ 13.25	3,303.0
1/1/2008 to 12/31/2008	$ 13.25	$ 8.20	9,318.9
1/1/2009 to 12/31/2009	$ 8.20	$ 10.19	9,146.1
1/1/2010 to 12/31/2010	$ 10.19	$ 11.53	9,043.0
BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$ 11.17	$ 12.72	0
1/1/2006 to 12/31/2006	$ 12.72	$ 16.03	5,315.125
1/1/2007 to 12/31/2007	$ 16.03	$ 17.43	5,732.7
1/1/2008 to 12/31/2008	$ 17.43	$ 9.88	8,748.7
1/1/2009 to 12/31/2009	$ 9.88	$ 12.66	7,619.3
1/1/2010 to 12/31/2010	$ 12.66	$ 13.29	5,047.8
BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$ 11.23	$ 12.54	0
1/1/2006 to 12/31/2006	$ 12.54	$ 14.18	15,378.469
1/1/2007 to 12/31/2007	$ 14.18	$ 15.14	19,323.5
1/1/2008 to 12/31/2008	$ 15.14	$ 9.14	26,237.2
1/1/2009 to 12/31/2009	$ 9.14	$ 11.04	23,781.9
1/1/2010 to 12/31/2010	$ 11.04	$ 11.87	23,618.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$ 11.09	$ 12.22	5,668.3135
1/1/2006 to 12/31/2006	$ 12.22	$ 12.91	5,786.5547
1/1/2007 to 12/31/2007	$ 12.91	$ 13.79	9,107.5
1/1/2008 to 12/31/2008	$ 13.79	$ 8.06	11,150.1
1/1/2009 to 12/31/2009	$ 8.06	$ 10.07	104,092.2
1/1/2010 to 12/31/2010	$ 10.07	$ 11.47	5,650.5
BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$ 11.31	$ 12.88	32,551.1816
1/1/2006 to 12/31/2006	$ 12.88	$ 14.73	17,280.7855
1/1/2007 to 12/31/2007	$ 14.73	$ 15.37	22,661.1
1/1/2008 to 12/31/2008	$ 15.37	$ 9.51	26,749.8
1/1/2009 to 12/31/2009	$ 9.51	$ 10.71	23,163.6
1/1/2010 to 12/31/2010	$ 10.71	$ 11.47	24,615.0
BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$ 10.44	$ 12.04	0
1/1/2006 to 12/31/2006	$ 12.04	$ 13.38	2,144.8881
1/1/2007 to 12/31/2007	$ 13.38	$ 13.07	2,279.3
1/1/2008 to 12/31/2008	$ 13.07	$ 7.72	1,324.8
1/1/2009 to 12/31/2009	$ 7.72	$ 9.77	1,618.6
1/1/2010 to 12/31/2010	$ 9.77	$ 12.40	4,552.6
BlackRock Global Opportunities V.I.
5/1/2008 to 12/31/2008	$ 10.10	$ 5.78	0
1/1/2009 to 12/31/2009	$ 5.78	$ 7.71	5,875.7
1/1/2010 to 12/31/2010	$ 7.71	$ 8.43	3,266.5
Davis Value
5/20/2005 to 12/31/2005	$ 10.68	$ 11.66	8,520.4786
1/1/2006 to 12/31/2006	$ 11.66	$ 13.22	73,036.6398
1/1/2007 to 12/31/2007	$ 13.22	$ 13.64	18,642.6
1/1/2008 to 12/31/2008	$ 13.64	$ 8.02	32,071.7
1/1/2009 to 12/31/2009	$ 8.02	$ 10.37	116,876.5
1/1/2010 to 12/31/2010	$ 10.37	$ 11.52	40,678.0
Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$ 10.77	$ 10.96	52,281.5867
1/1/2006 to 12/31/2006	$ 10.96	$ 12.56	60,933.592
1/1/2007 to 12/31/2007	$ 12.56	$ 13.24	69,699.0
1/1/2008 to 12/31/2008	$ 13.24	$ 9.18	80,694.5
1/1/2009 to 12/31/2009	$ 9.18	$ 11.07	1,108.3
1/1/2010 to 12/31/2010	$ 11.07	$ 12.57	49,085.2
Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$ 10.10	$ 10.30	25,193.4261
1/1/2006 to 12/31/2006	$ 10.30	$ 10.72	68,594.7521
1/1/2007 to 12/31/2007	$ 10.72	$ 10.75	495.8
1/1/2008 to 12/31/2008	$ 10.75	$ 7.72	5,534.7
1/1/2009 to 12/31/2009	$ 7.72	$ 11.00	9,362.7
1/1/2010 to 12/31/2010	$ 11.00	$ 11.85	22,793.9
Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$ 10.38	$ 10.52	53,994.5
1/1/2008 to 12/31/2008	$ 10.52	$ 6.75	43,661.7
1/1/2009 to 12/31/2009	$ 6.75	$ 7.88	112,525.2
1/1/2010 to 12/31/2010	$ 7.88	$ 8.97	156,505.3

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Federated Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.59	$ 10.89	0
1/1/2006 to 12/31/2006	$ 10.89	$ 12.47	0
1/1/2007 to 12/31/2007	$ 12.47	$ 13.50	67,544.6
1/1/2008 to 12/31/2008	$ 13.50	$ 9.40	77,982.5
1/1/2009 to 12/31/2009	$ 9.40	$ 10.51	90,401.8
1/1/2010 to 12/31/2010	$ 10.51	$ 11.72	2,120.7
Federated Kaufmann
5/20/2005 to 12/31/2005	$ 10.99	$ 12.51	0
1/1/2006 to 12/31/2006	$ 12.51	$ 14.17	2,016.3656
1/1/2007 to 12/31/2007	$ 14.17	$ 16.90	24,859.6
1/1/2008 to 12/31/2008	$ 16.90	$ 9.70	17,391.9
1/1/2009 to 12/31/2009	$ 9.70	$ 12.37	16,105.0
1/1/2010 to 12/31/2010	$ 12.37	$ 14.39	5,351.3
Templeton Foreign Securities
5/20/2005 to 12/31/2005	$ 11.03	$ 12.31	10,661.7811
1/1/2006 to 12/31/2006	$ 12.31	$ 14.75	14,080.8818
1/1/2007 to 12/31/2007	$ 14.75	$ 16.80	16,608.9
1/1/2008 to 12/31/2008	$ 16.80	$ 9.88	17,792.0
1/1/2009 to 12/31/2009	$ 9.88	$ 13.36	20,171.3
1/1/2010 to 12/31/2010	$ 13.36	$ 14.29	23,387.1
Templeton Growth Securities
5/20/2005 to 12/31/2005	$ 10.92	$ 11.91	19,735.5289
1/1/2006 to 12/31/2006	$ 11.91	$ 14.32	2,124.7392
1/1/2007 to 12/31/2007	$ 14.32	$ 14.45	3,666.8
1/1/2008 to 12/31/2008	$ 14.45	$ 8.22	4,626.3
1/1/2009 to 12/31/2009	$ 8.22	$ 10.64	3,084.6
1/1/2010 to 12/31/2010	$ 10.64	$ 11.27	5,477.4
Janus Aspen Forty
5/1/2007 to 12/31/2007	$ 10.60	$ 13.42	162,719.0
1/1/2008 to 12/31/2008	$ 13.42	$ 7.37	72,101.3
1/1/2009 to 12/31/2009	$ 7.37	$ 10.62	109,243.1
1/1/2010 to 12/31/2010	$ 10.62	$ 11.16	7,410.1
Janus Aspen - Enterprise
5/1/2007 to 12/31/2007	$ 10.58	$ 11.62	34,204.2
1/1/2008 to 12/31/2008	$ 11.62	$ 6.44	24,411.5
1/1/2009 to 12/31/2009	$ 6.44	$ 9.17	19,327.6
1/1/2010 to 12/31/2010	$ 9.17	$ 11.36	3,919.0
Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.63	$ 11.19	0
1/1/2006 to 12/31/2006	$ 11.19	$ 11.89	0
1/1/2007 to 12/31/2007	$ 11.89	$ 13.35	758.1
1/1/2008 to 12/31/2008	$ 13.35	$ 7.16	4,225.4
1/1/2009 to 12/31/2009	$ 7.16	$ 10.18	4,206.1
1/1/2010 to 12/31/2010	$ 10.18	$ 10.96	4,198.3
Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$ 10.63	$ 11.30	0
1/1/2006 to 12/31/2006	$ 11.30	$ 12.80	2,084.0163
1/1/2007 to 12/31/2007	$ 12.80	$ 13.15	2,069.2
1/1/2008 to 12/31/2008	$ 13.15	$ 7.96	2,049.9
1/1/2009 to 12/31/2009	$ 7.96	$ 10.05	0.0
1/1/2010 to 12/31/2010	$ 10.05	$ 11.49	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Oppenheimer Main Street Small - & Mid-Cap Fund®/VA(1)
5/20/2005 to 12/31/2005	$ 10.89	$ 12.35	8,344.1995
1/1/2006 to 12/31/2006	$ 12.35	$ 13.97	2,291.2785
1/1/2007 to 12/31/2007	$ 13.97	$ 13.59	3,412.5
1/1/2008 to 12/31/2008	$ 13.59	$ 8.31	3,101.5
1/1/2009 to 12/31/2009	$ 8.31	$ 11.22	2,248.1
1/1/2010 to 12/31/2010	$ 11.22	$ 13.63	2,154.6
Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$ 11.05	$ 11.96	0
1/1/2007 to 12/31/2007	$ 11.96	$ 16.81	872.2
1/1/2008 to 12/31/2008	$ 16.81	$ 6.91	6,051.7
1/1/2009 to 12/31/2009	$ 6.91	$ 11.87	25,193.9
1/1/2010 to 12/31/2010	$ 11.87	$ 13.54	5,358.5
Pioneer Fund VCT
5/20/2005 to 12/31/2005	$ 10.69	$ 11.37	33,232.741
1/1/2006 to 12/31/2006	$ 11.37	$ 13.05	110,924.5449
1/1/2007 to 12/31/2007	$ 13.05	$ 13.49	1,895.2
1/1/2008 to 12/31/2008	$ 13.49	$ 8.73	936.1
1/1/2009 to 12/31/2009	$ 8.73	$ 10.76	1,025.1
1/1/2010 to 12/31/2010	$ 10.76	$ 12.29	1,021.7
Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$ 9.80	$ 10.31	3,837.8104
1/1/2006 to 12/31/2006	$ 10.31	$ 11.01	0
1/1/2007 to 12/31/2007	$ 11.01	$ 11.46	2,381.8
1/1/2008 to 12/31/2008	$ 11.46	$ 7.27	9,156.8
1/1/2009 to 12/31/2009	$ 7.27	$ 11.48	27,050.0
1/1/2010 to 12/31/2010	$ 11.48	$ 13.33	12,868.3
Pioneer Real Estate Shares VCT
5/1/2008 to 12//31/2008	$ 11.61	$ 6.30	18,464.6
1/1/2009 to 12/31/2009	$ 6.30	$ 8.17	17,132.0
1/1/2010 to 12/31/2010	$ 8.17	$ 10.35	342.2
Pimco CommodityRealReturn® Strategy
5/20/2005 to 12/31/2005	$ 10.03	$ 11.41	16,397.434
1/1/2006 to 12/31/2006	$ 11.41	$ 10.89	48,499.7943
1/1/2007 to 12/31/2007	$ 10.89	$ 13.23	56,230.5
1/1/2008 to 12/31/2008	$ 13.23	$ 7.33	49,029.1
1/1/2009 to 12/31/2009	$ 7.33	$ 10.23	35,959.9
1/1/2010 to 12/31/2010	$ 10.23	$ 12.55	29,919.2
PIMCO Low Duration
4/27/2007 to 12/31/2007	$ 10.03	$ 10.51	17,288.8
1/1/2008 to 12/31/2008	$ 10.51	$ 10.31	18,739.2
1/1/2009 to 12/31/2009	$ 10.31	$ 11.52	29,850.6
1/1/2010 to 12/31/2010	$ 11.52	$ 11.96	40,905.4
Pimco Real Return
5/20/2005 to 12/31/2005	$ 10.35	$ 10.30	18,179.7175
1/1/2006 to 12/31/2006	$ 10.30	$ 10.22	22,981.8344
1/1/2007 to 12/31/2007	$ 10.22	$ 11.15	103,682.1
1/1/2008 to 12/31/2008	$ 11.15	$ 10.21	119,644.8
1/1/2009 to 12/31/2009	$ 10.21	$ 11.92	86,946.9
1/1/2010 to 12/31/2010	$ 11.92	$ 12.70	88,028.2

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pimco Total Return
5/20/2005 to 12/31/2005	$ 10.21	$ 10.20	100,771.0972
1/1/2006 to 12/31/2006	$ 10.20	$ 10.44	199,183.6692
1/1/2007 to 12/31/2007	$ 10.44	$ 11.19	276,412.3
1/1/2008 to 12/31/2008	$ 11.19	$ 11.56	390,786.1
1/1/2009 to 12/31/2009	$ 11.56	$ 12.99	334,401.9
1/1/2010 to 12/31/2010	$ 12.99	$ 13.85	241,198.0
Transamerica AllianceBernstein Dynamic Allocation VP(2)
5/1/2008 to 12/31/2008	$ 10.49	$ 6.77	0
1/1/2009 to 12/31/2009	$ 6.77	$ 8.75	0.0
1/1/2010 to 12/31/2010	$ 8.75	$ 9.42	0.0
Transamerica WMC Diversified Growth VP
5/1/2008 to 12/31/2008	$ 10.83	$ 6.15	0
1/1/2009 to 12/31/2009	$ 6.15	$ 7.81	0.0
1/1/2010 to 12/31/2010	$ 7.81	$ 9.05	179,497.9
Transamerica Morgan Stanley Growth Opportunities VP(3)
5/1/2008 to 12/31/2008	$ 10.69	$ 6.74	0
1/1/2009 to 12/31/2009	$ 6.74	$ 9.06	0.0
1/1/2010 to 12/31/2010	$ 9.06	$ 12.09	50,357.0
Transamerica Systematic Small/Mid Cap Value VP(4)
5/1/2008 to 12/31/2008	$ 10.41	$ 6.10	0
1/1/2009 to 12/31/2009	$ 6.10	$ 8.59	3406.7
1/1/2010 to 12/31/2010	$ 8.59	$ 11.02	21,439.0
Invesco Van Kampen V.I. Comstock Fund(5)
5/20/2005 to 12/31/2005	$ 10.75	$ 11.21	54,866.3982
1/1/2006 to 12/31/2006	$ 11.21	$ 12.85	17,994.656
1/1/2007 to 12/31/2007	$ 12.85	$ 12.41	22,304.1
1/1/2008 to 12/31/2008	$ 12.41	$ 7.87	19,954.1
1/1/2009 to 12/31/2009	$ 7.87	$ 9.98	17,621.6
1/1/2010 to 12/31/2010	$ 9.98	$ 11.41	137,814.9
Wanger International
4/27/2007 to 12/31/2007	$ 10.74	$ 11.26	12,416.6
1/1/2008 to 12/31/2008	$ 11.26	$ 6.04	12,972.8
1/1/2009 to 12/31/2009	$ 6.04	$ 8.92	12,529.2
1/1/2010 to 12/31/2010	$ 8.92	$ 10.98	52,323.0
Wanger USA
5/20/2005 to 12/31/2005	$ 11.15	$ 12.51	18,157.089
1/1/2006 to 12/31/2006	$ 12.51	$ 13.30	52,845.9781
1/1/2007 to 12/31/2007	$ 13.30	$ 13.82	3,256.9
1/1/2008 to 12/31/2008	$ 13.82	$ 8.21	19,738.0
1/1/2009 to 12/31/2009	$ 8.21	$ 11.51	13,959.4
1/1/2010 to 12/31/2010	$ 11.51	$ 14.00	15,352.8

Class C

(if you purchased your policy prior to June 23, 2008)

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco V.I. Basic Value
5/20/2005 to 12/31/2005	$ 10.78	$ 11.51	0
1/1/2006 to 12/31/2006	$ 11.51	$ 12.82	0
1/1/2007 to 12/31/2007	$ 12.82	$ 12.81	0
1/1/2008 to 12/31/2008	$ 12.81	$ 6.08	0
1/1/2009 to 12/31/2009	$ 6.08	$ 8.85	0.0
1/1/2010 to 12/31/2010	$ 8.85	$ 9.36	0.0
Invesco V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$ 10.67	$ 11.41	0
1/1/2006 to 12/31/2006	$ 11.41	$ 12.49	0
1/1/2007 to 12/31/2007	$ 12.49	$ 13.47	412.4
1/1/2008 to 12/31/2008	$ 13.47	$ 9.47	485.8
1/1/2009 to 12/31/2009	$ 9.47	$ 12.14	2,613.4
1/1/2010 to 12/31/2010	$ 12.14	$ 13.63	1,677.3
AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$ 10.55	$ 10.44	367.7
1/1/2008 to 12/31/2008	$ 10.44	$ 4.81	1,130.2
1/1/2009 to 12/31/2009	$ 4.81	$ 6.37	1,088.8
1/1/2010 to 12/31/2010	$ 6.37	$ 6.56	1,214.5
AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$ 10.77	$ 11.70	2,993.7633
1/1/2006 to 12/31/2006	$ 11.70	$ 13.17	3,587.0069
1/1/2007 to 12/31/2007	$ 13.17	$ 13.18	1,854.8
1/1/2008 to 12/31/2008	$ 13.18	$ 8.36	1,275.5
1/1/2009 to 12/31/2009	$ 8.36	$ 11.75	0.0
1/1/2010 to 12/31/2010	$ 11.75	$ 14.68	811.1
AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$ 10.77	$ 11.35	0
1/1/2006 to 12/31/2006	$ 11.35	$ 13.56	0
1/1/2007 to 12/31/2007	$ 13.56	$ 12.81	919.6
1/1/2008 to 12/31/2008	$ 12.81	$ 7.46	885.7
1/1/2009 to 12/31/2009	$ 7.46	$ 8.89	0.0
1/1/2010 to 12/31/2010	$ 8.89	$ 9.79	0.0
American Century VP Ultra
5/20/2005 to 12/31/2005	$ 10.48	$ 11.02	0
1/1/2006 to 12/31/2006	$ 11.02	$ 10.49	0
1/1/2007 to 12/31/2007	$ 10.49	$ 12.50	0
1/1/2008 to 12/31/2008	$ 12.50	$ 7.20	0
1/1/2009 to 12/31/2009	$ 7.20	$ 9.52	0.0
1/1/2010 to 12/31/2010	$ 9.52	$ 10.88	0.0
AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$ 10.36	$ 11.24	0
1/1/2006 to 12/31/2006	$ 11.24	$ 12.67	4,376.2567
1/1/2007 to 12/31/2007	$ 12.67	$ 13.26	4,451.0
1/1/2008 to 12/31/2008	$ 13.26	$ 9.18	7,346.8
1/1/2009 to 12/31/2009	$ 9.18	$ 11.19	7,438.9
1/1/2010 to 12/31/2010	$ 11.19	$ 12.37	4,659.8

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AFIS Bond Fund
5/20/2005 to 12/31/2005	$ 9.94	$ 10.14	6,445.4548
1/1/2006 to 12/31/2006	$ 10.14	$ 10.66	16,967.2009
1/1/2007 to 12/31/2007	$ 10.66	$ 10.83	15,813.9
1/1/2008 to 12/31/2008	$ 10.83	$ 9.64	11,822.4
1/1/2009 to 12/31/2009	$ 9.64	$ 10.67	9,486.0
1/1/2010 to 12/31/2010	$ 10.67	$ 11.16	3,066.7
AFIS Growth Fund
5/20/2005 to 12/31/2005	$ 10.91	$ 12.58	4,239.3245
1/1/2006 to 12/31/2006	$ 12.58	$ 13.62	10,413.263
1/1/2007 to 12/31/2007	$ 13.62	$ 15.04	8,288.8
1/1/2008 to 12/31/2008	$ 15.04	$ 8.28	15,327.6
1/1/2009 to 12/31/2009	$ 8.28	$ 11.34	4,686.6
1/1/2010 to 12/31/2010	$ 11.34	$ 13.23	3,975.7
AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$ 10.54	$ 11.20	0
1/1/2006 to 12/31/2006	$ 11.20	$ 12.68	0
1/1/2007 to 12/31/2007	$ 12.68	$ 13.09	4,955.7
1/1/2008 to 12/31/2008	$ 13.09	$ 7.99	965.0
1/1/2009 to 12/31/2009	$ 7.99	$ 10.31	0.0
1/1/2010 to 12/31/2010	$ 10.31	$ 11.29	0.0
AFIS International Fund
5/20/2005 to 12/31/2005	$ 10.96	$ 13.39	1,825.0977
1/1/2006 to 12/31/2006	$ 13.39	$ 15.66	6,522.999
1/1/2007 to 12/31/2007	$ 15.66	$ 18.47	11,717.6
1/1/2008 to 12/31/2008	$ 18.47	$ 10.50	15,634.8
1/1/2009 to 12/31/2009	$ 10.50	$ 14.77	17,605.3
1/1/2010 to 12/31/2010	$ 14.77	$ 15.56	15,567.3
BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$ 10.41	$ 11.00	0
1/1/2006 to 12/31/2006	$ 11.00	$ 13.19	0
1/1/2007 to 12/31/2007	$ 13.19	$ 13.22	4,525.3
1/1/2008 to 12/31/2008	$ 13.22	$ 8.23	4,967.2
1/1/2009 to 12/31/2009	$ 8.23	$ 10.62	9,405.4
1/1/2010 to 12/31/2010	$ 10.62	$ 11.79	458.2
BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$ 10.11	$ 10.12	0
1/1/2006 to 12/31/2006	$ 10.12	10.39	0
1/1/2007 to 12/31/2007	$ 10.39	$ 10.60	293.3
1/1/2008 to 12/31/2008	$ 10.60	$ 9.17	2,381.8
1/1/2009 to 12/31/2009	$ 9.17	$ 10.63	2,564.1
1/1/2010 to 12/31/2010	$ 10.63	$ 11.47	6,132.0
BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$ 10.01	$ 10.10	0
1/1/2006 to 12/31/2006	$ 10.10	$ 10.39	6,995.4939
1/1/2007 to 12/31/2007	$ 10.39	$ 10.73	7,914.3
1/1/2008 to 12/31/2008	$ 10.73	$ 10.82	7,693.9
1/1/2009 to 12/31/2009	$ 10.82	$ 10.67	7,977.6
1/1/2010 to 12/31/2010	$ 10.67	$ 10.50	10,747.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Capital Appreciation V.I.
5/20/2005 to 12/31/2005	$ 10.60	$ 11.43	0
1/1/2006 to 12/31/2006	$ 11.43	$ 11.76	0
1/1/2007 to 12/31/2007	$ 11.76	$ 13.78	7,376.4
1/1/2008 to 12/31/2008	$ 13.78	$ 8.30	10,826.8
1/1/2009 to 12/31/2009	$ 8.30	$ 11.10	10,704.0
1/1/2010 to 12/31/2010	$ 11.10	$ 13.06	12,613.5
BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$ 10.72	$ 11.86	0
1/1/2006 to 12/31/2006	$ 11.86	$ 13.60	18,038.9956
1/1/2007 to 12/31/2007	$ 13.60	$ 15.66	20,161.2
1/1/2008 to 12/31/2008	$ 15.66	$ 12.42	24,609.4
1/1/2009 to 12/31/2009	$ 12.42	$ 14.81	67,811.0
1/1/2010 to 12/31/2010	$ 14.81	$ 16.04	70,785.7
BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$ 10.17	$ 10.21	0
1/1/2006 to 12/31/2006	$ 10.21	$ 10.44	0
1/1/2007 to 12/31/2007	$ 10.44	$ 10.69	0
1/1/2008 to 12/31/2008	$ 10.69	$ 11.34	0
1/1/2009 to 12/31/2009	$ 11.34	$ 10.96	5,562.9
1/1/2010 to 12/31/2010	$ 10.96	$ 11.74	8,292.7
BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$ 9.93	$ 10.39	0
1/1/2006 to 12/31/2006	$ 10.39	$ 11.20	0
1/1/2007 to 12/31/2007	$ 11.20	$ 11.29	110.7
1/1/2008 to 12/31/2008	$ 11.29	$ 7.87	144.3
1/1/2009 to 12/31/2009	$ 7.87	$ 12.12	6,114.9
1/1/2010 to 12/31/2010	$ 12.12	$ 13.77	7,480.7
BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$ 10.67	$ 11.18	0
1/1/2006 to 12/31/2006	$ 11.18	$ 12.71	0
1/1/2007 to 12/31/2007	$ 12.71	$ 13.18	0
1/1/2008 to 12/31/2008	$ 13.18	$ 8.14	4,698.6
1/1/2009 to 12/31/2009	$ 8.14	$ 10.11	5,734.7
1/1/2010 to 12/31/2010	$ 10.11	$ 11.42	5,719.3
BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$ 11.16	$ 12.69	2,263.346
1/1/2006 to 12/31/2006	$ 12.69	$ 15.98	2,138.1477
1/1/2007 to 12/31/2007	$ 15.98	$ 17.35	62.2
1/1/2008 to 12/31/2008	$ 17.35	$ 9.82	129.3
1/1/2009 to 12/31/2009	$ 9.82	$ 12.56	156.7
1/1/2010 to 12/31/2010	$ 12.56	$ 13.17	207.1
BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$ 11.22	$ 12.52	0
1/1/2006 to 12/31/2006	$ 12.52	$ 14.13	4,497.5493
1/1/2007 to 12/31/2007	$ 14.13	$ 15.07	6,325.1
1/1/2008 to 12/31/2008	$ 15.07	$ 9.08	3,354.6
1/1/2009 to 12/31/2009	$ 9.08	$ 10.95	3,549.2
1/1/2010 to 12/31/2010	$ 10.95	$ 11.76	3,756.2

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$ 11.08	$ 12.19	3,243.3993
1/1/2006 to 12/31/2006	$ 12.19	$ 12.86	3,910.3127
1/1/2007 to 12/31/2007	$ 12.86	$ 13.72	0
1/1/2008 to 12/31/2008	$ 13.72	$ 8.01	0
1/1/2009 to 12/31/2009	$ 8.01	$ 9.99	10,444.3
1/1/2010 to 12/31/2010	$ 9.99	$ 11.36	1,002.5
BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$ 11.30	$ 12.86	4,988.7107
1/1/2006 to 12/31/2006	$ 12.86	$ 14.68	2,878.6034
1/1/2007 to 12/31/2007	$ 14.68	$ 15.30	0
1/1/2008 to 12/31/2008	$ 15.30	$ 9.44	0
1/1/2009 to 12/31/2009	$ 9.44	$ 10.63	0.0
1/1/2010 to 12/31/2010	$ 10.63	$ 11.36	981.8
BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$ 10.43	$ 12.01	0
1/1/2006 to 12/31/2006	$ 12.01	$ 13.34	0
1/1/2007 to 12/31/2007	$ 13.34	$ 13.01	423.2
1/1/2008 to 12/31/2008	$ 13.01	$ 7.68	609.8
1/1/2009 to 12/31/2009	$ 7.68	$ 9.69	566.8
1/1/2010 to 12/31/2010	$ 9.69	$ 12.28	0.0
BlackRock Global Opportunities V.I.
5/1/2008 to 12/31/2008	$ 10.10	$ 5.77	0
1/1/2009 to 12/31/2009	$ 5.77	$ 7.69	0.0
1/1/2010 to 12/31/2010	$ 7.69	$ 8.40	0.0
Davis Value
5/20/2005 to 12/31/2005	$ 10.67	$ 11.64	3,823.4864
1/1/2006 to 12/31/2006	$ 11.64	$ 13.18	10,385.9974
1/1/2007 to 12/31/2007	$ 13.18	$ 13.57	3,469.1
1/1/2008 to 12/31/2008	$ 13.57	$ 7.97	2,309.5
1/1/2009 to 12/31/2009	$ 7.97	$ 10.29	11,548.6
1/1/2010 to 12/31/2010	$ 10.29	$ 11.42	3,164.1
Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$ 10.75	$ 10.93	4,289.7013
1/1/2006 to 12/31/2006	$ 10.93	$ 12.52	3,603.7371
1/1/2007 to 12/31/2007	$ 12.52	$ 13.18	7,532.7
1/1/2008 to 12/31/2008	$ 13.18	$ 9.12	10,029.7
1/1/2009 to 12/31/2009	$ 9.12	$ 10.98	1,615.3
1/1/2010 to 12/31/2010	$ 10.98	$ 12.45	6,194.4
Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$ 10.09	$ 10.28	8,494.6428
1/1/2006 to 12/31/2006	$ 10.28	$ 10.69	11,712.2309
1/1/2007 to 12/31/2007	$ 10.69	$ 10.70	0
1/1/2008 to 12/31/2008	$ 10.70	$ 7.67	0
1/1/2009 to 12/31/2009	$ 7.67	$ 10.92	5,875.1
1/1/2010 to 12/31/2010	$ 10.92	$ 11.74	5,875.1
Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$ 10.38	$ 10.51	5,499.5
1/1/2008 to 12/31/2008	$ 10.51	$ 6.73	5,741.2
1/1/2009 to 12/31/2009	$ 6.73	$ 7.84	11,872.2
1/1/2010 to 12/31/2010	$ 7.84	$ 8.92	15,655.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Federated Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.58	$ 10.87	0
1/1/2006 to 12/31/2006	$ 10.87	$ 12.43	0
1/1/2007 to 12/31/2007	$ 12.43	$ 13.44	7,814.2
1/1/2008 to 12/31/2008	$ 13.44	$ 9.34	11,956.5
1/1/2009 to 12/31/2009	$ 9.34	$ 10.43	13,199.0
1/1/2010 to 12/31/2010	$ 10.43	$ 11.61	2,092.0
Federated Kaufmann
5/20/2005 to 12/31/2005	$ 10.98	$ 12.49	0
1/1/2006 to 12/31/2006	$ 12.49	$ 14.12	0
1/1/2007 to 12/31/2007	$ 14.12	$ 16.82	1645.8
1/1/2008 to 12/31/2008	$ 16.82	$ 9.63	1106.4
1/1/2009 to 12/31/2009	$ 9.63	$ 12.28	950.7
1/1/2010 to 12/31/2010	$ 12.28	$ 14.26	0.0
Templeton Foreign Securities
5/20/2005 to 12/31/2005	$ 11.02	$ 12.28	2,312.672
1/1/2006 to 12/31/2006	$ 12.28	$ 14.70	7,398.2929
1/1/2007 to 12/31/2007	$ 14.70	$ 16.72	6,162.4
1/1/2008 to 12/31/2008	$ 16.72	$ 9.82	4,047.8
1/1/2009 to 12/31/2009	$ 9.82	$ 13.25	3,861.8
1/1/2010 to 12/31/2010	$ 13.25	$ 14.16	1,763.2
Templeton Growth Securities
5/20/2005 to 12/31/2005	$ 10.91	$ 11.89	1,028.0394
1/1/2006 to 12/31/2006	$ 11.89	$ 14.27	0
1/1/2007 to 12/31/2007	$ 14.27	$ 14.38	831.9
1/1/2008 to 12/31/2008	$ 14.38	$ 8.17	924.8
1/1/2009 to 12/31/2009	$ 8.17	$ 10.55	834.9
1/1/2010 to 12/31/2010	$ 10.55	$ 11.17	881.4
Janus Aspen Forty
5/1/2007 to 12/31/2007	$ 10.60	$ 13.40	14,431.5
1/1/2008 to 12/31/2008	$ 13.40	$ 7.35	8,306.0
1/1/2009 to 12/31/2009	$ 7.35	$ 10.58	12,227.5
1/1/2010 to 12/31/2010	$ 10.58	$ 11.10	1,189.9
Janus Aspen - Enterprise
5/1/2007 to 12/31/2007	$ 10.58	$ 11.60	2,385.5
1/1/2008 to 12/31/2008	$ 11.60	$ 6.42	1,682.7
1/1/2009 to 12/31/2009	$ 6.42	$ 9.13	1,278.2
1/1/2010 to 12/31/2010	$ 9.13	$ 11.29	0.0
Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.62	$ 11.17	3,955.4024
1/1/2006 to 12/31/2006	$ 11.17	$ 11.85	4,001.0731
1/1/2007 to 12/31/2007	$ 11.85	$ 13.29	0
1/1/2008 to 12/31/2008	$ 13.29	$ 7.11	0
1/1/2009 to 12/31/2009	$ 7.11	$ 10.10	0.0
1/1/2010 to 12/31/2010	$ 10.10	$ 10.86	0.0
Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$ 10.62	$ 11.28	0
1/1/2006 to 12/31/2006	$ 11.28	$ 12.76	0
1/1/2007 to 12/31/2007	$ 12.76	$ 13.09	0
1/1/2008 to 12/31/2008	$ 13.09	$ 7.91	0
1/1/2009 to 12/31/2009	$ 7.91	$ 9.98	0.0
1/1/2010 to 12/31/2010	$ 9.98	$ 11.38	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Oppenheimer Main Street Small - & Mid-Cap Fund®/VA(1)
5/20/2005 to 12/31/2005	$ 10.88	$ 12.32	164.2837
1/1/2006 to 12/31/2006	$ 12.32	$ 13.92	0
1/1/2007 to 12/31/2007	$ 13.92	$ 13.52	0
1/1/2008 to 12/31/2008	$ 13.52	$ 8.26	0
1/1/2009 to 12/31/2009	$ 8.26	$ 11.13	0.0
1/1/2010 to 12/31/2010	$ 11.13	$ 13.50	0.0
Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$ 11.04	$ 11.94	0
1/1/2007 to 12/31/2007	$ 11.94	$ 16.76	203.1
1/1/2008 to 12/31/2008	$ 16.76	$ 6.88	397.7
1/1/2009 to 12/31/2009	$ 6.88	$ 11.80	2,358.1
1/1/2010 to 12/31/2010	$ 11.80	$ 13.44	0.0
Pioneer Fund VCT
5/20/2005 to 12/31/2005	$ 10.68	$ 11.35	3,146.4
1/1/2006 to 12/31/2006	$ 11.35	$ 13.00	6,300.994
1/1/2007 to 12/31/2007	$ 13.00	$ 13.42	0
1/1/2008 to 12/31/2008	$ 13.42	$ 8.68	0
1/1/2009 to 12/31/2009	$ 8.68	$ 10.68	0.0
1/1/2010 to 12/31/2010	$ 10.68	$ 12.18	0.0
Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$ 9.79	$ 10.29	0
1/1/2006 to 12/31/2006	$ 10.29	$ 10.97	0
1/1/2007 to 12/31/2007	$ 10.97	$ 11.41	588.8
1/1/2008 to 12/31/2008	$ 11.41	$ 7.22	755.8
1/1/2009 to 12/31/2009	$ 7.22	$ 11.39	2,541.5
1/1/2010 to 12/31/2010	$ 11.39	$ 13.20	0.0
Pioneer Real Estate Shares VCT
5/1/2008 to 12/31/2008	$ 11.60	$ 6.29	1,671.3
1/1/2009 to 12/31/2009	$ 6.29	$ 8.15	1,432.2
1/1/2010 to 12/31/2010	$ 8.15	$ 10.31	0.0
Pimco CommodityRealReturn® Strategy
5/20/2005 to 12/31/2005	$ 10.03	$ 11.39	6,334.1065
1/1/2006 to 12/31/2006	$ 11.39	$ 10.86	8,448.0536
1/1/2007 to 12/31/2007	$ 10.86	$ 13.17	4,098.8
1/1/2008 to 12/31/2008	$ 13.17	$ 7.28	2,888.8
1/1/2009 to 12/31/2009	$ 7.28	$ 10.14	1,684.0
1/1/2010 to 12/31/2010	$ 10.14	$ 12.43	1,223.6
PIMCO Low Duration
4/27/2007 to 12/31/2007	$ 10.03	$ 10.49	0
1/1/2008 to 12/31/2008	$ 10.49	$ 10.28	0
1/1/2009 to 12/31/2009	$ 10.28	$ 11.47	10,876.8
1/1/2010 to 12/31/2010	$ 11.47	$ 11.89	18,271.0
Pimco Real Return
5/20/2005 to 12/31/2005	$ 10.34	$ 10.28	5,354.4765
1/1/2006 to 12/31/2006	$ 10.28	$ 10.19	5,767.529
1/1/2007 to 12/31/2007	$ 10.19	$ 11.09	12,394.4
1/1/2008 to 12/31/2008	$ 11.09	$ 10.15	13,674.8
1/1/2009 to 12/31/2009	$ 10.15	$ 11.82	19,172.4
1/1/2010 to 12/31/2010	$ 11.82	$ 12.58	22,884.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pimco Total Return
5/20/2005 to 12/31/2005	$ 10.20	$ 10.18	16,795.1318
1/1/2006 to 12/31/2006	$ 10.18	$ 10.40	23,959.6097
1/1/2007 to 12/31/2007	$ 10.40	$ 11.13	34,332.0
1/1/2008 to 12/31/2008	$ 11.13	$ 11.48	52,037.5
1/1/2009 to 12/31/2009	$ 11.48	$ 12.89	58,042.4
1/1/2010 to 12/31/2010	$ 12.89	$ 13.72	49,137.4
Transamerica AllianceBernstein Dynamic Allocation VP(2)
5/1/2008 to 12/31/2008	$ 10.49	$ 6.76	0
1/1/2009 to 12/31/2009	$ 6.76	$ 8.73	0.0
1/1/2010 to 12/31/2010	$ 8.73	$ 9.38	0.0
Transamerica WMC Diversified Growth VP
5/1/2008 to 12/31/2008	$ 10.83	$ 6.14	0
1/1/2009 to 12/31/2009	$ 6.14	$ 7.79	0.0
1/1/2010 to 12/31/2010	$ 7.79	$ 9.01	18,326.1
Transamerica Morgan Stanley Growth Opportunities VP(3)
5/1/2008 to 12/31/2008	$ 10.68	$ 6.73	0
1/1/2009 to 12/31/2009	$ 6.73	$ 9.04	0.0
1/1/2010 to 12/31/2010	$ 9.04	$ 12.03	5,014.9
Transamerica Systematic Small/Mid Cap Value VP(4)
5/1/2008 to 12/31/2008	$ 10.41	$ 6.09	0
1/1/2009 to 12/31/2009	$ 6.09	$ 8.57	4,125.3
1/1/2010 to 12/31/2010	$ 8.57	$ 10.97	5,808.6
Invesco Van Kampen V.I. Comstock Fund(5)
5/20/2005 to 12/31/2005	$ 10.74	$ 11.19	3,213.0255
1/1/2006 to 12/31/2006	$ 11.19	$ 12.81	678.991
1/1/2007 to 12/31/2007	$ 12.81	$ 12.35	0
1/1/2008 to 12/31/2008	$ 12.35	$ 7.82	0
1/1/2009 to 12/31/2009	$ 7.82	$ 9.91	0.0
1/1/2010 to 12/31/2010	$ 9.91	$ 11.31	11,484.3
Wanger International
4/27/2007 to 12/31/2007	$ 10.74	$ 11.25	1,177.7
1/1/2008 to 12/31/2008	$ 11.25	$ 6.02	232.3
1/1/2009 to 12/31/2009	$ 6.02	$ 8.88	256.2
1/1/2010 to 12/31/2010	$ 8.88	$ 10.91	5,603.8
Wanger USA
5/20/2005 to 12/31/2005	$ 11.14	$ 12.49	324.1825
1/1/2006 to 12/31/2006	$ 12.49	$ 13.26	4,010.027
1/1/2007 to 12/31/2007	$ 13.26	$ 13.75	2,151.1
1/1/2008 to 12/31/2008	$ 13.75	$ 8.16	2,662.4
1/1/2009 to 12/31/2009	$ 8.16	$ 11.42	2,258.0
1/1/2010 to 12/31/2010	$ 11.42	$ 13.87	2,093.5

Class XC

(if you purchased your policy prior to June 23, 2008)

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco V.I. Basic Value
5/20/2005 to 12/31/2005	$ 10.78	$ 11.50	0
1/1/2006 to 12/31/2006	$ 11.50	$ 12.80	0
1/1/2007 to 12/31/2007	$ 12.80	$ 12.79	9,029.1
1/1/2008 to 12/31/2008	$ 12.79	$ 6.07	8,953.1
1/1/2009 to 12/31/2009	$ 6.07	$ 8.83	8,866.9
1/1/2010 to 12/31/2010	$ 8.83	$ 9.33	8,788.2
Invesco V.I. Mid Cap Core Equity
5/20/2005 to 12/31/2005	$ 10.66	$ 11.40	0
1/1/2006 to 12/31/2006	$ 11.40	$ 12.48	5,303.3493
1/1/2007 to 12/31/2007	$ 12.48	$ 13.45	8,014.6
1/1/2008 to 12/31/2008	$ 13.45	$ 9.45	7,557.8
1/1/2009 to 12/31/2009	$ 9.45	$ 12.11	31,390.8
1/1/2010 to 12/31/2010	$ 12.11	$ 13.59	7,121.9
AllianceBernstein VPS International Value
5/1/2007 to 12/31/2007	$ 10.54	$ 10.43	0
1/1/2008 to 12/31/2008	$ 10.43	$ 4.80	48,627.3
1/1/2009 to 12/31/2009	$ 4.80	$ 6.37	46,831.0
1/1/2010 to 12/31/2010	$ 6.37	$ 6.55	46,690.7
AllianceBernstein VPS Small/Mid Cap Value
5/20/2005 to 12/31/2005	$ 10.76	$ 11.69	48,063.9724
1/1/2006 to 12/31/2006	$ 11.69	$ 13.16	89,396.4384
1/1/2007 to 12/31/2007	$ 13.16	$ 13.16	31,895.2
1/1/2008 to 12/31/2008	$ 13.16	$ 8.34	28,125.0
1/1/2009 to 12/31/2009	$ 8.34	$ 11.72	17,076.4
1/1/2010 to 12/31/2010	$ 11.72	$ 14.63	15,828.3
AllianceBernstein VPS Value
5/20/2005 to 12/31/2005	$ 10.76	$ 11.35	0
1/1/2006 to 12/31/2006	$ 11.35	$ 13.54	13,675.3204
1/1/2007 to 12/31/2007	$ 13.54	$ 12.79	21,579.7
1/1/2008 to 12/31/2008	$ 12.79	$ 7.44	19,343.0
1/1/2009 to 12/31/2009	$ 7.44	$ 8.87	19,092.1
1/1/2010 to 12/31/2010	$ 8.87	$ 9.76	19,264.4
American Century VP Ultra
5/20/2005 to 12/31/2005	$ 10.47	$ 11.02	0
1/1/2006 to 12/31/2006	$ 11.02	$ 10.48	0
1/1/2007 to 12/31/2007	$ 10.48	$ 12.48	0
1/1/2008 to 12/31/2008	$ 12.48	$ 7.18	0
1/1/2009 to 12/31/2009	$ 7.18	$ 9.50	0.0
1/1/2010 to 12/31/2010	$ 9.50	$ 10.85	0.0
AFIS Asset Allocation Fund
5/20/2005 to 12/31/2005	$ 10.36	$ 11.23	4,896.2837
1/1/2006 to 12/31/2006	$ 11.23	$ 12.65	17,532.0919
1/1/2007 to 12/31/2007	$ 12.65	$ 13.24	26,564.0
1/1/2008 to 12/31/2008	$ 13.24	$ 9.16	25,080.1
1/1/2009 to 12/31/2009	$ 9.16	$ 11.16	25,631.9
1/1/2010 to 12/31/2010	$ 11.16	$ 12.33	15,552.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AFIS Bond Fund
5/20/2005 to 12/31/2005	$ 9.98	$ 10.14	22,171.1846
1/1/2006 to 12/31/2006	$ 10.14	$ 10.65	126,158.1443
1/1/2007 to 12/31/2007	$ 10.65	$ 10.81	192,478.1
1/1/2008 to 12/31/2008	$ 10.81	$ 9.62	141,153.2
1/1/2009 to 12/31/2009	$ 9.62	$ 10.64	118,739.8
1/1/2010 to 12/31/2010	$ 10.64	$ 11.13	27,919.4
AFIS Growth Fund
5/20/2005 to 12/31/2005	$ 10.91	$ 12.57	85,228.2661
1/1/2006 to 12/31/2006	$ 12.57	$ 13.61	205,559.9822
1/1/2007 to 12/31/2007	$ 13.61	$ 15.01	108,558.7
1/1/2008 to 12/31/2008	$ 15.01	$ 8.26	160,807.4
1/1/2009 to 12/31/2009	$ 8.26	$ 11.31	54,076.8
1/1/2010 to 12/31/2010	$ 11.31	$ 13.19	41,636.9
AFIS Growth-Income Fund
5/20/2005 to 12/31/2005	$ 10.54	$ 11.20	12,954.4288
1/1/2006 to 12/31/2006	$ 11.20	$ 12.67	47,224.1683
1/1/2007 to 12/31/2007	$ 12.67	$ 13.07	48,151.7
1/1/2008 to 12/31/2008	$ 13.07	$ 7.98	96,210.5
1/1/2009 to 12/31/2009	$ 7.98	$ 10.28	96,116.0
1/1/2010 to 12/31/2010	$ 10.28	$ 11.26	84,438.3
AFIS International Fund
5/20/2005 to 12/31/2005	$ 10.96	$ 13.39	50,298.6919
1/1/2006 to 12/31/2006	$ 13.39	$ 15.64	132,574.3438
1/1/2007 to 12/31/2007	$ 15.64	$ 18.44	159,714.4
1/1/2008 to 12/31/2008	$ 18.44	$ 10.48	164,518.9
1/1/2009 to 12/31/2009	$ 10.48	$ 14.73	176,705.3
1/1/2010 to 12/31/2010	$ 14.73	$ 15.51	164,307.2
BlackRock Basic Value V.I.
5/20/2005 to 12/31/2005	$ 10.40	$ 10.99	8,828.574
1/1/2006 to 12/31/2006	$ 10.99	$ 13.18	12,066.718
1/1/2007 to 12/31/2007	$ 13.18	$ 13.20	65,861.0
1/1/2008 to 12/31/2008	$ 13.20	$ 8.21	61,677.7
1/1/2009 to 12/31/2009	$ 8.21	$ 10.59	115,459.9
1/1/2010 to 12/31/2010	$ 10.59	$ 11.78	21,536.4
BlackRock Total Return V.I.
5/20/2005 to 12/31/2005	$ 10.11	$ 10.11	4,330.6585
1/1/2006 to 12/31/2006	$ 10.11	$ 10.38	4,305.2257
1/1/2007 to 12/31/2007	$ 10.38	$ 10.59	17,354.3
1/1/2008 to 12/31/2008	$ 10.59	$ 9.15	17,209.4
1/1/2009 to 12/31/2009	$ 9.15	$ 10.61	17,044.6
1/1/2010 to 12/31/2010	$ 10.61	$ 11.43	16,896.4
BlackRock Money Market V.I.
5/20/2005 to 12/31/2005	$ 10.01	$ 10.10	10,383.4577
1/1/2006 to 12/31/2006	$ 10.10	$ 10.38	13,147.8401
1/1/2007 to 12/31/2007	$ 10.38	$ 10.71	29,710.4
1/1/2008 to 12/31/2008	$ 10.71	$ 10.80	31,359.1
1/1/2009 to 12/31/2009	$ 10.80	$ 10.64	43,203.1
1/1/2010 to 12/31/2010	$ 10.64	$ 10.47	33,279.7

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Capital Appreciation V.I.
5/20/2005 to 12/31/2005	$ 10.59	$ 11.43	9,828.7833
1/1/2006 to 12/31/2006	$ 11.43	$ 11.75	14,323.2789
1/1/2007 to 12/31/2007	$ 11.75	$ 13.76	111,250.2
1/1/2008 to 12/31/2008	$ 13.76	$ 8.28	122,395.6
1/1/2009 to 12/31/2009	$ 8.28	$ 11.07	121,951.5
1/1/2010 to 12/31/2010	$ 11.07	$ 13.02	145,161.0
BlackRock Global Allocation V.I.
5/20/2005 to 12/31/2005	$ 10.72	$ 11.85	7,582.8283
1/1/2006 to 12/31/2006	$ 11.85	$ 13.58	27,964.0267
1/1/2007 to 12/31/2007	$ 13.58	$ 15.63	41,450.5
1/1/2008 to 12/31/2008	$ 15.63	$ 12.39	38,066.1
1/1/2009 to 12/31/2009	$ 12.39	$ 14.77	39,440.4
1/1/2010 to 12/31/2010	$ 14.77	$ 15.99	45,843.5
BlackRock Government Income V.I.
5/20/2005 to 12/31/2005	$ 10.17	$ 10.20	0
1/1/2006 to 12/31/2006	$ 10.20	$ 10.43	0
1/1/2007 to 12/31/2007	$ 10.43	$ 10.68	13,072.1
1/1/2008 to 12/31/2008	$ 10.68	$ 11.32	12,962.1
1/1/2009 to 12/31/2009	$ 11.32	$ 10.94	12,837.2
1/1/2010 to 12/31/2010	$ 10.94	$ 11.70	12,723.4
BlackRock High Income V.I.
5/20/2005 to 12/31/2005	$ 9.92	$ 10.39	4,707.5578
1/1/2006 to 12/31/2006	$ 10.39	$ 11.19	6,490.6291
1/1/2007 to 12/31/2007	$ 11.19	$ 11.27	6,621.7
1/1/2008 to 12/31/2008	$ 11.27	$ 7.85	6,725.4
1/1/2009 to 12/31/2009	$ 7.85	$ 12.09	6,824.6
1/1/2010 to 12/31/2010	$ 12.09	$ 13.72	24,842.4
BlackRock S&P 500 Index V.I.
5/20/2005 to 12/31/2005	$ 10.67	$ 11.17	0
1/1/2006 to 12/31/2006	$ 11.17	$ 12.69	8,458.0697
1/1/2007 to 12/31/2007	$ 12.69	$ 13.16	6,246.3
1/1/2008 to 12/31/2008	$ 13.16	$ 8.13	3,544.9
1/1/2009 to 12/31/2009	$ 8.13	$ 10.09	6,582.2
1/1/2010 to 12/31/2010	$ 10.09	$ 11.38	6,806.7
BlackRock International Value V.I.
5/20/2005 to 12/31/2005	$ 11.16	$ 12.68	7,856.7592
1/1/2006 to 12/31/2006	$ 12.68	$ 15.96	12,644.4165
1/1/2007 to 12/31/2007	$ 15.96	$ 17.32	13,475.7
1/1/2008 to 12/31/2008	$ 17.32	$ 9.80	14,127.5
1/1/2009 to 12/31/2009	$ 9.80	$ 12.52	18,907.5
1/1/2010 to 12/31/2010	$ 12.52	$ 13.13	19,242.3
BlackRock Large Cap Core V.I.
5/20/2005 to 12/31/2005	$ 11.21	$ 12.51	12,818.8381
1/1/2006 to 12/31/2006	$ 12.51	$ 14.12	23,091.6593
1/1/2007 to 12/31/2007	$ 14.12	$ 15.04	23,620.3
1/1/2008 to 12/31/2008	$ 15.04	$ 9.06	16,978.4
1/1/2009 to 12/31/2009	$ 9.06	$ 10.92	22,319.8
1/1/2010 to 12/31/2010	$ 10.92	$ 11.73	22,448.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Large Cap Growth V.I.
5/20/2005 to 12/31/2005	$ 11.08	$ 12.19	0
1/1/2006 to 12/31/2006	$ 12.19	$ 12.85	0
1/1/2007 to 12/31/2007	$ 12.85	$ 13.70	0
1/1/2008 to 12/31/2008	$ 13.70	$ 7.99	0
1/1/2009 to 12/31/2009	$ 7.99	$ 9.97	115,158.1
1/1/2010 to 12/31/2010	$ 9.97	$ 11.32	2,550.2
BlackRock Large Cap Value V.I.
5/20/2005 to 12/31/2005	$ 11.29	$ 12.85	29,640.5975
1/1/2006 to 12/31/2006	$ 12.85	$ 14.67	5,088.9396
1/1/2007 to 12/31/2007	$ 14.67	$ 15.27	2,327.7
1/1/2008 to 12/31/2008	$ 15.27	$ 9.42	280.2
1/1/2009 to 12/31/2009	$ 9.42	$ 10.60	3,800.6
1/1/2010 to 12/31/2010	$ 10.60	$ 11.32	4,027.7
BlackRock Value Opportunities V.I.
5/20/2005 to 12/31/2005	$ 10.42	$ 12.01	3,749.8293
1/1/2006 to 12/31/2006	$ 12.01	$ 13.32	3,751.4396
1/1/2007 to 12/31/2007	$ 13.32	$ 12.99	5,695.5
1/1/2008 to 12/31/2008	$ 12.99	$ 7.66	6,147.4
1/1/2009 to 12/31/2009	$ 7.66	$ 9.67	6,483.5
1/1/2010 to 12/31/2010	$ 9.67	$ 12.24	5,728.1
BlackRock Global Opportunities V.I.
5/1/2008 to 12/31/2008	$ 10.10	$ 5.77	0
1/1/2009 to 12/31/2009	$ 5.77	$ 7.68	0.0
1/1/2010 to 12/31/2010	$ 7.68	$ 8.38	0.0
Davis Value
5/20/2005 to 12/31/2005	$ 10.67	$ 11.64	0
1/1/2006 to 12/31/2006	$ 11.64	$ 13.16	80,833.1034
1/1/2007 to 12/31/2007	$ 13.16	$ 13.55	17,557.3
1/1/2008 to 12/31/2008	$ 13.55	$ 7.95	19,143.8
1/1/2009 to 12/31/2009	$ 7.95	$ 10.26	118,495.2
1/1/2010 to 12/31/2010	$ 10.26	$ 11.38	23,198.7
Dreyfus VIF Appreciation
5/20/2005 to 12/31/2005	$ 10.75	$ 10.93	63,594.3473
1/1/2006 to 12/31/2006	$ 10.93	$ 12.50	81,061.1376
1/1/2007 to 12/31/2007	$ 12.50	$ 13.15	83,930.4
1/1/2008 to 12/31/2008	$ 13.15	$ 9.10	91,472.4
1/1/2009 to 12/31/2009	$ 9.10	$ 10.95	1,915.7
1/1/2010 to 12/31/2010	$ 10.95	$ 12.41	58,988.1
Eaton Vance Floating-Rate Income
5/20/2005 to 12/31/2005	$ 10.08	$ 10.27	32,677.7481
1/1/2006 to 12/31/2006	$ 10.27	$ 10.68	77,789.4883
1/1/2007 to 12/31/2007	$ 10.68	$ 10.68	13,685.8
1/1/2008 to 12/31/2008	$ 10.68	$ 7.66	16,295.0
1/1/2009 to 12/31/2009	$ 7.66	$ 10.89	14,581.5
1/1/2010 to 12/31/2010	$ 10.89	$ 11.70	14,092.8
Eaton Vance Large-Cap Value
5/1/2007 to 12/31/2007	$ 10.38	$ 10.51	63,494.7
1/1/2008 to 12/31/2008	$ 10.51	$ 6.73	69,186.0
1/1/2009 to 12/31/2009	$ 6.73	$ 7.83	120,876.2
1/1/2010 to 12/31/2010	$ 7.83	$ 8.91	169,778.6

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Federated Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.58	$ 10.86	0
1/1/2006 to 12/31/2006	$ 10.86	$ 12.41	0
1/1/2007 to 12/31/2007	$ 12.41	$ 13.42	80,340.7
1/1/2008 to 12/31/2008	$ 13.42	$ 9.32	87,280.3
1/1/2009 to 12/31/2009	$ 9.32	$ 10.40	99,865.3
1/1/2010 to 12/31/2010	$ 10.40	$ 11.57	0.0
Federated Kaufmann
5/20/2005 to 12/31/2005	$ 10.98	$ 12.48	0
1/1/2006 to 12/31/2006	$ 12.48	$ 14.11	7,922.4028
1/1/2007 to 12/31/2007	$ 14.11	$ 16.79	40,300.2
1/1/2008 to 12/31/2008	$ 16.79	$ 9.61	27,083.9
1/1/2009 to 12/31/2009	$ 9.61	$ 12.25	26,885.1
1/1/2010 to 12/31/2010	$ 12.25	$ 14.21	13,942.5
Templeton Foreign Securities
5/20/2005 to 12/31/2005	$ 11.02	$ 12.28	2,206.8546
1/1/2006 to 12/31/2006	$ 12.28	$ 14.68	17,138.0812
1/1/2007 to 12/31/2007	$ 14.68	$ 16.69	18,991.1
1/1/2008 to 12/31/2008	$ 16.69	$ 9.80	15,236.7
1/1/2009 to 12/31/2009	$ 9.80	$ 13.22	13,843.3
1/1/2010 to 12/31/2010	$ 13.22	$ 14.11	13,980.0
Templeton Growth Securities
5/20/2005 to 12/31/2005	$ 10.91	$ 11.88	24,741.6313
1/1/2006 to 12/31/2006	$ 11.88	$ 14.25	3,207.7273
1/1/2007 to 12/31/2007	$ 14.25	$ 14.36	7,950.6
1/1/2008 to 12/31/2008	$ 14.36	$ 8.16	9,395.9
1/1/2009 to 12/31/2009	$ 8.16	$ 10.53	7,435.1
1/1/2010 to 12/31/2010	$ 10.53	$ 11.13	7,432.3
Janus Aspen Forty
5/1/2007 to 12/31/2007	$ 10.60	$ 13.40	184,235.5
1/1/2008 to 12/31/2008	$ 13.40	$ 7.35	133,305.6
1/1/2009 to 12/31/2009	$ 7.35	$ 10.56	172,448.8
1/1/2010 to 12/31/2010	$ 10.56	$ 11.07	57,884.3
Janus Aspen - Enterprise
5/1/2007 to 12/31/2007	$ 10.58	$ 11.60	38,938.1
1/1/2008 to 12/31/2008	$ 11.60	$ 6.41	25,320.7
1/1/2009 to 12/31/2009	$ 6.41	$ 9.12	17,680.1
1/1/2010 to 12/31/2010	$ 9.12	$ 11.27	429.1
Oppenheimer Capital Appreciation
5/20/2005 to 12/31/2005	$ 10.61	$ 11.16	0
1/1/2006 to 12/31/2006	$ 11.16	$ 11.83	380.3708
1/1/2007 to 12/31/2007	$ 11.83	$ 13.27	359.5
1/1/2008 to 12/31/2008	$ 13.27	$ 7.10	15,880.5
1/1/2009 to 12/31/2009	$ 7.10	$ 10.07	384.2
1/1/2010 to 12/31/2010	$ 10.07	$ 10.83	380.3
Oppenheimer Main Street/VA
5/20/2005 to 12/31/2005	$ 10.62	$ 11.28	0
1/1/2006 to 12/31/2006	$ 11.28	$ 12.74	0
1/1/2007 to 12/31/2007	$ 12.74	$ 13.07	0
1/1/2008 to 12/31/2008	$ 13.07	$ 7.90	0
1/1/2009 to 12/31/2009	$ 7.90	$ 9.95	0.0
1/1/2010 to 12/31/2010	$ 9.95	$ 11.35	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Oppenheimer Main Street Small - & Mid-Cap Fund®/VA(1)
5/20/2005 to 12/31/2005	$ 10.88	$ 12.32	12,356.7936
1/1/2006 to 12/31/2006	$ 12.32	$ 13.90	0
1/1/2007 to 12/31/2007	$ 13.90	$ 13.50	2,025.5
1/1/2008 to 12/31/2008	$ 13.50	$ 8.24	4,963.7
1/1/2009 to 12/31/2009	$ 8.24	$ 11.10	1,996.8
1/1/2010 to 12/31/2010	$ 11.10	$ 13.46	1,826.6
Pioneer Emerging Markets VCT
5/1/2006 to 12/31/2006	$ 11.04	$ 11.94	487.6215
1/1/2007 to 12/31/2007	$ 11.94	$ 16.75	10,722.8
1/1/2008 to 12/31/2008	$ 16.75	$ 6.87	12,747.7
1/1/2009 to 12/31/2009	$ 6.87	$ 11.78	32,950.3
1/1/2010 to 12/31/2010	$ 11.78	$ 13.41	6,605.0
Pioneer Fund VCT
5/20/2005 to 12/31/2005	$ 10.68	$ 11.34	44,495.9891
1/1/2006 to 12/31/2006	$ 11.34	$ 12.99	141,216.2046
1/1/2007 to 12/31/2007	$ 12.99	$ 13.40	1,989.1
1/1/2008 to 12/31/2008	$ 13.40	$ 8.66	2,123.9
1/1/2009 to 12/31/2009	$ 8.66	$ 10.65	1,985.8
1/1/2010 to 12/31/2010	$ 10.65	$ 12.14	3,467.0
Pioneer High Yield VCT
5/20/2005 to 12/31/2005	$ 9.78	$ 10.29	0
1/1/2006 to 12/31/2006	$ 10.29	$ 10.96	1,529.1914
1/1/2007 to 12/31/2007	$ 10.96	$ 11.39	1,558.8
1/1/2008 to 12/31/2008	$ 11.39	$ 7.20	2,217.6
1/1/2009 to 12/31/2009	$ 7.20	$ 11.36	20,257.6
1/1/2010 to 12/31/2010	$ 11.36	$ 13.16	1,704.6
Pioneer Real Estate Shares VCT
5/1/2008 to 12/31/2008	$ 11.60	$ 6.29	19,141.7
1/1/2009 to 12/31/2009	$ 6.29	$ 8.14	19,297.8
1/1/2010 to 12/31/2010	$ 8.14	$ 10.30	442.5
Pimco CommodityRealReturn® Strategy
5/20/2005 to 12/31/2005	$ 10.02	$ 11.38	23,190.9983
1/1/2006 to 12/31/2006	$ 11.38	$ 10.85	51,844.5787
1/1/2007 to 12/31/2007	$ 10.85	$ 13.15	65,512.3
1/1/2008 to 12/31/2008	$ 13.15	$ 7.27	48,455.6
1/1/2009 to 12/31/2009	$ 7.27	$ 10.12	39,222.1
1/1/2010 to 12/31/2010	$ 10.12	$ 12.40	53,985.1
PIMCO Low Duration
4/27/2007 to 12/31/2007	$ 10.02	$ 10.49	13,900.6
1/1/2008 to 12/31/2008	$ 10.49	$ 10.27	14,687.0
1/1/2009 to 12/31/2009	$ 10.27	$ 11.46	15,854.8
1/1/2010 to 12/31/2010	$ 11.46	$ 11.87	80,764.9
Pimco Real Return
5/20/2005 to 12/31/2005	$ 10.33	$ 10.27	0
1/1/2006 to 12/31/2006	$ 10.27	$ 10.18	12,939.877
1/1/2007 to 12/31/2007	$ 10.18	$ 11.08	114,280.0
1/1/2008 to 12/31/2008	$ 11.08	$ 10.13	142,691.9
1/1/2009 to 12/31/2009	$ 10.13	$ 11.79	89,668.7
1/1/2010 to 12/31/2010	$ 11.79	$ 12.54	91,392.1

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pimco Total Return
5/20/2005 to 12/31/2005	$ 10.19	$ 10.17	114,042.2953
1/1/2006 to 12/31/2006	$ 10.17	$ 10.39	227,850.8504
1/1/2007 to 12/31/2007	$ 10.39	$ 11.12	392,952.1
1/1/2008 to 12/31/2008	$ 11.12	$ 11.46	524,582.8
1/1/2009 to 12/31/2009	$ 11.46	$ 12.86	418,945.1
1/1/2010 to 12/31/2010	$ 12.86	$ 13.67	350,605.5
Transamerica AllianceBernstein Dynamic Allocation VP(2)
5/1/2008 To 12/31/2008	$ 10.49	$ 6.76	0.0
1/1/2009 to 12/31/2009	$ 6.76	$ 8.72	0.0
1/1/2010 to 12/31/2010	$ 8.72	$ 9.36	0.0
Transamerica WMC Diversified Growth VP
5/1/2008 to 12/31/2008	$ 10.83	$ 6.14	0.0
1/1/2009 to 12/31/2009	$ 6.14	$ 7.78	0.0
1/1/2010 to 12/31/2010	$ 7.78	$ 9.00	206,685.9
Transamerica Morgan Stanley Growth Opportunities VP(3)
5/1/2008 to 12/31/2008	$ 10.68	$ 6.72	0.0
1/1/2009 to 12/31/2009	$ 6.72	$ 9.03	0.0
1/1/2010 to 12/31/2010	$ 9.03	$ 12.02	53.314.8
Transamerica Systematic Small/Mid Cap Value VP(4)
5/1/2008 to 12/31/2008	$ 10.41	$ 6.09	0.0
1/1/2009 to 12/31/2009	$ 6.09	$ 8.56	0.0
1/1/2010 to 12/31/2010	$ 8.56	$ 10.95	17,077.3
Invesco Van Kampen V.I. Comstock Fund(5)
5/20/2005 to 12/31/2005	$ 10.74	$ 11.19	47,129.3706
1/1/2006 to 12/31/2006	$ 11.19	$ 12.79	6,265.9896
1/1/2007 to 12/31/2007	$ 12.79	$ 12.33	7,817.1
1/1/2008 to 12/31/2008	$ 12.33	$ 7.80	8,241.5
1/1/2009 to 12/31/2009	$ 7.80	$ 9.88	6,694.8
1/1/2010 to 12/31/2010	$ 9.88	$ 12.27	135,357.1
Wanger International
4/27/2007 to 12/31/2007	$ 10.74	$ 11.25	14,581.6
1/1/2008 to 12/31/2008	$ 11.25	$ 6.02	14,721.2
1/1/2009 to 12/31/2009	$ 6.02	$ 8.86	14,712.1
1/1/2010 to 12/31/2010	$ 8.86	$ 10.89	69,533.6
Wanger USA
5/20/2005 to 12/31/2005	$ 11.13	$ 12.48	24,383.9163
1/1/2006 to 12/31/2006	$ 12.48	$ 13.25	80,483.9464
1/1/2007 to 12/31/2007	$ 13.25	$ 13.73	3,159.8
1/1/2008 to 12/31/2008	$ 13.73	$ 8.14	22,516.7
1/1/2009 to 12/31/2009	$ 8.14	$ 11.39	18,098.6
1/1/2010 to 12/31/2010	$ 11.39	$ 13.83	17,127.7

(1)	Formerly known as Oppenheimer Main Street Small Cap Fund®/VA.
(2)	Formerly known as Transamerica Convertible Securities VP.
(3)	Formerly known as Transamerica Growth Opportunities VP.
(4)	Formerly known as Transamerica Small/Mid Cap Value VP.
(5)	Formerly known as Van Kampen Life Investment Trust Comstock Portfolio.

Table of Contents of the Statement of Additional Information

The contents of the Statement of Additional Information for the Contract include the following:

Appendix A – Example of Bonus Payment and Recapture

Example: You purchased a Merrill Lynch Investor Choice Annuity® XC Class Contract with an initial premium of $400,000 on May 10, 2009. You make a withdrawal (including any applicable surrender charge (SC)) of $155,000 on July 5, 2010 and pay a subsequent premium of $200,000 on August 1, 2010. Your bonus amounts paid and recaptured, based on hypothetical account values and transactions, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account. There is, of course, no assurance that the Separate Account will experience positive investment performance. This example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate bonus amounts paid and recaptured, see “Features and Benefits of the Contract – Bonus Payment and Recapture.”

Date		Transactions		Bonus Amounts		Account Value	Bonus Amount Subject to Recapture
		Prem.	Withdr.	Paid	Recaptured

5/10/2009	The contract is issued	$ 400,000		$ 18,000		$ 418,000	$ 18,000
Premium Allocated to Tier 1 = $125,000
Premium Allocated to Tier 2 = $275,000
Bonus 1 = (.045 x $125,000) + (.045 x $275,000) = $5,625 + $12,375 = $18,000
Bonus 1 Subj. to Recapture = Bonus Recapture Percentage (BRP)Year 1 x Bonus 1 = 100% x $18,000 = $18,000

5/10/2010	First contract anniversary					$ 428,000	$ 11,700
Assume account value increased by $10,000 due to positive investment performance.
Bonus 1 Subj. to Recapture = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700

7/5/2010	Owner takes a $155,000 withdrawal		$ 155,000		$ 3,540	$ 273,160	$ 8,160
Assume account value increased by $3,700 due to positive investment performance.
Bonus 1 Subj. to Recapture Before Withdrawal = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700
Gain = account value Before Withdrawal — Bonus Amounts Subj. to Recapture — Remaining Premiums = $431,700 — $11,700 — $400,000 = $20,000
Free Withdrawal Amount = Greater of 10% Premium or Gain = Max ($40,000, $20,000) = $40,000
Prem 1 Withdrawn = Withdrawal — Gain = $155,000 — $20,000 = $135,000
Prem 1 Withdrawn without SC = Free-Out — Gain = $40,000 — $20,000 = $20,000
Bonus 1 Recapture Ratio = Prem 1 Withdrawn Subj. to SC/Prem 1 Remaining Immediately Prior = ($135,000 — $20,000)/($400,000 — $20,000) = $115,000/$380,000 = .3026
Bonus 1 Recaptured = Bonus 1 Subj. to Recapture x Bonus 1 Recapture Ratio = $11,700 x .3026 = $3,540
Bonus 1 Subj. to Recapture After Withdrawal = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $3,540/65%) = $8,160

8/1/2010	Owner puts in $200,000 additional premium	$ 200,000		$ 10,000		$ 459,385	$ 18,160
Assume account value decreased by $23,775 due to negative investment performance.
Premium Allocated to Tier 2 = $100,000
Premium Allocated to Tier 3 = $100,000
Bonus 2 = (.045 x $100,000) + (.055 x $100,000) = $10,000
Bonus 2 Subj. to Recapture = BRP Year 1 x Bonus 2 = 100% x $10,000 = $10,000
Bonus 1 Subj. to Recapture = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $3,540/65%) = $8,160

5/10/2011	Second contract anniversary					$ 454,385	$ 13,766
Assume account value decreased by $5,000 due to negative investment performance.
Bonus 1 Subj. to Recapture = BRP Year 3 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 30% x ($18,000 — $3,540/65%) = $3,766
Bonus 2 Subj. to Recapture = BRP Year 1 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 100% x ($10,000 — $0) = $10,000

5/10/2012	Third contract anniversary					$ 479,385	$ 6,500
Assume account value increased by $25,000 due to positive investment performance.
Bonus 1 Subj. to Recapture = BRP Year 4 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 0% x ($18,000 — $3,540/65%) = $0
Bonus 2 Subj. to Recapture = BRP Year 2 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 65% x ($10,000 — $0) = $6,500

Appendix B – Example of Maximum Anniversary Value GMDB

Example: Assume that you were under age 76 at issue. You paid an initial premium of $100,000 on May 10, 2009 and a subsequent premium of $10,000 on June 28, 2010. You also make withdrawals (including any applicable surrender charge) of $5,000 on August 3, 2010 and $40,000 on September 22, 2010. Your death benefit, based on hypothetical account values and transactions, and selection of the Maximum Anniversary Value (“MAV”) GMDB option, is illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit when the MAV GMDB is selected. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit, see “GMDB Base – Maximum Anniversary Value.”

					(A) GMDB MAV Base	(B) Account Value

Transactions
Date			Prem.	Withdr.			Death Benefit

5/10/2009		The contract is issued	$ 100,000		$ 100,000	$ 100,000	$ 100,000 (maximum of (A),(B))
5/10/09 anniversary value = Initial Premium on 5/10/09 = $100,000
GMDB MAV Base = greatest of anniversary values = $100,000

5/10/2010		First contract anniversary			$ 110,000	$ 110,000	$ 110,000 (maximum of (A),(B))
Assume account value increased by $10,000 due to positive investment performance.
5/10/10 anniversary value = account value on 5/10/10 = $110,000
GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $110,000

6/28/2010		Owner puts in $10,000 additional premium	$ 10,000		$ 120,000	$ 114,000	$ 120,000 (maximum of (A),(B))
Assume account value decreased by $6,000 due to negative investment performance.
5/10/10 anniversary value = anniversary value before premium + additional premium
= $110,000 + $10,000 = $120,000
GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $120,000

8/3/2010		Owner takes a $5,000 withdrawal		$ 5,000	$ 114,000	$ 95,000	$ 114,000 (maximum of (A),(B))
Assume account value decreased by $14,000 due to negative investment performance.
	Adjusted withdrawal = withdrawal x	(GMDB MAV Base before withdrawal)
(account value before withdrawal)
= $5,000 x ($120,000/$100,000) = $6,000
5/10/10 anniversary value = 5/10/10 anniversary value before w/d — adjusted withdrawal
= $120,000 — $6,000 = $114,000
GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $114,000

9/22/2010		Owner takes a $40,000 withdrawal		$ 40,000	$ 76,000	$ 80,000	$ 80,000 (maximum of (A),(B))
Assume account value increased by $25,000 due to positive investment performance.
	Adjusted withdrawal = withdrawal x	(GMDB MAV Base before withdrawal)
(account value before withdrawal)
= $40,000 x ($114,000/$120,000)
= $38,000
5/10/10 anniversary value = 5/10/10 anniversary value before — adjusted withdrawal
= $114,000 — $38,000 = $76,000
GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $76,000

5/10/2011		Second contract anniversary			$ 76,000	$ 70,000	$ 76,000 (maximum of (A),(B))
Assume account value decreased by $10,000 due to negative investment performance.
5/10/10 anniversary value = $76,000
5/10/11 anniversary value = account value on 5/10/11 = $70,000
GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value =$76,000

Appendix C – Example of GMIB

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no investment in Restricted Subaccounts, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchases a Merrill Lynch Investor Choice Annuity® (B Class) Contract with the GMIB, and makes an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB Rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BASE	ANNUAL GMIB PAYMENTS**
5th	$ 127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$ 162,889	$ 10,184
15th	$ 207,893	$ 14,868
20th	$ 265,330	$ 21,715
25th***	$ 265,330	$ 24,516
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.
**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.
***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB charges previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

APPENDIX D – Example of GMWB

Example: You purchased a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on May 10, 2009 at the age of 72. You selected the Guaranteed Minimum Withdrawal Benefit rider. You make your first withdrawal on June 15, 2012 at the age of 75 and continue to take withdrawals each Contract Year as shown below. Your Guaranteed Lifetime Amount (GLA) and GMWB Base, based on hypothetical account values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

Transactions
Date			Prem.	Withdr.	Account Value	GMWB Base	GLA	Remaining GLA
5/10/2009	The contract is issued		$ 100,000		$ 100,000	$ 100,000	$ 5,500	$ 5,000
The Lifetime Income Percentage is 5.5% if a withdrawal were to be taken.
5/10/2012	Third contract anniversary				$ 120,000	$ 120,000	$ 7,200	$ 7,200
Assume account value increased by $20,000 due to positive investment performance and that this is the highest anniversary value since issue. The Lifetime Income Percentage is now 6.0% since You are age 75 and You have not taken any previous withdrawals.
6/15/2012	Owner takes a $7,200 withdrawal			$ 7,200	$ 103,000	$ 120,000	$ 7,200	$ —
Assume account value decreased by $9,800 to $110,200 due to negative investment performance. No adjustments apply since withdrawals have not exceeded the GLA during the contract year.
9/14/2012	Owner takes a $35,000 withdrawal			$ 35,000	$ 65,000	$ 65,000	$ 3,900	$ —
Assume account value decreased by $3,000 to $100,000 due to negative investment performance. The previous withdrawal equaled the GLA so entire withdrawal is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x	(GMWB Base before the excess withdrawal)
(account value before the excess withdrawal)
= ($35,000) x ($120,000 /$100,000) = $35,000 x (6/5)
= $42,000
	GMWB Base	= Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)
= Min ($120,000 — $42,000, $65,000) = $65,000
5/10/2013	Fourth contract anniversary				$ 66,000	$ 65,000	$ 3,900	$ 3,900
Assume account value increased by $1,000 to $66,000 due to positive investment performance.
Since this is not a 3rd Contract Anniversary, the GMWB Base is not reset to the higher value.
11/25/2013	Owner takes a $39,900 withdrawal			$ 39,900	$ 16,000	$ 16,000	$ 3,900	$ —
Assume account value decreased by $10,100 to $55,900 due to negative investment performance. No previous w/ds have been taken during the contract year so $36,000 is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x	(GMWB Base before the excess withdrawal)
(account value before the excess withdrawal)
= $36,000 x ($65,000 /($55,900 —$3,900)) = $36,000 x (5/4)
= $45,000
	GMWB Base	= Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)
= Min ($65,000 — $45,000, $55,900 — $39,900)
= Min ($20,000, $16,000) = $16,000
5/10/2021	Twelfth Contract Anniversary — Owner requests a $800 withdrawal			$ 800	$ —	*GMWB RIDER TERMINATED*

Assume withdrawals equal to the GLA have been taken each contract year and the Automatic Step-Up has not changed the GMWB Base. Assume account value has decreased by $15,200 to $800 due to withdrawals and negative investment performance. You receive the remaining $800 of account value and the Company pays You an additional $160. The GMWB Rider and Base Contract terminate. Lifetime monthly payments of $960 /12 = $80 are established with an Annuity Date of 5/10/2022.

Appendix E – GMIB and GMWB Investment Categories

GMIB and GMWB Investment Categories	Subaccounts
Large Cap	Invesco VI Basic Value, AllianceBernstein VPS Value, Davis Value, Dreyfus VIF Appreciation, Federated Capital Appreciation II, BlackRock S&P 500 Index VI, BlackRock Capital Appreciation VI, BlackRock Basic Value VI, BlackRock Large Cap Core VI, BlackRock Large Cap Growth VI, BlackRock Large Cap Value VI, Eaton Vance VT Large - Cap Value, Janus Aspen Forty, Oppenheimer Main Street/VA, Oppenheimer Capital Appreciation/VA, Pioneer Fund VCT, Invesco Van Kampen V.I. Comstock Fund, American Funds – AFIS Growth – Income, Transamerica WMC Diversified Growth VP
Mid Cap	Invesco VI Mid Cap Core Equity, Federated Kaufmann II, Janus Aspen - Enterprise, Transamerica Morgan Stanley Growth Opportunities VP
Small Cap	AllianceBernstein VPS Small / Mid Cap Value, BlackRock Value Opportunities VI, Oppenheimer Main Street Small - & Mid-Cap Fund®/ VA, Wanger USA, Transamerica Systematic Small/Mid Cap Value VP
International	AllianceBernstein VPS International Value, Pioneer Emerging Markets VCT, Templeton VIP Growth Securities, Templeton VIP Foreign Securities, BlackRock International Value VI, American Funds – AFIS International, Wanger International, BlackRock Global Opportunities VI
Balanced	BlackRock Global Allocation VI, American Funds – AFIS Asset Allocation
Money Market	BlackRock Money Market VI
Fixed Income	EatonVance VT Floating - Rate Income, BlackRock Total Return VI, BlackRock Government Income VI, BlackRock High Income VI, PIMCO Total Return, PIMCO Real Return, Pioneer High Yield VCT, American Funds – AFIS Bond, PIMCO VIT Low Duration
Alternative	PIMCO CommodityRealReturn® Strategy, Pioneer Real Estate Shares VCT, Transamerica AllianceBernstein Dynamic Allocation VP

Appendix F – GMWB Tax Examples

The following examples illustrate how we intend to tax report a $5,000 payment received by you at various stages under a Contract with a GMWB benefit. Assume the Guaranteed Lifetime Amount is also $5,000. It should be noted that all taxable amounts received under your Contract will be treated as ordinary income. Please note that the tax consequences associated with payments received in accordance with the GMWB are unclear and a tax advisor should be consulted.

(1)	Before annuity payments begin, earnings (or gains) come out first from the Contract and are taxable as ordinary income. Thus, if taken as a pre-annuity date withdrawal, the entire $5,000 payment will consist of taxable earnings until the account value is reduced to an amount below the greater of (i) the investment in the Contract (generally equal to the total premium payments); or (ii) the $5,000 Guaranteed Lifetime Amount.

(2)	Over time, as withdrawals are made from the Contract, the account value may be reduced to zero, but the GMWB benefit still guarantees that $5,000 will be paid each year. The tax treatment of a $5,000 withdrawal may differ as the account value approaches and reaches zero:

Example 1

Year during which account value goes to zero

Assume the account value is $500. $500 of the withdrawal will be from the account value and $4,500 will be part of the GMWB benefit. If the investment in the Contract at the time of payment is $1,000, we will report $4,000 as taxable gain and we will reduce the investment in Contract to zero. Investment in the Contract after the payment equals zero.

Years after account value goes to zero

Full amount of the $5,000 payment is taxed as gain, because investment in the Contract is now zero.

Example 2

Year during which account value goes to zero

Assuming again an account value of $500, $500 of the withdrawal will be taken from the account value and $4,500 will be paid to you as part of the GMWB benefit. If investment in the Contract at the time of payment is $15,000, we will report the entire $5,000 payment as a nontaxable return of premiums, because investment in the Contract is greater than both the guaranteed lifetime payment and the account value. Investment in the Contract immediately after the payment would be reduced by the full amount of the nontaxable payment received by you, to $10,000.

Years after account value goes to zero

Assume the expected return under the Contract is $91,000 ($5,000 each year times the life expectancy of the covered person). The exclusion ratio for the annual $5,000 guaranteed lifetime payments will be 11 percent (which is calculated by dividing the investment in the Contract of $10,000 by the expected return of $91,000). Thus, $4,450 will be reported as taxable income and $550 may be excluded from each annual payment of $5000 until the entire $10,000 investment in the Contract is recovered. After the entire investment in the Contract is recovered, the full amount of each guaranteed lifetime payment will be taxable

ML of New York Variable Annuity

Separate Account A (the “Separate Account”)

Flexible Premium Individual Deferred

Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

of New York

Home Office: 440 Mamaroneck Avenue

Harrison, New York 10528

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 333-6524

offered through

Transamerica Capital, Inc.

Statement of Additional Information May 1, 2011 Merrill Lynch Investor Choice Annuity® (Investor Series)

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long-term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company of New York (“Transamerica of New York”) on a nonqualified basis. It may not be issued as an IRA, Roth IRA, tax-sheltered annuity, SEP IRA, SIMPLE IRA, or purchased through an established tax-qualified custodial account or in connection with a qualified retirement plan or Section 457(b) plan.

This Statement of Additional Information is not a prospectus and should be read together with the Contract’s Prospectus dated May 1, 2011, which is available on request and without charge by writing to or calling Transamerica of New York at the Service Center address or phone number set forth above.

1

Other Information

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008 Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of Aegon USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the year ended December 31, 2008 MLPF&S received $576,032 in commissions. For the years ended December 31, 2010, 2009 and 2008, Transamerica Capital, Inc. received $416,303, $469,599 and $184,505, respectively in commissions.

Financial Statements

The financial statements of Transamerica of New York included in this Statement of Additional Information should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Transamerica of New York to meet any obligations it may have under the Contract.

Administrative Services Arrangements

Transamerica of New York entered into a Service Agreement with its former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”), pursuant to which Transamerica of New York can arrange for MLIG to provide directly or through affiliates certain services. Pursuant to this agreement, Transamerica of New York has arranged for MLIG to provide administrative services for the Separate Account and the Contracts, and MLIG, in turn, has arranged for a subsidiary, Merrill Lynch Insurance Group Services, Inc. (“MLIG Services”), to provide these services. Compensation for these services, which will be paid by Transamerica of New York, will be based on the charges and expenses incurred by MLIG Services, and will reflect MLIG Services’ actual costs. For the years ended December 31, 2010, 2009, and 2008, $177,174, $435,918, and $769,834 , respectively, in administrative services fees were paid.

2

Calculation of Yields and Total Returns

Money Market Yield

From time to time, Transamerica of New York may quote in advertisements and sales literature the current annualized yield for the BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Funds or on their respective portfolio securities. On a Class-specific basis, the current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and (2) the annual contract fee. For purposes of calculating current yield for a Contract, an average per unit contract fee is used. Based on our current estimates of anticipated contract size, we have assumed the average per unit contract fee to be 0.05%. On a Class-specific basis, current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

Transamerica of New York also may quote the effective yield of the BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. On a Class-specific basis, the effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))(365/7) – 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yields for the subaccount are affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund, and the Fund’s operating expenses. Yields on amounts held in the BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

3

Other Subaccount Yields

From time to time, Transamerica of New York may quote in sales literature or advertisements the current annualized yield of one or more of the subaccounts (other than the BlackRock Money Market V.I. Subaccount) for a Contract for a 30-day or one-month period on a Class-specific basis. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. On a Class-specific basis, the yield is computed by: (1) dividing the net investment income of the Fund attributable to the subaccount units less subaccount expenses for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the current asset-based insurance charge for each Class and subaccount (1.15% to 1.40% for the B Class; 1.50% to 1.75% for the C Class; 1.35% to 1.60% for the L Class; and 1.55% to 1.80% for the XC Class); and the annual contract fee. For purposes of calculating the 30-day or one-month yield, an average contract fee per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the 30-day or one-month yield is calculated according to the following formula:

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)(6) – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month.

Currently, Transamerica of New York may quote yields on bond subaccounts. Because of the charges and deductions imposed under the Contracts, the yield for a subaccount will be lower than the yield for the corresponding Fund.

The yields on the amounts held in the subaccounts normally will fluctuate over time. Therefore, a disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yields are affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the surrender charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the applicable surrender charge period. A surrender charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica of New York also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time on a Class-specific basis. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period. Total returns do not reflect any rider charges or bonus amounts if applicable.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation.

4

Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under each Class of the Contract to the redemption value or that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end. Average annual total returns are calculated for each Class using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the current asset-based insurance charge for each Class and subaccount, and the contract fee, and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the surrender charge if applicable. Total returns for the XC Class do not reflect the addition of bonus amounts. Total returns do not reflect any rider charges. For purposes of calculating total return, an average per dollar contract fee attributable to the hypothetical account for the period is used. Based on our current estimates of anticipated contract size, we have assumed the average contract fee to be 0.05%. On a Class-specific basis, the average annual total return is then calculated according to the following formula:

TR = ((ERV/P)(1/N)) – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the asset-based insurance charge and contract fee).

ERV	=	the ending redeemable value (net of any applicable surrender charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica of New York also may quote in sales literature or advertisements Class-specific total returns for other periods or that do not reflect the surrender charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any surrender charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

From time to time, Transamerica of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from a specified subaccount to one or more designated subaccounts under a dollar cost averaging program. Transamerica of New York also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract on a Class-specific basis assuming participation in an asset allocation or rebalancing program. These returns will reflect the performance of the affected subaccount(s) on a Class-specific basis for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of the charges described above except for the surrender charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in a specified subaccount (the “DCA subaccount”) at the beginning of that period and monthly transfers of a portion of the account value from the DCA subaccount to designated other subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the account value that remains invested in the DCA subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated other subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the surrender charge.

Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

5

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company of New York

(a wholly owned subsidiary of AEGON USA, LLC)

Year Ended December 31, 2010

Transamerica Advisors Life Insurance Company of New York

(a wholly owned subsidiary of AEGON USA, LLC)

Financial Statements

Year Ended December 31, 2010

[ERNST & YOUNG LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company of New York

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company of New York as of December 31, 2010 and 2009, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company of New York at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in response to new accounting standards, the Company changed its method of accounting for other-than-temporary impairments effective April 1, 2009.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 25, 2011

1

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31
(dollars in thousands, except share data)	2010	2009

ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2010 - $137,198; 2009 - $109,621)	$145,547	$112,792
Fixed maturity trading securities	1,295	1,135
Equity available-for-sale securities, at estimated fair value (cost: 2010 - $80; 2009 - $80)	66	57
Policy loans	58,839	63,045

Total investments	205,747	177,029

Cash and cash equivalents	28,617	49,423
Accrued investment income	3,159	2,706
Deferred policy acquisition costs	364	360
Deferred sales inducements	133	130
Value of business acquired	29,639	30,982
Goodwill	500	500
Federal income taxes - current	113	—
Reinsurance receivables	171	1,782
Receivable for investments sold - net	13	65
Other assets	3,498	2,624
Separate Accounts assets	636,012	644,149

Total Assets	$907,966	$909,750

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$115,096	$125,329
Future policy benefits	17,439	18,486
Claims and claims settlement expenses	3,359	1,918

Total policyholder liabilities and accruals	135,894	145,733

Other policyholder funds	594	157
Federal income taxes - current	—	368
Federal income taxes - deferred	1,317	618
Affiliated payables - net	148	235
Other liabilities	839	932
Separate Accounts liabilities	636,012	644,149

Total Liabilities	774,804	792,192

Stockholder’s Equity
Common stock ($10 par value; 220,000 shares authorized, issued and outstanding)	2,200	2,200
Additional paid-in capital	128,638	128,638
Accumulated other comprehensive income, net of taxes	5,549	2,050
Retained deficit	(3,225)	(15,330)

Total Stockholder’s Equity	133,162	117,558

Total Liabilities and Stockholder’s Equity	$907,966	$909,750

See Notes to Financial Statements

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

Revenues
Policy charge revenue	$14,586	$14,774	$18,531
Net investment income	10,450	9,900	11,066
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	(212)	(942)	(520)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	164	—	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	—	33	—

Net other-than-temporary impairment losses on securities recognized in income	(48)	(909)	(520)
Net realized investment gains (losses), excluding other-than-temporary impairment losses on securities	914	(2,054)	1,302

Net realized investment gains (losses)	866	(2,963)	782

Total Revenues	25,902	21,711	30,379

Benefits and Expenses
Interest credited to policyholder liabilities	6,040	6,597	6,180
Policy benefits (net of reinsurance recoveries: 2010 - $440; 2009 - $61; 2008 - $496)	1,817	3,278	2,625
Reinsurance premium ceded	707	383	1,404
Amortization of deferred policy acquisition costs	2	117	31
Amortization and impairment of value of business acquired	1,246	10,800	9,025
Amortization of other intangibles	—	—	368
Impairment charges	—	—	9,879
Insurance expenses and taxes	5,192	5,980	5,544

Total Benefits and Expenses	15,004	27,155	35,056

Income (Loss) Before Taxes	10,898	(5,444)	(4,677)

Federal Income Tax Expense (Benefit)
Current	20	561	—
Deferred	(1,227)	176	(2,464)

Federal Income Tax Expense (Benefit)	(1,207)	737	(2,464)

Net Income (Loss)	$12,105	$(6,181)	$(2,213)

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

Net Income (Loss)	$12,105	$(6,181)	$(2,213)

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains arising during the period	5,990	12,600	(12,246)
Reclassification adjustment for (gains) losses included in net income	(478)	2,629	—

	5,512	15,229	(12,246)

Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	(164)	—	—
Change in previously recognized unrealized other-than-temporary impairments	23	79	—
Reclassification adjustment for other-than-temporary impairments included in net income	—	(33)	—

	(141)	46	—

Adjustments
Policyholder liabilities	119	333	(83)
Deferred policy acquisition costs	—	38	(38)
Value of business acquired	(65)	392	(454)
Deferred federal income taxes	(1,926)	(5,591)	4,488

	(1,872)	(4,828)	3,913

Total other comprehensive income (loss), net of taxes	3,499	10,447	(8,333)

Comprehensive Income (Loss)	$15,604	$4,266	$(10,546)

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

Common Stock	$2,200	$2,200	$2,200

Additional Paid-in Capital	$128,638	$128,638	$128,638

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$2,050	$(8,333)	$—
Total other comprehensive income (loss), net of taxes	3,499	10,447	(8,333)
Cumulative effect of adoption of other-than-temporary impairment guidance	—	(64)	—

Balance at end of year	$5,549	$2,050	$(8,333)

Retained Earnings (Deficit)
Balance at beginning of year	$(15,330)	$(9,213)	$—
Net income (loss)	12,105	(6,181)	(2,213)
Cumulative effect of adoption of other-than-temporary impairment guidance	—	64	—
Cash dividend paid to AEGON USA, LLC	—	—	(7,000)

Balance at end of year	$(3,225)	$(15,330)	$(9,213)

Total Stockholder’s Equity	$133,162	$117,558	$113,292

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$12,105	$(6,181)	$(2,213)
Adjustment to reconcile net income (loss) to net cash and cash equivalents provided by operating activities:
Changes in:
Deferred policy acquisition costs	(4)	51	(411)
Deferred sales inducements	(3)	35	(165)
Value of business acquired	1,246	10,800	9,025
Other intangibles	—	—	368
Benefit reserves	(1,729)	(598)	(1,290)
Federal income tax accruals	(1,708)	1,986	(3,178)
Claims and claims settlement expenses	1,441	(178)	(2,522)
Other policyholder funds	437	(47)	(785)
Other operating assets and liabilities, net	156	1,968	1,091
Amortization (accretion) of investments	55	(188)	(64)
Impairment charges	—	—	9,879
Interest credited to policyholder liabilities	6,040	6,597	6,180
Net increase in fixed maturity trading securities	(160)	—	—
Net realized investment (gains) losses	(866)	2,963	(782)

Net cash and cash equivalents provided by operating activities	17,010	17,208	15,133

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities	34,285	28,544	32,068
Maturities of available-for-sale securities	9,025	12,358	36,215
Purchases of available-for-sale securities	(69,238)	(24,370)	(95,749)
Net settlements on futures contracts	(806)	(1,849)	1,273
Policy loans on insurance contracts, net	4,206	4,342	1,778
Other	183	—	—

Net cash and cash equivalents provided by (used in) investing activities	(22,345)	19,025	(24,415)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	596	2,907	9,090
Policyholder withdrawals	(16,067)	(19,690)	(23,241)
Cash dividend paid to AEGON USA, LLC	—	—	(7,000)

Net cash and cash equivalents used in financing activities	(15,471)	(16,783)	(21,151)

Net increase (decrease) in cash and cash equivalents (1)	(20,806)	19,450	(30,433)
Cash and cash equivalents, beginning of year	49,423	29,973	60,406

Cash and cash equivalents, end of year	$28,617	$49,423	$29,973

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2010 - $2; 2009 - $0; 2008 - $6); interest paid (2010 - $2; 2009 - $1; 2008 - $9); federal income taxes paid (2010 - $805; 2009 - $100; 2008 - $1,443); and federal income taxes received (2010 - $307; 2009 - $1,350; 2008 - $729)

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

Transamerica Advisors Life Insurance Company of New York (“TALNY” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). Prior to July 1, 2010, the Company was known as ML Life Insurance Company of New York (“MLLICNY”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to December 28, 2007, the Company was an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co”).

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of New York and is currently licensed to sell insurance and annuities in nine states. During 2009, the Company, in addition to no longer issuing life insurance products, ceased issuing variable annuity and market value adjusted annuity products.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior year.

Accounting Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company holds fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. The Company’s valuation policy dictates that publicly available prices are initially sought from several third party pricing services. In the event that pricing is not available from these services, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Each month, the Company performs an analysis of the information obtained from third party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification.

7

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

If management determines that a decline in the value of an available-for-sale security is other-than-temporary, an impairment loss is recognized. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e. company announcements, ratings agency announcements, or news wire services). For equity securities, the Company also considers the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For debt securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For debt securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of available-for-sale debt securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivative Instruments

Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. All derivatives recognized on the Balance Sheets are carried at fair value. All changes in fair value are recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, are calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures occur daily.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

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Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 4 to the Financial Statements for further discussion.

DAC

Policy acquisition costs for variable annuities are deferred and amortized based on the estimated future gross profits for each group of contracts. Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Income are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2010 and 2009, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2010 and 2009, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

The short-term equity growth rate and the long-term growth rate for the amortization of VOBA, DAC and DSI were as follows:

	December 31,
	2010	2009	2008

Gross short-term equity growth rate for five years	9.00%	7.25%	15.00%

Gross long-term growth rate	9.00%	9.00%	9.00%

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Other Intangibles

Other intangible assets were comprised of a distribution agreement, a trade name and a non-compete agreement. At December 31, 2008, the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co distribution channel instead of continuing to sell new variable annuities on the Company. As a result of this decision, an impairment charge was taken for the entire unamortized other intangible balance at December 31, 2008. Prior to December 31, 2008, the trade name and the non-compete agreements were amortized on a straight-line basis over their useful life of five years. The distribution intangible was amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which was thirty years. The entire asset amount had been allocated to annuities. See Note 4 to the Financial Statements for further discussion.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. At December 31, 2008, the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co distribution channel instead of continuing to sell new variable annuities on the Company. As a result of this decision, an impairment charge was taken for the majority of the goodwill balance except for the amount related to the Company’s state licenses at December 31, 2008. See Note 4 to the Financial Statements for further discussion.

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2010	2009
Interest-sensitive life products	4.00%	4.00%
Interest-sensitive deferred annuities	3.00% - 6.15%	3.00% - 6.80%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 5 of the Financial Statements.

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Interest rates used in establishing such liabilities are as follows:

	2010	2009
Interest rates used for liabilities	2.55% - 5.75%	2.55% - 5.75%

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Federal Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures

The Company adopted guidance (Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements) which included new disclosures and clarifications of existing disclosures about fair value measurements for the period ended March 31, 2010. The guidance requires disclosure of significant transfers in and out of Levels 1 and 2 of the fair value hierarchy and reasons for the transfers. Additionally, the ASU clarifies the level of disaggregation for fair value disclosures, requiring disclosures for each class of assets and liabilities. The guidance clarified that a reporting entity should provide

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disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

ASC 310, Receivables

The Company adopted guidance (ASU 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses) which requires new and expanded financial statement disclosures for the period ended December 31, 2010. An entity is required to provide qualitative and quantitative disclosures about the allowance for credit losses, credit quality, impaired loans, modifications, and nonaccrual and past due financing receivables. In addition, the disclosures must be disaggregated by portfolio segment or class of financing receivable based on how a company develops its allowance for credit losses and how it manages its credit exposure. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

Accounting Guidance Adopted in 2009

ASC 105, Generally Accepted Accounting Principles

The Company adopted guidance that established the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“Codification”) as the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities for the period ended September 30, 2009. All guidance contained in the Codification carries an equal level of authority. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

ASC 320, Investments —Debt and Equity Securities

The Company adopted guidance that made other-than-temporary impairment (“OTTI”) guidance for debt securities more operational and improved the presentation and disclosure of OTTI on debt and equity securities in the financial statements for the period ended June 30, 2009. The adoption resulted in a net increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $64 at June 30, 2009.

ASC 820, Fair Value Measurements and Disclosures

•

The Company adopted guidance on measuring the fair value of certain alternative investments (i.e., investments in hedge funds, private equity funds, venture capital funds, offshore fund vehicles, funds of funds, and real estate funds) for the period ended December 31, 2009 (ASU 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)). The adoption did not have a material impact on the Company’s financial statements.

•

The Company adopted guidance, for the period ended December 31, 2009, which clarified that when a quoted price in an active market for an identical liability is not available, an entity should measure fair value using one of the following approaches that maximizes the use of relevant observable inputs and minimizes the use of unobservable inputs: a) a valuation technique that uses the quoted price of the identical liability when traded as an asset; b) a valuation technique that uses quoted prices for similar liabilities or similar liabilities when traded as assets; or c) another valuation technique that is consistent with fair value measurement guidance (e.g., income approach or a market approach) (ASU 2009-05, Measuring Liabilities at Fair Value). The adoption did not have a material impact on the Company’s financial statements.

•

The Company adopted guidance for estimating fair value when the volume and level of activity for an asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly for the period ended June 30, 2009. The guidance provides a list of factors that an entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared to normal market activity for that asset or liability. The guidance also requires interim disclosures of the inputs and valuation techniques used to measure fair value and disclosure of any changes to those inputs and valuation techniques during the period. The adoption did not have a material impact on the Company’s financial statements.

•

The Company adopted guidance requiring disclosures about fair value of financial instruments in interim reporting periods as well as annual periods for the period ended June 30, 2009. The guidance requires an entity to disclose the methods and significant assumptions used to estimate fair value of financial instruments and to describe changes, if any, to those methods and assumptions during the period. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

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ASC 855, Subsequent Events

The Company adopted guidance that established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued for the period ended June 30, 2009. In addition, the Company adopted revised guidance as of the period ended December 31, 2009, which eliminated the requirement for entities that file or furnish financial statements to the Securities Exchange Commission (“SEC”) to disclose the date through which subsequent events have been evaluated. The adoption did not impact the Company’s results of operations or financial position.

ASC 815, Derivatives and Hedging

On January 1, 2009, the Company adopted guidance that amended and expanded the disclosure requirements related to derivative instruments and hedging activities to provide users of financial statements with an enhanced understanding of a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The adoption did not impact the Company’s results of operations or financial position.

ASC 805, Business Combinations

On January 1, 2009, the Company adopted guidance that established the principles and requirements for how the acquirer in a business combination: a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. The adoption did not have a material impact on the results of operation or financial position.

ASC 350, Intangibles—Goodwill and Other

On January 1, 2009, the Company adopted guidance that amended the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. The adoption did not impact the Company’s results of operations or financial position.

Future Adoption of Accounting Guidance

ASC 820, Fair Value Measurements and Disclosures

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements, which requires separate presentation of information about purchases, sales, issuances, and settlements in the Level 3 reconciliation for fair value measurements using significant unobservable inputs. This disclosure requirement is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010. The Company will adopt the guidance on January 1, 2011, which affects disclosures and therefore will not impact the Company’s results of operations or financial position.

ASC 944, Financial Services - Insurance

•

In April 2010, the FASB issued ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments. This guidance clarifies that an insurance entity should not consider any separate account interest held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning January 1, 2011 with early adoption permitted with the guidance applied retrospectively to all prior periods upon the date of adoption. The Company will adopt the guidance on January 1, 2011 and does not expect this to have a material impact to the Company’s results of operations and financial position.

•

In October 2010, the FASB issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. This guidance modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet

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capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and is currently evaluating the impact to the Company’s results of operations and financial position.

ASC 350, Intangibles—Goodwill and Other

In December 2010, the FASB issued ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, which requires entities with a zero or negative carrying value to assess, considering qualitative factors, whether it is more likely than not that a goodwill impairment exists. If an entity concludes that it is more likely than not that a goodwill impairment exists, the entity must perform step 2 of the goodwill impairment test. The guidance is effective for impairment tests performed during entities’ fiscal years, and interim periods within those years, that begin after December 15, 2010. The Company will adopt the guidance on January 1, 2011 and does not expect this to have a material impact to the Company’s results of operations and financial position.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels as of the beginning of the quarter.

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The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$106,361	$—	$106,361
Asset-backed securities	—	4,434	—	4,434
Commercial mortgage-backed securities	—	27,232	—	27,232
Residential mortgage-backed securities	—	1,202	—	1,202
Government and government agencies
United States	2,936	—	—	2,936
Foreign	2,401	981	—	3,382

Total fixed maturity AFS securities (a)	5,337	140,210	—	145,547
Fixed maturity trading securities - corporate securities (a)	—	1,295	—	1,295
Equity securities - banking securities (a)	—	66	—	66
Cash equivalents (b)	—	29,722	—	29,722
Separate Accounts assets (c)	636,012	—	—	636,012

Total assets	$641,349	$171,293	$—	$812,642

Liabilities
Future policy benefits (embedded derivatives only) (d)	$—	$—	$(4,973)	$(4,973)

Total liabilities	$—	$—	$(4,973)	$(4,973)

	December 31, 2009
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$64,349	$—	$64,349
Asset-backed securities	—	4,998	2,216	7,214
Commercial mortgage-backed securities	—	25,528	—	25,528
Residential mortgage-backed securities	—	9,115	—	9,115
Government and government agencies
United States	3,134	—	—	3,134
Foreign	2,193	1,259	—	3,452

Total fixed maturity AFS securities (a)	5,327	105,249	2,216	112,792
Fixed maturity trading securities - corporate securities (a)	—	1,135	—	1,135
Equity securities - banking securities (a)	—	57	—	57
Cash equivalents (b)	—	47,114	—	47,114
Separate Accounts assets (c)	644,149	—	—	644,149

Total assets	$649,476	$153,555	$2,216	$805,247

Liabilities
Future policy benefits (embedded derivatives only) (d)	$—	$—	$(4,482)	$(4,482)

Total liabilities	$—	$—	$(4,482)	$(4,482)

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(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities include highly liquid U.S. Treasury and U.S. Government Agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Level 2 securities include fixed maturity securities and preferred stock for which the Company utilized pricing services and corroborated broker quotes. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.
(c)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(d)	The Company issued contracts containing guaranteed minimum withdrawal benefits riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host variable annuity contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

During 2010, there were no transfers between Level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2010 and 2009:

	December 31,
Fixed maturity AFS securities	2010	2009
Balance at beginning of period (a)	$2,216	$5,108

Change in unrealized gains (losses) (b)	22	(125)
Sales	(29)	(432)
Transfers into Level 3	—	2,768
Transfers out of Level 3	(2,213)	(5,108)
Changes in valuation (c)	4	5

Balance at end of period (a)	$—	$2,216

(a)	Recorded as a component of fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 securities at December 31, 2010 and 2009 is primarily due to an increase in market activity and availability of market observable data (Level 2).

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors).

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For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 24.8% at December 31, 2010 and 25.3% at December 31, 2009. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2010 and 2009:

	December 31, 2010		December 31, 2009
	GMWB	GMIB Reinsurance	GMWB	GMIB Reinsurance

Balance at beginning of period (b)	$1,263	$(5,745)	$4,270	$(7,449)

Changes in interest rates (a)	527	(799)	(1,377)	1,212
Changes in equity markets (a)	28	315	(1,665)	1,230
Other (a)	(1,289)	727	35	(738)

Balance at end of period (b)	$529	$(5,502)	$1,263	$(5,745)

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2010, the decrease in the GMWB and GMIB reinsurance reserves was principally driven by a decline in risk neutral rates and updated policyholder behavior assumptions partially offset by improved equity markets. In 2009, the change in GMWB and GMIB reinsurance was driven by the increase in risk neutral rates, improved equity markets, and policyholder behavior assumption updates, slightly offset by a lower credit spread.

Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2010 and 2009 were:

	December 31, 2010
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$100,552	$6,198	$(389)	$106,361
Asset-backed securities	4,286	148	—	4,434
Commercial mortgage-backed securities	24,859	2,373	—	27,232
Residential mortgage-backed securities	1,320	23	(141)	1,202
Government and government agencies
United States	2,986	58	(108)	2,936
Foreign	3,195	275	(88)	3,382

Total fixed maturity AFS securities	$137,198	$9,075	$(726)	$145,547

Equity securities - preferred stocks
Banking securities	$80	$—	$(14)	$66

Total equity securities	$80	$—	$(14)	$66

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	December 31, 2009
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$60,896	$3,609	$(156)	$64,349
Asset-backed securities	7,179	240	(205)	7,214
Commercial mortgage-backed securities	25,788	363	(623)	25,528
Residential mortgage-backed securities	9,024	331	(240)	9,115
Government and government agencies
United States	3,194	1	(61)	3,134
Foreign	3,540	92	(180)	3,452

Total fixed maturity AFS securities	$109,621	$4,636	$(1,465)	$112,792

Equity securities - preferred stocks
Banking securities	$80	$—	$(23)	$57

Total equity securities	$80	$—	$(23)	$57

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI -OTTI.

Excluding investments in United States government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2010 and 2009 were:

	December 31, 2010		December 31, 2009
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$132,510	$140,665	$104,663	$107,939
Below investment grade	4,688	4,882	4,958	4,853

Total fixed maturity AFS securities	$137,198	$145,547	$109,621	$112,792

At December 31, 2010 and 2009, the estimated fair value of fixed maturity securities rated BBB- were $11,174 and $3,718, respectively, which is the lowest investment grade rating given by Standard & Poor’s (“S&P”).

18

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2010 and 2009 by contractual maturities were:

	December 31, 2010		December 31, 2009
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$415	$417	$4,486	$4,511
Due after one year through five years	30,148	31,240	18,774	19,517
Due after five years through ten years	65,964	70,502	37,584	40,129
Due after ten years	10,206	10,520	6,785	6,777

	106,733	112,679	67,629	70,934
Mortgage-backed securities and other asset-backed securities	30,465	32,868	41,992	41,858

Total fixed maturity AFS securities	$137,198	$145,547	$109,621	$112,792

In the preceding table fixed maturity securities not due at a single maturity date, have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company had investment securities with an estimated fair value of $951 and $909 that were deposited with insurance regulatory authorities at December 31, 2010 and 2009, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities are classified as available-for-sale and are carried at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$9,862	$10,238	$(376)
Residential mortgage-backed securities	3	3	—
Government and government agencies - United States	921	1,029	(108)

Total fixed maturity and equity securities	10,786	11,270	(484)

Greater than one year
Fixed maturity AFS securities
Corporate securities	771	784	(13)
Residential mortgage-backed securities	812	953	(141)
Government and government agencies - foreign	373	461	(88)
Equity securities - banking securities	66	80	(14)

Total fixed maturity and equity securities	2,022	2,278	(256)

Total fixed maturity and equity securities	$12,808	$13,548	$(740)

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	December 31, 2009
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$998	$998	$—
Residential mortgage-backed securities	35	35	—
Government and government agencies
United States	1,883	1,883	—
Foreign	2,193	2,281	(88)

Total fixed maturity and equity securities	5,109	5,197	(88)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	281	315	(34)
Asset-backed securities	653	690	(37)
Government and government agencies - United States	1,000	1,061	(61)

Total fixed maturity and equity securities	1,934	2,066	(132)

Greater than one year
Fixed maturity AFS securities
Corporate securities	3,138	3,260	(121)
Asset-backed securities	1,563	1,731	(168)
Commercial mortgage-backed securities	5,955	6,579	(624)
Residential mortgage-backed securities	908	1,148	(240)
Government and government agencies - foreign	368	459	(91)
Equity securities - banking securities	57	80	(23)

Total fixed maturity and equity securities	11,989	13,257	(1,268)

Total fixed maturity and equity securities	$19,031	$20,520	$(1,488)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 11 and 29 at December 31, 2010 and 2009, respectively.

At December 31, 2010 there were no securities whose fair value had declined below amortized cost by greater than 20%. At December 31 2009, the estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% was as follows:

	December 31, 2009
	Estimated Fair Value	Gross Unrealized Losses/OTTI (1)	Number of Securities
Decline > 20%
Greater than one year	$2,407	$(714)	4

Total	$2,407	$(714)	4

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Unrealized gains (losses) incurred during the year ended December 31, 2010 and 2009 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. As the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, the Company did not consider these securities to be other-than-temporarily impaired.

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The components of net unrealized gain (loss) and OTTI included in accumulated other comprehensive income, net of taxes, at December 31, 2010 and 2009 was as follows:

	December 31,
	2010	2009
Assets
Fixed maturity securities	$8,349	$2,987
Equity securities	(14)	(23)
VOBA	(127)	(62)

	8,208	2,902

Liabilities
Policyholder account balances	369	251
Federal income taxes - deferred	(3,028)	(1,103)

	(2,659)	(852)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$5,549	$2,050

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive income (loss), net of taxes.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2010 and 2009 was $58,839 and $63,045, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivatives

The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves. Net settlements on the futures occur daily. At December 31, 2010, the Company had 20 outstanding short futures contracts with a notional value of $6,265. At December 31, 2009, the Company had 20 outstanding short futures contracts with a notional value of $5,554.

Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2010	2009	2008
Fixed maturity AFS securities	$7,530	$6,643	$6,215
Fixed maturity trading securities	64	88	111
Policy loans	3,001	3,180	3,279
Cash and cash equivalents	46	178	1,638
Equity securities	4	12	38
Other	5	—	—

Gross investment income	10,650	10,101	11,281
Less investment expenses	(200)	(201)	(215)

Net investment income	$10,450	$9,900	$11,066

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Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the years ended December 31 were as follows:

	2010	2009	2008
Proceeds	$34,285	$28,544	$32,068
Gross realized investment gains	1,840	564	461
Gross realized investment losses	(87)	(735)	(481)

Proceeds on AFS securities sold at a realized loss	2,599	7,878	18,277

Net realized investment gains (losses) for the years ended December 31 were as follows:

	2010	2009	2008
Fixed maturity securities	$1,704	$(904)	$(628)
Equity securities	—	(177)	(15)
Derivatives	(806)	(1,849)	1,273
Associated amortization expense of VOBA	(32)	(33)	152

Net realized investment gains (losses)	$866	$(2,963)	$782

OTTI

If management determines that a decline in the value of an available-for-sale equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

The Company adopted revised guidance for the recognition and presentation of OTTI in 2009. As permitted by the guidance, the Company recorded an increase of $64 to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on the Statement of Stockholder’s Equity to reclassify the non credit portion of previously other-than-temporarily impaired available-for-sale securities held at April 1, 2009. The following summarizes the components for this cumulative effect adjustment:

	Unrealized OTTI on Available- For-Sale Securities	Net Unrealized Loss on Available- For-Sale Securities	Total Cumulative Effect Adjustment in OCI
Increase in amortized cost of available-for-sale securities	$70	$131	$201
Change in VOBA	—	(102)	(102)
Income tax	(24)	(11)	(35)

Net cumulative effect adjustment	$46	$18	$64

The cumulative effect adjustment was calculated for all available-for-sale securities held at April 1, 2009, for which an OTTI was previously recognized, but at April 1, 2009, the Company did not intend to sell the security and it was not more likely than not that the Company would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received at April 1, 2009, to the amortized cost basis of the available-for-sale securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective available-for-sale security in effect before recognizing any OTTI. In addition, because the carrying amounts of VOBA are adjusted for the effects of realized and unrealized gains and losses on available-for-sale securities, the Company recognized a true-up to the VOBA balances for this cumulative effect adjustment.

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The following table summarizes the increase to the amortized cost of the available-for-sale securities as of April 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Fixed maturity securities
Corporate securities	$200
Government and government agencies - United States	1

Total fixed maturity securities	$201

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	2010	2009
Balance at beginning of period	$—	$—
Credit losses remaining in retained earnings related to adoption of revised guidance on OTTI (ASC 320)	—	69
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	(69)
Credit loss impairment recognized in the current period on securities not previously impaired	48	—
Accretion of credit loss impairments previously recognized	(23)	(2)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	—	(1)
Accretion previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	3

Balance at end of period	$25	$—

The components of OTTI reflected in the Statements of Income for the years ended December 31 was as follows:

	December 31, 2010			December 31, 2009
	OTTI Losses on Securities	Net OTTI Loss Recognized in OCI	Net OTTI Losses Recognized in Income	OTTI Losses on Securities	Net OTTI Loss Recognized in OCI	Net OTTI Losses Recognized in Income
Gross OTTI losses	$212	$164	$48	$909	$—	$909
VOBA	—	—	—	—	—	—

Net OTTI Losses	$212	$164	$48	$909	$—	$909

For the year ended December 31, 2010, the Company recorded impairment losses of $48 with no VOBA amortization. The impairment losses were principally the result of the Company impairing its holding of a 2005 vintage residential mortgage-backed security in the second quarter due to an adverse change in cash flows. For the year ended December 31, 2009, the Company recorded impairment losses of $909 with no VOBA amortization. Included in the 2009 impairment losses was $70 related to the non credit impairments previously recorded in income during the first quarter of 2009 prior to adoption of the revised OTTI guidance. For the year ended December 31, 2008, the Company recorded gross impairments of $606 and associated VOBA amortization of $106.

Note 4. VOBA, DAC, DSI, Other Intangibles and Goodwill

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

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The short-term equity growth rate and the long-term growth rate for the amortization of VOBA, DAC and DSI were as follows:

	December 31,
	2010	2009	2008

Gross short-term equity growth rate for five years	9.00%	7.25%	15.00%

Gross long-term growth rate	9.00%	9.00%	9.00%

The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2010	2009
Balance at beginning of year	$30,982	$41,525

Amortization expense	(1,816)	(3,116)
Unlocking	570	(519)
Impairment charge	—	(7,165)
Adjustment related to realized (gains) losses on investments and OTTI	(32)	(33)
Adjustment related to unrealized (gains) losses and OTTI on investments	(65)	290

Balance at end of year	$29,639	$30,982

Overall positive gross profits in 2010 and 2009 resulted in amortization expense. Favorable unlocking during 2010 was primarily driven by the favorable equity market in the latter half of the year, while in 2009 poor equity market performance during the first quarter resulted in unfavorable unlocking. In addition, during 2009, an impairment charge was recorded as estimated future gross profits were less than the unamortized balance at March 31, 2009.

The estimated future amortization of VOBA from 2011 to 2015 is as follows:

2011	$2,582
2012	$2,347
2013	$2,277
2014	$2,189
2015	$2,048

DAC and DSI

The carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2009	$373	$165

Capitalization	65	5
Amortization expense	(139)	(53)
Unlocking	22	13
Adjustment related to unrealized gains and OTTI on investments	39	—

Balance, December 31, 2009	360	130

Capitalization	7	5
Amortization expense	(10)	(3)
Unlocking	7	1

Balance, December 31, 2010	$364	$133

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Other intangibles and Goodwill

Other intangibles were comprised of a distribution agreement, the trade name and the non-compete agreement. At December 31, 2008, the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co distribution channel instead of continuing to sell new variable annuities on the Company. As a result of this decision, an impairment charge was taken for the entire unamortized other intangible balance ($6,783) and the majority of the goodwill balance ($3,096) except for the amount related to the Company’s state licenses at December 31, 2008.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to September 30, 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a guaranteed minimum withdrawal benefit (“GMWB”). Information regarding the general characteristics of each guaranteed benefit type is provided below:

•

In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•

In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•

Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

2010	GMDB	GMIB	GMWB
Net amount at risk (a)	$46,702	$155	$3,207

Average attained age of contract owners	71	63	75

Weighted average period remaining until expected annuitization	n/a	4.1 yrs	n/a

2009
Net amount at risk (a)	$84,102	$337	$4,871

Average attained age of contract owners	71	62	73

Weighted average period remaining until expected annuitization	n/a	4.0 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual

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and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2009	$497	$1,117

Guaranteed benefits incurred	2,301	1,262
Guaranteed benefits paid	(2,488)	—
Unlocking	(3)	167

Balance, December 31, 2009	307	2,546

Guaranteed benefits incurred	2,078	1,088
Guaranteed benefits paid	(1,616)	—
Unlocking	(759)	(1,621)

Balance, December 31, 2010	$10	$2,013

During 2010, the decrease in the GMDB and GMIB liabilities was primarily due to the favorable equity market movements which resulted in favorable unlocking. During 2009, the small decline in the GMDB liability was primarily due to equity market improvements partially offset by revisions to policyholder behavior assumptions. During 2009, the increase in the GMIB liability was primarily due to revisions to policyholder behavior assumptions partially offset by the favorable impact of improved equity markets in the latter half of 2009.

At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Other	Total
2010
GMDB only	$158,414	$59,994	$42,827	$14,411	$871	$276,517
GMDB and GMIB	82,019	21,869	27,209	3,498	3,507	138,102
GMDB and GMWB	9,158	1,875	4,173	27	1,248	16,480
GMWB only	10,041	2,031	3,883	182	1,652	17,789
GMIB only	4,749	411	1,021	49	367	6,598
No guaranteed benefit	1,544	878	1,739	218	284	4,663

Total	$265,925	$87,058	$80,852	$18,385	$7,929	$460,149

2009
GMDB only	$159,327	$63,585	$42,961	$18,679	$155	$284,707
GMDB and GMIB	82,236	22,879	25,241	4,378	1,030	135,764
GMDB and GMWB	10,395	1,979	4,567	25	167	17,133
GMWB only	10,972	2,066	4,269	223	270	17,800
GMIB only	4,117	941	1,276	46	84	6,464
No guaranteed benefit	1,957	721	1,515	222	39	4,454

Total	$269,004	$92,171	$79,829	$23,573	$1,745	$466,322

Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

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At December 31, contract owners’ account balances by mutual fund class by GMDB provisions were distributed as follows:

	2010	2009
Balanced	$79,588	$80,251
Equity	49,927	48,770
Bond	23,899	23,936
Money Market	22,449	24,869

Total	$175,863	$177,827

Note 6. Federal Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	2010	2009	2008
Provisions for income taxes computed at Federal statutory rate (35%)	$3,814	$(1,905)	$(1,671)
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(700)	(700)	(595)
Tax credits	(37)	(151)	(72)
Valuation allowance on deferred tax assets	(3,705)	3,705	—
Provision to return adjustment	(586)	(608)	—
Uncertain tax positions	60	343	—
Tax goodwill amortization	(68)	—	(128)
Other	15	53	2

Federal income tax provision	$(1,207)	$737	$(2,464)

Effective tax rate	-11%	-14%	53%

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes that for financial reporting purposes.

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Deferred tax assets and liabilities were as follows:

	December 31,
	2010	2009
Deferred tax assets
DAC	$7,698	$8,906
Policyholder account balances	—	14,871
Tax credits	518	629
Net operating and capital loss carryforward	2,874	2,487
Intangible assets	3,140	3,464
Other	813	705

Total deferred tax assets	15,043	31,062
Valuation allowance	—	(3,705)

Net deferred tax assets	15,043	27,357

Deferred tax liabilities
Book VOBA	9,758	10,198
Liability for guaranty fund assessments	1	—
Investment adjustments	6,552	17,777
Policyholder account balances	49	—

Total deferred tax liabilities	16,360	27,975

Total net deferred tax liability	$(1,317)	$(618)

At December 31, 2010, the Company did not have a tax valuation allowance for deferred tax assets. The tax valuation allowance was deemed no longer necessary at December 31, 2010 as management determined that it is more likely than not that the deferred tax assets will be realized. The valuation allowance for deferred tax assets at December 31, 2009 was $3,705. The valuation allowance at December 31, 2009 related to a net operating loss carryforward and other deferred tax assets that, in the judgment of management, was not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $403 (gross $1,152) and $343 (gross $981) that should not be recognized at December 31, 2010 and 2009, respectively, which primarily relates to uncertainty regarding the sustainability of certain deductions taken on the 2009 and 2008 U.S. Federal income tax return. To the extent these unrecognized tax benefits are ultimately recognized, they will impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2010	2009
Unrecognized tax benefits, beginning balance	$343	$—
Additions for tax positions of prior years	60	343

Unrecognized tax benefits, ending balance	$403	$343

At December 31, 2010 and 2009, the Company had an operating loss carryforward for federal income tax purposes of $7,059 (net of the ASC 740 reduction of $1,152) and $5,554 (net of the ASC 740 reduction of $981), respectively, with a carryforward period of fifteen years that expire at various dates up to 2023. At December 31, 2010, it is expected that the Company will utilize its December 31, 2009 capital loss carryforward of $570. The Company has a foreign tax credit carryforward at December 31, 2010 and 2009 of $343 and $412, respectively, with a carryforward period of ten years that will expire at various dates up to 2020. Also, the Company has an Alternative Minimum Tax tax credit carryforward for federal income tax purposes of $174 and $217 at December 31, 2010 and 2009, respectively, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company hasn’t incurred or recognized any penalties in its financial statements at December 31, 2010 and 2009, respectively. The Company recognized interest expense of ($11) and $11 at December 31, 2010 and 2009, respectively. The accrued interest expense related to federal income tax was released during 2010 based on the expectation that the net operating loss will offset any taxable income generated by the uncertain tax position for the Company in future tax periods.

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The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2008 and 2009, but no examination by the Internal Revenue Service has commenced.

Note 7. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the New York Insurance Department. The State of New York has adopted the National Association of Insurance Commissioners (“NAIC”) statutory accounting principles as a component of prescribed or permitted practices by the State of New York.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $14,090, $10,479 and ($13,112), respectively.

Statutory capital and surplus at December 31, 2010 and 2009 was $95,501 and $81,728, respectively. At December 31, 2010, approximately $9,550 of stockholder’s equity was available for dividend distribution that would not require approval by the New York Insurance Department, subject to the availability of unassigned surplus. At December 31, 2009, the Company didn’t have any stockholder’s equity available for dividend distribution that would not have required approval by the New York Insurance Department. During 2010 and 2009, the Company did not pay any dividends to AUSA or receive any capital contribution from AUSA.

The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2010 and 2009, based on the RBC formula, the Company’s total adjusted capital level was well in excess of the minimum amount of capital required to avoid regulatory action.

Note 8. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2010, the Company has recaptured the majority of its life reinsurance which had started in the second quarter of 2008.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2010 and 2009, reinsurance receivables were $171 and $1,782, respectively, principally related to the recapture of the life reinsurance and refined calculations in conjunction with system conversions. In addition, in 2010, the Company established a reinsurance reserve on a portion of the recapture of the life reinsurance of $89.

The Company is party to an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold from January 1, 1997 to June 30, 2001.

At December 31, 2010, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$410,533	$7,714	$1,318	$404,136	0.33%

29

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2010, 58% and 14% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2009, 58% and 15% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 9. Related Party Transactions

At December 31, 2010, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2010, 2009 and 2008, the Company incurred $757, $1,868 and $732, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivables with the parent at various times during the year. At December 31, 2010 and 2009, the Company was not party to any outstanding intercompany short-term receivables, respectively. During 2008, the Company received $6 of interest, which was included in net investment income.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2010, 2009 and 2008, the Company incurred $196, $196 and $197, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2010, 2009 and 2008, the Company incurred $2,583, $2,620 and $998, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2010, the Company incurred $3 in expenses under this agreement. During 2009, the Company did not incur any expenses or receive any revenue under these agreements. During 2008, the Company received $2 in revenue under these agreements. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized, while revenue received is included in policy charge revenue.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2010, 2009 and 2008, the Company received $2, $1 and $1 under this agreement, respectively. Revenue attributable to this agreement is included in policy charge revenue.

The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2010 the Company received a refund of $39 in reinsurance premiums. During 2009 and 2008, the Company incurred $19 and $20, respectively, in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.

The Company has a service agreement with Western Reserve Life Assurance Co. of Ohio (“WRL”) whereby WRL will perform specified administrative functions in connection with the operation of the Company except to the extent that the services are performed for the Company by another party. During 2010 and 2009, the Company incurred $726 and $149, respectively, in expenses under this agreement. During 2008, the Company did not incur any expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to the purchasing of investments between various affiliated companies. The investments are purchased at fair value and are included in fixed maturity AFS securities in the Balance Sheets. During 2010 and 2009, the Company did not purchase any investments from affiliates, respectively. During 2008, the Company purchased $5,332 of fixed maturity AFS securities from an affiliated company.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

30

Note 10. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2010 and 2009 the Company’s estimated liability for future guaranty fund assessments was $4 and $1, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 11. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management.

The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

	Annuity	Life Insurance	Total
2010
Net revenues (a)	$14,141	$5,721	$19,862
Amortization and impairment of VOBA	644	602	1,246
Policy benefits (net of reinsurance recoveries)	(499)	2,316	1,817
Federal income tax benefit	(1,119)	(88)	(1,207)
Net income	10,559	1,546	12,105

2009
Net revenues (a)	$9,306	$5,808	$15,114
Amortization and impairment of VOBA	9,178	1,622	10,800
Policy benefits (net of reinsurance recoveries)	1,888	1,390	3,278
Federal income tax expense	99	638	737
Net income (loss)	(7,650)	1,469	(6,181)

2008
Net revenues (a)	$15,527	$8,672	$24,199
Amortization and impairment of VOBA	6,175	2,850	9,025
Policy benefits (net of reinsurance recoveries)	972	1,653	2,625
Federal income tax expense (benefit)	(2,997)	533	(2,464)
Net income (loss)	(3,996)	1,783	(2,213)

(a)	Net revenues include total net revenues net of interest credited to policyholder liabilities.

31

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2010
Annuity	$636,251	$68,530
Life Insurance	271,715	67,364

Total	$907,966	$135,894

2009
Annuity	$622,440	$74,177
Life Insurance	287,310	71,556

Total	$909,750	$145,733

32

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Year Ended December 31, 2010

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Financial Statements

Year Ended December 31, 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of ML of New York Variable Annuity Separate Account A

Transamerica Advisors Life Insurance Company of New York

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of ML of New York Variable Annuity Separate Account A (the Separate Account) (comprised of the Invesco V.I. Basic Value Fund, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, AllianceBernstein International Value Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Small/MidCap Value Portfolio, AllianceBernstein Value Portfolio, American Century VP International Fund, American Century VP Ultra® Fund, American Funds Asset Allocation Fund, American Funds Bond Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, BlackRock Balanced Capital Fund, BlackRock Basic Value V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Value Opportunities V.I. Fund, Davis Value Portfolio, Dreyfus VIF Appreciation Portfolio, Eaton Vance VT Floating-Rate Income Fund, Eaton Vance VT Large-Cap Value Fund, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II, Templeton Foreign Securities Fund, Templeton Growth Securities Fund, Janus Aspen Forty Portfolio, Janus Aspen-Enterprise Portfolio, MFS® Growth Series, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Low Duration Portfolio, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio, Seligman Smaller-Cap Value Portfolio, Transamerica AllianceBernstein Dynamic Allocation VP, Transamerica WMC Diversified Growth VP, Transamerica Growth Opportunities VP, Transamerica Small/Mid Cap Value VP, Wanger International, and Wanger USA subaccounts), as of December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising ML of New York Variable Annuity Separate Account A at December 31, 2010, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 28, 2011

1

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Invesco V.I. Basic Value Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco Van Kampen V.I. Capital Growth Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	20,973.459	89,255.608	176,158.350	80,874.128	21,122.869	1,957.532

Cost	$153,470	$1,918,190	$4,374,443	$2,287,146	$229,260	$58,764

Investments in mutual funds, Level 1 prices quoted at net asset value	$133,811	$2,079,656	$4,761,560	$2,320,279	$261,712	$66,556
Receivable for units sold	—	—	—	—	1	—

Total assets	133,811	2,079,656	4,761,560	2,320,279	261,713	66,556

Liabilities
Payable for units redeemed	—	—	5	1	—	—

	$133,811	$2,079,656	$4,761,555	$2,320,278	$261,713	$66,556

Net Assets:
Deferred annuity contracts terminable by owners	$133,811	$2,079,656	$4,761,555	$2,320,278	$261,713	$66,556

Total net assets	$133,811	$2,079,656	$4,761,555	$2,320,278	$261,713	$66,556

Accumulation units outstanding:
M&E - 1.25% Investor Series	5,422	—	—	—	2,045	—

M&E - 1.35% Retirement Plus	—	171,974	423,704	—	—	—

M&E - 1.45% Investor Series	—	—	—	—	8,250	—

M&E - 1.55% Retirement Optimizer	—	—	—	46,028	—	964

M&E - 1.59% Retirement Power	—	—	3,106	137,556	—	10,156

M&E - 1.60% Investor Series	—	—	—	—	1,677	—

M&E - 1.65% Investor Series	8,788	—	—	—	7,122	—

Accumulation unit value:
M&E - 1.25% Investor Series	$9.562212	$—	$—	$—	$13.935531	$—

M&E - 1.35% Retirement Plus	$—	$12.092853	$11.157068	$—	$—	$—

M&E - 1.45% Investor Series	$9.443700	$—	$—	$—	$13.762822	$—

M&E - 1.55% Retirement Optimizer	$—	$—	$11.049866	$18.901441	$—	$11.246900

M&E - 1.59% Retirement Power	$—	$—	$11.028561	$10.543260	$—	$5.485819

M&E - 1.60% Investor Series	$9.355802	$—	$—	$—	$13.634734	$—

M&E - 1.65% Investor Series	$9.326685	$—	$—	$—	$13.592311	$—

See accompanying notes.

2

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Invesco Van Kampen V.I. Comstock Fund	AllianceBernstein International Value Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Growth and Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small/Mid Cap Value Portfolio

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	620,372.177	27,139.875	113,439.730	44,678.667	293,034.577	19,159.719

Cost	$6,763,334	$571,574	$1,883,563	$679,959	$7,254,957	$245,027

Investments in mutual funds, Level 1 prices quoted at net asset value	$7,264,558	$404,384	$2,208,672	$768,027	$8,143,431	$324,757
Receivable for units sold	—	—	—	—	—	—

Total assets	7,264,558	404,384	2,208,672	768,027	8,143,431	324,757

Liabilities
Payable for units redeemed	—	—	—	—	6	—

	$7,264,558	$404,384	$2,208,672	$768,027	$8,143,425	$324,757

Net Assets:
Deferred annuity contracts terminable by owners	$7,264,558	$404,384	$2,208,672	$768,027	$8,143,425	$324,757

Total net assets	$7,264,558	$404,384	$2,208,672	$768,027	$8,143,425	$324,757

Accumulation units outstanding:
M&E - 1.25% Investor Series	49,816	2,490	—	—	—	2,152

M&E - 1.35% Retirement Plus	74,745	—	267,095	—	457,537	—

M&E - 1.45% Investor Series	137,815	11,221	—	—	—	3,307

M&E - 1.55% Retirement Optimizer	79,089	—	—	9,961	19,373	—

M&E - 1.59% Retirement Power	140,296	—	—	58,885	52,693	—

M&E - 1.60% Investor Series	11,484	1,215	—	—	—	811

M&E - 1.65% Investor Series	135,357	46,691	—	—	—	15,828

Accumulation unit value:
M&E - 1.25% Investor Series	$11.557468	$6.650451	$—	$—	$—	$15.000052

M&E - 1.35% Retirement Plus	$11.895922	$—	$8.269228	$—	$16.656293	$—

M&E - 1.45% Investor Series	$11.414108	$6.599716	$—	$—	$—	$14.814261

M&E - 1.55% Retirement Optimizer	$11.738742	$—	$—	$11.147821	$10.504477	$—

M&E - 1.59% Retirement Power	$11.707566	$—	$—	$11.157190	$6.054765	$—

M&E - 1.60% Investor Series	$11.307783	$6.561932	$—	$—	$—	$14.676470

M&E - 1.65% Investor Series	$11.272574	$6.549385	$—	$—	$—	$14.630838

See accompanying notes.

3

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	AllianceBernstein Value Portfolio	American Century VP International Fund	American Century VP Ultra® Fund	American Funds Asset Allocation Fund	American Funds Bond Fund	American Funds Growth Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	25,957.798	403,637.528	28,447.573	35,073.353	95,222.409	37,171.781

Cost	$321,822	$3,152,931	$167,724	$615,789	$979,324	$1,324,031

Investments in mutual funds, Level 1 prices quoted at net asset value	$255,425	$3,455,137	$266,839	$567,136	$1,005,549	$2,019,915
Receivable for units sold	—	—	—	—	—	62

Total assets	255,425	3,455,137	266,839	567,136	1,005,549	2,019,977

Liabilities
Payable for units redeemed	—	—	—	5	—	—

	$255,425	$3,455,137	$266,839	$567,131	$1,005,549	$2,019,977

Net Assets:
Deferred annuity contracts terminable by owners	$255,425	$3,455,137	$266,839	$567,131	$1,005,549	$2,019,977

Total net assets	$255,425	$3,455,137	$266,839	$567,131	$1,005,549	$2,019,977

Accumulation units outstanding:
M&E - 1.25% Investor Series	1,621	—	—	16,222	29,320	46,598

M&E - 1.35% Retirement Plus	—	302,327	22,987	—	—	—

M&E - 1.45% Investor Series	5,189	—	—	9,010	28,941	59,043

M&E - 1.55% Retirement Optimizer	—	—	584	—	—	—

M&E - 1.59% Retirement Power	—	—	1,286	—	—	—

M&E - 1.60% Investor Series	—	—	—	4,660	3,067	3,976

M&E - 1.65% Investor Series	19,264	—	—	15,552	27,919	41,637

Accumulation unit value:
M&E - 1.25% Investor Series	$10.002905	$—	$11.122092	$12.645389	$11.409250	$13.519643

M&E - 1.35% Retirement Plus	$—	$11.428493	$10.747172	$—	$—	$—

M&E - 1.45% Investor Series	$9.878860	$—	$10.984138	$12.488625	$11.267812	$13.352033

M&E - 1.55% Retirement Optimizer	$—	$—	$10.605143	$—	$—	$—

M&E - 1.59% Retirement Power	$—	$—	$10.576981	$—	$—	$—

M&E - 1.60% Investor Series	$9.786898	$—	$10.881834	$12.372362	$11.162916	$13.227749

M&E - 1.65% Investor Series	$9.756416	$—	$10.847951	$12.333848	$11.128172	$13.186564

See accompanying notes.

4

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	American Funds Growth-Income Fund	American Funds International Fund	BlackRock Balanced Capital	BlackRock Basic Value V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Capital Appreciation VI Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	47,633.843	362,977.350	238,475.908	1,886,756.917	1,283,458.990	2,062,880.991

Cost	$1,802,480	$6,048,459	$2,766,035	$25,361,755	$14,964,380	$13,066,890

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,631,459	$6,526,333	$2,878,404	$22,527,878	$14,477,417	$17,720,147
Receivable for units sold	9	1	2	—	47,087	—

Total assets	1,631,468	6,526,334	2,878,406	22,527,878	14,524,504	17,720,147

Liabilities
Payable for units redeemed	—	—	—	19	—	3

	$1,631,468	$6,526,334	$2,878,406	$22,527,859	$14,524,504	$17,720,144

Net Assets:
Deferred annuity contracts terminable by owners	$1,631,468	$6,526,334	$2,878,406	$22,527,859	$14,524,504	$17,720,144

Total net assets	$1,631,468	$6,526,334	$2,878,406	$22,527,859	$14,524,504	$17,720,144

Accumulation units outstanding:
M&E - 1.25% Investor Series	36,231	79,470	—	—	1,164	49,595

M&E - 1.35% Retirement Plus	—	—	138,478	499,275	614,877	963,012

M&E - 1.45% Investor Series	23,072	157,295	—	9,905	10,700	120,332

M&E - 1.55% Retirement Optimizer	—	—	—	82,074	10,712	98,341

M&E - 1.59% Retirement Power	—	—	—	190,925	17,439	274,915

M&E - 1.60% Investor Series	—	15,567	—	458	6,132	12,614

M&E - 1.65% Investor Series	84,438	164,307	—	21,536	16,896	145,161

Accumulation unit value:
M&E - 1.25% Investor Series	$11.540109	$15.906031	$—	$12.046016	$11.722053	$13.352347

M&E - 1.35% Retirement Plus	$—	$—	$20.786088	$36.591830	$22.387925	$10.285908

M&E - 1.45% Investor Series	$11.396993	$15.708850	$—	$11.896692	$11.576688	$13.186799

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$14.433567	$12.731398	$12.108381

M&E - 1.59% Retirement Power	$—	$—	$—	$14.129082	$12.688251	$8.437764

M&E - 1.60% Investor Series	$11.290891	$15.562615	$—	$11.785953	$11.468879	$13.064047

M&E - 1.65% Investor Series	$11.255737	$15.514182	$—	$11.749265	$11.433178	$13.023386

See accompanying notes.

5

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities VI Fund	BlackRock Government Income V.I. Fund	BlackRock High Income V.I. Fund	BlackRock International Value V.I. Fund	BlackRock Large Cap Core V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,688,965.072	204,101.210	1,559,934.421	1,138,877.818	1,208,274.091	785,731.096

Cost	$37,221,793	$2,079,915	$16,142,243	$7,995,815	$13,271,506	$22,406,589

Investments in mutual funds, Level 1 prices quoted at net asset value	$43,426,786	$2,892,017	$16,301,314	$8,120,199	$11,539,017	$17,859,668
Receivable for units sold	2,310	—	37,255	52,694	—	10

Total assets	43,429,096	2,892,017	16,338,569	8,172,893	11,539,017	17,859,678

Liabilities
Payable for units redeemed	—	2	—	—	2	—

	$43,429,096	$2,892,015	$16,338,569	$8,172,893	$11,539,015	$17,859,678

Net Assets:
Deferred annuity contracts terminable by owners	$43,429,096	$2,892,015	$16,338,569	$8,172,893	$11,539,015	$17,859,678

Total net assets	$43,429,096	$2,892,015	$16,338,569	$8,172,893	$11,539,015	$17,859,678

Accumulation units outstanding:
M&E - 1.25% Investor Series	23,306	—	642	6,330	305	2,471

M&E - 1.35% Retirement Plus	1,191,187	198,309	606,808	254,427	524,526	564,360

M&E - 1.45% Investor Series	102,528	3,267	13,868	19,231	5,048	23,618

M&E - 1.55% Retirement Optimizer	—	—	77,056	—	34,600	—

M&E - 1.59% Retirement Power	—	—	190,232	—	111,574	—

M&E - 1.60% Investor Series	70,786	—	8,293	7,481	207	3,756

M&E - 1.65% Investor Series	45,844	—	12,723	24,842	19,242	22,449

Accumulation unit value:
M&E - 1.25% Investor Series	$16.395947	$8.473850	$11.997231	$14.069459	$13.460682	$12.022640

M&E - 1.35% Retirement Plus	$33.175367	$14.444533	$19.979710	$28.977755	$17.026294	$30.551604

M&E - 1.45% Investor Series	$16.192773	$8.428929	$11.848458	$13.895022	$13.293843	$11.873736

M&E - 1.55% Retirement Optimizer	$—	$—	$12.885057	$—	$17.591164	$—

M&E - 1.59% Retirement Power	$—	$—	$14.737894	$—	$14.995011	$—

M&E - 1.60% Investor Series	$16.042102	$8.395405	$11.738117	$13.765660	$13.170087	$11.763303

M&E - 1.65% Investor Series	$15.992205	$8.384272	$11.701575	$13.722818	$13.129108	$11.726719

See accompanying notes.

6

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Money Market V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Value Opportunities V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	534,434.168	727,030.159	16,913,830.370	860,382.457	199,810.128	821,559.138

Cost	$5,508,314	$5,368,439	$16,913,831	$11,660,037	$1,830,237	$15,814,200

Investments in mutual funds, Level 1 prices quoted at net asset value	$5,798,610	$7,124,896	$16,913,831	$12,492,754	$1,582,496	$14,508,734
Receivable for units sold	—	2	—	—	—	—

Total assets	5,798,610	7,124,898	16,913,831	12,492,754	1,582,496	14,508,734

Liabilities
Payable for units redeemed	6	—	9	4	—	3

	$5,798,604	$7,124,898	$16,913,822	$12,492,750	$1,582,496	$14,508,731

Net Assets:
Deferred annuity contracts terminable by owners	$5,798,604	$7,124,898	$16,913,822	$12,492,750	$1,582,496	$14,508,731

Total net assets	$5,798,604	$7,124,898	$16,913,822	$12,492,750	$1,582,496	$14,508,731

Accumulation units outstanding:
M&E - 1.25% Investor Series	3,635	4,182	13,293	3,859	—	—

M&E - 1.35% Retirement Plus	580,907	488,690	994,125	646,994	53,357	355,884

M&E - 1.45% Investor Series	5,650	24,615	11,117	9,043	—	4,553

M&E - 1.55% Retirement Optimizer	—	—	48,519	16,801	—	—

M&E - 1.59% Retirement Power	—	—	114,501	92,393	—	4,549

M&E - 1.60% Investor Series	1,003	982	10,748	5,719	—	—

M&E - 1.65% Investor Series	2,550	4,028	33,280	6,807	—	5,728

Accumulation unit value:
M&E - 1.25% Investor Series	$11.610149	$11.610686	$10.730812	$11.670886	$—	$12.550806

M&E - 1.35% Retirement Plus	$9.728489	$13.786502	$14.522407	$17.367710	$29.658602	$40.218836

M&E - 1.45% Investor Series	$11.466238	$11.466792	$10.597729	$11.526197	$—	$12.395216

M&E - 1.55% Retirement Optimizer	$—	$—	$10.388386	$11.818623	$—	$15.209718

M&E - 1.59% Retirement Power	$—	$—	$10.926379	$8.283412	$—	$15.158144

M&E - 1.60% Investor Series	$11.359529	$11.360099	$10.499039	$11.418887	$—	$12.279824

M&E - 1.65% Investor Series	$11.324184	$11.324761	$10.466349	$11.383349	$—	$12.241605

See accompanying notes.

7

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Davis Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Eaton Vance VT Large-Cap Value Fund	Federated Capital Appreciation Fund II	Federated Kaufmann Fund II

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	946,325.993	48,234.815	56,827.433	414,640.787	69,093.243	164,780.095

Cost	$9,477,450	$1,553,711	$515,633	$3,624,463	$377,425	$2,093,351

Investments in mutual funds, Level 1 prices quoted at net asset value	$11,327,522	$1,699,313	$537,588	$3,636,400	$442,197	$2,465,110
Receivable for units sold	—	—	9	—	—	—

Total assets	11,327,522	1,699,313	537,597	3,636,400	442,197	2,465,110

Liabilities
Payable for units redeemed	6	—	—	7	—	2

	$11,327,516	$1,699,313	$537,597	$3,636,393	$442,197	$2,465,108

Net Assets:
Deferred annuity contracts terminable by owners	$11,327,516	$1,699,313	$537,597	$3,636,393	$442,197	$2,465,108

Total net assets	$11,327,516	$1,699,313	$537,597	$3,636,393	$442,197	$2,465,108

Accumulation units outstanding:
M&E - 1.25% Investor Series	10,462	21,482	2,804	64,222	—	3,944

M&E - 1.35% Retirement Plus	756,575	—	—	—	25,722	136,745

M&E - 1.45% Investor Series	40,678	49,085	22,794	156,505	2,121	5,351

M&E - 1.55% Retirement Optimizer	22,571	—	—	—	2,898	4,329

M&E - 1.59% Retirement Power	124,732	—	—	—	5,399	10,050

M&E - 1.60% Investor Series	3,164	6,194	5,875	15,656	2,092	—

M&E - 1.65% Investor Series	23,199	58,988	14,093	169,779	—	13,942

Accumulation unit value:
M&E - 1.25% Investor Series	$11.667575	$12.723875	$11.997528	$9.039618	$11.865509	$14.574026

M&E - 1.35% Retirement Plus	$11.663723	$—	$—	$—	$11.596591	$14.130634

M&E - 1.45% Investor Series	$11.522859	$12.566061	$11.848723	$8.972270	$11.718348	$14.393275

M&E - 1.55% Retirement Optimizer	$13.273774	$—	$—	$—	$11.443363	$13.943946

M&E - 1.59% Retirement Power	$10.522658	$—	$—	$—	$11.412978	$13.906911

M&E - 1.60% Investor Series	$11.415532	$12.449032	$11.738364	$8.922127	$11.609194	$14.259240

M&E - 1.65% Investor Series	$11.379962	$12.410253	$11.701816	$8.905482	$11.573044	$14.214846

See accompanying notes.

8

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Templeton Foreign Securities Fund	Templeton Growth Securities Fund	Janus Aspen Forty Portfolio	Janus Aspen- Enterprise Portfolio	MFS® Growth Series	Oppenheimer Capital Appreciation Fund/VA

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	47,108.454	14,017.652	21,693.038	1,323.687	294,695.426	1,253.773

Cost	$710,833	$159,609	$674,921	$41,116	$5,799,897	$47,519

Investments in mutual funds, Level 1 prices quoted at net asset value	$673,180	$154,334	$764,463	$49,678	$7,276,030	$50,138
Receivable for units sold	8	—	—	—	1	—

Total assets	673,188	154,334	764,463	49,678	7,276,031	50,138

Liabilities
Payable for units redeemed	—	—	5	3	—	—

	$673,188	$154,334	$764,458	$49,675	$7,276,031	$50,138

Net Assets:
Deferred annuity contracts terminable by owners	$673,188	$154,334	$764,458	$49,675	$7,276,031	$50,138

Total net assets	$673,188	$154,334	$764,458	$49,675	$7,276,031	$50,138

Accumulation units outstanding:
M&E - 1.25% Investor Series	8,071	—	2,450	29	—	—

M&E - 1.35% Retirement Plus	—	—	—	—	239,472	—

M&E - 1.45% Investor Series	23,387	5,477	7,410	3,919	—	4,198

M&E - 1.55% Retirement Optimizer	—	—	—	—	70,448	—

M&E - 1.59% Retirement Power	—	—	—	—	355,233	—

M&E - 1.60% Investor Series	1,763	881	1,190	—	—	—

M&E - 1.65% Investor Series	13,980	7,432	57,884	429	—	380

Accumulation unit value:
M&E - 1.25% Investor Series	$14.468380	$11.414280	$11.244865	$11.444904	$—	$11.099510

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$17.390980	$—

M&E - 1.45% Investor Series	$14.288928	$11.272825	$11.159092	$11.357586	$—	$10.961934

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$13.789075	$—

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$6.024135	$—

M&E - 1.60% Investor Series	$14.155838	$11.167920	$11.095229	$11.292562	$—	$10.859905

M&E - 1.65% Investor Series	$14.111764	$11.133178	$11.074030	$11.270985	$—	$10.826106

See accompanying notes.

9

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO CommodityRealReturn® Strategy Portfolio	PIMCO Low Duration Portfolio	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	—	8,098.946	132,384.233	178,079.988	216,104.281	3,226,430.583

Cost	$—	$126,559	$1,156,844	$1,841,439	$2,717,563	$34,204,613

Investments in mutual funds, Level 1 prices quoted at net asset value	$—	$141,732	$1,192,782	$1,859,155	$2,839,610	$35,748,851
Receivable for units sold	—	—	—	3	—	447

Total assets	—	141,732	1,192,782	1,859,158	2,839,610	35,749,298

Liabilities
Payable for units redeemed	—	—	2	—	3	—

	$—	$141,732	$1,192,780	$1,859,158	$2,839,607	$35,749,298

Net Assets:
Deferred annuity contracts terminable by owners	$—	$141,732	$1,192,780	$1,859,158	$2,839,607	$35,749,298

Total net assets	$—	$141,732	$1,192,780	$1,859,158	$2,839,607	$35,749,298

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	6,363	10,456	16,138	22,346	88,634

M&E - 1.35% Retirement Plus	—	—	—	—	—	1,110,591

M&E - 1.45% Investor Series	—	2,155	29,919	40,905	88,028	241,198

M&E - 1.55% Retirement Optimizer	—	—	—	—	—	130,903

M&E - 1.59% Retirement Power	—	—	—	—	—	359,546

M&E - 1.60% Investor Series	—	—	1,224	18,271	22,885	49,137

M&E - 1.65% Investor Series	—	1,827	53,985	80,765	91,392	350,605

Accumulation unit value:
M&E - 1.25% Investor Series	$11.635368	$13.796534	$12.708692	$12.049041	$12.859784	$14.020461

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—	$15.542848

M&E - 1.45% Investor Series	$11.491159	$13.625645	$12.551053	$11.957220	$12.700313	$13.846614

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$—	$15.526907

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$—	$17.811313

M&E - 1.60% Investor Series	$11.384230	$13.498894	$12.434155	$11.888839	$12.582057	$13.717682

M&E - 1.65% Investor Series	$11.348798	$13.456936	$12.395419	$11.866147	$12.542894	$13.674979

See accompanying notes.

10

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Pioneer Emerging Markets VCT Portfolio	Pioneer Fund VCT Portfolio	Pioneer High Yield VCT Portfolio	Pioneer Real Estate Shares VCT Portfolio	Seligman Smaller- Cap Value Portfolio	Transamerica AllianceBernstein Dynamic Allocation VP

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	6,053.470	2,567.068	20,438.972	495.345	137,333.548	—

Cost	$168,672	$52,964	$200,560	$7,557	$925,674	$—

Investments in mutual funds, Level 1 prices quoted at net asset value	$187,900	$57,554	$216,857	$8,099	$1,122,015	$—
Receivable for units sold	—	—	36	—	1	—

Total assets	187,900	57,554	216,893	8,099	1,122,016	—

Liabilities
Payable for units redeemed	—	6	—	—	—	—

	$187,900	$57,548	$216,893	$8,099	$1,122,016	$—

Net Assets:
Deferred annuity contracts terminable by owners	$187,900	$57,548	$216,893	$8,099	$1,122,016	$—

Total net assets	$187,900	$57,548	$216,893	$8,099	$1,122,016	$—

Accumulation units outstanding:
M&E - 1.25% Investor Series	1,958	234	1,700	—	—	—

M&E - 1.35% Retirement Plus	—	—	—	—	—	—

M&E - 1.45% Investor Series	5,359	1,022	12,868	342	—	—

M&E - 1.55% Retirement Optimizer	—	—	—	—	21,040	—

M&E- 1.59% Retirement Power	—	—	—	—	27,968	—

M&E - 1.60% Investor Series	—	—	—	—	—	—

M&E - 1.65% Investor Series	6,605	3,467	1,705	442	—	—

Accumulation unit value:
M&E - 1.25% Investor Series	$13.671675	$12.444152	$13.495891	$10.413029	$—	$9.468406

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$13.540268	$12.289921	$13.328582	$10.354303	$—	$9.415086

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$20.264972	$—

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$24.872446	$—

M&E - 1.60% Investor Series	$13.442592	$12.175545	$13.204490	$10.310481	$—	$9.375319

M&E- 1.65% Investor Series	$13.410194	$12.137655	$13.163398	$10.295927	$—	$9.362117

See accompanying notes.

11

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Small/Mid Cap Value VP	Wanger International	Wanger USA

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	196,248	112,388.887	27,687.976	45,544.323	16,866.681

Cost	$4,362,583	$1,583,278	$551,017	$1,638,381	$441,940

Investments in mutual funds, Level 1 prices quoted at net asset value	$4,362,583	$1,585,807	$572,310	$1,646,883	$571,106
Receivable for units sold	—	—	1	—	—

Total assets	4,362,583	1,585,807	572,311	1,646,883	571,106

Liabilities
Payable for units redeemed	—	—	—	1	3

	$4,362,583	$1,585,807	$572,311	$1,646,882	$571,103

Net Assets:
Deferred annuity contracts terminable by owners	$4,362,583	$1,585,807	$572,311	$1,646,882	$571,103

Total net assets	$4,362,583	$1,585,807	$572,311	$1,646,882	$571,103

Accumulation units outstanding:
M&E - 1.25% Investor Series	78,466	22,727	7,701	22,945	6,368

M&E - 1.35% Retirement Plus	—	—	—	—	—

M&E - 1.45% Investor Series	179,498	50,357	21,439	52,323	15,353

M&E - 1.55% Retirement Optimizer	—	—	—	—	—

M&E - 1.59% Retirement Power	—	—	—	—	—

M&E - 1.60% Investor Series	18,326	5,015	5,809	5,604	2,093

M&E - 1.65% Investor Series	206,686	53,315	17,077	69,534	17,128

Accumulation unit value:
M&E - 1.25% Investor Series	$9.098897	$12.153496	$11.079248	$11.062093	$14.176822

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$9.047644	$12.085037	$11.016830	$10.977769	$14.000965

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$—

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$—

M&E - 1.60% Investor Series	$9.009399	$12.033980	$10.970266	$10.914967	$13.870556

M&E - 1.65% Investor Series	$8.996695	$12.017016	$10.954796	$10.894110	$13.827363

See accompanying notes.

12

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Invesco V.I. Basic Value Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$768	$14,486	$45,210	$9,000	$4,450
Expenses:
Administrative, mortality and expense risk charges	1,865	26,018	84,024	8,669	12,473

Net investment income (loss)	(1,097)	(11,532)	(38,814)	331	(8,023)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	4,530	285,801	3,661,832	677,593	840,212
Cost of investments sold	9,617	294,563	3,557,617	751,886	625,870

Net realized capital gains (losses) on investments	(5,087)	(8,762)	104,215	(74,293)	214,342

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(33,279)	(117,558)	353,869	(18,327)	138,329
End of period	(19,659)	161,466	387,117	33,133	32,452

Net change in unrealized appreciation/depreciation of investments	13,620	279,024	33,248	51,460	(105,877)

Net realized and unrealized capital gains (losses) on investments	8,533	270,262	137,463	(22,833)	108,465

Increase (decrease) in net assets from operations	$7,436	$258,730	$98,649	$(22,502)	$100,442

See accompanying notes.

13

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Invesco Van Kampen V.I. Capital Growth Fund	Invesco Van Kampen V.I. Comstock Fund	AllianceBernstein International Value Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Growth and Income Portfolio

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$2,193	$12,237	$40,996	$—
Expenses:
Administrative, mortality and expense risk charges	23,965	34,450	5,796	25,195	18,542

Net investment income (loss)	(23,965)	(32,257)	6,441	15,801	(18,542)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	3,874,049	512,083	7,740	198,236	1,136,847
Cost of investments sold	3,204,909	446,827	14,147	184,491	1,059,734

Net realized capital gains (losses) on investments	669,140	65,256	(6,407)	13,745	77,113

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	19,882	73,805	(178,619)	39,736	170,982
End of period	7,792	501,224	(167,190)	325,109	88,068

Net change in unrealized appreciation/depreciation of investments	(12,090)	427,419	11,429	285,373	(82,914)

Net realized and unrealized capital gains (losses) on investments	657,050	492,675	5,022	299,118	(5,801)

Increase (decrease) in net assets from operations	$633,085	$460,418	$11,463	$314,919	$(24,343)

See accompanying notes.

14

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small/Mid Cap Value Portfolio	AllianceBernstein Value Portfolio	American Century VP International Fund	American Century VP Ultra® Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$37,900	$1,217	$4,447	$73,798	$1,271
Expenses:
Administrative, mortality and expense risk charges	106,421	4,368	3,570	42,700	3,411

Net investment income (loss)	(68,521)	(3,151)	877	31,098	(2,140)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	1,726,263	46,523	20,649	352,470	145,036
Cost of investments sold	1,975,578	29,784	36,623	471,456	100,432

Net realized capital gains (losses) on investments	(249,315)	16,739	(15,974)	(118,986)	44,604

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(68,857)	25,476	(104,702)	(150,027)	107,606
End of period	888,474	79,730	(66,397)	302,206	99,115

Net change in unrealized appreciation/depreciation of investments	957,331	54,254	38,305	452,233	(8,491)

Net realized and unrealized capital gains (losses) on investments	708,016	70,993	22,331	333,247	36,113

Increase (decrease) in net assets from operations	$639,495	$67,842	$23,208	$364,345	$33,973

See accompanying notes.

15

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	American Funds Asset Allocation Fund	American Funds Bond Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$12,754	$78,410	$13,248	$22,473	$134,849
Expenses:
Administrative, mortality and expense risk charges	10,262	44,432	29,665	25,554	108,911

Net investment income (loss)	2,492	33,978	(16,417)	(3,081)	25,938

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	208,700	2,443,900	334,318	230,006	2,179,469
Cost of investments sold	233,338	2,492,650	337,215	284,981	2,992,707

Net realized capital gains (losses) on investments	(24,638)	(48,750)	(2,897)	(54,975)	(813,238)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(135,237)	(114,713)	381,355	(369,066)	(669,741)
End of period	(48,653)	26,225	695,884	(171,021)	477,874

Net change in unrealized appreciation/depreciation of investments	86,584	140,938	314,529	198,045	1,147,615

Net realized and unrealized capital gains (losses) on investments	61,946	92,188	311,632	143,070	334,377

Increase (decrease) in net assets from operations	$64,438	$126,166	$295,215	$139,989	$360,315

See accompanying notes.

16

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Balanced Capital	BlackRock Basic Value V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Capital Appreciation VI Fund	BlackRock Global Allocation V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$51,647	$356,004	$757,599	$28,394	$484,501
Expenses:
Administrative, mortality and expense risk charges	38,968	338,992	205,955	187,584	553,372

Net investment income (loss)	12,679	17,012	551,644	(159,190)	(68,871)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	220,540
Proceeds from sales	363,732	10,201,683	2,782,526	2,447,460	5,700,811
Cost of investments sold	370,466	10,952,287	2,950,025	2,692,017	4,455,280

Net realized capital gains (losses) on investments	(6,734)	(750,604)	(167,499)	(244,557)	1,466,071

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(85,462)	(5,682,939)	(1,300,112)	1,988,781	4,220,052
End of period	112,369	(2,833,877)	(486,963)	4,653,257	6,204,993

Net change in unrealized appreciation/depreciation of investments	197,831	2,849,062	813,149	2,664,476	1,984,941

Net realized and unrealized capital gains (losses) on investments	191,097	2,098,458	645,650	2,419,919	3,451,012

Increase (decrease) in net assets from operations	$203,776	$2,115,470	$1,197,294	$2,260,729	$3,382,141

See accompanying notes.

17

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Global Opportunities VI Fund	BlackRock Government Income V.I. Fund	BlackRock High Income V.I. Fund	BlackRock International Value V.I. Fund	BlackRock Large Cap Core V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$22,487	$714,073	$584,460	$128,638	$178,820
Expenses:
Administrative, mortality and expense risk charges	37,676	263,786	101,694	154,697	242,616

Net investment income (loss)	(15,189)	450,287	482,766	(26,059)	(63,796)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	544,706	6,928,527	1,452,054	2,318,238	3,183,258
Cost of investments sold	409,714	7,100,586	1,659,965	3,921,871	3,388,869

Net realized capital gains (losses) on investments	134,992	(172,059)	(207,911)	(1,603,633)	(205,611)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	657,516	(881,513)	(578,448)	(4,110,120)	(6,051,881)
End of period	812,102	159,071	124,384	(1,732,489)	(4,546,921)

Net change in unrealized appreciation/depreciation of investments	154,586	1,040,584	702,832	2,377,631	1,504,960

Net realized and unrealized capital gains (losses) on investments	289,578	868,525	494,921	773,998	1,299,349

Increase (decrease) in net assets from operations	$274,389	$1,318,812	$977,687	$747,939	$1,235,553

See accompanying notes.

18

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Money Market V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Equity Dividend V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$53,972	$85,040	$457	$193,576	$41,459
Expenses:
Administrative, mortality and expense risk charges	110,160	103,920	255,863	165,118	19,990

Net investment income (loss)	(56,188)	(18,880)	(255,406)	28,458	21,469

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	84	363,612	205,843
Proceeds from sales	5,712,503	2,548,210	7,252,511	1,933,895	138,213
Cost of investments sold	4,760,014	2,931,563	7,252,511	2,075,507	162,144

Net realized capital gains (losses) on investments	952,489	(383,353)	84	222,000	181,912

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	474	955,868	—	(405,235)	(172,219)
End of period	290,296	1,756,457	—	832,717	(247,741)

Net change in unrealized appreciation/depreciation of investments	289,822	800,589	—	1,237,952	(75,522)

Net realized and unrealized capital gains (losses) on investments	1,242,311	417,236	84	1,459,952	106,390

Increase (decrease) in net assets from operations	$1,186,123	$398,356	$(255,322)	$1,488,410	$127,859

See accompanying notes.

19

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Value Opportunities V.I. Fund	Davis Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Eaton Vance VT Large-Cap Value Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$69,107	$219,781	$950	$16,569	$4,993
Expenses:
Administrative, mortality and expense risk charges	173,675	215,900	10,846	5,499	23,983

Net investment income (loss)	(104,568)	3,881	(9,896)	11,070	(18,990)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	1,488,196	10,328,403	1,373,206	31,182	2,501,150
Cost of investments sold	2,579,597	9,723,359	1,243,358	33,738	2,468,833

Net realized capital gains (losses) on investments	(1,091,401)	605,044	129,848	(2,556)	32,317

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(5,647,627)	291,369	12,643	2,499	52,139
End of period	(1,305,466)	1,850,072	145,602	21,955	11,937

Net change in unrealized appreciation/depreciation of investments	4,342,161	1,558,703	132,959	19,456	(40,202)

Net realized and unrealized capital gains (losses) on investments	3,250,760	2,163,747	262,807	16,900	(7,885)

Increase (decrease) in net assets from operations	$3,146,192	$2,167,628	$252,911	$27,970	$(26,875)

See accompanying notes.

20

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Federated Capital Appreciation Fund II	Federated Kaufmann Fund II	Templeton Foreign Securities Fund	Templeton Growth Securities Fund	Janus Aspen Forty Portfolio

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$34,543	$5,315	$11,781	$1,948	$2,767
Expenses:
Administrative, mortality and expense risk charges	19,021	55,425	8,432	2,046	37,948

Net investment income (loss)	15,522	(50,110)	3,349	(98)	(35,181)

Net realized and unrealized capital gains (losses)on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	3,488,325	3,998,004	74,875	25,359	3,129,846
Cost of investments sold	3,514,924	4,104,380	94,413	39,629	3,369,857

Net realized capital gains (losses) on investments	(26,599)	(106,376)	(19,538)	(14,270)	(240,011)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(128,432)	(136,532)	(98,149)	(28,346)	(147,380)
End of period	64,772	371,759	(37,653)	(5,275)	89,542

Net change in unrealized appreciation/depreciation of investments	193,204	508,291	60,496	23,071	236,922

Net realized and unrealized capital gains (losses)on investments	166,605	401,915	40,958	8,801	(3,089)

Increase (decrease) in net assets from operations	$182,127	$351,805	$44,307	$8,703	$(38,270)

See accompanying notes.

21

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Janus Aspen- Enterprise Portfolio	MFS® Growth Series	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund®/VA

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$5,628	$—	$—	$541
Expenses:
Administrative, mortality and expense risk charges	6,033	72,567	621	—	1,610

Net investment income (loss)	(6,033)	(66,939)	(621)	—	(1,069)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	527,013	1,921,930	1,343	—	14,221
Cost of investments sold	531,264	1,691,721	1,544	—	15,611

Net realized capital gains (losses) on investments	(4,251)	230,209	(201)	—	(1,390)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(94,020)	809,791	(1,835)	—	(13,405)
End of period	8,562	1,476,133	2,619	—	15,173

Net change in unrealized appreciation/depreciation of investments	102,582	666,342	4,454	—	28,578

Net realized and unrealized capital gains (losses) on investments	98,331	896,551	4,253	—	27,188

Increase (decrease) in net assets from operations	$92,298	$829,612	$3,632	$—	$26,119

See accompanying notes.

22

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	PIMCO CommodityRealReturn® Strategy Portfolio	PIMCO Low Duration Portfolio	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Pioneer Emerging Markets VCT Portfolio

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$141,529	$6,953	$30,846	$866,565	$3,595
Expenses:
Administrative, mortality and expense risk charges	14,169	6,829	32,654	517,688	13,442

Net investment income (loss)	127,360	124	(1,808)	348,877	(9,847)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	20,380	1,288	18,717	1,038,350	—
Proceeds from sales	249,824	321,286	1,180,886	7,970,609	1,231,075
Cost of investments sold	420,645	314,001	1,162,027	7,464,367	932,905

Net realized capital gains (losses) on investments	(150,441)	8,573	37,576	1,544,592	298,170

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(191,696)	8,757	39,599	1,159,532	169,303
End of period	35,938	17,716	122,047	1,544,238	19,228

Net change in unrealized appreciation/depreciation of investments	227,634	8,959	82,448	384,706	(150,075)

Net realized and unrealized capital gains (losses) on investments	77,193	17,532	120,024	1,929,298	148,095

Increase (decrease) in net assets from operations	$204,553	$17,656	$118,216	$2,278,175	$138,248

See accompanying notes.

23

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Pioneer Fund VCT Portfolio	Pioneer High Yield VCT Portfolio	Pioneer Real Estate Shares VCT Portfolio	Seligman Smaller- Cap Value Portfolio	Transamerica AllianceBernstein Dynamic Allocation VP

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$22,080	$39,569	$8,624	$—	$—
Expenses:
Administrative, mortality and expense risk charges	27,501	10,751	5,311	8,139	—

Net investment income (loss)	(5,421)	28,818	3,313	(8,139)	—

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	3,354,797	716,509	462,741	204,125	—
Cost of investments sold	3,090,014	552,366	302,886	324,200	—

Net realized capital gains (losses) on investments	264,783	164,143	159,855	(120,075)	—

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,950	99,321	80,709	(46,537)	—
End of period	4,590	16,297	542	196,341	—

Net change in unrealized appreciation/depreciation of investments	2,640	(83,024)	(80,167)	242,878	—

Net realized and unrealized capital gains (losses) on investments	267,423	81,119	79,688	122,803	—

Increase (decrease) in net assets from operations	$262,002	$109,937	$83,001	$114,664	$—

See accompanying notes.

24

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Small/Mid Cap Value VP	Wanger International	Wanger USA

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$424	$3,683	$—
Expenses:
Administrative, mortality and expense risk charges	—	88	1,002	2,736	9,199

Net investment income (loss)	—	(88)	(578)	947	(9,199)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	—	695	11,097	117,379	288,430
Cost of investments sold	—	616	8,948	160,645	177,285

Net realized capital gains (losses) on investments	—	79	2,149	(43,266)	111,145

Net change in unrealized appreciation/depreciation of investments
Beginning of period	—	352	4,998	(67,010)	107,969
End of period	—	2,529	21,293	8,502	129,166

Net change in unrealized appreciation/depreciation of investments	—	2,177	16,295	75,512	21,197

Net realized and unrealized capital gains (losses) on investments	—	2,256	18,444	32,246	132,342

Increase (decrease) in net assets from operations	$—	$2,168	$17,866	$33,193	$123,143

See accompanying notes.

25

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco V.I. Basic Value Fund		Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(1,097)	$554	$(11,532)	$(13,330)	$(38,814)	$(3,958)
Net realized capital gains (losses) on investments	(5,087)	(2,655)	(8,762)	(59,804)	104,215	(857,345)
Net change in unrealized appreciation/depreciation of investments	13,620	30,192	279,024	411,623	33,248	2,563,254

Increase (decrease) in net assets from operations	7,436	28,091	258,730	338,489	98,649	1,701,951

Contract transactions
Net contract purchase payments	—	—	—	21	—	18,200
Transfer payments from (to) other subaccounts or general account	708	40,734	(83,976)	8,001	(2,106,263)	(2,692,686)
Contract terminations, withdrawals, and other deductions	—	—	(170,181)	(170,039)	(708,507)	(1,298,910)
Contract maintenance charges	(1,078)	(742)	(1,072)	(1,321)	(2,898)	(3,490)

Increase (decrease) in net assets from contract transactions	(370)	39,992	(255,229)	(163,338)	(2,817,668)	(3,976,886)

Net increase (decrease) in net assets	7,066	68,083	3,501	175,151	(2,719,019)	(2,274,935)

Net assets:
Beginning of the period	126,745	58,662	2,076,155	1,901,004	7,480,574	9,755,509

End of the period	$133,811	$126,745	$2,079,656	$2,076,155	$4,761,555	$7,480,574

See accompanying notes.

26

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco V.I. International Growth Fund		Invesco V.I. Mid Cap Core Equity Fund		Invesco Van Kampen V.I. Capital Growth Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$331	$(40)	$(8,023)	$2,093	$(23,965)	$(2,556)
Net realized capital gains (losses) on investments	(74,293)	(49,978)	214,342	(32,288)	669,140	31,011
Net change in unrealized appreciation/depreciation of investments	51,460	175,386	(105,877)	216,319	(12,090)	68,867

Increase (decrease) in net assets from operations	(22,502)	125,368	100,442	186,124	633,085	97,322

Contract transactions
Net contract purchase payments	—	—	271	1,596	—	300
Transfer payments from (to) other subaccounts or general account	1,909,487	(14,853)	(696,775)	641,072	(549,368)	(91,558)
Contract terminations, withdrawals, and other deductions	(28,858)	(66,317)	(70,030)	(32,796)	(103,420)	(33,191)
Contract maintenance charges	(13)	(13)	(6,501)	(4,315)	(37)	(10)

Increase (decrease) in net assets from contract transactions	1,880,616	(81,183)	(773,035)	605,557	(652,825)	(124,459)

Net increase (decrease) in net assets	1,858,114	44,185	(672,593)	791,681	(19,740)	(27,137)

Net assets:
Beginning of the period	462,164	417,979	934,306	142,625	86,296	113,433

End of the period	$2,320,278	$462,164	$261,713	$934,306	$66,556	$86,296

See accompanying notes.

27

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco Van Kampen V.I. Comstock Fund		AllianceBernstein International Value Portfolio		AllianceBernstein Global Thematic Growth Portfolio

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(32,257)	$151,180	$6,441	$(714)	$15,801	$(12,403)
Net realized capital gains (losses) on investments	65,256	(1,697,643)	(6,407)	(17,368)	13,745	(9,819)
Net change in unrealized appreciation/depreciation of investments	427,419	1,582,026	11,429	107,866	285,373	349,871

Increase (decrease) in net assets from operations	460,418	35,563	11,463	89,784	314,919	327,649

Contract transactions
Net contract purchase payments	—	2	—	—	—	—
Transfer payments from (to) othersub accounts or general account	5,279,226	(3,413,770)	48,241	(13,185)	110,587	944,213
Contract terminations, withdrawals, and other deductions	(140,982)	(359,478)	(397)	(514)	(12,921)	(22,065)
Contract maintenance charges	(4,051)	(4,491)	(1,391)	(1,202)	(498)	(354)

Increase (decrease) in net assets from contract transactions	5,134,193	(3,777,737)	46,453	(14,901)	97,168	921,794

Net increase (decrease) in net assets	5,594,611	(3,742,174)	57,916	74,883	412,087	1,249,443

Net assets:
Beginning of the period	1,669,947	5,412,121	346,468	271,585	1,796,585	547,142

End of the period	$7,264,558	$1,669,947	$404,384	$346,468	$2,208,672	$1,796,585

See accompanying notes.

28

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	AllianceBernstein Growth and Income Portfolio		AllianceBernstein Large Cap Growth Portfolio		AllianceBernstein Small/Mid Cap Value Portfolio

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(18,542)	$73,175	$(68,521)	$(94,696)	$(3,151)	$(2,047)
Net realized capital gains (losses) on investments	77,113	(613,697)	(249,315)	(874,117)	16,739	(314,465)
Net change in unrealized appreciation/depreciation of investments	(82,914)	942,556	957,331	3,376,185	54,254	327,535

Increase (decrease) in net assets from operations	(24,343)	402,034	639,495	2,407,372	67,842	11,023

Contract transactions
Net contract purchase payments	—	5,285	—	5,200	210	282
Transfer payments from (to) other subaccounts or general account	(569,333)	430,435	(337,100)	(308,704)	(9,223)	(188,840)
Contract terminations, withdrawals, and other deductions	(148,293)	(209,276)	(1,109,864)	(655,731)	(2,216)	(2,492)
Contract maintenance charges	(47)	(33)	(5,188)	(6,139)	(2,403)	(1,923)

Increase (decrease) in net assets from contract transactions	(717,673)	226,411	(1,452,152)	(965,374)	(13,632)	(192,973)

Net increase (decrease) in net assets	(742,016)	628,445	(812,657)	1,441,998	54,210	(181,950)

Net assets:
Beginning of the period	1,510,043	881,598	8,956,082	7,514,084	270,547	452,497

End of the period	$768,027	$1,510,043	$8,143,425	$8,956,082	$324,757	$270,547

See accompanying notes.

29

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	AllianceBernstein Value Portfolio		American Century VP International Fund		American Century VP Ultra® Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$877	$3,733	$31,098	$41,569	$(2,140)	$(7,570)
Net realized capital gains (losses) on investments	(15,974)	(24,359)	(118,986)	(1,840,240)	44,604	(292,140)
Net change in unrealized appreciation/depreciation of investments	38,305	56,558	452,233	2,055,366	(8,491)	376,885

Increase (decrease) in net assets from operations	23,208	35,932	364,345	256,695	33,973	77,175

Contract transactions
Net contract purchase payments	—	—	—	1	—	242
Transfer payments from (to) other subaccounts or general account	10,421	162	14,997	(300,187)	(52,605)	(3,798,672)
Contract terminations, withdrawals, and other deductions	(857)	(5,806)	(231,531)	(237,887)	(59,835)	(186,026)
Contract maintenance charges	(2,034)	(2,051)	(3,435)	(3,539)	(99)	(948)

Increase (decrease) in net assets from contract transactions	7,530	(7,695)	(219,969)	(541,612)	(112,539)	(3,985,404)

Net increase (decrease) in net assets	30,738	28,237	144,376	(284,917)	(78,566)	(3,908,229)

Net assets:
Beginning of the period	224,687	196,450	3,310,761	3,595,678	345,405	4,253,634

End of the period	$255,425	$224,687	$3,455,137	$3,310,761	$266,839	$345,405

See accompanying notes.

30

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Year Ended December 31, 2010 and 2009

	American Funds Asset Allocation Fund		American Funds Bond Fund		American Funds Growth Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$2,492	$4,349	$33,978	$41,818	$(16,417)	$(22,851)
Net realized capital gains (losses) on investments	(24,638)	(11,061)	(48,750)	(174,518)	(2,897)	(2,134,670)
Net change in unrealized appreciation/depreciation of investments	86,584	122,439	140,938	459,922	314,529	2,528,334

Increase (decrease) in net assets from operations	64,438	115,727	126,166	327,222	295,215	370,813

Contract transactions
Net contract purchase payments	—	—	2,154	6,868	3,838	3,801
Transfer payments from (to) other subaccounts or general account	(15,713)	7,978	(1,881,454)	(189,398)	12,387	(2,016,721)
Contract terminations, withdrawals, and other deductions	(126,631)	(7,273)	(170,881)	(342,450)	(126,600)	(54,515)
Contract maintenance charges	(4,870)	(5,103)	(21,529)	(27,542)	(16,385)	(19,673)

Increase (decrease) in net assets from contract transactions	(147,214)	(4,398)	(2,071,710)	(552,522)	(126,760)	(2,087,108)

Net increase (decrease) in net assets	(82,776)	111,329	(1,945,544)	(225,300)	168,455	(1,716,295)

Net assets:
Beginning of the period	649,907	538,578	2,951,093	3,176,393	1,851,522	3,567,817

End of the period	$567,131	$649,907	$1,005,549	$2,951,093	$2,019,977	$1,851,522

See accompanying notes.

31

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	American Funds Growth - Income Fund		American Funds International Fund		BlackRock Balanced Capital

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(3,081)	$(785)	$25,938	$789	$12,679	$25,367
Net realized capital gains (losses) on investments	(54,975)	(59,298)	(813,238)	(730,530)	(6,734)	(88,502)
Net change in unrealized appreciation/depreciation of investments	198,045	420,709	1,147,615	2,267,803	197,831	492,070

Increase (decrease) in net assets from operations	139,989	360,626	360,315	1,538,062	203,776	428,935

Contract transactions
Net contract purchase payments	—	—	5,313	15,331	—	—
Transfer payments from (to) other subaccounts or general account	34,009	(11,540)	311,010	1,180,026	(30,998)	(79,461)
Contract terminations, withdrawals, and other deductions	(106,475)	(9,061)	(649,181)	(405,739)	(292,763)	(350,220)
Contract maintenance charges	(10,639)	(10,720)	(50,985)	(40,842)	(1,005)	(1,308)

Increase (decrease) in net assets from contract transactions	(83,105)	(31,321)	(383,843)	748,776	(324,766)	(430,989)

Net increase (decrease) in net assets	56,884	329,305	(23,528)	2,286,838	(120,990)	(2,054)

Net assets:
Beginning of the period	1,574,584	1,245,279	6,549,862	4,263,024	2,999,396	3,001,450

End of the period	$1,631,468	$1,574,584	$6,526,334	$6,549,862	$2,878,406	$2,999,396

See accompanying notes.

32

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Basic Value V.I. Fund		BlackRock Total Return V.I. Fund		BlackRock Capital Appreciation VI Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$17,012	$181,773	$551,644	$718,291	$(159,190)	$(108,475)
Net realized capital gains (losses) on investments	(750,604)	(1,760,719)	(167,499)	(546,392)	(244,557)	(1,043,448)
Net change in unrealized appreciation/depreciation of investments	2,849,062	7,235,147	813,149	2,143,669	2,664,476	4,788,329

Increase (decrease) in net assets from operations	2,115,470	5,656,201	1,197,294	2,315,568	2,260,729	3,636,406

Contract transactions
Net contract purchase payments	18,691	37,123	16,709	27,540	2,100	17,660
Transfer payments from (to) other subaccounts or general account	(4,370,584)	3,844,399	(216,841)	(1,673,156)	3,029,052	5,111,992
Contract terminations, withdrawals, and other deductions	(2,696,786)	(2,461,625)	(1,882,932)	(1,645,918)	(1,591,914)	(1,057,264)
Contract maintenance charges	(32,448)	(25,932)	(9,296)	(10,537)	(30,224)	(29,031)

Increase (decrease) in net assets from contract transactions	(7,081,127)	1,393,965	(2,092,360)	(3,302,071)	1,409,014	4,043,357

Net increase (decrease) in net assets	(4,965,657)	7,050,166	(895,066)	(986,503)	3,669,743	7,679,763

Net assets:
Beginning of the period	27,493,516	20,443,350	15,419,570	16,406,073	14,050,401	6,370,638

End of the period	$22,527,859	$27,493,516	$14,524,504	$15,419,570	$17,720,144	$14,050,401

See accompanying notes.

33

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Global Allocation V.I. Fund		BlackRock Global Opportunities VI Fund		BlackRock Government Income V.I. Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(68,871)	$206,353	$(15,189)	$26,618	$450,287	$509,672
Net realized capital gains (losses) on investments	1,466,071	1,744,254	134,992	(189,037)	(172,059)	303,867
Net change in unrealized appreciation/depreciation of investments	1,984,941	5,055,083	154,586	1,477,747	1,040,584	(1,461,320)

Increase (decrease) in net assets from operations	3,382,141	7,005,690	274,389	1,315,328	1,318,812	(647,781)

Contract transactions
Net contract purchase payments	26,775	45,405	1	—	8,639	25,534
Transfer payments from (to) other subaccounts or general account	2,425,703	1,358,412	(61,442)	(237,273)	(1,951,395)	5,438,643
Contract terminations, withdrawals, and other deductions	(4,561,868)	(3,548,369)	(243,585)	(383,100)	(2,862,283)	(2,845,796)
Contract maintenance charges	(51,475)	(51,468)	(3,027)	(3,188)	(11,183)	(12,406)

Increase (decrease) in net assets from contract transactions	(2,160,865)	(2,196,020)	(308,053)	(623,561)	(4,816,222)	2,605,975

Net increase (decrease) in net assets	1,221,276	4,809,670	(33,664)	691,767	(3,497,410)	1,958,194

Net assets:
Beginning of the period	42,207,820	37,398,150	2,925,679	2,233,912	19,835,979	17,877,785

End of the period	$43,429,096	$42,207,820	$2,892,015	$2,925,679	$16,338,569	$19,835,979

See accompanying notes.

34

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock High Income V.I. Fund		BlackRock International Value V.I. Fund		BlackRock Large Cap Core V.I. Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$482,766	$532,714	$(26,059)	$97,947	$(63,796)	$(5,153)
Net realized capital gains (losses) on investments	(207,911)	(472,197)	(1,603,633)	(1,242,810)	(205,611)	(1,025,438)
Net change in unrealized appreciation/depreciation of investments	702,832	2,792,939	2,377,631	3,180,191	1,504,960	4,482,777

Increase (decrease) in net assets from operations	977,687	2,853,456	747,939	2,035,328	1,235,553	3,452,186

Contract transactions
Net contract purchase payments	1,970	4,024	480	1,597	21,618	19,602
Transfer payments from (to) other subaccounts or general account	551,731	(192,589)	305,167	2,328,403	(1,102,472)	(226,389)
Contract terminations, withdrawals, and other deductions	(1,010,207)	(709,872)	(1,011,949)	(887,832)	(1,754,404)	(1,903,700)
Contract maintenance charges	(5,222)	(5,677)	(8,580)	(8,835)	(13,600)	(15,933)

Increase (decrease) in net assets from contract transactions	(461,728)	(904,114)	(714,882)	1,433,333	(2,848,858)	(2,126,420)

Net increase (decrease) in net assets	515,959	1,949,342	33,057	3,468,661	(1,613,305)	1,325,766

Net assets:
Beginning of the period	7,656,934	5,707,592	11,505,958	8,037,297	19,472,983	18,147,217

End of the period	$8,172,893	$7,656,934	$11,539,015	$11,505,958	$17,859,678	$19,472,983

See accompanying notes.

35

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Large Cap Growth V.I. Fund		BlackRock Large Cap Value V.I. Fund		BlackRock Money Market V.I. Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(56,188)	$(58,664)	$(18,880)	$17,306	$(255,406)	$(225,301)
Net realized capital gains (losses) on investments	952,489	(373,940)	(383,353)	(2,144,299)	84	3,161
Net change in unrealized appreciation/depreciation of investments	289,822	2,350,664	800,589	3,130,449	—	—

Increase (decrease) in net assets from operations	1,186,123	1,918,060	398,356	1,003,456	(255,322)	(222,140)

Contract transactions
Net contract purchase payments	3,519	12,848	583	5,549	133,641	1,859,455
Transfer payments from (to) other subaccounts or general account	(3,001,538)	1,278,106	(110,632)	(540,631)	(185,656)	6,181,324
Contract terminations, withdrawals, and other deductions	(872,538)	(863,821)	(996,642)	(697,986)	(4,226,121)	(6,494,625)
Contract maintenance charges	(24,301)	(23,333)	(11,543)	(8,748)	(22,795)	(17,735)

Increase (decrease) in net assets from contract transactions	(3,894,858)	403,800	(1,118,234)	(1,241,816)	(4,300,931)	1,528,419

Net increase (decrease) in net assets	(2,708,735)	2,321,860	(719,878)	(238,360)	(4,556,253)	1,306,279

Net assets:
Beginning of the period	8,507,339	6,185,479	7,844,776	8,083,136	21,470,075	20,163,796

End of the period	$5,798,604	$8,507,339	$7,124,898	$7,844,776	$16,913,822	$21,470,075

See accompanying notes.

36

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock S&P 500 Index V.I. Fund		BlackRock Equity Dividend V.I. Fund		BlackRock Value Opportunities V.I. Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$28,458	$69,587	$21,469	$27,792	$(104,568)	$(56,744)
Net realized capital gains (losses) on investments	222,000	(592,966)	181,912	(66,174)	(1,091,401)	(1,946,608)
Net change in unrealized appreciation/depreciation of investments	1,237,952	2,908,439	(75,522)	226,793	4,342,161	4,274,781

Increase (decrease) in net assets from operations	1,488,410	2,385,060	127,859	188,411	3,146,192	2,271,429

Contract transactions
Net contract purchase payments	4,600	6,643	—	—	2,500	3,157
Transfer payments from (to) other subaccounts or general account	(240,926)	54,819	(22,091)	(21,105)	(289,599)	2,019,419
Contract terminations, withdrawals, and other deductions	(1,042,674)	(833,046)	(95,668)	(187,185)	(886,936)	(819,621)
Contract maintenance charges	(10,601)	(11,379)	(465)	(588)	(7,808)	(6,974)

Increase (decrease) in net assets from contract transactions	(1,289,601)	(782,963)	(118,224)	(208,878)	(1,181,843)	1,195,981

Net increase (decrease) in net assets	198,809	1,602,097	9,635	(20,467)	1,964,349	3,467,410

Net assets:
Beginning of the period	12,293,941	10,691,844	1,572,861	1,593,328	12,544,382	9,076,972

End of the period	$12,492,750	$12,293,941	$1,582,496	$1,572,861	$14,508,731	$12,544,382

See accompanying notes.

37

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Davis Value Portfolio		Dreyfus VIF Appreciation Portfolio		Eaton Vance VT Floating-Rate Income Fund

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$3,881	$(18,399)	$(9,896)	$31,432	$11,070	$8,778
Net realized capital gains (losses) on investments	605,044	(608,145)	129,848	(841,111)	(2,556)	(7,801)
Net change in unrealized appreciation/depreciation of investments	1,558,703	3,204,991	132,959	840,071	19,456	82,250

Increase (decrease) in net assets from operations	2,167,628	2,578,447	252,911	30,392	27,970	83,227

Contract transactions
Net contract purchase payments	1,195	8,279	348	764	—	1,921
Transfer payments from (to) other subaccounts or general account	(3,020,392)	6,592,812	1,446,720	(1,886,412)	154,217	82,893
Contract terminations, withdrawals, and other deductions	(1,364,521)	(930,306)	(45,963)	(25,408)	—	663
Contract maintenance charges	(32,657)	(17,103)	(5,698)	(8,280)	(2,535)	(1,923)

Increase (decrease) in net assets from contract transactions	(4,416,375)	5,653,682	1,395,407	(1,919,336)	151,682	83,554

Net increase (decrease) in net assets	(2,248,747)	8,232,129	1,648,318	(1,888,944)	179,652	166,781

Net assets:
Beginning of the period	13,576,263	5,344,134	50,995	1,939,939	357,945	191,164

End of the period	$11,327,516	$13,576,263	$1,699,313	$50,995	$537,597	$357,945

See accompanying notes.

38

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Eaton Vance VT Large-Cap Value Fund		Federated Capital Appreciation Fund II		Federated Kaufmann Fund II

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(18,990)	$(5,864)	$15,522	$(6,446)	$(50,110)	$(49,203)
Net realized capital gains (losses) on investments	32,317	(182,123)	(26,599)	(223,460)	(106,376)	(76,236)
Net change in unrealized appreciation/depreciation of investments	(40,202)	487,555	193,204	653,309	508,291	754,737

Increase (decrease) in net assets from operations	(26,875)	299,568	182,127	423,403	351,805	629,298

Contract transactions
Net contract purchase payments	784	3,627	291	6,995	1,598	6,180
Transfer payments from (to) other subaccounts or general account	1,590,296	1,245,328	(2,878,469)	(2,268,250)	(3,163,561)	3,051,924
Contract terminations, withdrawals, and other deductions	(194,314)	(188,420)	(147,532)	(449,192)	(470,413)	(489,170)
Contract maintenance charges	(12,763)	(10,780)	(6,181)	(18,703)	(6,998)	(5,988)

Increase (decrease) in net assets from contract transactions	1,384,003	1,049,755	(3,031,891)	(2,729,150)	(3,639,374)	2,562,946

Net increase (decrease) in net assets	1,357,128	1,349,323	(2,849,764)	(2,305,747)	(3,287,569)	3,192,244

Net assets:
Beginning of the period	2,279,265	929,942	3,291,961	5,597,708	5,752,677	2,560,433

End of the period	$3,636,393	$2,279,265	$442,197	$3,291,961	$2,465,108	$5,752,677

See accompanying notes.

39

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Templeton Foreign Securities Fund		Templeton Growth Securities Fund		Janus Aspen Forty Portfolio

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$3,349	$9,323	$(98)	$2,541	$(35,181)	$(35,246)
Net realized capital gains (losses) on investments	(19,538)	(24,767)	(14,270)	(47,369)	(240,011)	(137,738)
Net change in unrealized appreciation/depreciation of investments	60,496	160,227	23,071	78,195	236,922	995,115

Increase (decrease) in net assets from operations	44,307	144,783	8,703	33,367	(38,270)	822,131

Contract transactions
Net contract purchase payments	105	120	—	—	928	6,061
Transfer payments from (to) other subaccounts or general account	26,556	43,657	47,932	(45,706)	(2,528,116)	1,259,002
Contract terminations, withdrawals, and other deductions	(6,756)	(17,344)	(20,954)	(1,835)	(264,341)	(260,846)
Contract maintenance charges	(5,511)	(4,890)	(1,245)	(1,252)	(17,487)	(18,021)

Increase (decrease) in net assets from contract transactions	14,394	21,543	25,733	(48,793)	(2,809,016)	986,196

Net increase (decrease) in net assets	58,701	166,326	34,436	(15,426)	(2,847,286)	1,808,327

Net assets:
Beginning of the period	614,487	448,161	119,898	135,324	3,611,744	1,803,417

End of the period	$673,188	$614,487	$154,334	$119,898	$764,458	$3,611,744

See accompanying notes.

40

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Janus Aspen-Enterprise Portfolio		MFS® Growth Series		Oppenheimer Capital Appreciation Fund/VA

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(6,033)	$(5,612)	$(66,939)	$(47,969)	$(621)	$(913)
Net realized capital gains (losses) on investments	(4,251)	(82,316)	230,209	(190,743)	(201)	(10,025)
Net change in unrealized appreciation/depreciation of investments	102,582	227,544	666,342	1,661,344	4,454	22,254

Increase (decrease) in net assets from operations	92,298	139,616	829,612	1,422,632	3,632	11,316

Contract transactions
Net contract purchase payments	168	1,321	750	7,024	—	1
Transfer payments from (to) other subaccounts or general account	(415,100)	(88,862)	2,164,444	(450,769)	251	(119,197)
Contract terminations, withdrawals, and other deductions	(52,278)	(23,398)	(430,043)	(505,569)	—	—
Contract maintenance charges	(3,123)	(3,200)	(2,644)	(2,750)	(429)	(449)

Increase (decrease) in net assets from contract transactions	(470,333)	(114,139)	1,732,507	(952,064)	(178)	(119,645)

Net increase (decrease) in net assets	(378,035)	25,477	2,562,119	470,568	3,454	(108,329)

Net assets:
Beginning of the period	427,710	402,233	4,713,912	4,243,344	46,684	155,013

End of the period	$49,675	$427,710	$7,276,031	$4,713,912	$50,138	$46,684

See accompanying notes.

41

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Oppenheimer Main Street Fund®/VA		Oppenheimer Main Street Small Cap Fund®/VA		PIMCO CommodityRealReturn® Strategy Portfolio

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$—	$(31)	$(1,069)	$(722)	$127,360	$35,988
Net realized capital gains (losses) on investments	—	(11,823)	(1,390)	(25,499)	(150,441)	(94,814)
Net change in unrealized appreciation/depreciation of investments	—	9,031	28,578	56,419	227,634	347,202

Increase (decrease) in net assets from operations	—	(2,823)	26,119	30,198	204,553	288,376

Contract transactions
Net contract purchase payments	—	—	—	—	168	2,056
Transfer payments from (to) other subaccounts or general account	—	2,066	(5,411)	(21,942)	182,287	(163,842)
Contract terminations, withdrawals, and other deductions	—	(15,553)	(4,095)	(10,898)	(99,794)	(56,879)
Contract maintenance charges	—	(12)	(1,064)	(1,025)	(6,727)	(7,354)

Increase (decrease) in net assets from contract transactions	—	(13,499)	(10,570)	(33,865)	75,934	(226,019)

Net increase (decrease) in net assets	—	(16,322)	15,549	(3,667)	280,487	62,357

Net assets:
Beginning of the period	—	16,322	126,183	129,850	912,293	849,936

End of the period	$—	$—	$141,732	$126,183	$1,192,780	$912,293

See accompanying notes.

42

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	PIMCO Low Duration Portfolio		PIMCO Real Return Portfolio		PIMCO Total Return Portfolio

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$124	$9,546	$(1,808)	$45,692	$348,877	$1,385,646
Net realized capital gains (losses) on investments	8,573	29,166	37,576	78,149	1,544,592	1,679,722
Net change in unrealized appreciation/depreciation of investments	8,959	20,392	82,448	334,270	384,706	1,151,234

Increase (decrease) in net assets from operations	17,656	59,104	118,216	458,111	2,278,175	4,216,602

Contract transactions
Net contract purchase payments	—	3,843	468	7,655	5,945	62,039
Transfer payments from (to) other subaccounts or general account	1,193,069	247,087	316,275	(769,131)	1,112,899	(515,335)
Contract terminations, withdrawals, and other deductions	—	—	(176,749)	(219,661)	(4,192,405)	(4,370,332)
Contract maintenance charges	(2,424)	(3,752)	(13,964)	(23,360)	(90,486)	(115,010)

Increase (decrease) in net assets from contract transactions	1,190,645	247,178	126,030	(1,004,497)	(3,164,047)	(4,938,638)

Net increase (decrease) in net assets	1,208,301	306,282	244,246	(546,386)	(885,872)	(722,036)

Net assets:
Beginning of the period	650,857	344,575	2,595,361	3,141,747	36,635,170	37,357,206

End of the period	$1,859,158	$650,857	$2,839,607	$2,595,361	$35,749,298	$36,635,170

See accompanying notes.

43

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Pioneer Emerging Markets VCT Portfolio		Pioneer Fund VCT Portfolio		Pioneer High Yield VCT Portfolio

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$(9,847)	$(5,345)	$(5,421)	$97	$28,818	$17,349
Net realized capital gains (losses) on investments	298,170	(67,694)	264,783	(5,170)	164,143	(5,844)
Net change in unrealized appreciation/depreciation of investments	(150,075)	321,020	2,640	12,319	(83,024)	163,211

Increase (decrease) in net assets from operations	138,248	247,981	262,002	7,246	109,937	174,716

Contract transactions
Net contract purchase payments	247	1,724	901	1	232	910
Transfer payments from (to) other subaccounts or general account	(701,579)	480,147	5,430	(896)	(481,988)	433,397
Contract terminations, withdrawals, and other deductions	(70,638)	(35,268)	(230,972)	39	(55,098)	(58,815)
Contract maintenance charges	(8,595)	(4,129)	(14,530)	(147)	(5,322)	(3,145)

Increase (decrease) in net assets from contract transactions	(780,565)	442,474	(239,171)	(1,003)	(542,176)	372,347

Net increase (decrease) in net assets	(642,317)	690,455	22,831	6,243	(432,239)	547,063

Net assets:
Beginning of the period	830,217	139,762	34,717	28,474	649,132	102,069

End of the period	$187,900	$830,217	$57,548	$34,717	$216,893	$649,132

See accompanying notes.

44

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Pioneer Real Estate Shares VCT Portfolio		Seligman Smaller-Cap Value Portfolio		Transamerica AllianceBernstein Dynamic Allocation VP

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$3,313	$9,799	$(8,139)	$(7,947)	$—	$—
Net realized capital gains (losses) on investments	159,855	(79,629)	(120,075)	(354,971)	—	—
Net change in unrealized appreciation/depreciation of investments	(80,167)	206,628	242,878	518,474	—	—

Increase (decrease) in net assets from operations	83,001	136,798	114,664	155,556	—	—

Contract transactions
Net contract purchase payments	168	1,321	—	90	—	—
Transfer payments from (to) other subaccounts or general account	(403,500)	(33,501)	526,715	(36,606)	—	—
Contract terminations, withdrawals, and other deductions	(42,016)	(23,272)	(68,080)	(65,194)	—	—
Contract maintenance charges	(2,601)	(2,720)	(24)	(22)	—	—

Increase (decrease) in net assets from contract transactions	(447,949)	(58,172)	458,611	(101,732)	—	—

Net increase (decrease) in net assets	(364,948)	78,626	573,275	53,824	—	—

Net assets:
Beginning of the period	373,047	294,421	548,741	494,917	—	—

End of the period	$8,099	$373,047	$1,122,016	$548,741	$—	$—

See accompanying notes.

45

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Transamerica WMC Diversified Growth VP		Transamerica Growth Opportunities VP		Transamerica Small/Mid Cap Value VP

	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Operations
Net investment income (loss)	$—	$—	$(88)	$(25)	$(578)	$(282)
Net realized capital gains (losses) on investments	—	—	79	(98)	2,149	242
Net change in unrealized appreciation/depreciation of investments	—	—	2,177	352	16,295	4,937

Increase (decrease) in net assets from operations	—	—	2,168	229	17,866	4,897

Contract transactions
Net contract purchase payments	—	—	—	3,457	—	3,458
Transfer payments from (to) other subaccounts or general account	4,362,583	—	1,576,824	3,225	491,485	56,235
Contract terminations, withdrawals, and other deductions	—	—	—	—	(1,274)	(302)
Contract maintenance charges	—	—	(65)	(31)	(398)	(126)

Increase (decrease) in net assets from contract transactions	4,362,583	—	1,576,759	6,651	489,813	59,265

Net increase (decrease) in net assets	4,362,583	—	1,578,927	6,880	507,679	64,162

Net assets:
Beginning of the period	—	—	6,880	—	64,632	470

End of the period	$4,362,583	$—	$1,585,807	$6,880	$572,311	$64,632

See accompanying notes.

46

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Wanger International		Wanger USA

	Subaccount		Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$947	$4,502	$(9,199)	$(7,332)
Net realized capital gains (losses) on investments	(43,266)	(9,150)	111,145	22,595
Net change in unrealized appreciation/depreciation of investments	75,512	84,632	21,197	145,299

Increase (decrease) in net assets from operations	33,193	79,984	123,143	160,562

Contract transactions
Net contract purchase payments	540	540	226	1,636
Transfer payments from (to) other subaccounts or general account	1,368,787	(1,040)	40,106	(87,360)
Contract terminations, withdrawals, and other deductions	(1,281)	(788)	(61,534)	(35,262)
Contract maintenance charges	(1,476)	(2,150)	(4,627)	(3,831)

Increase (decrease) in net assets from contract transactions	1,366,570	(3,438)	(25,829)	(124,817)

Net increase (decrease) in net assets	1,399,763	76,546	97,314	35,745

Net assets:
Beginning of the period	247,119	170,573	473,789	438,044

End of the period	$1,646,882	$247,119	$571,103	$473,789

See accompanying notes.

47

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

ML of New York Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company of New York (TALICNY), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). Prior to July 1, 2010, TALICNY was known as ML Life Insurance Company of New York. This change had no impact on the Separate Account or its operations. AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific individual subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Power®, Merrill Lynch Retirement Optimizer®, and Merrill Lynch Retirement Plus®.

On December 28, 2007 (the Acquisition Date), TALICNY was acquired by AUSA. Prior to the Acquisition Date, TALICNY was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. This transaction had no impact on the net asset values or results of the Separate Account.

Subaccount Investment by Mutual Fund:

AIM Variable Insurance Funds- (Invesco Variable Insurance Funds) - Series I Shares

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. International Growth Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund

AllianceBernstein Variable Products Series Fund, Inc.-Class A

AllianceBernstein International Value Portfolio

AllianceBernstein Global Thematic Growth Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Small/Mid Cap Value Portfolio

AllianceBernstein Value Portfolio

American Century Variable Portfolios, Inc.-Class I

American Century VP International Fund

American Century VP Ultra® Fund

American Funds Insurance Series-Class 2 Shares

American Funds Asset Allocation Fund

American Funds Bond Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds International Fund

48

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

Subaccount Investment by Mutual Fund (continued):

BlackRock Variable Series Funds, Inc.-Class I Shares

BlackRock Balanced Capital

BlackRock Basic Value V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Capital Appreciation VI Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities VI Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Fund, Inc.-Class III Shares

BlackRock Global Opportunities V.I. Fund-Class III

Davis Variable Account Fund, Inc.

Davis Value Portfolio

Dreyfus Variable Investment Fund-Service Class

Dreyfus VIF Appreciation Portfolio

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund

Eaton Vance VT Large-Cap Value Fund

Federated Insurance Series-Primary Class Shares

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

Franklin Templeton Variable Insurance Products Trust-Class 2 Shares

Templeton Foreign Securities Fund

Templeton Growth Securities Fund

Janus Aspen Series-Service Shares

Janus Aspen Forty Portfolio

Janus Aspen-Enterprise Portfolio

MFS® Variable Insurance Trust-Initial Class

MFS® Growth Series

Oppenheimer Variable Account Funds-Service Class

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small Cap Fund®/VA

49

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

Subaccount Investment by Mutual Fund (continued):

PIMCO Variable Insurance Trust-Administrative Class Shares

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Pioneer Variable Contracts Trust-Class II Shares

Pioneer Emerging Markets VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Real Estate Shares VCT Portfolio

Seligman Portfolios, Inc.-Class I

Seligman Smaller-Cap Value Portfolio

Transamerica Series Trust-Service Class

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica WMC Diversified Growth VP

Transamerica Growth Opportunities VP

Transamerica Small/Mid Cap Value VP

Wanger Advisors Trust

Wanger International

Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Invesco V.I. Core Equity Fund	April 28, 2006
Pioneer Emerging Markets VCT Portfolio	May 1, 2006
Wanger International	April 27, 2007
AllianceBernstein International Value Portfolio	May 1, 2007
Eaton Vance VT Large-Cap Value Fund	May 1, 2007
Janus Aspen Forty Portfolio	May 1, 2007
Janus Aspen-Enterprise Portfolio	May 1, 2007
PIMCO Low Duration Portfolio	May 1, 2007
Pioneer Real Estate Shares VCT Portfolio	May 1, 2008
Transamerica AllianceBernstein Dynamic Allocation VP	May 1, 2008
Transamerica WMC Diversified Growth VP	May 1, 2008
Transamerica Growth Opportunities VP	May 1, 2008
Transamerica Small/Mid Cap Value VP	May 1, 2008

50

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2010:

Portfolio	Formerly
Transamerica WMC Diversified Growth VP	Transamerica Equity VP
Invesco V.I. Basic Value V.I. Fund	AIM V.I. Basic Value Fund
Invesco V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund
Invesco V.I. Core Equity Fund	AIM V.I. Core Equity Fund
Invesco V.I. International Growth Fund	AIM V.I. International Growth Fund
Invesco V.I. Mid Cap Core Equity Fund	AIM V.I. Mid Cap Core Equity Fund
BlackRock Capital Appreciation VI - Class I	BlackRock Fundamental Growth VI-Class 1
BlackRock Global Opportunities VI - Class I	BlackRock Global Growth VI-Class 1
BlackRock Global Opportunities VI - Class III	BlackRock Global Growth VI-Class III
Invesco Van Kampen V.I. Capital Growth Fund	Van Kampen Capital Growth Portfolio
Invesco Van Kampen V.I. Comstock Fund	Van Kampen Comstock Portfolio
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Convertible Securities VP
BlackRock Equity Dividend V.I. Fund	BlackRock Utilities and Telecommunications V.I. Fund

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2010.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

On July 1, 2009, the FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Separate Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Separate Account’s financial statement disclosures, but did not impact the results of operations or financial position.

51

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

Accounting Policy (Continued)

As of December 31, 2009 the Separate Account adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. See Note 9 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

52

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

	Purchases	Sales
AIM Variable Insurance Funds- (Invesco Variable Insurance Funds) - Series I Shares
Invesco V.I. Basic Value Fund	$3,063	$4,530
Invesco V.I. Capital Appreciation Fund	19,094	285,801
Invesco V.I. Core Equity Fund	806,023	3,661,832
Invesco V.I. International Growth Fund	2,558,637	677,593
Invesco V.I. Mid Cap Core Equity Fund	59,154	840,212
Invesco Van Kampen V.I. Capital Growth Fund	3,197,259	3,874,049
Invesco Van Kampen V.I. Comstock Fund	5,614,019	512,083
AllianceBernstein Variable Products Series Fund, Inc.-Class A
AllianceBernstein International Value Portfolio	60,634	7,740
AllianceBernstein Global Thematic Growth Portfolio	311,205	198,236
AllianceBernstein Growth and Income Portfolio	400,633	1,136,847
AllianceBernstein Large Cap Growth Portfolio	205,596	1,726,263
AllianceBernstein Small/Mid Cap Value Portfolio	29,740	46,523
AllianceBernstein Value Portfolio	29,056	20,649
American Century Variable Portfolios, Inc.-Class I
American Century VP International Fund	163,599	352,470
American Century VP Ultra® Fund	30,357	145,036
American Funds Insurance Series-Class 2 Shares
American Funds Asset Allocation Fund	63,979	208,700
American Funds Bond Fund	406,168	2,443,900
American Funds Growth Fund	191,086	334,318
American Funds Growth-Income Fund	143,819	230,006
American Funds International Fund	1,821,562	2,179,469
BlackRock Variable Series Funds, Inc.-Class I Shares
BlackRock Balanced Capital	51,643	363,732
BlackRock Basic Value V.I. Fund	3,137,588	10,201,683
BlackRock Total Return V.I. Fund	1,276,187	2,782,526
BlackRock Capital Appreciation VI Fund	3,697,286	2,447,460

53

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

2. Investments (Continued)

	Purchases	Sales
BlackRock Variable Series Funds, Inc.-Class I Shares
BlackRock Global Allocation V.I. Fund	$3,689,304	$5,700,811
BlackRock Global Opportunities VI Fund	197,333	499,663
BlackRock Government Income V.I. Fund	2,608,143	6,928,527
BlackRock High Income V.I. Fund	1,476,454	1,452,054
BlackRock International Value V.I. Fund	1,577,254	2,318,238
BlackRock Large Cap Core V.I. Fund	270,594	3,183,258
BlackRock Large Cap Growth V.I. Fund	1,761,464	5,712,503
BlackRock Large Cap Value V.I. Fund	1,411,095	2,548,210
BlackRock Money Market V.I. Fund	2,696,262	7,252,511
BlackRock S&P 500 Index V.I. Fund	1,036,299	1,933,895
BlackRock Equity Dividend V.I. Fund	247,301	138,213
BlackRock Value Opportunities V.I. Fund	201,788	1,488,196
BlackRock Variable Series Fund, Inc.-Class III Shares
BlackRock Global Opportunities V.I. Fund-Class III	24,134	45,043
Davis Variable Account Fund, Inc.
Davis Value Portfolio	5,915,911	10,328,403
Dreyfus Variable Investment Fund-Service Class
Dreyfus VIF Appreciation Portfolio	2,758,717	1,373,206
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	193,938	31,182
Eaton Vance VT Large-Cap Value Fund	3,866,169	2,501,150
Federated Insurance Series-Primary Class Shares
Federated Capital Appreciation Fund II	471,956	3,488,325
Federated Kaufmann Fund II	308,521	3,998,004
Franklin Templeton Variable Insurance Products Trust-Class 2 Shares
Templeton Foreign Securities Fund	92,618	74,875
Templeton Growth Securities Fund	50,994	25,359
Janus Aspen Series-Service Shares
Janus Aspen Forty Portfolio	285,654	3,129,846
Janus Aspen-Enterprise Portfolio	50,649	527,013
MFS® Variable Insurance Trust-Initial Class
MFS® Growth Series	3,587,499	1,921,930
Oppenheimer Variable Account Funds-Service Class
Oppenheimer Capital Appreciation Fund/VA	544	1,343
Oppenheimer Main Street Fund®/VA	—	—
Oppenheimer Main Street Small Cap Fund®/VA	2,582	14,221

54

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

2. Investments (Continued)

	Purchases	Sales
PIMCO Variable Insurance Trust-Administrative Class Shares
PIMCO CommodityRealReturn® Strategy Portfolio	$473,500	$249,824
PIMCO Low Duration Portfolio	1,513,345	321,286
PIMCO Real Return Portfolio	1,323,897	1,180,886
PIMCO Total Return Portfolio	6,193,285	7,970,609
Pioneer Variable Contracts Trust-Class II Shares
Pioneer Emerging Markets VCT Portfolio	440,663	1,231,075
Pioneer Fund VCT Portfolio	3,110,211	3,354,797
Pioneer High Yield VCT Portfolio	203,122	716,509
Pioneer Real Estate Shares VCT Portfolio	18,105	462,741
Seligman Portfolios, Inc.-Class I
Seligman Smaller-Cap Value Portfolio	654,597	204,125
Transamerica Series Trust-Service Class
Transamerica AllianceBernstein Dynamic Allocation VP	—	—
Transamerica WMC Diversified Growth VP	4,362,583	—
Transamerica Growth Opportunities VP	1,577,366	695
Transamerica Small/Mid Cap Value VP	500,331	11,097
Wanger Advisors Trust
Wanger International	1,484,897	117,379
Wanger USA	253,405	288,430

55

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Invesco V.I. Basic Value Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco Van Kampen V.I. Capital Growth Fund	Invesco Van Kampen V.I. Comstock Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	9,658	213,987	1,200,558	49,205	15,023	39,872	663,229
Units purchased	4,660	6,121	560,207	21,431	68,028	54,869	82,565
Units redeemed and transferred to/from	(80)	(24,470)	(1,033,853)	(29,689)	(6,471)	(76,183)	(583,225)

Units outstanding at December 31, 2009	14,238	195,638	726,912	40,947	76,580	18,558	162,569
Units purchased	215	889	320,501	234,018	—	981,832	528,789
Units redeemed and transferred to/from	(243)	(24,553)	(620,603)	(91,381)	(57,486)	(989,270)	(62,756)

Units outstanding at December 31, 2010	14,210	171,974	426,810	183,584	19,094	11,120	628,602

56

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	AllianceBernstein International Value Portfolio	AllianceBernstein Global Thematic Growth Portfolio	AllianceBernstein Growth and Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	AllianceBernstein Small/Mid Cap Value Portfolio	AllianceBernstein Value Portfolio	American Century VP International Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	56,494	117,582	104,633	735,762	53,973	26,326	464,152
Units purchased	—	155,517	449,262	68,967	9,656	1,361	202,509
Units redeemed and transferred to/from	(2,113)	(18,139)	(403,176)	(175,074)	(40,628)	(2,430)	(342,827)

Units outstanding at December 31, 2009	54,381	254,960	150,719	629,655	23,001	25,257	323,834
Units purchased	7,121	38,587	296,114	157,401	—	705	10,008
Units redeemed and transferred to/from	115	(26,452)	(377,987)	(257,453)	(903)	112	(31,515)

Units outstanding at December 31, 2010	61,617	267,095	68,846	529,603	22,098	26,074	302,327

57

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	American Century VP Ultra® Fund	American Funds Asset Allocation Fund	American Funds Bond Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	BlackRock Balanced Capital

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	602,295	58,388	328,008	428,980	155,264	404,175	180,306
Units purchased	44,594	1,445	44,926	19,636	8,610	159,410	1,067
Units redeemed and transferred to/from	(609,977)	(2,044)	(97,765)	(286,516)	(11,696)	(122,297)	(26,517)

Units outstanding at December 31, 2009	36,912	57,789	275,169	162,100	152,178	441,288	154,856
Units purchased	5,368	—	—	—	—	23,102	515
Units redeemed and transferred to/from	(17,423)	(12,345)	(185,922)	(10,846)	(8,437)	(47,751)	(16,893)

Units outstanding at December 31, 2010	24,857	45,444	89,247	151,254	143,741	416,639	138,478

58

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	BlackRock Basic Value V.I. Fund	BlackRock Total Return V.I. Fund	BlackRock Capital Appreciation VI Fund	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities VI Fund	BlackRock Government Income V.I. Fund	BlackRock High Income V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	1,039,406	974,323	918,640	1,535,204	227,152	989,012	352,467
Units purchased	797,464	40,096	1,163,437	209,170	246,005	932,072	16,113
Units redeemed and transferred to/from	(555,497)	(238,461)	(528,740)	(246,379)	(248,433)	(712,250)	(58,349)

Units outstanding at December 31, 2009	1,281,373	775,958	1,553,337	1,497,995	224,724	1,208,834	310,231
Units purchased	812,873	138,131	609,387	124,681	16,375	1,072,339	33,908
Units redeemed and transferred to/from	(1,290,073)	(236,169)	(498,754)	(189,025)	(39,523)	(1,371,551)	(31,828)

Units outstanding at December 31, 2010	804,173	677,920	1,663,970	1,433,651	201,576	909,622	312,311

59

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	BlackRock International Value V.I. Fund	BlackRock Large Cap Core V.I. Fund	BlackRock Large Cap Growth V.I. Fund	BlackRock Large Cap Value V.I. Fund	BlackRock Money Market V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Equity Dividend V.I. Fund

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	650,862	803,930	903,761	713,440	1,441,044	966,699	66,284
Units purchased	244,985	23,817	392,737	123,988	972,096	121,988	3
Units redeemed and transferred to/from	(171,729)	(108,723)	(349,461)	(222,433)	(879,441)	(219,301)	(8,554)

Units outstanding at December 31, 2009	724,118	719,024	947,037	614,995	1,533,699	869,386	57,733
Units purchased	503,913	10,772	82,321	31,919	487,838	258,955	—
Units redeemed and transferred to/from	(532,529)	(113,142)	(435,613)	(124,417)	(795,954)	(346,725)	(4,376)

Units outstanding at December 31, 2010	695,502	616,654	593,745	522,497	1,225,583	781,616	53,357

60

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	BlackRock Value Opportunities V.I. Fund	Davis Value Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Eaton Vance VT Large-Cap Value Fund	Federated Capital Appreciation Fund II	Federated Kaufmann Fund II

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	376,376	674,425	211,909	24,849	137,920	601,741	270,024
Units purchased	93,206	944,165	17,728	12,826	191,441	195,191	702,128
Units redeemed and transferred to/from	(63,594)	(306,879)	(224,998)	(4,975)	(39,543)	(481,696)	(495,780)

Units outstanding at December 31, 2009	405,988	1,311,711	4,639	32,700	289,818	315,236	476,372
Units purchased	22,271	1,282,248	238,488	—	—	—	201,093
Units redeemed and transferred to/from	(57,545)	(1,612,578)	(107,378)	12,866	116,344	(277,004)	(503,104)

Units outstanding at December 31, 2010	370,714	981,381	135,749	45,566	406,162	38,232	174,361

61

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Templeton Foreign Securities Fund	Templeton Growth Securities Fund	Janus Aspen Forty Portfolio	Janus Aspen- Enterprise Portfolio	MFS® Growth Series	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund®/VA

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	45,443	16,525	245,000	62,563	497,352	21,778	2,050
Units purchased	7,784	681	167,496	—	246,240	82	—
Units redeemed and transferred to/from	(7,140)	(5,851)	(71,692)	(15,866)	(342,905)	(17,270)	(2,050)

Units outstanding at December 31, 2009	46,087	11,355	340,804	46,697	400,687	4,590	—
Units purchased	3,593	2,494	—	—	1,123,267	—	—
Units redeemed and transferred to/from	(2,479)	(59)	(271,870)	(42,320)	(858,801)	(12)	—

Units outstanding at December 31, 2010	47,201	13,790	68,934	4,377	665,153	4,578	—

62

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Oppenheimer Main Street Small Cap Fund®/VA	PIMCO CommodityReal Return® Strategy Portfolio	PIMCO Low Duration Portfolio	PIMCO Real Return Portfolio	PIMCO Total Return Portfolio	Pioneer Emerging Markets VCT Portfolio	Pioneer Fund VCT Portfolio

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	15,604	116,246	33,466	308,583	2,926,729	20,283	3,276
Units purchased	821	3,622	23,467	35,373	933,505	70,133	6,459
Units redeemed and transferred to/from	(5,233)	(30,358)	(304)	(125,338)	(1,295,063)	(20,283)	(6,491)

Units outstanding at December 31, 2009	11,192	89,510	56,629	218,618	2,565,171	70,133	3,244
Units purchased	—	17,030	—	—	1,389,483	—	253,095
Units redeemed and transferred to/from	(847)	(10,956)	99,450	6,033	(1,624,040)	(56,211)	(251,616)

Units outstanding at December 31, 2010	10,345	95,584	156,079	224,651	2,330,614	13,922	4,723

63

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Pioneer High Yield VCT Portfolio	Pioneer Real Estate Shares VCT Portfolio	Seligman Smaller-Cap Value Portfolio	Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica WMC Diversified Growth VP	Transamerica Growth Opportunities VP	Transamerica Small/Mid Cap Value VP

	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2009	14,035	46,735	35,877	—	—	—	75
Units purchased	67,940	16,941	23,388	—	—	760	7,763
Units redeemed and transferred to/from	(25,292)	(17,981)	(29,239)	—	—	(4)	(306)

Units outstanding at December 31, 2009	56,683	45,695	30,026	—	—	756	7,532
Units purchased	6,697	—	86,545	—	—	—	—
Units redeemed and transferred to/from	(47,107)	(44,911)	(67,563)	—	482,976	130,658	44,494

Units outstanding at December 31, 2010	16,273	784	49,008	—	482,976	131,414	52,026

64

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, Continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Wanger International	Wanger USA

	Subaccount	Subaccount
Units outstanding at January 1, 2009	28,299	53,463
Units purchased	954	246
Units redeemed and transferred to/from	(1,452)	(12,430)

Units outstanding at December 31, 2009	27,801	41,279
Units purchased	—	14,163
Units redeemed and transferred to/from	122,605	(14,500)

Units outstanding at December 31, 2010	150,406	40,942

65

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco V.I. Basic Value Fund
	12/31/2010		14,210	$9.56	to	$9.33	$133,811	0.61%	1.25%	to	1.65%	6.03%	to	5.61%
	12/31/2009		14,238	9.02	to	8.83	126,745	2.41	1.25	to	1.65	46.17	to	45.58
	12/31/2008		9,658	6.17	to	6.07	58,662	0.88	1.25	to	1.65	(52.39)	to	(52.59)
	12/31/2007		10,019	12.95	to	12.79	128,256	1.15	1.25	to	1.65	0.23	to	(0.18)
	12/31/2006		295	12.80	to	12.92	3,795	0.72	1.25	to	1.65	11.30	to	11.75
Invesco V.I. Capital Appreciation Fund
	12/31/2010		171,974	12.09	to	12.09	2,079,656	0.75	1.35	to	1.35	13.95	to	13.95
	12/31/2009		195,638	10.61	to	10.61	2,076,155	0.64	1.35	to	1.35	19.46	to	19.46
	12/31/2008		213,987	8.88	to	8.88	1,901,004	—	1.35	to	1.35	(43.30)	to	(43.30)
	12/31/2007		410,071	15.66	to	15.66	6,421,331	—	1.35	to	1.35	10.45	to	10.45
	12/31/2006		551,010	14.17	to	14.17	7,734,911	0.05	1.35	to	1.35	4.83	to	4.83
Invesco V.I. Core Equity Fund
	12/31/2010		426,810	11.16	to	11.03	4,761,555	0.74	1.35	to	1.59	8.10	to	7.84
	12/31/2009		726,912	10.32	to	10.23	7,480,574	1.43	1.35	to	1.59	26.58	to	26.28
	12/31/2008		1,200,558	8.15	to	8.10	9,755,509	3.11	1.35	to	1.59	(31.12)	to	(31.25)
	12/31/2007		680,859	11.83	to	11.78	8,054,638	1.01	1.35	to	1.59	6.61	to	6.40
	12/31/2006	(1)	921,659	11.07	to	11.09	11,116,000	0.76	1.35	to	1.59	14.87	to	15.08
Invesco V.I. International Growth Fund
	12/31/2010		183,584	18.90	to	10.54	2,320,278	1.22	1.55	to	1.59	11.14	to	11.10
	12/31/2009		40,947	17.01	to	9.49	462,164	1.57	1.55	to	1.59	33.17	to	33.11
	12/31/2008		49,205	12.77	to	7.13	417,979	0.74	1.55	to	1.59	(41.30)	to	(41.32)
	12/31/2007		47,565	21.76	to	12.15	681,979	0.32	1.55	to	1.59	12.95	to	12.90
	12/31/2006		114,445	10.76	to	19.26	1,406,958	0.61	1.55	to	1.59	26.22	to	26.27
Invesco V.I. Mid Cap Core Equity Fund
	12/31/2010		19,094	13.94	to	13.59	261,713	0.57	1.25	to	1.65	12.70	to	12.26
	12/31/2009		76,580	12.36	to	12.11	934,306	1.85	1.25	to	1.65	28.60	to	28.08
	12/31/2008		15,023	9.62	to	9.45	142,625	1.54	1.25	to	1.65	(29.45)	to	(29.73)
	12/31/2007		15,431	13.62	to	13.45	208,149	0.24	1.25	to	1.65	8.13	to	7.69
	12/31/2006		11,454	12.48	to	12.59	147,594	1.33	1.25	to	1.65	9.37	to	9.81

66

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco Van Kampen V.I. Capital Growth Fund
	12/31/2010		11,120	$11.25	to	$5.49	$66,556	—%	1.55%	to	1.59%	18.02%	to	17.97%
	12/31/2009		18,558	9.53	to	4.65	86,296	0.05	1.55	to	1.59	63.52	to	63.45
	12/31/2008		39,872	5.83	to	2.84	113,432	0.43	1.55	to	1.59	(49.78)	to	(49.80)
	12/31/2007		30,594	11.60	to	5.67	175,653	0.05	1.55	to	1.59	15.15	to	15.11
	12/31/2006		57,104	4.92	to	10.08	285,728	—	1.55	to	1.59	1.24	to	1.28
Invesco Van Kampen V.I. Comstock Fund
	12/31/2010		628,602	11.56	to	11.27	7,264,558	0.08	1.25	to	1.65	14.55	to	14.10
	12/31/2009		162,569	10.09	to	9.88	1,669,947	7.72	1.25	to	1.65	27.18	to	26.68
	12/31/2008		663,229	7.93	to	7.80	5,412,121	1.96	1.25	to	1.65	(36.50)	to	(36.76)
	12/31/2007		430,851	12.49	to	12.33	5,530,174	1.24	1.25	to	1.65	(3.32)	to	(3.70)
	12/31/2006		667,169	12.79	to	13.34	8,635,974	1.31	1.25	to	1.65	14.33	to	14.78
AllianceBernstein International Value Portfolio
	12/31/2010		61,617	6.65	to	6.55	404,384	3.38	1.25	to	1.65	3.30	to	2.90
	12/31/2009		54,381	6.44	to	6.37	346,468	1.38	1.25	to	1.65	33.01	to	32.48
	12/31/2008		56,494	4.84	to	4.80	271,585	0.27	1.25	to	1.65	(53.79)	to	(53.98)
	12/31/2007	(1)	4,913	10.47	to	10.43	51,383	—	1.25	to	1.65	(0.78)	to	(1.04)
AllianceBernstein Global Thematic Growth Portfolio
	12/31/2010		267,095	8.27	to	8.27	2,208,672	2.19	1.35	to	1.35	17.35	to	17.35
	12/31/2009		254,960	7.05	to	7.05	1,796,585	—	1.35	to	1.35	51.43	to	51.43
	12/31/2008		117,582	4.65	to	4.65	547,142	—	1.35	to	1.35	(48.10)	to	(48.10)
	12/31/2007		151,774	8.96	to	8.96	1,360,227	—	1.35	to	1.35	18.52	to	18.52
	12/31/2006		166,934	7.56	to	7.56	1,228,780	—	1.35	to	1.35	7.13	to	7.13
AllianceBernstein Growth and Income Portfolio
	12/31/2010		68,846	11.15	to	11.16	768,027	—	1.55	to	1.59	11.37	to	11.32
	12/31/2009		150,719	10.01	to	10.02	1,510,043	6.63	1.55	to	1.59	18.97	to	18.92
	12/31/2008		104,633	8.41	to	8.43	881,598	1.63	1.55	to	1.59	(41.52)	to	(41.55)
	12/31/2007		240,203	14.39	to	14.42	3,460,995	1.46	1.55	to	1.59	3.49	to	3.45
	12/31/2006		143,182	13.90	to	13.94	1,832,105	0.74	1.55	to	1.59	15.44	to	15.49
AllianceBernstein Large Cap Growth Portfolio
	12/31/2010		529,603	16.66	to	6.05	8,143,425	0.48	1.35	to	1.59	8.63	to	8.38
	12/31/2009		629,655	15.33	to	5.59	8,956,082	0.15	1.35	to	1.59	35.68	to	35.35
	12/31/2008		735,762	11.30	to	4.13	7,514,084	—	1.35	to	1.59	(40.50)	to	(40.62)
	12/31/2007		1,076,173	18.98	to	6.95	16,961,635	—	1.35	to	1.59	12.33	to	12.11
	12/31/2006		1,350,192	6.20	to	16.89	18,877,533	—	1.35	to	1.59	(2.01)	to	(1.83)

67

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Small/Mid Cap Value Portfolio
	12/31/2010	22,098	$15.00	to	$14.63	$324,757	0.44%	1.25%	to	1.65%	25.34%	to	24.85%
	12/31/2009	23,001	11.97	to	11.72	270,547	0.64	1.25	to	1.65	41.08	to	40.52
	12/31/2008	53,973	8.48	to	8.34	452,497	0.72	1.25	to	1.65	(36.41)	to	(36.67)
	12/31/2007	56,623	13.33	to	13.16	747,950	0.86	1.25	to	1.65	0.38	to	(0.02)
	12/31/2006	168,364	13.16	to	13.28	2,270,407	0.42	1.25	to	1.65	12.50	to	12.95
AllianceBernstein Value Portfolio
	12/31/2010	26,074	10.00	to	9.76	255,425	1.97	1.25	to	1.65	10.43	to	10.00
	12/31/2009	25,257	9.06	to	8.87	224,687	3.49	1.25	to	1.65	19.62	to	19.14
	12/31/2008	26,326	7.57	to	7.44	196,450	2.36	1.25	to	1.65	(41.60)	to	(41.83)
	12/31/2007	28,668	12.96	to	12.79	367,364	1.47	1.25	to	1.65	(5.20)	to	(5.58)
	12/31/2006	12,798	13.54	to	13.66	195,228	1.21	1.25	to	1.65	19.28	to	19.76
American Century VP International Fund
	12/31/2010	302,327	11.43	to	11.43	3,455,137	2.33	1.35	to	1.35	11.78	to	11.78
	12/31/2009	323,834	10.22	to	10.22	3,310,761	3.07	1.35	to	1.35	31.97	to	31.97
	12/31/2008	464,152	7.75	to	7.75	3,595,678	0.76	1.35	to	1.35	(45.59)	to	(45.49)
	12/31/2007	483,952	14.23	to	14.23	6,887,443	0.66	1.35	to	1.35	16.41	to	16.41
	12/31/2006	441,697	12.22	to	12.22	5,269,379	1.64	1.35	to	1.35	23.29	to	23.29
American Century VP Ultra® Fund
	12/31/2010	24,857	11.12	to	10.85	266,839	0.50	1.25	to	1.65	14.65	to	14.20
	12/31/2009	36,912	9.70	to	9.50	345,405	0.95	1.25	to	1.65	32.81	to	32.28
	12/31/2008	602,295	7.30	to	7.18	4,253,634	—	1.25	to	1.65	(42.24)	to	(42.47)
	12/31/2007	247,630	12.64	to	12.48	3,017,445	—	1.25	to	1.65	19.45	to	18.97
	12/31/2006	135,901	10.20	to	10.58	1,429,425	—	1.25	to	1.65	(4.90)	to	(4.52)
American Funds Asset Allocation Fund
	12/31/2010	45,444	12.65	to	12.33	567,131	2.05	1.40	to	1.80	10.95	to	10.52
	12/31/2009	57,789	11.40	to	11.16	649,907	2.42	1.40	to	1.80	22.26	to	21.78
	12/31/2008	58,388	9.32	to	9.16	538,578	2.45	1.40	to	1.80	(30.53)	to	(30.81)
	12/31/2007	56,072	13.41	to	13.24	746,092	2.32	1.40	to	1.80	5.01	to	4.59
	12/31/2006	42,104	12.65	to	12.77	534,787	3.36	1.40	to	1.80	12.56	to	13.01
American Funds Bond Fund
	12/31/2010	89,247	11.41	to	11.13	1,005,549	3.02	1.40	to	1.80	4.97	to	4.56
	12/31/2009	275,169	10.87	to	10.64	2,951,093	2.98	1.40	to	1.80	11.04	to	10.60
	12/31/2008	328,008	9.79	to	9.62	3,176,393	5.37	1.40	to	1.80	(10.66)	to	(11.01)
	12/31/2007	442,335	10.95	to	10.81	4,800,774	8.34	1.40	to	1.80	1.83	to	1.42
	12/31/2006	317,373	10.65	to	10.75	3,629,361	3.22	1.40	to	1.80	5.03	to	5.45

68

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds Growth Fund
	12/31/2010	151,254	$13.52	to	$13.19	$2,019,977	0.71%	1.40%	to	1.80%	17.04%	to	16.58%
	12/31/2009	162,100	11.55	to	11.31	1,851,522	0.51	1.40	to	1.80	37.48	to	36.93
	12/31/2008	428,980	8.40	to	8.26	3,567,817	0.74	1.40	to	1.80	(44.78)	to	(45.00)
	12/31/2007	299,316	15.21	to	15.01	4,510,295	0.76	1.40	to	1.80	10.72	to	10.28
	12/31/2006	458,958	13.61	to	13.73	6,472,443	0.99	1.40	to	1.80	8.20	to	8.64
American Funds Growth-Income Fund
	12/31/2010	143,741	11.54	to	11.26	1,631,468	1.46	1.40	to	1.80	9.89	to	9.46
	12/31/2009	152,178	10.50	to	10.28	1,574,584	1.63	1.40	to	1.80	29.42	to	28.90
	12/31/2008	155,264	8.11	to	7.98	1,245,279	2.00	1.40	to	1.80	(38.75)	to	(38.99)
	12/31/2007	107,486	13.24	to	13.07	1,411,560	1.56	1.40	to	1.80	3.52	to	3.11
	12/31/2006	97,559	12.67	to	12.78	1,232,708	1.82	1.40	to	1.80	13.10	to	13.55
American Funds International Fund
	12/31/2010	416,639	15.91	to	15.51	6,526,334	2.05	1.40	to	1.80	5.75	to	5.34
	12/31/2009	441,288	15.04	to	14.73	6,549,862	1.64	1.40	to	1.80	41.09	to	40.52
	12/31/2008	404,175	10.66	to	10.48	4,263,024	1.87	1.40	to	1.80	(42.96)	to	(43.19)
	12/31/2007	381,671	18.68	to	18.44	7,057,587	1.61	1.40	to	1.80	18.29	to	17.81
	12/31/2006	285,585	15.64	to	15.78	4,619,034	2.14	1.40	to	1.80	16.80	to	17.27
BlackRock Balanced Capital
	12/31/2010	138,478	20.79	to	20.79	2,878,406	1.78	1.35	to	1.35	7.32	to	7.32
	12/31/2009	154,856	19.37	to	19.37	2,999,396	2.24	1.35	to	1.35	16.36	to	16.36
	12/31/2008	180,306	16.65	to	16.65	3,001,450	2.20	1.35	to	1.35	(29.62)	to	(29.62)
	12/31/2007	237,041	23.64	to	23.64	5,603,777	2.04	1.35	to	1.35	3.84	to	3.84
	12/31/2006	290,632	22.76	to	22.76	6,550,057	2.09	1.35	to	1.35	13.54	to	13.54
BlackRock Basic Value V.I. Fund
	12/31/2010	804,173	12.05	to	11.75	22,527,859	1.46	1.25	to	1.65	11.41	to	10.97
	12/31/2009	1,281,373	10.81	to	10.59	27,493,516	2.38	1.25	to	1.65	29.51	to	28.99
	12/31/2008	1,039,406	8.35	to	8.21	20,443,350	1.81	1.25	to	1.65	(37.59)	to	(37.84)
	12/31/2007	1,342,965	13.37	to	13.20	45,653,170	1.36	1.25	to	1.65	0.50	to	0.09
	12/31/2006	1,587,368	13.18	to	40.55	56,073,777	1.52	1.25	to	1.65	19.82	to	20.29
BlackRock Total Return V.I. Fund
	12/31/2010	677,920	11.72	to	11.43	14,524,504	4.98	1.25	to	1.65	8.23	to	7.80
	12/31/2009	775,958	10.83	to	10.61	15,419,570	5.97	1.25	to	1.65	16.42	to	15.96
	12/31/2008	974,323	9.30	to	9.15	16,406,073	5.08	1.25	to	1.65	(13.29)	to	(13.64)
	12/31/2007	1,320,328	10.72	to	10.59	26,016,464	4.72	1.25	to	1.65	2.31	to	1.90
	12/31/2006	1,610,343	10.38	to	20.09	34,541,694	4.63	1.25	to	1.65	2.65	to	3.06

69

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Capital Appreciation VI Fund
	12/31/2010	1,663,970	$13.35	to	$13.02	$17,720,144	0.21%	1.25%	to	1.65%	18.06%	to	17.60%
	12/31/2009	1,553,337	11.31	to	11.07	14,050,401	0.41	1.25	to	1.65	34.32	to	33.79
	12/31/2008	918,640	8.42	to	8.28	6,370,638	0.39	1.25	to	1.65	(39.64)	to	(39.88)
	12/31/2007	1,127,872	13.94	to	13.76	12,386,294	0.39	1.25	to	1.65	17.54	to	17.07
	12/31/2006	921,431	7.59	to	11.86	8,629,114	0.42	1.25	to	1.65	2.78	to	3.19
BlackRock Global Allocation V.I. Fund
	12/31/2010	1,433,651	16.40	to	15.99	43,429,096	1.19	1.25	to	1.65	8.70	to	8.27
	12/31/2009	1,497,995	15.08	to	14.77	42,207,820	1.89	1.25	to	1.65	19.70	to	19.23
	12/31/2008	1,535,204	12.60	to	12.39	37,398,150	2.10	1.25	to	1.65	(20.46)	to	(20.78)
	12/31/2007	1,611,878	15.84	to	15.63	50,021,122	2.74	1.25	to	1.65	15.49	to	15.03
	12/31/2006	1,815,120	13.58	to	27.84	48,900,461	2.60	1.25	to	1.65	14.57	to	15.03
BlackRock Global Opportunities VI Fund
	12/31/2010	201,576	8.47	to	8.38	2,892,015	0.81	1.25	to	1.65	9.56	to	9.13
	12/31/2009	224,724	7.73	to	7.68	2,925,679	2.13	1.25	to	1.65	33.70	to	33.16
	12/31/2008	227,152	5.78	to	5.77	2,233,912	0.32	1.25	to	1.65	(42.76)	to	(42.92)
	12/31/2007	266,393	18.44	to	18.44	4,911,239	1.20	1.35	to	1.35	34.97	to	34.97
	12/31/2006	242,807	13.65	to	13.65	3,295,474	0.89	1.35	to	1.35	20.32	to	20.32
BlackRock Government Income V.I. Fund
	12/31/2010	909,622	$12.00	to	$11.70	16,338,569	3.81	1.25	to	1.65	7.42	to	7.00
	12/31/2009	1,208,834	11.17	to	10.94	19,835,979	3.87	1.25	to	1.65	(3.01)	to	(3.40)
	12/31/2008	989,012	11.51	to	11.32	17,877,785	2.60	1.25	to	1.65	6.40	to	5.97
	12/31/2007	1,083,422	10.82	to	10.68	18,614,212	4.95	1.25	to	1.65	2.71	to	2.30
	12/31/2006	2,258,866	10.43	to	17.60	31,431,634	4.53	1.25	to	1.65	2.18	to	2.58
BlackRock High Income V.I. Fund
	12/31/2010	312,311	14.07	to	13.72	8,172,893	7.72	1.25	to	1.65	13.94	to	13.49
	12/31/2009	310,231	12.35	to	12.09	7,656,934	9.47	1.25	to	1.65	54.68	to	54.06
	12/31/2008	352,467	7.98	to	7.85	5,707,592	8.89	1.25	to	1.65	(30.09)	to	(30.37)
	12/31/2007	436,751	11.41	to	11.27	10,163,155	7.76	1.25	to	1.65	1.07	to	0.66
	12/31/2006	580,049	11.19	to	23.34	13,327,076	7.47	1.25	to	1.65	7.64	to	8.07
BlackRock International Value V.I. Fund
	12/31/2010	695,502	13.46	to	13.13	11,539,015	1.17	1.25	to	1.65	5.25	to	4.84
	12/31/2009	724,118	12.79	to	12.52	11,505,958	2.50	1.25	to	1.65	28.35	to	27.84
	12/31/2008	650,862	9.96	to	9.80	8,037,297	2.55	1.25	to	1.65	(43.24)	to	(43.47)
	12/31/2007	989,154	17.55	to	17.32	21,728,883	2.36	1.25	to	1.65	8.90	to	8.47
	12/31/2006	1,313,869	15.96	to	21.30	26,372,911	3.29	1.25	to	1.65	25.76	to	26.26

70

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Large Cap Core V.I. Fund
	12/31/2010	616,654	$12.02	to	$11.73	$17,859,678	1.00%	1.25%	to	1.65%	7.78%	to	7.35%
	12/31/2009	719,024	11.16	to	10.92	19,472,983	1.33	1.25	to	1.65	21.02	to	20.53
	12/31/2008	803,930	9.22	to	9.06	18,147,217	1.09	1.25	to	1.65	(39.55)	to	(39.79)
	12/31/2007	1,025,405	15.24	to	15.04	38,522,828	0.94	1.25	to	1.65	6.93	to	6.50
	12/31/2006	1,225,893	14.12	to	36.35	43,236,811	0.92	1.25	to	1.65	12.82	to	13.27
BlackRock Large Cap Growth V.I. Fund
	12/31/2010	593,745	11.61	to	11.32	5,798,604	0.70	1.25	to	1.65	14.06	to	13.61
	12/31/2009	947,037	10.18	to	9.97	8,507,339	0.62	1.25	to	1.65	25.24	to	24.74
	12/31/2008	903,761	8.13	to	7.99	6,185,479	0.44	1.25	to	1.65	(41.47)	to	(41.70)
	12/31/2007	970,167	13.88	to	13.70	11,343,238	0.27	1.25	to	1.65	6.98	to	6.55
	12/31/2006	1,130,568	10.91	to	12.97	12,249,741	0.32	1.25	to	1.65	5.41	to	5.83
BlackRock Large Cap Value V.I. Fund
	12/31/2010	522,497	11.61	to	11.32	7,124,898	1.11	1.25	to	1.65	7.27	to	6.85
	12/31/2009	614,995	10.82	to	10.60	7,844,776	1.57	1.25	to	1.65	12.91	to	12.46
	12/31/2008	713,440	9.59	to	9.42	8,083,136	1.33	1.25	to	1.65	(38.07)	to	(38.32)
	12/31/2007	458,141	15.47	to	15.27	8,361,232	0.88	1.25	to	1.65	4.50	to	4.08
	12/31/2006	583,328	14.67	to	17.64	10,054,731	0.80	1.25	to	1.65	14.06	to	14.52
BlackRock Money Market V.I. Fund
	12/31/2010	1,225,583	10.73	to	10.47	16,913,822	—	1.25	to	1.65	(1.23)	to	(1.62)
	12/31/2009	1,533,699	10.86	to	10.64	21,470,075	0.15	1.25	to	1.65	(1.08)	to	(1.48)
	12/31/2008	1,441,044	10.98	to	10.80	20,163,796	2.51	1.25	to	1.65	1.19	to	0.79
	12/31/2007	1,637,044	10.85	to	10.71	21,813,822	4.70	1.25	to	1.65	3.50	to	3.08
	12/31/2006	1,564,391	10.26	to	14.24	21,012,848	4.45	1.25	to	1.65	2.78	to	3.19
BlackRock S&P 500 Index V.I. Fund
	12/31/2010	781,616	11.67	to	11.38	12,492,750	1.61	1.25	to	1.65	13.28	to	12.84
	12/31/2009	869,386	10.30	to	10.09	12,293,941	2.03	1.25	to	1.65	24.62	to	24.13
	12/31/2008	966,699	8.27	to	8.13	10,691,844	1.75	1.25	to	1.65	(38.03)	to	(38.28)
	12/31/2007	1,231,683	13.33	to	13.16	21,097,841	1.62	1.25	to	1.65	4.07	to	3.66
	12/31/2006	1,517,098	9.21	to	19.13	28,715,376	1.57	1.25	to	1.65	13.56	to	14.01
BlackRock Equity Dividend V.I. Fund
	12/31/2010	53,357	29.66	to	29.66	1,582,496	2.79	1.35	to	1.35	8.86	to	8.86
	12/31/2009	57,733	27.24	to	27.24	1,572,861	3.19	1.35	to	1.35	13.33	to	13.33
	12/31/2008	66,284	24.04	to	24.04	1,593,328	2.35	1.35	to	1.35	(34.77)	to	(34.77)
	12/31/2007	77,294	36.83	to	36.83	2,846,979	1.71	1.35	to	1.35	24.62	to	24.62
	12/31/2006	96,406	29.54	to	29.54	2,860,635	2.88	1.35	to	1.35	23.50	to	23.50

71

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Value Opportunities V.I. Fund
	12/31/2010		370,714	$12.55	to	$12.24	$14,508,731	0.53%	1.25%	to	1.65%	27.10%	to	26.60%
	12/31/2009		405,988	9.87	to	9.67	12,544,382	0.76	1.25	to	1.65	26.75	to	26.24
	12/31/2008		376,376	7.79	to	7.66	9,076,972	0.61	1.25	to	1.65	(40.82)	to	(41.06)
	12/31/2007		510,981	13.16	to	12.99	20,984,704	0.25	1.25	to	1.65	(2.18)	to	(2.57)
	12/31/2006		674,260	13.32	to	43.26	27,940,943	0.19	1.25	to	1.65	10.92	to	11.36
Davis Value Portfolio
	12/31/2010		981,381	11.67	to	11.38	11,327,516	1.53	1.25	to	1.65	11.37	to	10.94
	12/31/2009		1,311,711	10.48	to	10.26	13,576,263	1.17	1.25	to	1.65	29.53	to	29.01
	12/31/2008		674,425	8.09	to	7.95	5,344,134	0.77	1.25	to	1.65	(41.10)	to	(41.33)
	12/31/2007		1,008,577	13.72	to	13.55	13,639,144	0.92	1.25	to	1.65	3.28	to	2.86
	12/31/2006		2,086,009	12.14	to	15.29	22,562,427	0.88	1.25	to	1.65	13.07	to	13.52
Dreyfus VIF Appreciation Portfolio
	12/31/2010		135,749	12.72	to	12.41	1,699,313	0.12	1.15	to	1.55	13.74	to	13.29
	12/31/2009		4,639	11.19	to	10.95	50,995	5.12	1.15	to	1.55	20.83	to	20.35
	12/31/2008		211,909	9.26	to	9.10	1,939,939	1.52	1.15	to	1.55	(30.56)	to	(30.84)
	12/31/2007		186,163	13.33	to	13.15	2,449,713	1.30	1.15	to	1.55	5.57	to	5.15
	12/31/2006		163,141	12.50	to	12.62	2,119,653	2.90	1.15	to	1.55	14.37	to	14.83
Eaton Vance VT Floating-Rate Income Fund
	12/31/2010		45,566	12.00	to	11.70	537,597	4.25	1.15	to	1.55	7.90	to	7.47
	12/31/2009		32,700	11.12	to	10.89	357,945	4.77	1.15	to	1.55	42.77	to	42.20
	12/31/2008		24,849	7.79	to	7.66	191,164	5.67	1.15	to	1.55	(28.06)	to	(28.35)
	12/31/2007		17,366	10.82	to	10.68	186,256	6.41	1.15	to	1.55	0.40	to	—
	12/31/2006		175,894	10.68	to	10.77	2,040,197	5.75	1.15	to	1.55	3.84	to	4.26
Eaton Vance VT Large-Cap Value Fund
	12/31/2010		406,162	9.04	to	8.91	3,636,393	0.27	1.15	to	1.55	14.13	to	13.68
	12/31/2009		289,818	7.92	to	7.83	2,279,265	0.94	1.15	to	1.55	16.90	to	16.43
	12/31/2008		137,920	6.78	to	6.73	929,942	1.15	1.15	to	1.55	(35.74)	to	(36.00)
	12/31/2007	(1)	145,607	10.54	to	10.51	1,521,669	—	1.15	to	1.55	1.48	to	1.20
Federated Capital Appreciation Fund II
	12/31/2010		38,232	11.87	to	11.57	442,197	2.75	1.25	to	1.65	11.68	to	11.24
	12/31/2009		315,236	10.62	to	10.40	3,291,961	1.31	1.25	to	1.65	12.07	to	11.62
	12/31/2008		601,741	9.48	to	9.32	5,597,708	0.37	1.25	to	1.65	(30.28)	to	(30.56)
	12/31/2007		617,352	13.59	to	13.42	8,196,178	0.07	1.25	to	1.65	8.45	to	8.02
	12/31/2006		18,339	12.21	to	12.53	230,583	0.73	1.25	to	1.65	14.26	to	14.72

72

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Federated Kaufmann Fund II
	12/31/2010		174,361	$14.57	to	$14.21	$2,465,108	0.14%	1.25%	to	1.65%	16.54%	to	16.08%
	12/31/2009		476,372	12.51	to	12.25	5,752,677	—	1.25	to	1.65	27.88	to	27.37
	12/31/2008		270,024	9.78	to	9.61	2,560,433	0.26	1.25	to	1.65	(42.55)	to	(42.78)
	12/31/2007		151,208	17.01	to	16.79	2,524,064	—	1.25	to	1.65	19.47	to	18.99
	12/31/2006		89,166	13.77	to	14.23	1,197,584	0.37	1.25	to	1.65	12.94	to	13.40
Templeton Foreign Securities Fund
	12/31/2010		47,201	14.47	to	14.11	673,188	1.93	1.15	to	1.55	7.17	to	6.75
	12/31/2009		46,087	13.50	to	13.22	614,487	3.29	1.15	to	1.55	35.48	to	34.94
	12/31/2008		45,443	9.96	to	9.80	448,161	2.32	1.15	to	1.55	(41.09)	to	(41.33)
	12/31/2007		49,086	16.91	to	16.69	822,810	1.92	1.15	to	1.55	14.07	to	13.62
	12/31/2006		41,894	14.68	to	14.81	637,487	1.28	1.15	to	1.55	19.52	to	20.00
Templeton Growth Securities Fund
	12/31/2010		13,790	11.41	to	11.13	154,334	1.40	1.15	to	1.55	6.17	to	5.76
	12/31/2009		11,355	10.75	to	10.53	119,898	3.38	1.15	to	1.55	29.61	to	29.09
	12/31/2008		16,525	8.29	to	8.16	135,324	1.83	1.15	to	1.55	(43.01)	to	(43.24)
	12/31/2007		14,032	14.55	to	14.36	202,178	1.11	1.15	to	1.55	1.12	to	0.71
	12/31/2006		7,778	14.25	to	14.38	98,928	0.45	1.15	to	1.55	19.88	to	20.36
Janus Aspen Forty Portfolio
	12/31/2010		68,934	11.24	to	11.07	764,458	0.11	1.15	to	1.55	5.27	to	4.85
	12/31/2009		340,804	10.68	to	10.56	3,611,744	0.01	1.15	to	1.55	44.35	to	43.77
	12/31/2008		245,000	7.40	to	7.35	1,803,417	0.01	1.15	to	1.55	(44.98)	to	(45.20)
	12/31/2007	(1)	416,107	13.44	to	13.40	5,566,596	0.20	1.15	to	1.55	26.71	to	26.37
Janus Aspen-Enterprise Portfolio
	12/31/2010		4,377	11.44	to	11.27	49,675	—	1.15	to	1.55	24.09	to	23.60
	12/31/2009		46,697	9.22	to	9.12	427,710	—	1.15	to	1.55	42.79	to	42.23
	12/31/2008		62,563	6.46	to	6.41	402,233	0.06	1.15	to	1.55	(44.53)	to	(44.75)
	12/31/2007	(1)	87,549	11.64	to	11.60	1,016,787	0.11	1.15	to	1.55	9.86	to	9.57
MFS® Growth Series
	12/31/2010		665,153	17.39	to	6.02	7,276,031	0.11	1.35	to	1.59	13.80	to	13.53
	12/31/2009		400,687	15.28	to	5.31	4,713,912	0.33	1.35	to	1.59	35.83	to	35.51
	12/31/2008		497,352	11.25	to	3.92	4,243,344	0.22	1.35	to	1.59	(38.29)	to	(38.41)
	12/31/2007		488,074	18.22	to	6.36	7,431,478	—	1.35	to	1.59	19.48	to	19.25
	12/31/2006		692,109	5.33	to	15.24	7,690,217	—	1.35	to	1.59	6.20	to	6.40

73

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Oppenheimer Capital Appreciation Fund/VA
	12/31/2010		4,578	$11.10	to	$10.83	$50,138	—%	1.15%	to	1.55%	7.90%	to	7.48%
	12/31/2009		4,590	10.29	to	10.07	46,684	0.01	1.15	to	1.55	42.51	to	41.94
	12/31/2008		21,778	7.22	to	7.10	155,013	—	1.15	to	1.55	(46.31)	to	(46.53)
	12/31/2007		2,795	13.44	to	13.27	37,430	0.02	1.15	to	1.55	12.49	to	12.04
	12/31/2006		5,726	11.83	to	11.94	71,953	0.19	1.15	to	1.55	5.98	to	6.40
Oppenheimer Main Street Fund®/VA
	12/31/2010		—	11.64	to	11.35	—	—	1.15	to	1.55	14.51	to	14.06
	12/31/2009		—	10.16	to	9.95	—	—	1.15	to	1.55	26.53	to	26.03
	12/31/2008		2,050	8.03	to	7.90	16,322	1.25	1.15	to	1.55	(39.36)	to	(39.60)
	12/31/2007		2,073	13.24	to	13.07	27,211	0.81	1.15	to	1.55	2.90	to	2.49
	12/31/2006		2,088	12.74	to	12.86	26,674	—	1.15	to	1.55	12.94	to	13.39
Oppenheimer Main Street Small Cap Fund®/VA
	12/31/2010		10,345	13.80	to	13.46	141,732	0.42	1.15	to	1.55	21.66	to	21.18
	12/31/2009		11,192	11.34	to	11.10	126,183	0.63	1.15	to	1.55	35.32	to	34.78
	12/31/2008		15,604	8.38	to	8.24	129,850	0.29	1.15	to	1.55	(38.75)	to	(38.99)
	12/31/2007		13,104	13.67	to	13.50	178,541	0.11	1.15	to	1.55	(2.57)	to	(2.97)
	12/31/2006		5,260	13.90	to	14.03	87,687	0.02	1.15	to	1.55	12.84	to	13.29
PIMCO CommodityRealReturn® Strategy Portfolio
	12/31/2010		95,584	12.71	to	12.40	1,192,780	14.93	1.25	to	1.65	22.99	to	22.50
	12/31/2009		89,510	10.33	to	10.12	912,293	5.72	1.25	to	1.65	39.77	to	39.22
	12/31/2008		116,246	7.39	to	7.27	849,936	4.19	1.25	to	1.65	(44.52)	to	(44.74)
	12/31/2007		144,332	13.32	to	13.15	1,905,888	4.41	1.25	to	1.65	21.64	to	21.15
	12/31/2006		115,661	10.85	to	10.94	1,358,264	5.16	1.25	to	1.65	(4.73)	to	(4.35)
PIMCO Low Duration Portfolio
	12/31/2010		156,079	12.05	to	11.87	1,859,158	1.26	1.25	to	1.65	3.99	to	3.58
	12/31/2009		56,629	11.59	to	11.46	650,857	3.42	1.25	to	1.65	11.94	to	11.49
	12/31/2008		33,466	10.35	to	10.27	344,575	4.08	1.25	to	1.65	(1.71)	to	(2.10)
	12/31/2007	(1)	31,224	10.52	to	10.49	327,804	4.68	1.25	to	1.65	4.87	to	4.59
PIMCO Real Return Portfolio
	12/31/2010		224,651	12.86	to	12.54	2,839,607	1.39	1.25	to	1.65	6.78	to	6.36
	12/31/2009		218,618	12.04	to	11.79	2,595,361	3.12	1.25	to	1.65	16.93	to	16.46
	12/31/2008		308,583	10.30	to	10.13	3,141,747	3.49	1.25	to	1.65	(8.26)	to	(8.63)
	12/31/2007		262,619	11.22	to	11.08	2,922,553	4.56	1.25	to	1.65	9.23	to	8.79
	12/31/2006		41,861	10.18	to	10.27	461,176	4.31	1.25	to	1.65	(0.98)	to	(0.58)

74

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
PIMCO Total Return Portfolio
	12/31/2010		2,330,614	$14.02	to	$13.67	$35,749,298	2.41%	1.25%	to	1.65%	6.78%	to	6.36%
	12/31/2009		2,565,171	13.13	to	12.86	36,635,170	5.29	1.25	to	1.65	12.66	to	12.21
	12/31/2008		2,926,729	11.65	to	11.46	37,357,206	4.45	1.25	to	1.65	3.44	to	3.03
	12/31/2007		3,181,495	11.26	to	11.12	40,059,557	4.77	1.25	to	1.65	7.35	to	6.92
	12/31/2006		2,649,466	10.39	to	13.50	29,499,176	4.41	1.25	to	1.65	2.11	to	2.51
Pioneer Emerging Markets VCT Portfolio
	12/31/2010		13,922	13.67	to	13.41	187,900	0.40	1.15	to	1.55	14.30	to	13.85
	12/31/2009		70,133	11.96	to	11.78	830,217	0.31	1.15	to	1.55	72.03	to	71.35
	12/31/2008		20,283	6.95	to	6.87	139,762	0.09	1.15	to	1.55	(58.80)	to	(58.97)
	12/31/2007		12,557	16.87	to	16.75	210,427	0.43	1.15	to	1.55	40.75	to	40.18
	12/31/2006	(1)	488	11.94	to	11.98	5,822	—	1.15	to	1.55	8.08	to	8.37
Pioneer Fund VCT Portfolio
	12/31/2010		4,723	12.44	to	12.14	57,548	1.23	1.15	to	1.55	14.41	to	13.96
	12/31/2008		3,244	10.88	to	10.65	34,717	1.74	1.15	to	1.55	23.48	to	22.99
	12/31/2007		3,276	8.81	to	8.66	28,474	1.52	1.15	to	1.55	(35.15)	to	(35.41)
	12/31/2006		4,103	13.58	to	13.40	55,184	0.97	1.15	to	1.55	3.53	to	3.11
	12/31/2005		284,487	12.99	to	13.11	3,893,237	1.18	1.15	to	1.55	14.51	to	14.97
Pioneer High Yield VCT Portfolio
	12/31/2010		16,273	13.50	to	13.16	216,893	5.63	1.20	to	1.60	16.29	to	15.83
	12/31/2009		56,683	11.61	to	11.36	649,132	5.63	1.20	to	1.60	58.37	to	57.74
	12/31/2008		14,035	7.33	to	7.20	102,069	10.08	1.20	to	1.60	(36.52)	to	(36.78)
	12/31/2007		6,641	11.54	to	11.39	76,123	5.03	1.20	to	1.60	4.29	to	3.87
	12/31/2006		2,831	10.96	to	11.06	25,520	5.25	1.20	to	1.60	6.50	to	6.93
Pioneer Real Estate Shares VCT Portfolio
	12/31/2010		784	10.41	to	10.30	8,099	2.61	1.25	to	1.65	26.95	to	26.45
	12/31/2009		45,695	8.20	to	8.14	373,047	4.42	1.25	to	1.65	29.92	to	29.40
	12/31/2008	(1)	46,735	6.31	to	6.29	294,421	4.38	1.25	to	1.65	(45.65)	to	(45.79)
Seligman Smaller-Cap Value Portfolio
	12/31/2010		49,008	20.26	to	24.87	1,122,016	—	1.55	to	1.59	26.70	to	26.65
	12/31/2009		30,026	15.99	to	19.64	548,741	—	1.55	to	1.59	33.38	to	33.33
	12/31/2008		35,877	11.99	to	14.73	494,917	—	1.55	to	1.59	(40.47)	to	(40.49)
	12/31/2007		41,066	20.14	to	24.75	962,782	—	1.55	to	1.59	2.53	to	2.49
	12/31/2006		65,057	19.65	to	24.15	1,381,227	—	1.55	to	1.59	19.34	to	19.39

75

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica AllianceBernstein Dynamic Allocation VP
	12/31/2010		—	$9.47	to	$9.36	$—	—%	1.25%	to	1.65%	7.80%	to	7.38%
	12/31/2009		—	8.78	to	8.72	—	—	1.25	to	1.65	29.54	to	29.02
	12/31/2008	(1)	—	6.78	to	6.76	—	—	1.25	to	1.65	(35.42)	to	(35.60)
Transamerica WMC Diversified Growth VP
	12/31/2010		482,976	9.10	to	9.00	4,362,583	—	1.25	to	1.65	16.03	to	15.58
	12/31/2009		—	7.84	to	7.78	—	—	1.25	to	1.65	27.30	to	26.79
	12/31/2008	(1)	—	6.16	to	6.14	—	—	1.25	to	1.65	(43.19)	to	(43.35)
Transamerica Growth Opportunities VP
	12/31/2010		131,414	12.15	to	12.02	1,585,807	—	1.25	to	1.65	33.62	to	33.09
	12/31/2009		756	9.10	to	9.03	6,880	—	1.25	to	1.65	34.82	to	34.29
	12/31/2008	(1)	—	6.75	to	6.72	—	—	1.25	to	1.65	(36.93)	to	(37.09)
Transamerica Small/Mid Cap Value VP
	12/31/2010		52,026	11.08	to	10.95	572,311	0.41	1.25	to	1.65	28.45	to	27.94
	12/31/2009		7,532	8.63	to	8.56	64,632	—	1.25	to	1.65	41.13	to	40.56
	12/31/2008	(1)	75	6.11	to	6.09	470	3.13	1.25	to	1.65	(41.36)	to	(41.52)
Wanger International
	12/31/2010		150,406	11.06	to	10.89	1,646,882	1.29	1.25	to	1.65	23.38	to	22.89
	12/31/2009		27,801	8.97	to	8.86	247,119	3.82	1.25	to	1.65	47.92	to	47.33
	12/31/2008		28,299	6.06	to	6.02	170,573	0.98	1.25	to	1.65	(46.31)	to	(46.52)
	12/31/2007	(1)	28,457	11.28	to	11.25	320,256	—	1.25	to	1.65	4.94	to	4.66
Wanger USA
	12/31/2010		40,942	14.18	to	13.83	571,103	—	1.25	to	1.65	21.83	to	21.35
	12/31/2009		41,279	11.64	to	11.39	473,789	—	1.25	to	1.65	40.46	to	39.90
	12/31/2008		53,463	8.28	to	8.14	438,044	—	1.25	to	1.65	(40.47)	to	(40.71)
	12/31/2007		10,731	13.91	to	13.73	148,061	—	1.25	to	1.65	4.02	to	3.60
	12/31/2006		151,567	13.25	to	13.36	2,116,226	0.14	1.25	to	1.65	6.06	to	6.48

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

76

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The 2010 through 2007 unit value and total return ranges have been computed based on the related lowest and highest level of expense ratios. The disclosed unit value and total returns respectively relate to the lowest and highest expense ratio. The 2006 unit value and total return ranges have been computed based on the range of lowest and highest unit values and total returns for all levels of expense ratio.

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2010 Total Return Range
BlackRock Global Opportunities VI - Class I	9.13% to 9.75%

77

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

5. Administrative and Mortality and Expense Risk Charges

TALICNY deducts an annual charge, not to exceed $50, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.65% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALICY’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee:

Subaccount	Fund Fee
Templeton Foreign Securities Fund	-0.10%
Templeton Growth Securities Fund	-0.10%
Janus Aspen-Enterprise Portfolio	-0.10%
Janus Aspen Forty Portfolio	-0.10%
Oppenheimer Capital Appreciation Fund/VA	-0.10%
Oppenheimer Main Street Fund®/VA	-0.10%
Pioneer Emerging Markets VCT Portfolio	-0.10%
Pioneer Fund VCT Portfolio	-0.10%
Dreyfus VIF Appreciation Portfolio	-0.10%
Eaton Vance VT Floating-Rate Income Fund	-0.10%
Eaton Vance VT Large-Cap Value Fund	-0.10%
Oppenheimer Main Street Small Cap Fund®/VA	-0.10%
Pioneer High Yield VCT Portfolio	-0.05%
American Funds Asset Allocation Fund	0.15%
American Funds Bond Fund	0.15%
American Funds Growth Fund	0.15%
American Funds Growth-Income Fund	0.15%
American Funds International Fund	0.15%

78

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

6. Income Taxes

Operations of the Separate Account form a part of TALICNY, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALICNY for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALICNY. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALICNY, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

79

Transamerica Advisors Life Insurance Company of New York

ML of New York Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

8. Fair Value Measurements and Fair Value Hierarchy

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

80

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)		Resolution of the Board of Directors of ML Life Insurance Company of New York establishing the ML of New York Variable Annuity Separate Account A. Note 1

	(2)		Not Applicable.

	(3)	(a)	Form of Underwriting Agreement Between ML Life Insurance Company of New York and Transamerica Capital, Inc. Note 2

		(a)(1)	Underwriting Agreement between Transamerica Advisors Life Insurance Company of New York and Transamerica Capital Inc. Note 25

		(b)	Non-Affiliated Broker-Dealer Wholesaling Agreement between ML Life Insurance Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital, Inc. Note 3

		(c)	Selling Agreement between ML Life Insurance Company of New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. Note 3

		(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 4

	(4)	(a)	Form of Contract and Schedule Pages for the Flexible Premium Individual Deferred Variable Annuity. Note 5

		(b)	Guaranteed Minimum Income Benefit Endorsement and Schedule Pages. Note 5

		(c)	Guaranteed Minimum Death Benefit Endorsement and Schedule Pages. Note 5

		(d)	Bonus Endorsement and Schedule Pages. Note 5

		(e)	Spousal Beneficiary Continuation Endorsement. Note 5

		(f)	Guaranteed Minimum Withdrawal Benefit Rider and Schedule Pages. Note 6

	(5)	(a)	Form of Application for the Flexible Premium Individual Deferred Variable Annuity. Note 5

		(b)	Form of Revised Application for the Flexible Premium Individual Deferred Variable Annuity (Investor Series). Note 6

	(6)	(a)(i)	Certificate of Amendment and Restatement of Charter of Royal Tandem Life Insurance Company. Note 1

		(a)(ii)	Certificate of Amendment of the Charter of ML Life Insurance Company of New York. Note 1

		(a)(iii)	Certificate of Amendment of the Charter of Transamerica Advisors Life Insurance Company of New York. Note 25

		(b)	By-Laws of ML Life Insurance Company of New York. Note 1

		(b)(1)	By-Laws of Transamerica Advisors Life Insurance Company of New York. Note 25

	(7)		Reinsurance Agreements.

		(a)	GMDB Reinsurance Agreement between MLLICNY and ACE Tempest and Amendment No. 1. Note 23

		(a)(i)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 23

		(b)	GMIB Reinsurance Agreement between MLLICNY and ACE Tempest and Amendments No.1 and 2. Note 23.

		(b)(i)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 23.

	(8)	(a)	Amended General Agency Agreement. Note 7

		(b)	Indemnity Agreement Between ML Life Insurance Company of New York and Merrill Lynch Life Agency, Inc. Note 1

		(c)	Management Agreement Between ML Life Insurance Company of New York and Merrill Lynch Asset Management, Inc. Note 1

(d)	Agreement Between ML Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(e)	Agreement Between ML Life Insurance Company of New York and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(f)	Service Agreement Between Tandem Financial Group, Inc. and Royal Tandem Life Insurance Company. Note 1

(g)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc. Note 1

(h)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc. Note 8

(i)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 7

(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. Note 1

(k)	Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and ML Life Insurance Company of New York. Note 9

(l)	Amendment to the Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and ML Life Insurance Company of New York. Note 8

(l)(1)	Amendment to Participation Agreement (AIM). Note 26

(m)	Form of Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 1

(n)	Form of Amendment to Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 10

(o)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. Note 10

(p)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and ML Life Insurance Company of New York. Note 8

(q)	Form of Participation Agreement Between Merrill Lynch, Pierce, Fenner & Smith Incorporated and ML Life Insurance Company of New York. Note 10

(r)	Form of Amendment to Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Note 10

(s)	Amendment to the Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Dated June 5, 1998. Note 11

(t)	Amendment to the Participation Agreement Among ML Life Insurance Company of New York, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. Dated July 22, 1999. Note 11

(u)	Form of Participation Agreement Between American Century Investment Services, Inc. and ML Life Insurance Company of New York. Note 12

(v)	Form of Participation Agreement Between Davis Variable Account Fund, Inc. and ML Life Insurance Company of New York. Note 8

(w)	Form of Participation Agreement Between ML Life Insurance Company of New York and PIMCO Variable Insurance Trust. Note 8

(x)	Form of Participation Agreement Between Federated Securities Corp., Insurance Series, and ML Life Insurance Company of New York. Note 13

(y)	Form of Participation Agreement Between PIMCO Advisors VIT, OCC Distributors LLC, and ML Life Insurance Company of New York. Note 13

(z)	Form of Participation Agreement Between Van Kampen Life Investment Trust and ML Life Insurance Company of New York. Note 8

(aa)	Form of Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Accounts Funds, and ML Life Insurance Company of New York. Note 14

(bb)	Form of Participation Agreement between Franklin Templeton Distributors, Inc. and ML Life Insurance Company of New York. Note 15

(cc)	Form of Participation Agreement between American Funds Insurance Series, Capital Research and Management Company, and ML Life Insurance Company of New York. Note 14

(dd)	Form of Participation Agreement between Cohen & Steers VIF Realty Fund, Inc., Cohen & Steers Securities, LLC, and ML Life Insurance Company of New York. Note 14

(ee)	Form of Participation Agreement between Dreyfus Variable Investment Fund, The Dreyfus Corporation, and ML Life Insurance Company of New York. Note 14

(ff)	Form of Participation Agreement between Eaton Vance Variable Trust, Eaton Vance Distributors, Inc., and ML Life Insurance Company of New York. Note 14

(gg)	Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and ML Life Insurance Company of New York. Note 14

(gg)(1)	Amendment to Participation Agreement (Franklin Templeton). Note 26

(hh)	Form of Participation Agreement between Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc., Pioneer Funds Distributor, Inc., and ML Life Insurance Company of New York. Note 14

(ii)	Form of Participation Agreement between Wanger Advisors Trust, Columbia Funds Distributor, Inc., and ML Life Insurance Company of New York. Note 14

(jj)	Form of Amendment to Participation Agreement by and among Pioneer Variable Contracts Trust, ML Life Insurance Company of New York, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. Note 16

(kk)	Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and ML Life Insurance Company of New York. Note 17

(ll)	Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and ML Life Insurance Company of New York. Note 17

(mm)	Form of Rule 22c-2 Shareholder Information Agreement Between American Funds Service Company and ML Life Insurance Company of New York. Note 18

(nn)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and ML Life Insurance Company of New York. Note 19

(oo)	Form of Rule 22c-2 Shareholder Information Agreement Between Cohen & Steers Securities, LLC and ML Life Insurance Company of New York. Note 18

(pp)	Form of Rule 22c-2 Shareholder Information Agreement Between Davis Variable Account Fund, Inc., Davis Distributors, LLC and ML Life Insurance Company of New York. Note 17

(qq)	Form of Rule 22c-2 Shareholder Information Agreement Between Dreyfus Service Corporation and ML Life Insurance Company of New York. Note 18

(rr)	Form of Rule 22c-2 Shareholder Information Agreement Between Eaton Vance Distributors, Inc. and ML Life Insurance Company of New York. Note 18

(ss)	Form of Rule 22c-2 Shareholder Information Agreement Between Federated Securities Corp. and ML Life Insurance Company of New York. Note 17

(tt)	Form of Rule 22c-2 Shareholder Information Agreement Between Franklin/Templeton Distributors, Inc. and ML Life Insurance Company of New York. Note 18

(uu)	Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and ML Life Insurance Company of New York. Note 18

(vv)	Form of Rule 22c-2 Shareholder Information Agreement Between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and ML Life Insurance Company of New York. Note 18

(ww)	Form of Rule 22c-2 Shareholder Information Agreement Between Allianz Global Investors Distributors LLC and ML Life Insurance Company of New York. Note 17

(xx)	Form of Rule 22c-2 Shareholder Information Agreement Between Pioneer Investment Management Shareholder Services, Inc. and ML Life Insurance Company of New York. Note 18

	(yy)	Form of Rule 22c-2 Shareholder Information Agreement Between Van Kampen Funds, Inc. and ML Life Insurance Company of New York. Note 17

	(zz)	Form of Rule 22c-2 Shareholder Information Agreement Between Columbia Management Distributors, Inc. and ML Life Insurance Company of New York. Note 18

	(aaa)	Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and ML Life Insurance Company of New York. Note 17

	(bbb)	Form of Amendment to Participation Agreement by and among Premier VIT, Allianz Global Investors Distributors LLC, and ML Life Insurance Company of New York. Note 17

	(ccc)	Form of Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and ML Life Insurance Company of New York. Note 17

	(ddd)	Form of Amendment to Participation Agreement by and among Wanger Advisors Trust, Columbia Management Distributors, Inc., Wanger Advisors Trust, and ML Life Insurance Company of New York. Note 18

	(eee)	Form of Participation Agreement by and among Janus Distributors LLC and ML Life Insurance Company of New York. Note 20

	(eee)(1)	Amendment No. 1 to Participation Agreement (Janus). Note 24

	(fff)	Form of Amendment to Participation Agreement by and among Eaton Vance Variable Trust, Eaton Vance Distributors, Inc., and ML Life Insurance Company of New York. Note 18

	(ggg)	Shareholder Service Agreement by and between American Funds Distributors and ML Life Insurance Company of New York. Note 2

	(hhh)	Service Agreement by and between Davis Distributors, LLC and ML Life Insurance Company of New York. Note 2

	(iii)	Assignment of Letter Agreement by and between Janus Capital Management LLC and ML Life Insurance Company of New York. Note 2

	(jjj)	Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and ML Life Insurance Company of New York. Note 2

	(kkk)	Services Agreement between Pacific Investment Management Company and ML Life Insurance Company of New York. Note 2

	(lll)	Services Agreement between PIMCO Variable Insurance Trust and ML Life Insurance Company of New York. Note 2

	(mmm)	Amendment No. 2 to the Participation Agreement by and among Pioneer Variable Contracts Trust, ML Life Insurance Company of New York, Pioneer Investment Management, Inc., and Pioneer Funds Distributor, Inc. Note 2

	(nnn)	Keep Well Agreement between AEGON USA and ML Life Insurance Company of New York. Note 3

	(ooo)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 21

	(ppp)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. Note 22

	(qqq)	Participation Agreement (TST). Note 23

	(qqq)(1)	Amendment No. 2 to Participation Agreement (TST). Note 24

	(qqq)(2)	Amendment No, 3 to Participation Agreement (TST). Note 26

(9)		Opinion and Consent of Counsel Note 26

(10)	(a)	Consent of Counsel Note 26

	(b)	Consent of independent registered public accounting firm. Note 26

(11)		Not Applicable.

(12)		Not Applicable.

(13)		Powers of Attorney. Note 26

Note 1.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43654) dated December 9, 1996.

Note 2.	Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-119611) dated April 25, 2008.

Note 3.	Incorporated by reference to Annual Report on Form 10-K of ML Life Insurance Company of New York (File No. 333-48983) dated March 27, 2008.

Note 4.	Incorporated by reference to Exhibit 10.2 to ML Life Insurance Company of New York’s Current Report on Form 8-K (File No. 33-34562) dated January 4, 2008.

Note 5.	Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-119611) dated March 8, 2005.

Note 6.	Filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-119611) dated December 9, 2005.

Note 7.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-43654) dated April 28, 1994.

Note 8.	Incorporated by reference to Amendment No. 16 to Form N-4 Registration Statement (File No. 333-34894) dated April 17, 2000.

Note 9.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 33-43654) dated April 23, 1997.

Note 10.	Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43654) dated May 1, 1998.

Note 11.	Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43654) dated May 1, 2000.

Note 12.	Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 33-43654) dated April 30, 2001.

Note 13.	Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-34894) dated April 23, 2004.

Note 14.	Filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-119611) dated April 25, 2005.

Note 15.	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-98283) dated June 3, 2003.

Note 16.	Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-119611) dated April 21, 2006.

Note 17.	Incorporated by reference to Post-Effective Amendment No. 27 to the Form N-4 Registration Statement (File No. 33-43654) dated April 17, 2007.

Note 18.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-119611) dated April 24, 2007.

Note 19.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-90430) dated April 17, 2007.

Note 20.	Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-118362) dated April 24, 2007.

Note 21.	Incorporated by reference to Exhibit 10.1 to ML Life Insurance Company of New York’s current report on Form 8-K (File No. 33-34562) dated August 17, 2007.

Note 22.	Incorporated by reference to Exhibit 10.1 to ML Life Insurance Company of New York’s Current Report on Form 8-K (File No. 33-34562) dated January 4, 2008.

Note 23.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-119611) dated April 28, 2009.

Note 24.	Filed with Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-119611) dated April 23, 2010.

Note 25.	Filed with Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-119611) dated December 3, 2010.

Note 26.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company of New York)

Name and Business Address	Principal Positions and Offices with Depositor
Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, President and Chairman of the Board

William Brown, Jr. Kensico Terrace LLC 14 Windward Avenue White Plains, NY 10605	Director

Frank A. Camp 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Secretary and Group General Counsel

Marc Cahn Diversified Investment Advisors 24 Prime Park Way, MD 3-41 Natick, MA 01760	Director

Steven E. Frushtick Wiener, Frushtick & Straub 500 5th Avenue New York, NY 10110	Director

John T. Mallet 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Peter P. Post 3P Consulting, LLC 64 Middle Patent Road Armonk, NY 10504	Director

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President, Treasurer, Corporate Controller and Chief Financial Officer

Item 26.	Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B—Series I Preferred stock.	Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner—AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

As of 1/1/2011	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.2543%) ; Monumental Life Insurance Company (9.7457%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member—AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2011	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners—Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner—AUSA Holding Co. (1%); Limited Partner—AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member—Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

As of 1/1/2011	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LIMITED LIABILITY COMPANY	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

As of 1/1/2011	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2011	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

As of 1/1/2011	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Sole Member—Garnet Community Investments XXVIII, LLC	Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Managing Member—Garnet Community Investments XXIX, LLC	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member—Garnet Community Investments XXX, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

As of 1/1/2011	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member—Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

As of 1/1/2011	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote—AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

As of 1/1/2011	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member—Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member—Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Investor Member: Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member—Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member—Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member—Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Tradition Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

As of 1/1/2011	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company

As of 1/1/2011	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda—— will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc.—sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company—sole Member	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

As of 1/1/2011	Page 12

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2011	Page 13

Item 27. Number of Contracts

The number of Contracts in force as of February 28, 2011 was 373.

Item 28. Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Swank, Thomas A.	(1)	Director

Michael Brandsma	(2)	Director, President and Chief Financial Officer

Hopewell, David W.	(1)	Director

Barkdoll, Tamara D.	(2)	Assistant Secretary

Burke, Erin K.	(1)	Assistant Secretary

Angle, Amy	(3)	Assistant Vice President

Belanger, Elizabeth	(5)	Assistant Vice President

Cullem-Fiore, Margaret A.	(4)	Assistant Vice President

Fischer, John	(4)	Assistant Vice President

Gallagher, Dennis P	(4)	Assistant Vice President

Mossman, Shelley A.	(1)	Assistant Vice President

Post-Rissin, Christy	(4)	Assistant Vice President

Smith, Brenda L.	(4)	Assistant Vice President

Smith, Darin D.	(1)	Assistant Vice President

Wachendorf, Lisa	(1)	Assistant Vice President

Woods, Arthur D.	(4)	Assistant Vice President

John, Courtney	(2)	Chief Compliance Officer and Vice President

Bostwick, Blake S.	(2)	Chief Marketing Officer and Chief Operations Officer

Paulsen, David R.	(1)	Chief Sales Officer

Camp, Frank A.	(1)	Secretary

Wright, Karen R.	(3)	Treasurer

Heburn, Karen D.	(4)	Vice President

Hodgson, Wesley J.	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S. Syracuse St., Suite 1100, Denver, CO 80237-2719
(3)	400 West Market Street, Louisville KY 40202
(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	440 Mammaroneck Avenue, Harrison, NY 10528

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$416,303	0	0	0

(1)	Fiscal Year 2010

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company of New York at 4 Manhattanville Road, Purchase, NY 10577 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company of New York hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 2011.

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

TRANSAMERICA ADVISORS LIFE INSURANCE
COMPANY OF NEW YORK
Depositor

*
Thomas A. Swank
President, Chairman of the Board and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Thomas A. Swank	President, Chairman of the Board and Director	, 2011

* William Brown, Jr.	Director	, 2011

* John T. Mallett	Director and Vice President	, 2011

* Steven E. Frushtick	Director	, 2011

* Peter P. Post	Director	, 2011

* Marc Cahn	Director	, 2011

* Eric J. Martin	Vice President, Corporate Controller, Chief Financial Officer and Treasurer	, 2011

* Frank A. Camp	Director, Group General Counsel and Secretary	, 2011

/s/ Shane Daly Shane Daly	Assistant General Counsel	April 27, 2011

*	By: Shane Daly- Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No.

333-119611

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT A

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(8)(l)(1)	Amendment to Participation Agreement (AIM)

(8)(gg)(1)	Amendment to Participation Agreement (Franklin Templeton)

(8)(qqq)(2)	Amendment to Participation Agreement (TST)

(9)	Opinion and Consent of Counsel

(10)(a)	Consent of Counsel

(10)(b)	Consent of Independent Registered Public Accounting Firm

(13)	Powers of Attorney

*	Page numbers included only in manually executed original.